UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			DANIEL J. MAVICO
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2017



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MAY 31, 2017



[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

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         ANNUAL REPORT
         USAA CORNERSTONE AGGRESSIVE FUND
         MAY 31, 2017

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PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON FINANCIAL [PHOTO OF BROOKS ENGLEHARDT] MATTERS. AN INVESTMENT PLAN ... CAN HELP YOU
STAY ON TRACK."

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JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

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consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S.
Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    12

FINANCIAL INFORMATION

    Distributions to Shareholders                                             13

    Report of Independent Registered
      Public Accounting Firm                                                  14

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         37

    Financial Statements                                                      42

    Notes to Financial Statements                                             45

EXPENSE EXAMPLE                                                               62

ADVISORY AGREEMENT(S)                                                         64

TRUSTEES' AND OFFICERS' INFORMATION                                           69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207234-0717

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FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments including derivatives. The Fund has a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ('junk' or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                                 LANCE HUMPHREY, CFA
    WASIF A. LATIF                                       ARNOLD J. ESPE, CFA

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S.
    stocks generated favorable gains, and small cap stocks

    *Effective June 22, 2017, John P. Toohey is no longer co-manager of the
    Fund.

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2  | USAA CORNERSTONE AGGRESSIVE FUND
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    registered even better returns due to their domestic focus and greater sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened, with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 12.59%. This compares to a return of 17.53% for the MSCI All-Country World Index and 13.97% for the Cornerstone Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund performed well during the reporting period, as its broad diversification among the major asset classes allowed it to capitalize on the broad-based strength in the financial markets.

    The Fund's actively managed bond portfolio made the largest positive contribution to performance. Our positions in credit-sensitive market segments, such as investment-grade and high-yield corporate debt, enabled the Fund to take advantage of the relative strength in these areas. The Fund's bond portfolio has had overweight exposure to the credit sectors since the 2009 financial crisis, and this positioning has added significant value since that time. However, we began to reduce on the Fund's credit allocation in the past year as we believe that many of its holdings had risen to valuations that indicated limited potential for additional gains. We moved the proceeds into long-term U.S. Treasuries. In addition to offsetting the credit risk elsewhere in the Fund's portfolio, U.S. Treasuries may represent a conflicting opportunity given that the consensus is firmly in the favor of stronger growth and rising interest rates. If one or more of these developments fails to come to realization, U.S. Treasuries may provide a source of unexpected upside.

    The Fund's domestic equity allocation, which consists of a portfolio of fundamentally sound, attractively valued blue-chip stocks, generated a strong, positive return. Although this approach caused the Fund's equity portfolio to finish slightly behind the broader market at a time in which higher-growth and momentum-driven stocks generally performed well, we believe it represents a cautious strategy through when considering the full market cycle.

    Our allocation to developed-market international equities also added to the Fund's return. Although international stocks have trailed the United States in recent years, the Fund maintained a sizeable position as we believe that such investments would benefit from the combination of improving growth and their attractive valuations. This patient approach

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4  | USAA CORNERSTONE AGGRESSIVE FUND

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    has begun to pay off in 2017, and as of year-to-date has brought a meaningful improvement to the relative performance of the Fund's allocation to international markets. We continue to see a potential opportunity overseas given that near-term concerns about political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    The Fund's emerging markets weighting, though a smaller portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

    The Fund maintained a limited exposure to commodities and gold stocks for the purposes of diversification. Given that both categories finished roughly flat in the reporting period, this portion of our strategy was a slight detractor from relative performance.

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by moving the Fund's allocations to areas where we see less compelling values, including U.S. equities and high-yield bonds.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

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6  | USAA CORNERSTONE AGGRESSIVE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                           5/31/17                  5/31/16
--------------------------------------------------------------------------------
Net Assets                              $283.9 Million          $222.2 Million
Net Asset Value Per Share                   $12.57                  $11.33

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/08/12
     12.59%                                                      7.22%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.52%            AFTER REIMBURSEMENT      1.23%

               (Includes acquired fund fees and expenses of 0.13%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         MSCI                 CORNERSTONE                USAA
                      ALL-COUNTRY             AGGRESSIVE              CORNERSTONE
                      WORLD INDEX           COMPOSITE INDEX         AGGRESSIVE FUND
05/31/12              $10,000.00              $10,000.00              $10,000.00
06/30/12               10,493.89               10,375.19               10,330.00
07/31/12               10,637.55               10,512.07               10,390.00
08/31/12               10,868.84               10,708.77               10,610.00
09/30/12               11,211.17               10,965.51               10,850.00
10/31/12               11,136.45               10,884.98               10,810.00
11/30/12               11,278.85               10,984.63               10,870.00
12/31/12               11,534.33               11,164.56               11,071.00
01/31/13               12,065.70               11,586.21               11,400.00
02/28/13               12,063.82               11,627.36               11,328.00
03/31/13               12,284.39               11,858.61               11,502.00
04/30/13               12,635.33               12,110.82               11,656.00
05/31/13               12,600.66               12,100.44               11,605.00
06/30/13               12,232.36               11,814.94               11,276.00
07/31/13               12,817.95               12,280.90               11,698.00
08/31/13               12,550.90               12,052.86               11,472.00
09/30/13               13,199.17               12,536.33               11,821.00
10/31/13               13,729.68               12,947.18               12,211.00
11/30/13               13,924.12               13,100.30               12,345.00
12/31/13               14,164.33               13,292.33               12,510.00
01/31/14               13,597.75               12,973.13               12,155.00
02/28/14               14,254.63               13,499.26               12,625.00
03/31/14               14,318.01               13,541.51               12,645.00
04/30/14               14,454.31               13,631.63               12,739.00
05/31/14               14,761.74               13,875.31               12,938.00
06/30/14               15,039.67               14,121.09               13,188.00
07/31/14               14,857.27               13,926.31               12,990.00
08/31/14               15,185.48               14,250.64               13,219.00
09/30/14               14,693.04               13,846.68               12,812.00
10/31/14               14,796.48               14,021.69               12,896.00
11/30/14               15,043.97               14,208.40               13,052.00
12/31/14               14,753.68               14,042.85               12,856.00
01/31/15               14,523.01               13,914.63               12,758.00
02/28/15               15,331.53               14,497.23               13,290.00
03/31/15               15,093.97               14,359.85               13,106.00
04/30/15               15,531.92               14,614.57               13,344.00
05/31/15               15,511.65               14,641.37               13,410.00
06/30/15               15,146.48               14,370.10               13,116.00
07/31/15               15,278.01               14,457.58               13,192.00
08/31/15               14,230.68               13,708.05               12,454.00
09/30/15               13,715.12               13,351.28               12,074.00
10/31/15               14,791.55               14,148.43               12,769.00
11/30/15               14,669.41               14,074.73               12,682.00
12/31/15               14,404.86               13,859.39               12,415.00
01/31/16               13,536.09               13,224.63               11,805.00
02/29/16               13,442.98               13,194.21               11,727.00
03/31/16               14,439.21               14,014.89               12,393.00
04/30/16               14,652.35               14,202.69               12,537.00
05/31/16               14,670.82               14,266.61               12,570.00
06/30/16               14,582.01               14,285.15               12,603.00
07/31/16               15,210.40               14,780.85               13,014.00
08/31/16               15,261.58               14,807.45               13,014.00
09/30/16               15,355.08               14,885.93               13,092.00
10/31/16               15,094.44               14,626.92               12,881.00
11/30/16               15,209.15               14,754.17               12,914.00
12/31/16               15,537.71               15,021.22               13,117.00
01/31/17               15,962.58               15,329.77               13,376.00
02/28/17               16,410.38               15,704.34               13,646.00
03/31/17               16,611.09               15,812.48               13,781.00
04/30/17               16,870.00               16,016.32               13,961.00
05/31/17               17,242.53               16,259.45               14,153.00

                                [END CHART]

                       Data from 5/31/12 through 5/31/17.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone Aggressive Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

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8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/17 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  7.6%
Schwab Fundamental International Large Co. Index ETF** ...................  5.1%
Vanguard FTSE Developed Markets ETF** ....................................  4.7%
iShares Core MSCI Emerging Markets ETF** .................................  3.3%
Vanguard S&P 500 ETF** ...................................................  3.1%
Vanguard Short-Term Corporate Bond ETF** .................................  3.0%
Vanguard Short-Term Bond ETF** ...........................................  2.9%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  2.6%
iShares Edge MSCI Min Vol EAFE ETF** .....................................  2.1%
PowerShares FTSE RAFI Emerging Markets Portfolio** .......................  1.5%

 *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-36.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                        o ASSET ALLOCATION* - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES**                                          34.5%
U.S. EQUITY SECURITIES**                                                   33.2%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       10.0%
U.S. TREASURY SECURITIES                                                    8.1%
U.S. GOVERNMENT AGENCY ISSUES                                               4.3%
MONEY MARKET INSTRUMENTS                                                    3.5%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.8%
CORPORATE OBLIGATIONS                                                       1.8%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.4%
COMMERCIAL MORTGAGE SECURITIES                                              0.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.2%
CONVERTIBLE SECURITIES                                                      0.1%
ASSET-BACKED SECURITIES                                                     0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                  [END CHART]

 * Does not include futures and short-term investments purchased with cash collateral from securities loaned.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-36.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

                   DIVIDEND RECEIVED
                  DEDUCTION (CORPORATE          QUALIFIED
                    SHAREHOLDERS)(1)         INTEREST INCOME
                  ------------------------------------------
                         37.02%                 $641,000
                  ------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Aggressive Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (33.2%)

              COMMON STOCKS (28.3%)

              CONSUMER DISCRETIONARY (4.1%)
              -----------------------------
              ADVERTISING (0.1%)
      4,450   Omnicom Group, Inc.(a)                                                                 $   373
                                                                                                     -------
              APPAREL RETAIL (0.4%)
      4,790   American Eagle Outfitters, Inc.                                                             55
      3,770   Buckle, Inc.                                                                                64
      2,530   Caleres, Inc.                                                                               69
      5,290   Chico's FAS, Inc.                                                                           50
     10,600   TJX Companies, Inc.                                                                        798
                                                                                                     -------
                                                                                                       1,036
                                                                                                     -------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      4,490   Iconix Brand Group, Inc.*                                                                   27
                                                                                                     -------
              AUTO PARTS & EQUIPMENT (0.1%)
      3,410   American Axle & Manufacturing Holdings, Inc.*                                               51
        860   Cooper-Standard Holdings, Inc.*                                                             93
      6,010   Gentex Corp.                                                                               114
        910   LCI Industries                                                                              81
                                                                                                     -------
                                                                                                         339
                                                                                                     -------
              AUTOMOBILE MANUFACTURERS (0.0%)
      1,010   Thor Industries, Inc.                                                                       91
                                                                                                     -------
              AUTOMOTIVE RETAIL (0.1%)
      1,180   Asbury Automotive Group, Inc.*                                                              66
        980   Group 1 Automotive, Inc.                                                                    59
        780   Lithia Motors, Inc."A"                                                                      71
      1,560   Murphy USA, Inc.*                                                                          106
      3,430   Sonic Automotive, Inc."A"                                                                   64
                                                                                                     -------
                                                                                                         366
                                                                                                     -------
              BROADCASTING (0.2%)
      8,050   CBS Corp. "B"(a)                                                                           492
                                                                                                     -------
              CASINOS & GAMING (0.4%)
     39,270   MGM Resorts International                                                                1,246
                                                                                                     -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
      2,950   GameStop Corp."A"                                                                      $    65
      6,640   Rent-A-Center, Inc.                                                                         76
                                                                                                     -------
                                                                                                         141
                                                                                                     -------
              EDUCATION SERVICES (0.1%)
      1,860   Adtalem Global Education, Inc.                                                              69
      1,110   Capella Education Co.                                                                       96
        200   Graham Holdings Co. "B"                                                                    120
                                                                                                     -------
                                                                                                         285
                                                                                                     -------
              GENERAL MERCHANDISE STORES (0.0%)
      1,480   Big Lots, Inc.                                                                              72
                                                                                                     -------
              HOME FURNISHINGS (0.0%)
      3,180   Ethan Allen Interiors, Inc.                                                                 86
                                                                                                     -------
              HOME IMPROVEMENT RETAIL (0.5%)
      8,350   Home Depot, Inc.(a)                                                                      1,282
                                                                                                     -------
              HOMEBUILDING (0.3%)
     12,970   CalAtlantic Group, Inc.                                                                    467
      2,150   LGI Homes, Inc.*                                                                            70
      3,440   Toll Brothers, Inc.                                                                        127
      7,370   TRI Pointe Group, Inc.*                                                                     91
                                                                                                     -------
                                                                                                         755
                                                                                                     -------
              HOMEFURNISHING RETAIL (0.0%)
      2,610   Aaron's, Inc.                                                                               95
                                                                                                     -------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
      4,610   ILG, Inc.                                                                                  124
        910   Marriott Vacations Worldwide Corp.                                                         106
     16,850   Norwegian Cruise Line Holdings Ltd.*                                                       842
      2,350   Royal Caribbean Cruises Ltd.                                                               259
                                                                                                     -------
                                                                                                       1,331
                                                                                                     -------
              INTERNET & DIRECT MARKETING RETAIL (0.5%)
      1,350   Amazon.com, Inc.*                                                                        1,343
                                                                                                     -------
              PUBLISHING (0.0%)
      1,520   Meredith Corp.                                                                              82
      4,200   Time, Inc.                                                                                  53
                                                                                                     -------
                                                                                                         135
                                                                                                     -------
              RESTAURANTS (0.5%)
      2,010   Cheesecake Factory, Inc.                                                                   119
      2,240   DineEquity, Inc.                                                                           102
      7,000   McDonald's Corp.(a)                                                                      1,056

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      7,900   Wendy's Co.                                                                           $    128
                                                                                                    --------
                                                                                                       1,405
                                                                                                    --------
              SPECIALTY STORES (0.3%)
      2,970   Hibbett Sports, Inc.*                                                                       69
     12,840   Office Depot, Inc.                                                                          66
      2,100   Ulta Beauty, Inc.*                                                                         640
                                                                                                    --------
                                                                                                         775
                                                                                                    --------
              TIRES & RUBBER (0.0%)
      2,190   Cooper Tire & Rubber Co.                                                                    79
                                                                                                    --------
              Total Consumer Discretionary                                                            11,754
                                                                                                    --------
              CONSUMER STAPLES (2.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
      9,300   Bunge Ltd.                                                                                 744
      1,020   Ingredion, Inc.                                                                            116
                                                                                                    --------
                                                                                                         860
                                                                                                    --------
              DRUG RETAIL (0.3%)
      6,640   CVS Health Corp.(a)                                                                        510
      5,240   Walgreens Boots Alliance, Inc.(a)                                                          425
                                                                                                    --------
                                                                                                         935
                                                                                                    --------
              FOOD DISTRIBUTORS (0.0%)
      1,810   Spartannash Co.                                                                             54
      1,710   United Natural Foods, Inc.*                                                                 68
                                                                                                    --------
                                                                                                         122
                                                                                                    --------
              HOUSEHOLD PRODUCTS (0.2%)
      4,670   Procter & Gamble Co.(a)                                                                    411
                                                                                                    --------
              HYPERMARKETS & SUPER CENTERS (0.6%)
     20,650   Wal-Mart Stores, Inc.(a)                                                                 1,623
                                                                                                    --------
              PACKAGED FOODS & MEAT (0.4%)
     13,150   Blue Buffalo Pet Products, Inc.*                                                           309
      5,740   Kraft Heinz Co.                                                                            529
        910   Lancaster Colony Corp.                                                                     113
      1,090   Sanderson Farms, Inc.                                                                      129
                                                                                                    --------
                                                                                                       1,080
                                                                                                    --------
              SOFT DRINKS (0.5%)
     11,600   PepsiCo, Inc.                                                                            1,356
                                                                                                    --------
              TOBACCO (0.0%)
      1,700   Universal Corp.                                                                            113
                                                                                                    --------
              Total Consumer Staples                                                                   6,500
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              ENERGY (1.9%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
      2,500   Chevron Corp.                                                                         $    259
     17,970   Occidental Petroleum Corp.                                                               1,059
                                                                                                    --------
                                                                                                       1,318
                                                                                                    --------
              OIL & GAS DRILLING (0.1%)
      3,460   Atwood Oceanics, Inc.*                                                                      35
     17,400   Patterson-UTI Energy, Inc.                                                                 371
      2,890   Rowan Companies plc "A"*                                                                    35
                                                                                                    --------
                                                                                                         441
                                                                                                    --------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      1,290   Dril-Quip, Inc.*                                                                            64
      5,050   Schlumberger Ltd.(a)                                                                       351
                                                                                                    --------
                                                                                                         415
                                                                                                    --------
              OIL & GAS EXPLORATION & PRODUCTION (1.1%)
     36,940   Antero Resources Corp.*                                                                    760
     13,250   Cabot Oil & Gas Corp.(a)                                                                   294
        900   Cimarex Energy Co.                                                                          97
     20,310   ConocoPhillips(a)                                                                          907
      5,680   Denbury Resources, Inc.*                                                                     9
     10,200   EOG Resources, Inc.                                                                        921
      3,070   WPX Energy, Inc.*                                                                           33
                                                                                                    --------
                                                                                                       3,021
                                                                                                    --------
              OIL & GAS REFINING & MARKETING (0.1%)
        920   REX American Resources Corp.*                                                               87
      1,590   Western Refining, Inc.                                                                      58
                                                                                                    --------
                                                                                                         145
                                                                                                    --------
              Total Energy                                                                             5,340
                                                                                                    --------
              FINANCIALS (4.6%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
     24,220   Bank of New York Mellon Corp.                                                            1,141
                                                                                                    --------
              CONSUMER FINANCE (0.5%)
      1,480   Encore Capital Group, Inc.*                                                                 54
      6,210   SLM Corp.*                                                                                  64
     42,414   Synchrony Financial                                                                      1,139
        700   World Acceptance Corp.*                                                                     55
                                                                                                    --------
                                                                                                       1,312
                                                                                                    --------
              DIVERSIFIED BANKS (1.7%)
     72,300   Bank of America Corp.                                                                    1,620
      7,450   Citigroup, Inc.                                                                            451

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     21,610   JPMorgan Chase & Co.                                                                  $  1,775
     20,770   U.S. Bancorp(a)                                                                          1,057
                                                                                                    --------
                                                                                                       4,903
                                                                                                    --------
              FINANCIAL EXCHANGES & DATA (0.1%)
      1,250   CME Group, Inc.(a)                                                                         147
                                                                                                    --------
              INVESTMENT BANKING & BROKERAGE (0.0%)
      1,270   Raymond James Financial, Inc.                                                               92
                                                                                                    --------
              LIFE & HEALTH INSURANCE (0.0%)
        980   Primerica, Inc.                                                                             71
                                                                                                    --------
              PROPERTY & CASUALTY INSURANCE (1.0%)
      7,700   Allstate Corp.(a)                                                                          665
      5,150   Chubb Ltd.(a)                                                                              737
      2,500   Employers Holdings, Inc.                                                                   100
      3,280   First American Financial Corp.                                                             143
      7,510   Old Republic International Corp.                                                           148
     17,150   Progressive Corp.(a)                                                                       728
      2,760   Selective Insurance Group, Inc.                                                            141
      2,480   W.R. Berkley Corp.                                                                         171
                                                                                                    --------
                                                                                                       2,833
                                                                                                    --------
              REGIONAL BANKS (0.6%)
      1,560   Bank of Hawaii Corp.                                                                       121
      1,800   East West Bancorp, Inc.                                                                     99
      4,080   First Financial Bancorp                                                                    102
     45,690   KeyCorp(a)                                                                                 798
      4,780   PNC Financial Services Group, Inc.(a)                                                      567
      6,070   TCF Financial Corp.                                                                         92
                                                                                                    --------
                                                                                                       1,779
                                                                                                    --------
              REINSURANCE (0.2%)
        880   Everest Re Group Ltd.                                                                      224
      5,930   Maiden Holdings Ltd.                                                                        62
      1,290   Reinsurance Group of America, Inc.                                                         161
                                                                                                    --------
                                                                                                         447
                                                                                                    --------
              THRIFTS & MORTGAGE FINANCE (0.1%)
      3,710   Homestreet, Inc.*                                                                          100
      4,850   Provident Financial Services, Inc.                                                         113
      1,850   Walker & Dunlop, Inc.*                                                                      86
      3,940   Washington Federal, Inc.                                                                   126
                                                                                                    --------
                                                                                                         425
                                                                                                    --------
              Total Financials                                                                        13,150
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HEALTH CARE (3.6%)
              ------------------
              BIOTECHNOLOGY (0.9%)
     17,150   AbbVie, Inc.                                                                          $  1,132
      2,830   Amgen, Inc.(a)                                                                             439
        630   Biogen, Inc.*                                                                              156
      8,920   Gilead Sciences, Inc.(a)                                                                   579
      4,040   Myriad Genetics, Inc.*                                                                      82
        470   United Therapeutics Corp.*                                                                  57
                                                                                                    --------
                                                                                                       2,445
                                                                                                    --------
              HEALTH CARE EQUIPMENT (0.9%)
      3,180   Globus Medical, Inc. "A"*                                                                   98
     13,470   Hologic, Inc.*                                                                             583
      1,390   Masimo Corp.*                                                                              121
     17,450   Medtronic plc(a)                                                                         1,471
      1,530   ResMed, Inc.                                                                               109
        740   Teleflex, Inc.                                                                             148
                                                                                                    --------
                                                                                                       2,530
                                                                                                    --------
              HEALTH CARE FACILITIES (0.1%)
      2,660   HealthSouth Corp.                                                                          121
      5,470   Select Medical Holdings Corp.*                                                              73
                                                                                                    --------
                                                                                                         194
                                                                                                    --------
              HEALTH CARE SERVICES (0.1%)
      1,650   AMN Healthcare Services, Inc.*                                                              60
        700   Chemed Corp.                                                                               143
      1,760   MEDNAX, Inc.*                                                                               96
      2,040   Tivity Health, Inc.*                                                                        69
                                                                                                    --------
                                                                                                         368
                                                                                                    --------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
      1,400   PAREXEL International Corp.*                                                               113
      5,150   Thermo Fisher Scientific, Inc.                                                             890
                                                                                                    --------
                                                                                                       1,003
                                                                                                    --------
              MANAGED HEALTH CARE (0.4%)
      6,700   UnitedHealth Group, Inc.(a)                                                              1,174
                                                                                                    --------
              PHARMACEUTICALS (0.8%)
      2,600   Allergan plc(a)                                                                            582
     10,170   Johnson & Johnson(a)                                                                     1,304
      6,660   Merck & Co., Inc.(a)                                                                       434
      1,850   Supernus Pharmaceuticals, Inc.*                                                             69
                                                                                                    --------
                                                                                                       2,389
                                                                                                    --------
              Total Health Care                                                                       10,103
                                                                                                    --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (3.1%)
              ------------------
              AEROSPACE & DEFENSE (0.6%)
      1,200   Lockheed Martin Corp.(a)                                                              $    337
      1,200   Moog, Inc. "A"*                                                                             84
        499   Rockwell Collins, Inc.                                                                      54
      6,250   Spirit AeroSystems Holdings, Inc."A"                                                       341
        920   Teledyne Technologies, Inc.*                                                               121
      7,000   United Technologies Corp.(a)                                                               849
                                                                                                    --------
                                                                                                       1,786
                                                                                                    --------
              AGRICULTURAL & FARM MACHINERY (0.1%)
      2,630   Toro Co.                                                                                   180
                                                                                                    --------
              AIR FREIGHT & LOGISTICS (0.2%)
      3,300   FedEx Corp.(a)                                                                             640
                                                                                                    --------
              AIRLINES (0.4%)
      4,120   JetBlue Airways Corp.*                                                                      93
      1,930   SkyWest, Inc.                                                                               66
     14,280   Southwest Airlines Co.(a)                                                                  858
                                                                                                    --------
                                                                                                       1,017
                                                                                                    --------
              BUILDING PRODUCTS (0.1%)
      6,000   Masco Corp.(a)                                                                             223
                                                                                                    --------
              COMMERCIAL PRINTING (0.1%)
      1,550   Deluxe Corp.                                                                               106
      1,048   LSC Communications, Inc.                                                                    22
      4,906   R.R Donnelley & Sons Co.                                                                    58
                                                                                                    --------
                                                                                                         186
                                                                                                    --------
              CONSTRUCTION & ENGINEERING (0.2%)
     16,380   AECOM*                                                                                     526
      1,770   EMCOR Group, Inc.                                                                          112
      4,350   KBR, Inc.                                                                                   59
                                                                                                    --------
                                                                                                         697
                                                                                                    --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      1,280   Greenbrier Companies, Inc.                                                                  57
      2,020   Trinity Industries, Inc.                                                                    51
      3,420   Wabash National Corp.                                                                       68
      4,950   Wabtec Corp.(b)                                                                            405
                                                                                                    --------
                                                                                                         581
                                                                                                    --------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      4,640   Copart, Inc.*                                                                              145
      2,270   Viad Corp.                                                                                 100
                                                                                                    --------
                                                                                                         245
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      1,080   EnerSys                                                                               $     80
      1,260   Regal-Beloit Corp.                                                                         100
                                                                                                    --------
                                                                                                         180
                                                                                                    --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
      2,930   Tetra Tech, Inc.                                                                           135
                                                                                                    --------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      1,080   ManpowerGroup, Inc.                                                                        110
                                                                                                    --------
              INDUSTRIAL CONGLOMERATES (0.6%)
      4,330   Carlisle Companies, Inc.(a)                                                                439
     29,247   General Electric Co.                                                                       801
      3,350   Honeywell International, Inc.(a)                                                           445
                                                                                                    --------
                                                                                                       1,685
                                                                                                    --------
              INDUSTRIAL MACHINERY (0.1%)
      2,110   Barnes Group, Inc.                                                                         120
      1,420   Crane Co.                                                                                  110
        770   Nordson Corp.                                                                               89
                                                                                                    --------
                                                                                                         319
                                                                                                    --------
              OFFICE SERVICES & SUPPLIES (0.0%)
      2,950   Herman Miller, Inc.                                                                         93
                                                                                                    --------
              RAILROADS (0.1%)
      3,980   Kansas City Southern                                                                       379
                                                                                                    --------
              RESEARCH & CONSULTING SERVICES (0.0%)
      4,690   Navigant Consulting, Inc.*                                                                  91
                                                                                                    --------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      1,460   GATX Corp.                                                                                  87
                                                                                                    --------
              TRUCKING (0.1%)
      1,570   Landstar System, Inc.                                                                      131
      1,180   Old Dominion Freight Line, Inc.                                                            106
                                                                                                    --------
                                                                                                         237
                                                                                                    --------
              Total Industrials                                                                        8,871
                                                                                                    --------
              INFORMATION TECHNOLOGY (7.0%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.4%)
     31,980   Cisco Systems, Inc.(a)                                                                   1,008
        970   InterDigital, Inc.                                                                          79
      1,650   Plantronics, Inc.                                                                           87
                                                                                                    --------
                                                                                                       1,174
                                                                                                    --------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
      5,010   Convergys Corp.                                                                       $    122
      2,520   CSG Systems International, Inc.                                                            100
      3,240   MasterCard, Inc. "A"                                                                       398
      1,480   MAXIMUS, Inc.                                                                               92
      2,050   NeuStar, Inc. "A"*                                                                          68
     19,050   Visa, Inc. "A"                                                                           1,814
                                                                                                    --------
                                                                                                       2,594
                                                                                                    --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      2,650   Keysight Technologies, Inc.*                                                               102
                                                                                                    --------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      3,570   Benchmark Electronics, Inc.*                                                               115
      3,470   Jabil Circuit, Inc.                                                                        104
      1,940   Sanmina Corp.*                                                                              71
                                                                                                    --------
                                                                                                         290
                                                                                                    --------
              INTERNET SOFTWARE & SERVICES (1.3%)
      3,135   Alphabet, Inc. "A"*                                                                      3,095
      3,480   Facebook, Inc. "A"*                                                                        527
                                                                                                    --------
                                                                                                       3,622
                                                                                                    --------
              IT CONSULTING & OTHER SERVICES (0.1%)
        730   CACI International, Inc. "A"*                                                               90
      1,630   Leidos Holdings, Inc.                                                                       90
      1,130   Science Applications International Corp.                                                    86
                                                                                                    --------
                                                                                                         266
                                                                                                    --------
              SEMICONDUCTOR EQUIPMENT (0.5%)
      1,860   Advanced Energy Industries, Inc.*                                                          143
      1,600   Cabot Microelectronics Corp.                                                               121
      5,930   Lam Research Corp.(a)                                                                      920
      3,660   Teradyne, Inc.                                                                             130
      2,360   Xperi Corp.                                                                                 73
                                                                                                    --------
                                                                                                       1,387
                                                                                                    --------
              SEMICONDUCTORS (0.6%)
      2,900   Broadcom Ltd.                                                                              695
     14,690   Maxim Integrated Products, Inc.                                                            702
      6,850   QUALCOMM, Inc.                                                                             392
                                                                                                    --------
                                                                                                       1,789
                                                                                                    --------
              SYSTEMS SOFTWARE (1.4%)
     36,860   Microsoft Corp.(a)                                                                       2,575
     30,100   Oracle Corp.(a)                                                                          1,366
                                                                                                    --------
                                                                                                       3,941
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TECHNOLOGY DISTRIBUTORS (0.2%)
      1,520   Arrow Electronics, Inc.*                                                              $    115
      2,820   Avnet, Inc.                                                                                104
      1,380   ePlus, Inc.*                                                                               109
      1,670   Insight Enterprises, Inc.*                                                                  69
        900   Tech Data Corp.*                                                                            87
                                                                                                    --------
                                                                                                         484
                                                                                                    --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.5%)
     17,615   Apple, Inc.(a)                                                                           2,691
     45,810   HP, Inc.                                                                                   859
      6,680   Western Digital Corp.(a)                                                                   602
                                                                                                    --------
                                                                                                       4,152
                                                                                                    --------
              Total Information Technology                                                            19,801
                                                                                                    --------
              MATERIALS (0.7%)
              ----------------
              COMMODITY CHEMICALS (0.0%)
      1,860   AdvanSix, Inc.*                                                                             53
                                                                                                    --------
              DIVERSIFIED CHEMICALS (0.2%)
      7,050   Dow Chemical Co.(a)                                                                        437
                                                                                                    --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
      1,480   Scotts Miracle-Gro Co.                                                                     128
                                                                                                    --------
              PAPER PACKAGING (0.2%)
      5,080   Packaging Corp. of America                                                                 519
      2,890   Sonoco Products Co.                                                                        147
                                                                                                    --------
                                                                                                         666
                                                                                                    --------
              PAPER PRODUCTS (0.1%)
      1,700   Neenah Paper, Inc.                                                                         132
      2,460   Schweitzer-Mauduit International, Inc.                                                      92
                                                                                                    --------
                                                                                                         224
                                                                                                    --------
              SPECIALTY CHEMICALS (0.1%)
      1,400   Innospec, Inc.                                                                              90
      2,340   Kraton Corp.*                                                                               75
        940   Minerals Technologies, Inc.                                                                 68
      2,920   Rayonier Advanced Materials, Inc.                                                           51
      1,140   Stepan Co.                                                                                  96
                                                                                                    --------
                                                                                                         380
                                                                                                    --------
              STEEL (0.1%)
      1,250   Reliance Steel & Aluminum Co.                                                               91
      1,520   Worthington Industries, Inc.                                                                64
                                                                                                    --------
                                                                                                         155
                                                                                                    --------
              Total Materials                                                                          2,043
                                                                                                    --------

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     13,960   AT&T, Inc.(a)                                                                         $    538
                                                                                                    --------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      2,190   ALLETE, Inc.                                                                               161
      2,400   Duke Energy Corp.(c)                                                                       205
      4,300   Edison International                                                                       351
      4,880   Hawaiian Electric Industries, Inc.                                                         162
      4,800   NextEra Energy, Inc.                                                                       679
                                                                                                    --------
                                                                                                       1,558
                                                                                                    --------
              GAS UTILITIES (0.1%)
      3,790   South Jersey Industries, Inc.                                                              138
      3,150   UGI Corp.                                                                                  161
                                                                                                    --------
                                                                                                         299
                                                                                                    --------
              MULTI-UTILITIES (0.2%)
      2,820   NorthWestern Corp.                                                                         175
      2,150   Sempra Energy(a)                                                                           250
                                                                                                    --------
                                                                                                         425
                                                                                                    --------
              Total Utilities                                                                          2,282
                                                                                                    --------
              Total Common Stocks (cost: $67,697)                                                     80,382
                                                                                                    --------

              PREFERRED STOCKS (0.5%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      8,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                               232
      2,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(d)                 212
                                                                                                    --------
                                                                                                         444
                                                                                                    --------
              Total Consumer Staples                                                                     444
                                                                                                    --------
              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        300   Chesapeake Energy Corp., 5.75%, perpetual(d)                                               192
                                                                                                    --------
              FINANCIALS (0.2%)
              -----------------
              LIFE & HEALTH INSURANCE (0.1%)
     12,000   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                 265
                                                                                                    --------
              REGIONAL BANKS (0.1%)
        235   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                    246
                                                                                                    --------
              Total Financials                                                                           511
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
      8,000   Qwest Corp., 6.50%                                                                    $    199
                                                                                                    --------
              Total Preferred Stocks (cost: $1,417)                                                    1,346
                                                                                                    --------

              EXCHANGE-TRADED FUNDS (4.4%)
      2,800   Consumer Discretionary Select Sector SPDR Fund                                             255
     10,800   Financial Select Sector SPDR Fund                                                          251
      3,400   Health Care Select Sector SPDR Fund                                                        259
      7,400   iShares Core S&P 500 ETF                                                                 1,797
      6,370   iShares Russell 2000 ETF(b)                                                                868
      4,800   Materials Select Sector SPDR Fund                                                          255
     39,070   Vanguard S&P 500 ETF                                                                     8,661
      1,300   Vanguard Telecommunication Services ETF                                                    122
                                                                                                    --------
              Total Exchange-Traded Funds (cost: $11,749)                                             12,468
                                                                                                    --------
              Total U.S. Equity Securities (cost: $80,863)                                            94,196
                                                                                                    --------

              INTERNATIONAL EQUITY SECURITIES (34.5%)

              COMMON STOCKS (0.9%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.4%)
     27,050   Magna International, Inc.                                                                1,211
                                                                                                    --------
              FINANCIALS (0.3%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.2%)
     11,000   XL Group Ltd.                                                                              481
                                                                                                    --------
              REINSURANCE (0.1%)
      1,540   RenaissanceRe Holdings Ltd.                                                                220
                                                                                                    --------
              Total Financials                                                                           701
                                                                                                    --------
              INDUSTRIALS (0.1%)
              ------------------
              RAILROADS (0.1%)
      2,600   Canadian Pacific Railway Ltd.                                                              411
                                                                                                    --------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     12,650   Vodafone Group plc ADR                                                                     383
                                                                                                    --------
              Total Common Stocks (cost: $2,527)                                                       2,706
                                                                                                    --------

              EXCHANGE-TRADED FUNDS (33.6%)
    349,700   iShares Core MSCI EAFE ETF                                                              21,549
    189,300   iShares Core MSCI Emerging Markets ETF                                                   9,435

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    129,400   iShares Currency Hedged MSCI EAFE ETF                                                 $  3,693
     84,900   iShares Edge MSCI Min Vol EAFE ETF                                                       6,012
     70,900   iShares Edge MSCI Min Vol Emerging Markets ETF                                           3,921
     51,700   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                2,173
    220,200   PowerShares FTSE RAFI Emerging Markets Portfolio                                         4,389
    138,500   Schwab Fundamental Emerging Markets Large Co. Index ETF                                  3,695
    518,900   Schwab Fundamental International Large Co. Index ETF(b)                                 14,498
     72,800   Schwab Fundamental International Small Co. Index ETF                                     2,356
     14,790   SPDR S&P Emerging Markets SmallCap ETF                                                     681
    318,400   Vanguard FTSE Developed Markets ETF                                                     13,226
     91,270   Vanguard FTSE Emerging Markets ETF                                                       3,718
     57,920   Vanguard FTSE Europe ETF                                                                 3,256
     16,645   WisdomTree Emerging Markets SmallCap Dividend Fund                                         762
     55,907   WisdomTree India Earnings Fund(b)                                                        1,393
     10,220   WisdomTree Japan Hedged Equity Fund                                                        521
                                                                                                    --------
              Total Exchange-Traded Funds (cost: $86,949)                                             95,278
                                                                                                    --------
              Total International Equity Securities (cost: $89,476)                                   97,984
                                                                                                    --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.8%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
      8,197   Hycroft Mining Corp.*(e),(f)                                                                11
      3,000   Newmont Mining Corp.(a)                                                                    102
                                                                                                    --------
                                                                                                         113
                                                                                                    --------
              Total Gold (cost: $381)                                                                    113
                                                                                                    --------
              EXCHANGE-TRADED FUNDS (1.8%)
     24,300   First Trust Global Tactical Commodity Strategy Fund*(b)                                    485
     28,600   PowerShares DB Commodity Index Tracking Fund*                                              417
     67,800   United States Commodity Index Fund*                                                      2,603
     63,900   VanEck Vectors Gold Miners ETF                                                           1,450
                                                                                                    --------
              Total Exchange-Traded Funds (cost: $5,627)                                               4,955
                                                                                                    --------
              Total Precious Metals and Commodity-Related Securities (cost: $6,008)                    5,068
                                                                                                    --------

              GLOBAL REAL ESTATE EQUITY SECURITIES (1.4%)

              COMMON STOCKS (0.1%)

              REITs - RETAIL (0.1%)
      1,340   Simon Property Group, Inc.(a) (cost: $276)                                                 207
                                                                                                    --------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
      8,000   Arbor Realty Trust, Inc., 7.38%* (cost: $200)                                              203
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (1.2%)
     42,890   Vanguard REIT ETF (cost: $3,469)                                                      $  3,525
                                                                                                    --------
              Total Global Real Estate Equity Securities (cost: $3,945)                                3,935
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   COUPON
(000)                                                                     RATE         MATURITY
------------------------------------------------------------------------------------------------------------
              BONDS (25.3%)

              CORPORATE OBLIGATIONS (1.8%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              DEPARTMENT STORES (0.0%)
$       100   Neiman Marcus Group Ltd., LLC(q)                            4.25%       10/25/2020          78
                                                                                                    --------
              SPECIALTY STORES (0.1%)
        200   Academy Ltd.(g),(q)                                         5.15         7/02/2022         163
        150   Guitar Center, Inc.(d)                                      6.50         4/15/2019         130
                                                                                                    --------
                                                                                                         293
                                                                                                    --------
              Total Consumer Discretionary                                                               371
                                                                                                    --------
              CONSUMER STAPLES (0.0%)
              -----------------------
              FOOD RETAIL (0.0%)
        100   BI-LO, LLC & BI-LO Finance Corp.(d)                         9.25         2/15/2019          86
                                                                                                    --------
              ENERGY (0.3%)
              -------------
              OIL & GAS DRILLING (0.0%)
        261   Schahin II Finance Co. SPV Ltd.(d),(h)                      5.88         9/25/2023          36
                                                                                                    --------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
         60     Covey Park Energy, LLC & Covey Park
              Finance Corp.(d)                                            7.50         5/15/2025          62
                                                                                                    --------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
        100   Enbridge Energy Partners, LP                                7.38        10/15/2045         132
        200   Enbridge Energy Partners, LP                                8.05(i)     10/01/2077         198
        160   Enterprise Products Operating, LLC                          7.00(i)      6/01/2067         155
        190   Southern Union Co.                                          4.19(i)     11/01/2066         159
        150   Tallgrass Energy Partners, LP & Tallgrass
                Energy Finance Corp.(d)                                   5.50         9/15/2024         153
                                                                                                    --------
                                                                                                         797
                                                                                                    --------
              Total Energy                                                                               895
                                                                                                    --------

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                   COUPON                        VALUE
(000)         SECURITY                                                    RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              FINANCIALS (1.1%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
$       100   Ares Capital Corp.                                          3.63%        1/19/2022    $    101
        200   Prospect Capital Corp.                                      5.00         7/15/2019         205
                                                                                                    --------
                                                                                                         306
                                                                                                    --------
              LIFE & HEALTH INSURANCE (0.2%)
        300   Lincoln National Corp.                                      3.54(i)      5/17/2066         278
        200   Prudential Financial, Inc.                                  5.63         6/15/2043         218
        100   StanCorp Financial Group, Inc.                              6.90(i)      6/01/2067          93
                                                                                                    --------
                                                                                                         589
                                                                                                    --------
              MULTI-LINE INSURANCE (0.2%)
        140   Hartford Financial Services Group(d)                        3.31(i)      2/12/2067         131
        300   Nationwide Mutual Insurance Co.(d)                          3.42(i)     12/15/2024         296
                                                                                                    --------
                                                                                                         427
                                                                                                    --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
        200   Allstate Corp.                                              5.75         8/15/2053         218
        200   Amtrust Financial Services Inc.                             2.75        12/15/2044         143
        200   HSB Group, Inc.                                             2.07(i)      7/15/2027         164
        250   Ironshore Holdings, Inc.(d)                                 8.50         5/15/2020         297
        250   Oil Insurance Ltd.(d)                                       4.13(i)              -(m)      226
                                                                                                    --------
                                                                                                       1,048
                                                                                                    --------
              REGIONAL BANKS (0.2%)
        200   Compass Bank                                                3.88         4/10/2025         199
        175   Cullen/Frost Capital Trust II                               2.60(i)      3/01/2034         155
         50   First Maryland Capital Trust I                              2.16(i)      1/15/2027          47
        200   SunTrust Capital I                                          1.85(i)      5/15/2027         185
                                                                                                    --------
                                                                                                         586
                                                                                                    --------
              Total Financials                                                                         2,956
                                                                                                    --------
              HEALTH CARE (0.0%)
              ------------------
              HEALTH CARE FACILITIES (0.0%)
        100   Community Health Systems, Inc.                              6.88         2/01/2022          89
                                                                                                    --------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.0%)
         42   Continental Airlines, Inc. Pass-Through Trust               6.25        10/11/2021          44
                                                                                                    --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        100   Artesyn Embedded Technologies, Inc.(d)                      9.75        10/15/2020          99
                                                                                                    --------
              Total Industrials                                                                          143
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                   COUPON                        VALUE
(000)         SECURITY                                                    RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.0%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.0%)
$       100   Crescent Communities, LLC & Crescent Ventures, Inc.(d)      8.88%       10/15/2021    $    105

              UTILITIES (0.2%)
              ----------------
              ELECTRIC UTILITIES (0.1%)
        174   NextEra Energy Capital Holdings, Inc.                       6.65(i)      6/15/2067         164
         50   NextEra Energy Capital Holdings, Inc.                       7.30(i)      9/01/2067          51
        200   PPL Capital Funding, Inc.                                   3.82(i)      3/30/2067         195
                                                                                                    --------
                                                                                                         410
                                                                                                    --------
              MULTI-UTILITIES (0.1%)
        200   WEC Energy Group, Inc.                                      3.29(i)      5/15/2067         187
                                                                                                    --------
              Total Utilities                                                                            597
                                                                                                    --------
              Total Corporate Obligations (cost: $5,312)                                               5,242
                                                                                                    --------

              CONVERTIBLE SECURITIES (0.1%)

              MATERIALS (0.1%)
        200   Pretium Resources, Inc.(d)                                  2.25         3/15/2022         182
                                                                                                    --------
              Total Convertible Securities (cost: $192)                                                  182
                                                                                                    --------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.2%)

              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.0%)
        150   Petroleos Mexicanos Co.(d)                                  5.38         3/13/2022         160
                                                                                                    --------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        200   TransCanada PipeLines Ltd.                                  3.39(i)      5/15/2067         188
                                                                                                    --------
              Total Energy                                                                               348
                                                                                                    --------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        200   QBE Capital Funding III Ltd.(d)                             7.25         5/24/2041         223
                                                                                                    --------
              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
        100   Newcrest Finance Property Ltd.(d)                           4.45        11/15/2021         105
                                                                                                    --------
              Total Eurodollar and Yankee Obligations (cost: $633)                                       676
                                                                                                    --------

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                   COUPON                        VALUE
(000)         SECURITY                                                    RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (0.1%)

              FINANCIALS (0.1%)
              -----------------
              ASSET-BACKED FINANCING (0.1%)
$       125   Avis Budget Rental Car Funding AESOP, LLC(d)                2.96%        7/20/2020    $    126
         89   Avis Budget Rental Car Funding AESOP, LLC(d)                3.75         7/20/2020          90
         50   Navient Student Loan Trust                                  2.52(i)      8/25/2050          49
                                                                                                    --------
                                                                                                         265
                                                                                                    --------
              Total Financials                                                                           265
                                                                                                    --------
              Total Asset-Backed Securities (cost: $258)                                                 265
                                                                                                    --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
         62   Sequoia Mortgage Trust                                      1.91(i)      9/20/2033          55
        242   Structured Asset Mortgage Investments, Inc.                 1.50(i)      7/19/2035         224
         56   Wells Fargo Mortgage Backed Securities Trust                3.00(i)      4/25/2035          53
                                                                                                    --------
              Total Financials                                                                           332
                                                                                                    --------
              Total Collateralized Mortgage Obligations (cost: $346)                                     332
                                                                                                    --------

              COMMERCIAL MORTGAGE SECURITIES (0.6%)

              FINANCIALS (0.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
         79   Banc of America Commercial Mortgage, Inc.                   5.72         7/10/2044          58
        200   Banc of America Commercial Mortgage, Inc.                   6.28         2/10/2051         203
        200   Bear Stearns Commercial Mortgage Securities, Inc.(d)        5.66         9/11/2041         201
         50   Citigroup Commercial Mortgage Trust                         6.00        12/10/2049          29
         73   Commercial Mortgage Trust                                   5.38        12/10/2046          74
        254   Credit Suisse Commercial Mortgage Pass-Through Trust        1.19         2/15/2040         239
        250   FREMF Mortgage Trust(d)                                     3.00         8/25/2045         256
        116   GE Capital Commercial Mortgage Corp.                        5.71        11/10/2045         116
         50   GE Capital Commercial Mortgage Corp.                        5.61        12/10/2049          51
         13   GMAC Commercial Mortgage Securities, Inc.                   4.97        12/10/2041          14
        184   J.P. Morgan Chase Commercial Mortgage Securities Corp.      5.37         5/15/2047         184
        100   Morgan Stanley Capital I Trust                              5.45         3/12/2044          97
                                                                                                    --------
                                                                                                       1,522
                                                                                                    --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)
        815   CSAIL Commercial Mortgage Trust,(e)                         1.98         1/15/2049          92

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                   COUPON                        VALUE
(000)         SECURITY                                                    RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------
$       894   UBS Commercial Mortgage Trust(d),(e)                        2.00%        5/10/2045    $     74
                                                                                                    --------
                                                                                                         166
                                                                                                    --------
              Total Financials                                                                         1,688
                                                                                                    --------
              Total Commercial Mortgage Securities (cost: $1,721)                                      1,688
                                                                                                    --------

              U.S. GOVERNMENT AGENCY ISSUES (4.3%)(n)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.6%)
        250   Fannie Mae(+)                                               2.15         1/25/2023         248
        500   Freddie Mac(+)                                              3.51         4/25/2030         531
        300   Freddie Mac(+)                                              3.33         5/25/2025         318
        700   Freddie Mac(+)                                              3.00        12/25/2025         722
                                                                                                    --------
                                                                                                       1,819
                                                                                                    --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.7%)
        536   Freddie Mac(+)                                              3.00         4/01/2046         539
      1,593   Freddie Mac(+)                                              3.00         6/01/2046       1,602
        576   Freddie Mac(+)                                              3.00         9/01/2046         579
        290   Freddie Mac(+)                                              3.00        10/01/2046         292
        974   Freddie Mac(+)                                              3.00        11/01/2046         979
        988   Freddie Mac(+)                                              3.00         1/01/2047         993
        940   Freddie Mac(+)                                              3.00         3/01/2047         946
        298   Freddie Mac(+)                                              3.00         4/01/2047         300
      1,000   Freddie Mac(+)                                              3.00         4/01/2047       1,006
      3,183   Freddie Mac(+)                                              3.50         4/01/2046       3,292
                                                                                                    --------
                                                                                                      10,528
                                                                                                    --------
              Total U.S. Government Agency Issues (cost: $12,419)                                     12,347
                                                                                                    --------

              U.S. TREASURY SECURITIES (8.1%)

              BONDS (1.4%)(o)
      2,250   3.13%, 8/15/2044                                                                         2,370
         30   3.18%, 8/15/2044 (STRIPS Principal)(j)                                                      14
        200   3.00%, 11/15/2044                                                                          206
        100   2.50%, 2/15/2045                                                                            93
      3,100   3.02%, 5/15/2045 (STRIPS Principal)(j)                                                   1,358
                                                                                                    --------
                                                                                                       4,041
                                                                                                    --------
              INFLATION-INDEXED NOTES (1.1%)
      2,057   0.13%, 4/15/2021                                                                         2,074
      1,017   0.13%, 7/15/2026                                                                           998
                                                                                                    --------
                                                                                                       3,072
                                                                                                    --------
              NOTES (5.6%)(o)
      7,500   1.13%, 2/28/2021(k)                                                                      7,371
        800   1.63%, 4/30/2023                                                                           788

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                                                 VALUE
(000)     SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------
        250   2.38%, 8/15/2024                                                                      $    256
        100   2.00%, 2/15/2025                                                                           100
      1,000   2.25%, 11/15/2025                                                                        1,008
      3,200   1.63%, 2/15/2026                                                                         3,064
        600   1.63%, 5/15/2026                                                                           573
      2,600   2.25%, 2/15/2027                                                                         2,610
                                                                                                    --------
                                                                                                      15,770
                                                                                                    --------
              Total U.S. Treasury Securities (cost: $22,755)                                          22,883
                                                                                                    --------
------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (10.0%)
     25,100   iShares 1-3 Year Credit Bond ETF                                                         2,646
     31,400   iShares iBoxx $ High Yield Corporate Bond ETF(b)                                         2,784
      5,000   iShares iBoxx Investment Grade Corporate Bond ETF                                          601
    149,300   PowerShares Fundamental High Yield Corporate Bond Portfolio                              2,838
     43,000   Vanguard Mortgage-Backed Securities ETF                                                  2,274
    101,500   Vanguard Short-Term Bond ETF                                                             8,123
    106,200   Vanguard Short-Term Corporate Bond ETF                                                   8,512
      6,800   Vanguard Total Bond Market ETF                                                             557
                                                                                                    --------
              Total Exchange-Traded Funds (cost: $27,945)                                             28,335
                                                                                                    --------
              Total Bonds (cost: $71,581)                                                             71,950
                                                                                                    --------

              MONEY MARKET INSTRUMENTS (3.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.5%)
  9,898,859   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.69%(l) (cost: $9,899)                                                 9,899
                                                                                                    --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (1.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
    177,446   Goldman Sachs Financial Square Government Fund Institutional Class, 0.68%(l)               177
  2,903,104   Invesco Government & Agency Portfolio Institutional Class, 0.71%(l)                      2,903
    828,494   Morgan Stanley Institutional Liquidity Funds
                Government Portfolio Institutional Class, 0.68%(l)                                       829
    636,864   Western Asset Institutional Government Reserves Institutional Class, 0.71%(l)              637
                                                                                                    --------
              Total Short-Term Investments Purchased with
                Cash Collateral from Securities Loaned (cost: $4,546)                                  4,546
                                                                                                    --------

              TOTAL INVESTMENTS (COST: $266,318)                                                    $287,578
                                                                                                    ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
                                                                                  CONTRACT     APPRECIATION/
NUMBER OF                                                           EXPIRATION      VALUE     (DEPRECIATION)
CONTRACTS     SECURITY                                                 DATE         (000)              (000)
------------------------------------------------------------------------------------------------------------
              FUTURES(p)

              LONG FUTURES

              EQUITY CONTRACTS
        135   E-mini S&P 500                                        6/16/2017      $16,275            $  336
        249   Euro Stoxx 50                                         6/16/2017        9,938               593
         46   Mini MSCI Emerging Markets Index                      6/16/2017        2,309               193
                                                                                   -------            ------
                                                                                    28,522             1,122
                                                                                   -------            ------
             TOTAL LONG FUTURES                                                    $28,522            $1,122
                                                                                   -------            ------

              SHORT FUTURES
              EQUITY CONTRACTS
        (37)  Russell 2000 Mini                                     6/16/2017       (2,533)                6
                                                                                   -------            ------
              TOTAL SHORT FUTURES                                                  $(2,533)           $    6
                                                                                   -------            ------

              TOTAL FUTURES                                                        $25,989            $1,128
                                                                                   =======            ======

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
   Common Stocks                                $ 80,382           $     -               $ -        $ 80,382
   Preferred Stocks                                    -             1,346                 -           1,346
   Exchange-Traded Funds                          12,468                 -                 -          12,468
International Equity Securities:
   Common Stocks                                   2,706                 -                 -           2,706
   Exchange-Traded Funds                          95,278                 -                 -          95,278
Precious Metals and Commodity-
   Related Securities:
   Common Stocks                                     102                 -                11             113
   Exchange-Traded Funds                           4,955                 -                 -           4,955
Global Real Estate Equity Securities:
   Common Stocks                                     207                 -                 -             207
   Preferred Stocks                                    -               203                 -             203
   Exchange-Traded Funds                           3,525                 -                 -           3,525
Bonds:
   Corporate Obligations                               -             5,242                 -           5,242
   Convertible Securities                              -               182                 -             182
   Eurodollar and Yankee Obligations                   -               676                 -             676
   Asset-Backed Securities                             -               265                 -             265
   Collateralized Mortgage Obligations                 -               332                 -             332
   Commercial Mortgage Securities                      -             1,688                 -           1,688
   U.S. Government Agency Issues                       -            12,347                 -          12,347
   U.S. Treasury Securities                       21,511             1,372                 -          22,883
   Exchange-Traded Funds                          28,335                 -                 -          28,335
Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                   9,899                 -                 -           9,899
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:          4,546                 -                 -           4,546
Futures(1)                                         1,128                 -                 -           1,128
------------------------------------------------------------------------------------------------------------
Total                                           $265,042           $23,653               $11        $288,706
------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                  COMMON           CORPORATE
($ IN 000s)                                                                       STOCKS         OBLIGATIONS
------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                           $ 6               $ 142
Purchases                                                                              -                   -
Sales                                                                                  -                   -
Transfers into Level 3                                                                 -                   -
Transfers out of Level 3                                                               -                (142)
Net realized gain (loss) on investments                                                -                   -
Change in net unrealized appreciation/(depreciation) of investments                    5                   -
------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                                                           $11               $   -
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                           TRANSFERS INTO             TRANSFERS INTO          TRANSFERS INTO
                                                 (OUT OF)                   (OUT OF)                (OUT OF)
ASSETS ($ IN 000s)                                LEVEL 1                    LEVEL 2                 LEVEL 3
-------------------------------------------------------------------------------------------------------------
Corporate Obligations(I)                               $-                       $142                   $(142)
-------------------------------------------------------------------------------------------------------------
Total                                                  $-                       $142                   $(142)
-------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 35.7% of net assets at May 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2017.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2017.

    (c) At May 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

        securities at May 31, 2017, was $177,000, which represented 0.1% of the Fund's net assets.

    (f) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $11,000, which represented less than 0.1% of the Fund's net assets.

    (g) At May 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $163,000.

    (h) At May 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2017.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Securities with a value of $983,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

    (m) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (p) The contract value of futures purchased and/or sold as a percentage of net assets is 9.2%.

    (q) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $4,441) (cost of $266,318)                        $287,578
   Cash denominated in foreign currencies (identified cost of $233)                247
   Receivables:
      Capital shares sold                                                          192
      USAA Asset Management Company (Note 6C)                                      158
      Dividends and interest                                                       341
      Securities sold                                                            2,017
      Other                                                                          3
   Variation margin on futures contracts                                         1,131
                                                                              --------
          Total assets                                                         291,667
                                                                              --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                           4,546
      Securities purchased                                                       2,055
      Capital shares redeemed                                                      145
      Bank overdraft                                                               777
   Accrued management fees                                                         155
   Accrued transfer agent's fees                                                    43
   Other accrued expenses and payables                                              79
                                                                              --------
          Total liabilities                                                      7,800
                                                                              --------
              Net assets applicable to capital shares outstanding             $283,867
                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $258,580
   Accumulated undistributed net investment income                                 284
   Accumulated net realized gain on investments, options,
       and futures transactions                                                  2,601
   Net unrealized appreciation of investments and futures contracts             22,388
   Net unrealized appreciation of foreign currency translations                     14
                                                                              --------
               Net assets applicable to capital shares outstanding            $283,867
                                                                              ========
   Capital shares outstanding, no par value                                     22,581
                                                                              ========
   Net asset value, redemption price, and offering price per share            $  12.57
                                                                              ========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $6)                             $ 4,772
   Interest                                                                      1,180
   Securities lending (net)                                                          5
                                                                               -------
       Total income                                                              5,957
                                                                               -------
EXPENSES
   Management fees                                                               1,638
   Administration and servicing fees                                               369
   Transfer agent's fees                                                           900
   Custody and accounting fees                                                     178
   Postage                                                                          70
   Shareholder reporting fees                                                       31
   Trustees' fees                                                                   31
   Registration fees                                                                40
   Professional fees                                                                81
   Other                                                                            18
                                                                               -------
            Total expenses                                                       3,356
   Expenses reimbursed                                                            (650)
                                                                               -------
            Net expenses                                                         2,706
                                                                               -------
NET INVESTMENT INCOME                                                            3,251
                                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                 4,114
       Affiliated transactions (Note 8)                                             64
       Long-term capital gain distributions from other investment companies         19
       Foreign currency transactions                                                (1)
       Options                                                                     (68)
       Futures transactions                                                      2,654
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                              18,807
       Foreign currency translations                                                14
       Futures contracts                                                           993
                                                                               -------
            Net realized and unrealized gain                                    26,596
                                                                               -------
   Increase in net assets resulting from operations                            $29,847
                                                                               =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------
                                                                           2017            2016
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  3,251        $  3,219
   Net realized gain (loss) on investments                                4,178          (2,418)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                       19             103
   Net realized loss on foreign currency transactions                        (1)              -
   Net realized gain (loss) on options                                      (68)              9
   Net realized gain (loss) on futures transactions                       2,654             (24)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                       18,807         (13,621)
       Foreign currency translations                                         14               -
       Options                                                                -              57
       Futures contracts                                                    993             135
                                                                       ------------------------
       Increase (decrease) in net assets resulting from operations       29,847         (12,540)
                                                                       ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (3,551)         (2,941)
   Net realized gains                                                         -          (1,506)
                                                                       ------------------------
       Distributions to shareholders                                     (3,551)         (4,447)
                                                                       ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             83,580          77,572
   Reinvested dividends                                                   3,221           3,974
   Cost of shares redeemed                                              (51,454)        (44,665)
                                                                       ------------------------
       Increase in net assets from capital share transactions            35,347          36,881
                                                                       ------------------------
   Capital contribution from USAA Transfer Agency Company                     -               3
                                                                       ------------------------
   Net increase in net assets                                            61,643          19,897

NET ASSETS
   Beginning of year                                                    222,224         202,327
                                                                       ------------------------
   End of year                                                         $283,867        $222,224
                                                                       ========================
Accumulated undistributed net investment income:
   End of year                                                         $    284        $    618
                                                                       ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            7,020           6,818
   Shares issued for dividends reinvested                                   277             350
   Shares redeemed                                                       (4,335)         (3,933)
                                                                       ------------------------
        Increase in shares outstanding                                    2,962           3,235
                                                                       ========================

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2017*
    (IN THOUSANDS)

                                    ASSET DERIVATIVES                    LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                             STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT              ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
--------------------------------------------------------------------------------------------------
Equity contracts             Net unrealized       $1,128**                                 -
                             appreciation of
                             investments and
                             futures contracts
--------------------------------------------------------------------------------------------------

 * For open derivative instruments as of May 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended
   May 31, 2017.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017 (IN THOUSANDS)

                                                                                     CHANGE IN
                                                                                     UNREALIZED
DERIVATIVES NOT                                                  REALIZED            APPRECIATION/
ACCOUNTED FOR AS         STATEMENT OF                            GAIN (LOSS)         (DEPRECIATION)
HEDGING INSTRUMENTS      OPERATIONS LOCATION                     ON DERIVATIVES      ON DERIVATIVES
---------------------------------------------------------------------------------------------------
Equity contracts         Net realized gain (loss) on                $2,586               $993
                         Options and Futures transactions /
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
---------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $147,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, additional adjustments, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $34,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                                    2017                      2016
                                                                 ----------------------------------
Ordinary income*                                                 $3,551,000              $2,960,000
Long-term realized capital gain                                           -               1,487,000
                                                                 ----------              ----------
   Total distributions paid                                      $3,551,000              $4,447,000
                                                                 ==========              ==========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                           $ 1,367,000
Undistributed long-term capital gains                                                      2,800,000
Unrealized appreciation of investments                                                    21,155,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, partnership basis and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $202,079,000 and $163,147,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $266,401,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $24,519,000 and $3,342,000, respectively, resulting in net unrealized appreciation of $21,177,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short- term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $5,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $4,441,000 and the value of the cash collateral received was $4,546,000.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets. Prior to October 1, 2016, the base investment management fee was 0.70% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $1,638,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $369,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $650,000, of which $158,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $900,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned, 1,869,000 shares, which represent 8.3% of the Fund's outstanding shares.

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                        COST TO        GAIN TO
SELLER                            PURCHASER            PURCHASER        SELLER
------------------------------------------------------------------------------------
Cornerstone Aggressive       Cornerstone Moderately     $1,187,000      $38,000
                              Aggressive

Cornerstone Aggressive       Cornerstone Moderately         76,000        5,000
                              Conservative

Cornerstone Aggressive       Cornerstone Moderate          410,000       21,000

Cornerstone Moderate         Cornerstone Aggressive        220,000       10,000

Cornerstone Moderately
 Aggressive                  Cornerstone Aggressive        485,000       44,000

Cornerstone Moderately
 Conservative                Cornerstone Aggressive        230,000        4,000

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                    YEAR ENDED MAY 31,                         MAY 31,
                                 -----------------------------------------------------------------------
                                     2017            2016            2015             2014       2013***
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $  11.33        $  12.35        $  12.40         $  11.30       $ 10.00
                                 -----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .15             .17             .15              .16           .16(a)
 Net realized and
  unrealized gain (loss)             1.26            (.95)            .29             1.13          1.43(a)
                                 -----------------------------------------------------------------------
Total from investment
 operations                          1.41            (.78)            .44             1.29          1.59(a)
                                 -----------------------------------------------------------------------
Less distributions from:
 Net investment income               (.17)           (.16)           (.17)            (.14)         (.12)
 Realized capital gains                 -            (.08)           (.32)            (.05)         (.17)
                                 -----------------------------------------------------------------------
Total distributions                  (.17)           (.24)           (.49)            (.19)         (.29)
                                 -----------------------------------------------------------------------
Net asset value at
 end of period                   $  12.57        $  11.33        $  12.35         $  12.40       $ 11.30
                                 =======================================================================
Total return (%)*                   12.59           (6.26)           3.65            11.48         16.05
Net assets at end of
 period (000)                    $283,867        $222,224        $202,327         $150,358       $83,585
Ratios to average
 net assets:**
 Expenses (%)(b)                     1.10            1.10            1.10             1.10          1.10(c)
 Expenses, excluding
  reimbursements (%)(b)
                                     1.36            1.46            1.45             1.47          1.65(c)

 Net investment income (%)           1.32            1.57            1.32             1.48          1.46(c)

Portfolio turnover (%)                 70              81(d)           46               46            74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $246,216,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -               -               -             (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2016 -
                                       DECEMBER 1, 2016         MAY 31, 2017            MAY 31, 2017
                                       -----------------------------------------------------------------
Actual                                    $1,000.00               $1,095.90                 $5.75

Hypothetical
 (5% return before expenses)               1,000.00                1,019.45                  5.54

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 9.59% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

64  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the

================================================================================

66  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. The Board also took into account management's discussion of the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

considered the fact that the manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

68  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

70  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

74  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

76  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97448-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE CONSERVATIVE FUND
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY
AND FRIENDS, IT'S EASY TO DEFER DECISIONS           [PHOTO OF BROOKS ENGLEHARDT]
ON FINANCIAL MATTERS. AN INVESTMENT PLAN
.... CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    10

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered Public Accounting Firm                   12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         15

    Financial Statements                                                      16

    Notes to Financial Statements                                             19

EXPENSE EXAMPLE                                                               30

ADVISORY AGREEMENT(S)                                                         32

TRUSTEES' AND OFFICERS' INFORMATION                                           37

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207232-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a target asset class allocation of approximately 20% equity securities and 80% fixed-income securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The Fund may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                                 WASIF A. LATIF
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from appeared to China alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater

    *Effective on June 22, 2017, John P. Toohey is no longer co-manager of the Fund.

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened, with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 7.93%. This compares to returns of 2.77% for the Bloomberg Barclays U.S. Universal Index* and 5.46% for the Cornerstone Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Cornerstone Conservative Fund holds a sizeable weighting in bonds via positions in six USAA bond funds, five of which are focused on investment-grade bonds and one of which is invested in high-yield issues. All six funds closed 2016 in positive territory, and the majority generated healthy relative performance versus their respective benchmarks. Generally speaking, the portfolio managers of the underlying funds added value through their investments in corporate bonds and other credit-sensitive market segments. The strongest gains came from the USAA High Income Fund, which was well positioned to capitalize on the rally in high-yield bonds. Conversely, the USAA Government Securities Fund produced the smallest advance due to its higher degree of interest-rate sensitivity and lack of exposure to credit risk.

    The Fund's equity position also had a positive effect on performance. On the domestic side, all five of the holdings in the Fund's portfolio registered gains. Consistent with the broader environment, the Fund's positions in growth and aggressive-growth funds generated the strongest returns.

    Our allocation to developed-market international equities further added to the Fund's results, as USAA International Fund finished with a return comfortably above the broader category. Although international stocks have trailed the United States in recent years, we maintained a sizeable position on the belief international stocks would benefit from the combination of improving growth as well as their attractive valuations. This patient approach has begun to pay off in 2017, as the year-to-date period has brought a meaningful improvement in the relative performance of the foreign markets. We continue to see a potential opportunity overseas given that near-term concerns about foreign political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    The Fund's emerging markets weighting, though a small portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by trimming the Fund's allocations to areas where we see less compelling values, including U.S. equities and high-yield bonds.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. The assets of the Cornerstone Conservative Fund and Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------
                                         5/31/17                     5/31/16
--------------------------------------------------------------------------------
Net Assets                           $174.8 Million              $137.7 Million
Net Asset Value Per Share                $10.76                      $10.27

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 6/08/12
     7.93%                                                    4.64%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16 *
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.76%       AFTER REIMBURSEMENT        0.71%

               (Includes acquired fund fees and expenses of 0.61%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              CORNERSTONE              BLOOMBERG
                    USAA CORNERSTONE          CONSERVATIVE             BARCLAYS
                      CONSERVATIVE             COMPOSITE            U.S. UNIVERSAL
                          FUND                   INDEX                  INDEX
05/31/12              $10,000.00              $10,000.00              $10,000.00
06/30/12               10,095.00               10,113.27               10,025.20
07/31/12               10,205.00               10,257.57               10,174.72
08/31/12               10,305.00               10,321.22               10,196.08
09/30/12               10,426.00               10,406.09               10,225.98
10/31/12               10,477.00               10,412.33               10,258.45
11/30/12               10,527.00               10,454.97               10,283.01
12/31/12               10,580.00               10,500.52               10,284.93
01/31/13               10,661.00               10,558.69               10,231.32
02/28/13               10,712.00               10,604.16               10,280.45
03/31/13               10,780.00               10,664.38               10,292.62
04/30/13               10,882.00               10,808.14               10,405.61
05/31/13               10,811.00               10,668.50               10,229.19
06/30/13               10,587.00               10,465.93               10,049.13
07/31/13               10,710.00               10,593.68               10,081.81
08/31/13               10,649.00               10,500.81               10,024.35
09/30/13               10,767.00               10,684.73               10,124.10
10/31/13               10,922.00               10,849.74               10,224.27
11/30/13               10,942.00               10,854.35               10,191.17
12/31/13               10,947.00               10,858.43               10,146.52
01/31/14               10,999.00               10,898.40               10,281.09
02/28/14               11,146.00               11,066.13               10,354.35
03/31/14               11,160.00               11,067.18               10,344.74
04/30/14               11,234.00               11,153.50               10,430.39
05/31/14               11,350.00               11,301.89               10,555.98
06/30/14               11,427.00               11,364.12               10,572.00
07/31/14               11,374.00               11,299.38               10,539.11
08/31/14               11,501.00               11,453.25               10,653.38
09/30/14               11,363.00               11,303.61               10,568.80
10/31/14               11,427.00               11,418.49               10,672.39
11/30/14               11,491.00               11,500.75               10,728.99
12/31/14               11,424.00               11,450.11               10,710.62
01/31/15               11,522.00               11,585.66               10,914.39
02/28/15               11,586.00               11,657.00               10,850.74
03/31/15               11,576.00               11,664.47               10,895.60
04/30/15               11,630.00               11,708.96               10,882.99
05/31/15               11,619.00               11,697.67               10,863.98
06/30/15               11,479.00               11,546.94               10,742.66
07/31/15               11,479.00               11,612.70               10,805.25
08/31/15               11,293.00               11,436.28               10,773.42
09/30/15               11,193.00               11,393.93               10,815.50
10/31/15               11,391.00               11,590.39               10,850.10
11/30/15               11,325.00               11,542.81               10,810.59
12/31/15               11,144.00               11,456.24               10,756.55
01/31/16               11,032.00               11,417.29               10,875.30
02/29/16               11,054.00               11,469.81               10,952.63
03/31/16               11,388.00               11,751.96               11,086.76
04/30/16               11,580.00               11,851.86               11,162.37
05/31/16               11,614.00               11,869.63               11,171.13
06/30/16               11,791.00               12,026.31               11,367.64
07/31/16               12,019.00               12,204.30               11,461.40
08/31/16               12,076.00               12,220.17               11,473.79
09/30/16               12,111.00               12,239.72               11,476.57
10/31/16               12,020.00               12,127.11               11,400.32
11/30/16               11,871.00               11,948.85               11,144.00
12/31/16               11,968.00               12,028.90               11,177.11
01/31/17               12,108.00               12,122.90               11,216.63
02/28/17               12,235.00               12,264.58               11,303.13
03/31/17               12,279.00               12,284.16               11,299.50
04/30/17               12,395.00               12,399.52               11,393.27
05/31/17               12,535.00               12,518.34               11,481.05

                                   [END CHART]

                       Data from 5/31/12 through 5/31/17.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index and the Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date for the USAA Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/17 o

    INVESTMENT                                                        ALLOCATION
    ----------------------------------------------------------------------------
    USAA FUNDS:
    Aggressive Growth ....................................................  0.6%
    Emerging Markets .....................................................  1.7%
    Growth ...............................................................  0.9%
    Income Stock .........................................................  1.6%
    International ........................................................  6.8%
    Precious Metals and Minerals .........................................  0.4%
    S&P 500 Index ........................................................  2.8%
    Small Cap Stock ......................................................  1.4%
    Value ................................................................  1.9%
      Total Equity & Alternative ......................................... 18.1%
    Flexible Income ......................................................  6.3%
    Government Securities ................................................  9.0%
    High Income ..........................................................  6.4%
    Income ............................................................... 25.9%
    Intermediate-Term Bond ............................................... 24.8%
    Short-Term Bond ......................................................  7.8%
      Total Fixed-Income ................................................. 80.2%

    CASH EQUIVALENTS:
    Money Market Instruments .............................................  1.6%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                 FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                  9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.              9,714,117,381                 352,502,522
Jefferson C. Boyce                  9,717,710,105                 348,909,798
Dawn M. Hawley                      9,714,577,808                 352,042,095
Paul L. McNamara                    9,668,206,065                 398,413,838
Richard Y. Newton III               9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.           9,715,801,431                 350,818,472
Michael F. Reimherr                 9,711,558,498                 355,061,405

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

          DIVIDEND RECEIVED
         DEDUCTION (CORPORATE  FOREIGN TAXES  FOREIGN SOURCE  QUALIFIED INTEREST
           SHAREHOLDERS)(1)       PAID(2)         INCOME            INCOME
         -----------------------------------------------------------------------
                5.35%           $24,000         $196,000           $7,000
         -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Conservative Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Conservative Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (18.1%)
   23,621   USAA Aggressive Growth Fund                                                             $  1,015
  172,904   USAA Emerging Markets Fund                                                                 3,035
   55,642   USAA Growth Fund                                                                           1,540
  139,623   USAA Income Stock Fund                                                                     2,714
  382,822   USAA International Fund                                                                   11,894
   56,945   USAA Precious Metals and Minerals Fund                                                       744
  143,630   USAA S&P 500 Index Fund                                                                    4,938
  137,169   USAA Small Cap Stock Fund                                                                  2,428
  159,707   USAA Value Fund                                                                            3,344
                                                                                                    --------
            Total Equity & Alternative Funds (cost: $27,051)                                          31,652
                                                                                                    --------
            FIXED-INCOME FUNDS (80.2%)
1,175,543   USAA Flexible Income Fund                                                                 11,050
1,590,809   USAA Government Securities Fund                                                           15,685
1,350,917   USAA High Income Fund                                                                     11,145
3,442,829   USAA Income Fund                                                                          45,273
4,053,132   USAA Intermediate-Term Bond Fund                                                          43,288
1,481,232   USAA Short-Term Bond Fund                                                                 13,627
                                                                                                    --------
            Total Fixed-Income Funds (cost: $139,150)                                                140,068
                                                                                                    --------
            MONEY MARKET INSTRUMENTS (1.6%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
2,778,825   State Street Institutional Treasury Money Market Fund Premier Class, 0.69%(a)
               (cost: $2,779)                                                                          2,779
                                                                                                    --------
            TOTAL INVESTMENTS (COST: $168,980)                                                      $174,499
                                                                                                    ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1           LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                    $ 31,652                $-               $-           $ 31,652
Fixed-Income Funds                             140,068                 -                -            140,068
Money Market Instruments:
  Government & U.S. Treasury Money
     Market Funds                                2,779                 -                -              2,779
------------------------------------------------------------------------------------------------------------
Total                                         $174,499                $-               $-           $174,499
------------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS

   Investments in affiliated underlying funds, at value (cost of $166,201)                          $171,720
   Investments in other securities, at value (cost of $2,779)                                          2,779
   Receivables:
       Capital shares sold                                                                               282
       USAA Asset Management Company (Note 5C)                                                            51
       Dividends from affiliated underlying funds                                                        179
       Interest                                                                                            1
                                                                                                    --------
           Total assets                                                                              175,012
                                                                                                    --------
LIABILITIES

   Payables:
       Securities purchased                                                                              179
       Capital shares redeemed                                                                            28
   Other accrued expenses and payables                                                                    51
                                                                                                    --------
           Total liabilities                                                                             258
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $174,754
                                                                                                    ========
NET ASSETS CONSIST OF:

   Paid-in capital                                                                                  $170,764
   Accumulated undistributed net investment income                                                     1,063
   Accumulated net realized loss on investments                                                       (2,592)
   Net unrealized appreciation of investments                                                          5,519
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $174,754
                                                                                                    ========
       Capital shares outstanding, no par value                                                       16,240
                                                                                                    ========
       Net asset value, redemption price, and offering price per share                              $  10.76
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME

   Income distributions from affiliated underlying funds                                             $ 4,725
   Interest                                                                                                7
                                                                                                     -------
       Total income                                                                                    4,732
                                                                                                     -------
EXPENSES

   Custody and accounting fees                                                                            43
   Postage                                                                                                26
   Shareholder reporting fees                                                                             17
   Trustees' fees                                                                                         31
   Registration fees                                                                                      37
   Professional fees                                                                                      64
   Other                                                                                                  16
                                                                                                     -------
           Total expenses                                                                                234
   Expenses reimbursed                                                                                   (83)
                                                                                                     -------
           Net expenses                                                                                  151
                                                                                                     -------
NET INVESTMENT INCOME                                                                                  4,581
                                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain (loss) on:
       Sales of affiliated underlying funds                                                              (72)
       Capital gain distributions from affiliated underlying funds                                       240
   Change in net unrealized appreciation/(depreciation) of affiliated
       underlying funds                                                                                6,864
                                                                                                     -------
           Net realized and unrealized gain                                                            7,032
                                                                                                     -------
   Increase in net assets resulting from operations                                                  $11,613
                                                                                                     =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------
                                                                                            2017        2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS

   Net investment income                                                                $  4,581    $  4,640
   Net realized loss on sales of affiliated underlying funds                                 (72)     (3,408)
   Net realized gain on capital gain distributions from
     affiliated underlying funds                                                             240         961
   Change in net unrealized appreciation/(depreciation) of
     affiliated underlying funds                                                           6,864      (2,487)
                                                                                        --------------------
       Increase (decrease) in net assets resulting from operations                        11,613        (294)
                                                                                        --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                                                  (4,387)     (4,606)
   Net realized gains                                                                          -        (665)
                                                                                        --------------------
       Distributions to shareholders                                                      (4,387)     (5,271)
                                                                                        --------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                                              71,716      47,932
   Reinvested dividends                                                                    4,355       5,232
   Cost of shares redeemed                                                               (46,248)    (55,520)
                                                                                        --------------------
       Increase (decrease) in net assets from capital share transactions                  29,823      (2,356)
                                                                                        --------------------
   Net increase (decrease) in net assets                                                  37,049      (7,921)
NET ASSETS

   Beginning of year                                                                     137,705     145,626
                                                                                        --------------------
   End of year                                                                          $174,754    $137,705
                                                                                        ====================
Accumulated undistributed net investment income:
   End of year                                                                          $  1,063    $    869
                                                                                        ====================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                                             6,825       4,699
   Shares issued for dividends reinvested                                                    420         518
   Shares redeemed                                                                        (4,408)     (5,451)
                                                                                        --------------------
       Increase (decrease) in shares outstanding                                           2,837        (234)
                                                                                        ====================

See accompanying notes to financial statements.

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative and fixed-income funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

        securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended
May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                  2017                     2016
                                              ----------------------------------
Ordinary income*                              $4,387,000              $4,623,000
Long-term realized capital gain                        -                 648,000
                                              ----------              ----------
   Total distributions paid                   $4,387,000              $5,271,000
                                              ==========              ==========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 1,064,000
Accumulated capital and other losses                                  (2,021,000)
Unrealized appreciation of investments                                 4,948,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2017, the Fund utilized capital loss carryforwards of $110,000, to offset capital gains. At May 31, 2017, the Fund had net capital loss carryforwards of $2,021,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)               BALANCE
                     ---------------             ----------
                       Short-Term                $  109,000
                        Long-Term                 1,912,000
                                                 ----------
                            Total                $2,021,000
                                                 ==========

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $38,605,000 and $11,150,000, respectively.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $169,551,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $5,135,000 and $187,000, respectively, resulting in net unrealized appreciation of $4,948,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2017, were $4,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $83,000, of which $51,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2017, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

    AFFILIATED USAA FUND                                             OWNERSHIP %
    ----------------------------------------------------------------------------
    Aggressive Growth                                                   0.1
    Emerging Markets                                                    0.3
    Flexible Income                                                    13.7
    Government Securities                                               2.9
    Growth                                                              0.1
    High Income                                                         0.5
    Income                                                              0.6
    Income Stock                                                        0.1
    Intermediate-Term Bond                                              1.1
    International                                                       0.3
    Precious Metals and Minerals                                        0.1
    S&P 500 Index                                                       0.1
    Short-Term Bond                                                     0.4
    Small Cap Stock                                                     0.2
    Value                                                               0.2

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2017:

                                                                        REALIZED
         ($ IN 000s)                PURCHASE      SALES    DIVIDEND       GAIN            MARKET VALUE
         AFFILIATED USAA FUND        COST(a)    PROCEEDS    INCOME      (LOSS)(b)   05/31/2016    05/31/2017
         ---------------------------------------------------------------------------------------------------
         Aggressive Growth          $   171      $  350     $   14      $  13        $ 1,085       $ 1,015
         Emerging Markets               419           -         29          -          2,074         3,035
         Flexible Income              6,502           -        252          -          4,230        11,050
         Government Securities        8,758           -        258          -          7,105        15,685
         Growth                          85         450         10         31          1,699         1,540
         High Income                    794       3,500        693        (64)        12,910        11,145
         Income                      11,380           -      1,330          -         33,411        45,273
         Income Stock                    55         350         55         14          2,714         2,714
         Intermediate-Term
            Bond                      3,777       5,050      1,527       (139)        43,536        43,288
         International                2,602           -        152          -          7,610        11,894
         Precious Metals and
            Minerals                    319         200         19         57            631           744
         S&P 500 Index                  498           -         81          -          3,845         4,938
         Short-Term Bond              2,437           -        237          -         11,092        13,627
         Small Cap Stock                335       1,000         18          5          2,713         2,428
         Value                          473         250         50         11          2,818         3,344

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received in cash, if any.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234,
INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

28  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                PERIOD ENDED
                                                              YEAR ENDED MAY 31,                   MAY 31,
                                             ---------------------------------------------------------------
                                                 2017         2016         2015         2014         2013***
                                             ---------------------------------------------------------------
Net asset value at
  beginning of period                        $  10.27     $  10.68     $  10.77     $  10.60      $ 10.00
                                             ------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                           .31          .35          .31          .34(a)       .35(a)
  Net realized and unrealized gain (loss)         .49         (.37)        (.06)         .17(a)       .46(a)
                                             ------------------------------------------------------------
Total from investment operations                  .80         (.02)         .25          .51(a)       .81(a)
                                             ------------------------------------------------------------
Less distributions from:
  Net investment income                          (.31)        (.34)        (.32)        (.32)        (.21)
  Realized capital gains                            -         (.05)        (.02)        (.02)        (.00)(b)
                                             ------------------------------------------------------------
Total distributions                              (.31)        (.39)        (.34)        (.34)        (.21)
                                             ------------------------------------------------------------
Net asset value at end of period             $  10.76     $  10.27     $  10.68     $  10.77      $ 10.60
                                             ============================================================
Total return (%)*                                7.93         (.05)        2.37         4.99         8.11
Net assets at end of period (000)            $174,754     $137,705     $145,626     $109,013      $68,571
Ratios to average net assets:**,(c)
  Expenses (%)(e)                                 .10          .10          .10          .10          .10(d)
  Expenses, excluding
  reimbursements (%)(e)                           .15          .15          .15          .20          .52(d)
  Net investment income (%)                      3.02         3.38         3.03         3.27         3.27(d)
Portfolio turnover (%)                              7(f)        43(g)         5            1            4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $151,516,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                    -            -            -         (.00%)(+)    (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(f) Overall decrease in purchases and sales of securities.
(g) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's

================================================================================

30  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                        EXPENSES PAID
                                    BEGINNING           ENDING          DURING PERIOD*
                                  ACCOUNT VALUE      ACCOUNT VALUE    DECEMBER 1, 2016-
                                 DECEMBER 1, 2016    MAY 31, 2017        MAY 31, 2017
                                 -------------------------------------------------------
Actual                               $1,000.00         $1,056.00            $0.51

Hypothetical
  (5% return before expenses)         1,000.00          1,024.43             0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 5.60% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

32  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the

================================================================================

34  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one- and three-year periods ended December 31, 2016, was above its Lipper index for the one-year period ended December 31, 2016, and was below its Lipper index for the three-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2016, and was in the top 40% of its performance universe for the three-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

took into account the Manager's receipt of fees from the underlying funds in which the Fund invests. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

36  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)

--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

38  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES

--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

42  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

INTERESTED OFFICERS(1)

--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

44  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   97446-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE EQUITY FUND
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             17

EXPENSE EXAMPLE                                                               27

ADVISORY AGREEMENT(S)                                                         29

TRUSTEES' AND OFFICERS' INFORMATION                                           34

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207235-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE EQUITY FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                               WASIF A. LATIF
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of the U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a multi-year stretch of underperformance to outpace their developed-market peers. The

    *Effective June 22, 2017, John P. Toohey is no longer co-manager of the
    Fund.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

    recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 17.99%. This compares to a return of 17.53% for the MSCI All-Country World Index and 16.60% for the Cornerstone Equity Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund performed well during the reporting period, as its diversification among the major asset classes allowed it to capitalize on the broad-based strength in the world equity markets.

    The Fund's domestic allocation, which consists of a portfolio of fundamentally sound, attractively valued blue-chip stocks, generated a strong, positive return. Although this approach caused the Fund's equity portfolio to finish slightly behind the broader market at a time in which higher-growth and momentum-driven stocks generally performed well, we believe it represents a cautious strategy when considering the full market cycle.

    Our allocation to developed-market international equities also added to the Fund's return. Although international stocks have trailed the United States in recent years, the Fund maintained a sizeable position as we believe that such investments would benefit from the combination of improving growth and their attractive valuations. This patient approach has begun to pay off in 2017, and as of year-to-date has brought a meaningful improvement to the relative performance of the Fund's allocation to international markets. We continue to see an opportunity overseas given that near-term concerns about foreign political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's emerging markets weighting, though a smaller portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

    The Fund maintained a limited exposure to commodities and gold stocks for the purposes of diversification. Given that both categories finished roughly flat in the reporting period, this portion of our strategy was a slight detractor from relative performance.

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by moving the Fund's allocations to U.S. equities, where valuations have become more expensive.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4   | USAA CORNERSTONE EQUITY FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND)
(Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                        5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                          $143.7 Million               $100.0 Million
Net Asset Value Per Share               $14.31                       $12.51

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
          1 YEAR                                  SINCE INCEPTION 6/8/12
          17.99%                                           9.97%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.07%         AFTER REIMBURSEMENT      0.95%

             (Includes acquired fund fees and expenses of 0.85%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        CORNERSTONE
                      EQUITY COMPOSITE           MSCI ALL-COUNTRY         USAA CORNERSTONE
                           INDEX                   WORLD INDEX               EQUITY FUND
05/31/12                $10,000.00                 $10,000.00                $10,000.00
06/30/12                 10,454.60                  10,493.89                 10,250.00
07/31/12                 10,589.58                  10,637.55                 10,290.00
08/31/12                 10,827.10                  10,868.84                 10,570.00
09/30/12                 11,138.14                  11,211.17                 10,940.00
10/31/12                 11,030.66                  11,136.45                 10,810.00
11/30/12                 11,148.74                  11,278.85                 10,900.00
12/31/12                 11,372.54                  11,534.33                 11,162.00
01/31/13                 11,911.10                  12,065.70                 11,546.00
02/28/13                 11,949.36                  12,063.82                 11,516.00
03/31/13                 12,236.03                  12,284.39                 11,718.00
04/30/13                 12,525.80                  12,635.33                 11,728.00
05/31/13                 12,557.29                  12,600.66                 11,839.00
06/30/13                 12,241.81                  12,232.36                 11,455.00
07/31/13                 12,823.59                  12,817.95                 12,062.00
08/31/13                 12,548.66                  12,550.90                 11,839.00
09/30/13                 13,138.37                  13,199.17                 12,355.00
10/31/13                 13,636.56                  13,729.68                 12,779.00
11/30/13                 13,842.16                  13,924.12                 12,941.00
12/31/13                 14,103.21                  14,164.33                 13,133.00
01/31/14                 13,647.54                  13,597.75                 12,650.00
02/28/14                 14,304.34                  14,254.63                 13,308.00
03/31/14                 14,361.97                  14,318.01                 13,308.00
04/30/14                 14,453.58                  14,454.31                 13,339.00
05/31/14                 14,731.26                  14,761.74                 13,596.00
06/30/14                 15,045.40                  15,039.67                 13,925.00
07/31/14                 14,801.75                  14,857.27                 13,596.00
08/31/14                 15,186.81                  15,185.48                 13,966.00
09/30/14                 14,684.35                  14,693.04                 13,442.00
10/31/14                 14,878.84                  14,796.48                 13,534.00
11/30/14                 15,102.65                  15,043.97                 13,812.00
12/31/14                 14,891.46                  14,753.68                 13,520.00
01/31/15                 14,664.01                  14,523.01                 13,415.00
02/28/15                 15,433.86                  15,331.53                 14,098.00
03/31/15                 15,240.37                  15,093.97                 13,856.00
04/30/15                 15,577.10                  15,531.92                 14,245.00
05/31/15                 15,616.59                  15,511.65                 14,287.00
06/30/15                 15,300.22                  15,146.48                 13,961.00
07/31/15                 15,393.23                  15,278.01                 13,919.00
08/31/15                 14,425.51                  14,230.68                 13,048.00
09/30/15                 13,953.00                  13,715.12                 12,628.00
10/31/15                 14,962.73                  14,791.55                 13,541.00
11/30/15                 14,877.68                  14,669.41                 13,510.00
12/31/15                 14,614.35                  14,404.86                 13,213.00
01/31/16                 13,759.41                  13,536.09                 12,474.00
02/29/16                 13,698.87                  13,442.98                 12,441.00
03/31/16                 14,705.73                  14,439.21                 13,333.00
04/30/16                 14,926.32                  14,652.35                 13,540.00
05/31/16                 15,003.93                  14,670.82                 13,605.00
06/30/16                 14,969.43                  14,582.01                 13,540.00
07/31/16                 15,578.68                  15,210.40                 14,149.00
08/31/16                 15,608.28                  15,261.58                 14,225.00
09/30/16                 15,709.73                  15,355.08                 14,301.00
10/31/16                 15,400.25                  15,094.44                 14,040.00
11/30/16                 15,637.42                  15,209.15                 14,301.00
12/31/16                 15,975.19                  15,537.71                 14,549.00
01/31/17                 16,365.03                  15,962.58                 14,964.00
02/28/17                 16,825.88                  16,410.38                 15,290.00
03/31/17                 16,969.59                  16,611.09                 15,503.00
04/30/17                 17,206.69                  16,870.00                 15,772.00
05/31/17                 17,497.93                  17,242.53                 16,052.00

                                 [END CHART]

                     Data from 5/31/12 through 5/31/17.*

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed below. The Manager has developed the Cornerstone Equity Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o ASSET ALLOCATION - 5/31/17 o

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUNDS:
Aggressive Growth .....................................................  3.0%
Emerging Markets ......................................................  9.2%
Growth ................................................................  7.5%
Income Stock .......................................................... 10.2%
International ......................................................... 32.5%
Precious Metals and Minerals ..........................................  1.0%
S&P 500 Index ......................................................... 15.0%
Small Cap Stock .......................................................  8.3%
Value ................................................................. 12.1%
Total Equity & Alternative ............................................ 98.8%

CASH EQUIVALENTS:

Money Market Instruments ..............................................  1.2%

Percentages are of the net assets of the and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                               NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                     FOR                VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                      9,689,863,032             376,756,871
Robert L. Mason, Ph.D.                  9,714,117,381             352,502,522
Jefferson C. Boyce                      9,717,710,105             348,909,798
Dawn M. Hawley                          9,714,577,808             352,042,095
Paul L. McNamara                        9,668,206,065             398,413,838
Richard Y. Newton III                   9,665,513,520             401,106,382
Barbara B. Ostdiek, Ph.D.               9,715,801,431             350,818,472
Michael F. Reimherr                     9,711,558,498             355,061,405

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

       DIVIDEND RECEIVED        LONG-TERM
      DEDUCTION (CORPORATE     CAPITAL GAIN          FOREIGN TAXES        FOREIGN SOURCE      QUALIFIED INTEREST
        SHAREHOLDERS)(1)       DISTRIBUTIONS(2)         PAID(3)               INCOME                 INCOME
      ----------------------------------------------------------------------------------------------------------
            48.44%                $1,772,000            $89,000              $709,000                $7,000
      ----------------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Equity Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Equity Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (98.8%)
   99,552     USAA Aggressive Growth Fund                                                            $  4,279
  749,297     USAA Emerging Markets Fund                                                               13,150
  390,768     USAA Growth Fund                                                                         10,813
  750,183     USAA Income Stock Fund                                                                   14,584
1,504,334     USAA International Fund                                                                  46,740
  113,333     USAA Precious Metals and Minerals Fund                                                    1,480
  626,254     USAA S&P 500 Index Fund                                                                  21,531
  670,644     USAA Small Cap Stock Fund                                                                11,870
  833,642     USAA Value Fund                                                                          17,456
                                                                                                     --------
              Total Equity & Alternative Funds (cost: $123,388)                                       141,903
                                                                                                     --------

              MONEY MARKET INSTRUMENTS (1.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
1,736,323     State Street Institutional Treasury Money Market Fund Premier Class, 0.69%(a)
                (cost: $1,736)                                                                          1,736
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $125,124)                                                     $143,639
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                      $141,903                $-                $-         $141,903

Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                   1,736                 -                 -            1,736
-------------------------------------------------------------------------------------------------------------
Total                                           $143,639                $-                $-         $143,639
-------------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS

   Investments in affiliated underlying funds, at value (cost of $123,388)                         $141,903
   Investments in other securities, at value (cost of $1,736)                                         1,736
   Receivables:
       Capital shares sold                                                                              161
       USAA Asset Management Company (Note 5C)                                                           56
       Interest                                                                                           1
                                                                                                   --------
           Total assets                                                                             143,857
                                                                                                   --------
LIABILITIES

   Payables:
       Capital shares redeemed                                                                          148
   Other accrued expenses and payables                                                                   52
                                                                                                   --------
           Total liabilities                                                                            200
                                                                                                   --------
              Net assets applicable to capital shares outstanding                                  $143,657
                                                                                                   ========
NET ASSETS CONSIST OF:

   Paid-in capital                                                                                 $124,635
   Accumulated undistributed net investment income                                                      113
   Accumulated net realized gain on investments                                                         394
   Net unrealized appreciation of investments                                                        18,515
                                                                                                   --------
              Net assets applicable to capital shares outstanding                                  $143,657
                                                                                                   ========
   Capital shares outstanding, no par value                                                          10,039
                                                                                                   ========
   Net asset value, redemption price, and offering price per share                                 $  14.31
                                                                                                   ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME

   Income distributions from affiliated underlying funds                                            $ 1,692
   Interest                                                                                               7
                                                                                                    -------
       Total income                                                                                   1,699
                                                                                                    -------
EXPENSES

   Custody and accounting fees                                                                           42
   Postage                                                                                               32
   Shareholder reporting fees                                                                            16
   Trustees' fees                                                                                        31
   Registration fees                                                                                     29
   Professional fees                                                                                     64
   Other                                                                                                 16
                                                                                                    -------
           Total expenses                                                                               230
   Expenses reimbursed                                                                                 (116)
                                                                                                    -------
           Net expenses                                                                                 114
                                                                                                    -------
NET INVESTMENT INCOME                                                                                 1,585
                                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Sales of affiliated underlying funds                                                            (130)
       Capital gain distributions from affiliated underlying funds                                    1,033
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                                                   17,011
                                                                                                    -------
           Net realized and unrealized gain                                                          17,914
                                                                                                    -------
   Increase in net assets resulting from operations                                                 $19,499
                                                                                                    =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------------------
                                                                                   2017                2016
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS

   Net investment income                                                       $  1,585            $  1,265
   Net realized loss on sales of affiliated underlying funds                       (130)             (1,434)
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                                1,033               3,258
   Change in net unrealized appreciation/(depreciation)
       of affiliated underlying funds                                            17,011              (7,244)
                                                                               ----------------------------
       Increase (decrease) in net assets resulting from operations               19,499              (4,155)
                                                                               ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                                         (1,627)             (1,163)
   Net realized gains                                                            (1,772)             (2,140)
                                                                               ----------------------------
       Distributions to shareholders                                             (3,399)             (3,303)
                                                                               ----------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                                     56,058              38,208
   Reinvested dividends                                                           3,389               3,188
   Cost of shares redeemed                                                      (31,864)            (25,692)
                                                                               ----------------------------
       Increase in net assets from capital share transactions                    27,583              15,704
                                                                               ----------------------------
   Capital contribution from USAA Transfer Agency Company                             -                   2
                                                                               ----------------------------
   Net increase in net assets                                                    43,683               8,248

NET ASSETS

   Beginning of year                                                             99,974              91,726
                                                                               ----------------------------
   End of year                                                                 $143,657            $ 99,974
                                                                               ============================
Accumulated undistributed net investment income:
   End of year                                                                 $    113            $    155
                                                                               ============================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                                    4,188               3,073
   Shares issued for dividends reinvested                                           258                 258
   Shares redeemed                                                               (2,401)             (2,077)
                                                                               ----------------------------
       Increase in shares outstanding                                             2,045               1,254
                                                                               ============================

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Equity Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

        duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the period ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                  2017                   2016
                                               ---------------------------------
Ordinary income*                               $1,627,000             $1,260,000
Long-term realized capital gain                 1,772,000              2,043,000
                                               ----------             ----------
   Total distributions paid                    $3,399,000             $3,303,000
                                               ==========             ==========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           123,000
Undistributed long-term capital gains                                    854,000
Unrealized appreciation of investments                                18,045,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $33,700,000 and $8,134,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $125,594,000.

Net unrealized appreciation of investments as of May 31, 2017, for federal income tax purposes, was $18,045,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

    not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2017, were $3,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $116,000, of which $56,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. For the year ended May 31, 2017, the Fund recorded a capital contribution and a receivable from SAS of less than $500 for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2017, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

    AFFILIATED USAA FUND                                              OWNERSHIP %
    -----------------------------------------------------------------------------
    Aggressive Growth                                                     0.3
    Emerging Markets                                                      1.4
    Growth                                                                0.4
    Income Stock                                                          0.5
    International                                                         1.2
    Precious Metals and Minerals                                          0.2
    S&P 500 Index                                                         0.3
    Small Cap Stock                                                       0.8
    Value                                                                 1.2

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2017:

                                                                           REALIZED
    ($ IN 000s)                  PURCHASE        SALES       DIVIDEND        GAIN                   MARKET VALUE
     AFFILIATED USAA FUND         COST(a)       PROCEEDS      INCOME       (LOSS)(b)         05/31/2016       05/31/2017
    --------------------------------------------------------------------------------------------------------------------
    Aggressive Growth            $   275         $1,400        $ 54          $   6            $ 4,939          $ 4,279
    Emerging Markets               2,805            300         114            (25)             8,415           13,150
    Growth                         3,577            400          45             30              6,516           10,813
    Income Stock                   2,942            700         242            (10)            11,045           14,584
    International                 10,837          1,200         567           (138)            30,457           46,740
    Precious Metals and
     Minerals                        483            434          38            141              1,430            1,480
    S&P 500 Index                  5,021            350         320              6             14,493           21,531
    Small Cap Stock                2,540          3,150          80           (127)            11,000           11,870
    Value                          5,220            200         232            (13)            11,160           17,456

    (a) Includes reinvestment of distributions from dividend income and realized gains.
    (b) Includes capital gain distributions received in cash, if any.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                           PERIOD ENDED
                                                  YEAR ENDED MAY 31,                                          MAY 31,
                                 --------------------------------------------------------------------------------------
                                     2017              2016               2015               2014              2013***
                                 --------------------------------------------------------------------------------------
Net asset value at
  beginning of period            $  12.51           $ 13.61            $ 13.22            $ 11.71           $ 10.00
                                 ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .19               .16                .24                .17               .12(a)
  Net realized and
    unrealized gain (loss)           2.02              (.82)               .42               1.55              1.71(a)
                                 ----------------------------------------------------------------------------------
Total from investment
  operations                         2.21              (.66)               .66               1.72              1.83(a)
                                 ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.19)             (.15)              (.24)              (.16)             (.12)
  Realized capital gains             (.22)             (.29)              (.03)              (.05)             (.00)(b)
                                 ----------------------------------------------------------------------------------
Total distributions                  (.41)             (.44)              (.27)              (.21)             (.12)
                                 ----------------------------------------------------------------------------------
Net asset value at end
  of period                      $  14.31           $ 12.51            $ 13.61            $ 13.22           $ 11.71
                                 ==================================================================================
Total return (%)*                   17.99             (4.77)              5.08              14.84             18.39
Net assets at end of
  period (000)                   $143,657           $99,974            $91,726            $66,040           $31,555
Ratios to average
  net assets:**, (c)
  Expenses (%)(d)                     .10               .10                .10                .10               .10(e)
  Expenses, excluding
    reimbursements (%)(d)             .20               .22                .24                .33              1.13(e)
  Net investment
    income (%)                       1.39              1.36               1.77               1.45              1.09(e)
Portfolio turnover (%)                  7                15                  8                  2                 5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $114,019,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -                 -                  -               (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

26  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2016-
                                       DECEMBER 1, 2016        MAY 31, 2017             MAY 31, 2017
                                       ----------------------------------------------------------------
Actual                                     $1,000.00            $1,122.50                   $0.53

Hypothetical
 (5% return before expenses)                1,000.00             1,024.43                    0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 12.25% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

28  | USAA CORNERSTONE EQUITY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment

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30  | USAA CORNERSTONE EQUITY FUND

================================================================================

personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-and three-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2016, and was in the bottom 50% of its performance universe for the three-year period ended December 31, 2016. The Board also took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds.

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32  | USAA CORNERSTONE EQUITY FUND

================================================================================

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

34  | USAA CORNERSTONE EQUITY FUND

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

36  | USAA CORNERSTONE EQUITY FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues.
Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA CORNERSTONE EQUITY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

40  | USAA CORNERSTONE EQUITY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

42  | USAA CORNERSTONE EQUITY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97449-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT
PLAN ... CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    11

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          39

   Financial Statements                                                       44

   Notes to Financial Statements                                              47

EXPENSE EXAMPLE                                                               65

ADVISORY AGREEMENT(S)                                                         67

TRUSTEES' AND OFFICERS' INFORMATION                                           72

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207210-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments including derivatives. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic and foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                                DAN DENBOW, CFA*
    WASIF A. LATIF
    ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of U.S. equities, but that obscures the

    *Effective June 22, 2017, John P. Toohey and Dan Denbow are no longer co-managers of the Fund.

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened, with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 10.59%. This compares to returns of 17.53% for the MSCI All-Country World Index and 11.08% for the Cornerstone Moderately Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund performed well during the reporting period, as its broad diversification among the major asset classes allowed it to capitalize on the broad-based strength in the financial markets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's actively managed bond portfolio made the largest positive contribution to performance. Our positions in credit-sensitive market segments, such as investment-grade and high-yield corporate debt, enabled the Fund to take advantage of the relative strength in these areas. The Fund's bond portfolio has had overweight exposure to the credit sectors since the 2009 financial crisis, and this positioning has added significant value since that time. However, we began to reduce on the Fund's credit allocation in the past year as we believe that many of its holdings had risen to valuations that indicated limited potential for additional gains. We moved the proceeds into long-term U.S. Treasuries. In addition to offsetting the credit risk elsewhere in the Fund's portfolio, U.S. Treasuries may represent a conflicting opportunity given that the consensus is firmly in favor of stronger growth and rising interest rates. If one or more of these developments fails to come to realization, U.S. Treasuries may provide a source of unexpected upside.

    The Fund's domestic equity allocation, which consists of a portfolio of fundamentally sound, attractively valued blue-chip stocks, generated a strong, positive return. Although this approach caused the Fund's equity portfolio to finish slightly behind the broader market at a time in which higher-growth and momentum-driven stocks generally performed well, we believe it represents a cautious strategy when considering the full market cycle.

    Our allocation to developed-market international equities also added to the Fund's return. Although international stocks have trailed the United States in recent years, the Fund maintained a sizeable position as we believe that such investments they would benefit from the combination of improving growth and their attractive valuations. This patient approach has begun to pay off in 2017, and as of year-to-date has brought a meaningful improvement to the relative performance of the Fund's allocation to international markets. We continue to see a potential opportunity overseas given that near-term concerns about foreign political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    The Fund's emerging markets weighting, though a smaller portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    The Fund maintained a limited exposure to commodities and gold stocks for the purposes of diversification. Given that both categories finished roughly flat in the reporting period, this portion of our strategy was a slight detractor from relative performance.

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by moving the Fund's allocations to areas where we see less compelling values, including U.S. equities and high-yield bonds.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets                                  $2.4 Billion         $2.3 Billion
Net Asset Value Per Share                      $26.09               $24.08

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    10.59%                           6.55%                          2.95%

--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                      1.15%

               (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective April 1, 2017, the base investment management fee was reduced from 0.65% to 0.59% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        CORNERSTONE MODERATELY                                            USAA CORNERSTONE
                         AGGRESSIVE COMPOSITE                MSCI ALL-COUNTRY           MODERATELY AGGRESSIVE
                                INDEX                          WORLD INDEX                      FUND
05/31/07                    $10,000.00                         $10,000.00                      $10,000.00
06/30/07                      9,929.54                           9,970.63                        9,905.00
07/31/07                      9,823.04                           9,818.37                        9,733.00
08/31/07                      9,878.01                           9,791.20                        9,737.00
09/30/07                     10,197.08                          10,316.82                       10,119.00
10/31/07                     10,435.39                          10,719.31                       10,400.00
11/30/07                     10,203.32                          10,245.37                        9,982.00
12/31/07                     10,157.20                          10,131.96                        9,922.00
01/31/08                      9,780.88                           9,302.09                        9,436.00
02/29/08                      9,762.09                           9,328.35                        9,363.00
03/31/08                      9,702.93                           9,191.53                        9,214.00
04/30/08                     10,016.56                           9,704.25                        9,512.00
05/31/08                     10,107.39                           9,855.98                        9,721.00
06/30/08                      9,620.68                           9,046.67                        9,166.00
07/31/08                      9,493.62                           8,811.75                        8,965.00
08/31/08                      9,468.38                           8,621.82                        8,844.00
09/30/08                      8,751.70                           7,544.26                        7,984.00
10/31/08                      7,586.41                           6,049.36                        6,636.00
11/30/08                      7,325.57                           5,651.93                        6,258.00
12/31/08                      7,591.26                           5,856.77                        6,503.00
01/31/09                      7,186.33                           5,356.38                        6,074.00
02/28/09                      6,738.23                           4,831.93                        5,613.00
03/31/09                      7,108.20                           5,229.93                        5,921.00
04/30/09                      7,654.23                           5,847.31                        6,461.00
05/31/09                      8,086.82                           6,429.92                        7,155.00
06/30/09                      8,096.99                           6,393.87                        7,230.00
07/31/09                      8,567.18                           6,956.71                        7,663.00
08/31/09                      8,806.88                           7,205.51                        7,904.00
09/30/09                      9,094.88                           7,536.09                        8,319.00
10/31/09                      9,010.30                           7,419.63                        8,332.00
11/30/09                      9,298.28                           7,724.78                        8,594.00
12/31/09                      9,400.96                           7,884.75                        8,756.00
01/31/10                      9,227.89                           7,544.00                        8,640.00
02/28/10                      9,357.50                           7,640.09                        8,773.00
03/31/10                      9,722.97                           8,131.61                        9,142.00
04/30/10                      9,835.93                           8,145.29                        9,227.00
05/31/10                      9,325.81                           7,373.07                        8,748.00
06/30/10                      9,170.35                           7,145.92                        8,572.00
07/31/10                      9,645.18                           7,727.37                        8,992.00
08/31/10                      9,472.93                           7,457.24                        8,850.00
09/30/10                     10,026.80                           8,170.64                        9,412.00
10/31/10                     10,275.28                           8,465.94                        9,651.00
11/30/10                     10,177.93                           8,277.57                        9,574.00
12/31/10                     10,594.38                           8,883.72                        9,950.00
01/31/11                     10,710.59                           9,023.14                       10,016.00
02/28/11                     10,925.54                           9,285.88                       10,293.00
03/31/11                     10,945.66                           9,276.61                       10,390.00
04/30/11                     11,250.51                           9,656.14                       10,698.00
05/31/11                     11,178.92                           9,448.57                       10,584.00
06/30/11                     11,044.40                           9,299.69                       10,421.00
07/31/11                     11,003.30                           9,148.28                       10,355.00
08/31/11                     10,597.37                           8,480.01                        9,809.00
09/30/11                     10,013.59                           7,679.39                        9,202.00
10/31/11                     10,696.87                           8,502.19                        9,686.00
11/30/11                     10,537.67                           8,247.68                        9,647.00
12/31/11                     10,586.09                           8,231.01                        9,569.00
01/31/12                     10,996.69                           8,709.62                        9,932.00
02/29/12                     11,314.59                           9,147.83                       10,186.00
03/31/12                     11,379.07                           9,208.56                       10,213.00
04/30/12                     11,366.87                           9,103.28                       10,181.00
05/31/12                     10,834.21                           8,287.10                        9,741.00
06/30/12                     11,146.71                           8,696.39                        9,982.00
07/31/12                     11,297.85                           8,815.44                       10,082.00
08/31/12                     11,462.02                           9,007.12                       10,249.00
09/30/12                     11,677.15                           9,290.81                       10,476.00
10/31/12                     11,623.12                           9,228.88                       10,503.00
11/30/12                     11,710.33                           9,346.90                       10,562.00
12/31/12                     11,856.12                           9,558.61                       10,720.00
01/31/13                     12,175.98                           9,998.96                       11,008.00
02/28/13                     12,221.42                           9,997.41                       10,999.00
03/31/13                     12,405.16                          10,180.20                       11,143.00
04/30/13                     12,637.56                          10,471.02                       11,334.00
05/31/13                     12,573.99                          10,442.30                       11,250.00
06/30/13                     12,295.29                          10,137.08                       10,957.00
07/31/13                     12,668.18                          10,622.37                       11,274.00
08/31/13                     12,474.97                          10,401.06                       11,097.00
09/30/13                     12,882.81                          10,938.28                       11,371.00
10/31/13                     13,230.32                          11,377.92                       11,702.00
11/30/13                     13,335.28                          11,539.06                       11,767.00
12/31/13                     13,466.54                          11,738.12                       11,883.00
01/31/14                     13,267.01                          11,268.59                       11,707.00
02/28/14                     13,693.91                          11,812.95                       12,093.00
03/31/14                     13,722.79                          11,865.48                       12,131.00
04/30/14                     13,819.81                          11,978.43                       12,231.00
05/31/14                     14,045.66                          12,233.20                       12,403.00
06/30/14                     14,236.91                          12,463.53                       12,627.00
07/31/14                     14,079.35                          12,312.37                       12,503.00
08/31/14                     14,360.16                          12,584.36                       12,698.00
09/30/14                     14,024.88                          12,176.27                       12,398.00
10/31/14                     14,188.75                          12,261.99                       12,460.00
11/30/14                     14,347.92                          12,467.09                       12,588.00
12/31/14                     14,213.85                          12,226.52                       12,442.00
01/31/15                     14,184.64                          12,035.37                       12,423.00
02/28/15                     14,609.46                          12,705.39                       12,755.00
03/31/15                     14,520.04                          12,508.53                       12,618.00
04/30/15                     14,712.45                          12,871.45                       12,789.00
05/31/15                     14,724.38                          12,854.66                       12,828.00
06/30/15                     14,478.77                          12,552.04                       12,569.00
07/31/15                     14,563.98                          12,661.04                       12,608.00
08/31/15                     13,986.22                          11,793.11                       12,027.00
09/30/15                     13,725.60                          11,365.86                       11,749.00
10/31/15                     14,350.52                          12,257.91                       12,247.00
11/30/15                     14,279.87                          12,156.69                       12,154.00
12/31/15                     14,098.51                          11,937.45                       11,912.00
01/31/16                     13,651.59                          11,217.50                       11,465.00
02/29/16                     13,651.59                          11,140.33                       11,425.00
03/31/16                     14,330.07                          11,965.92                       11,942.00
04/30/16                     14,500.60                          12,142.55                       12,073.00
05/31/16                     14,549.90                          12,157.85                       12,098.00
06/30/16                     14,625.56                          12,084.26                       12,194.00
07/31/16                     15,036.54                          12,605.01                       12,530.00
08/31/16                     15,060.60                          12,647.42                       12,545.00
09/30/16                     15,122.35                          12,724.91                       12,601.00
10/31/16                     14,901.56                          12,508.92                       12,415.00
11/30/16                     14,911.99                          12,603.98                       12,344.00
12/31/16                     15,125.24                          12,876.25                       12,477.00
01/31/17                     15,372.56                          13,228.35                       12,713.00
02/28/17                     15,681.84                          13,599.45                       12,938.00
03/31/17                     15,763.41                          13,765.77                       13,056.00
04/30/17                     15,948.85                          13,980.34                       13,200.00
05/31/17                     16,162.34                          14,289.06                       13,379.00

                                   [END CHART]

                       Data from 5/31/07 through 5/31/17.
                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/17 O
                                (% of Net Assets)

Vanguard FTSE Developed Markets ETF** ....................................  5.7%
Vanguard Short-Term Corporate Bond ETF** .................................  5.4%
iShares Core MSCI EAFE ETF** .............................................  4.1%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  3.2%
iShares Core MSCI Emerging Markets ETF** .................................  3.2%
Schwab Fundamental International Large Co. Index ETF** ...................  2.5%
Vanguard Short-Term Bond ETF** ...........................................  2.5%
U.S. Treasury Bond, 3.00%, 5/15/2045 .....................................  2.4%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  2.4%
iShares Currency Hedged MSCI EAFE ETF** ..................................  2.1%

 *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-38.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL  EQUITY SECURITIES**                                         26.8%
U.S. EQUITY SECURITIES**                                                   22.8%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       13.6%
U.S. TREASURY SECURITIES                                                   12.7%
U.S. GOVERNMENT AGENCY ISSUES                                               9.3%
CORPORATE OBLIGATIONS                                                       5.7%
COMMERCIAL MORTGAGE SECURITIES                                              2.5%
MONEY MARKET INSTRUMENTS                                                    2.0%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          1.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.8%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      0.7%
ASSET-BACKED SECURITIES                                                     0.5%
CONVERTIBLE SECURITIES                                                      0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, two special meetings of shareholders were held to vote on two proposals relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within USAA Mutual Funds Trust. Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposal 2 are for the Cornerstone Moderately Aggressive Fund, a series of the Trust. The effective date of Proposal 2 is April 1, 2017.

PROPOSAL 1

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                          NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                       FOR                              VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara             9,689,863,032                    376,756,871
Robert L. Mason, Ph.D.         9,714,117,381                    352,502,522
Jefferson C. Boyce             9,717,710,105                    348,909,798
Dawn M. Hawley                 9,714,577,808                    352,042,095
Paul L. McNamara               9,668,206,065                    398,413,838
Richard Y. Newton III          9,665,513,520                    401,106,382
Barbara B. Ostdiek, Ph.D.      9,715,801,431                    350,818,472
Michael F. Reimherr            9,711,558,498                    355,061,405

PROPOSAL 2

To approve an amendment to the Investment Advisory Agreement to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee.

                                        NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
FOR                            AGAINST                          ABSTAIN
--------------------------------------------------------------------------------
55,653,647                     2,165,251                        1,387,400

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE                                QUALIFIED INTEREST
  SHAREHOLDERS)(1)                                       INCOME
--------------------------------------------------------------------------------
      27.45%                                           $17,542,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Aggressive Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (22.8%)

              COMMON STOCKS (15.1%)

              CONSUMER DISCRETIONARY (2.1%)
              ----------------------------
              ADVERTISING (0.1%)
     25,800   Omnicom Group, Inc.(a)                                                                    $    2,160
                                                                                                        ----------
              APPAREL RETAIL (0.2%)
     16,390   American Eagle Outfitters, Inc.                                                                  189
     12,910   Buckle, Inc.(b)                                                                                  219
      8,670   Caleres, Inc.                                                                                    237
     18,090   Chico's FAS, Inc.                                                                                171
     48,950   TJX Companies, Inc.                                                                            3,682
                                                                                                        ----------
                                                                                                             4,498
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
     15,360   Iconix Brand Group, Inc.*                                                                         92
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.1%)
     11,680   American Axle & Manufacturing Holdings, Inc.*                                                    176
      2,940   Cooper-Standard Holdings, Inc.*                                                                  317
     20,540   Gentex Corp.                                                                                     390
      3,120   LCI Industries                                                                                   278
                                                                                                        ----------
                                                                                                             1,161
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.0%)
      3,460   Thor Industries, Inc.                                                                            313
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.1%)
      4,050   Asbury Automotive Group, Inc.*                                                                   227
      3,380   Group 1 Automotive, Inc.                                                                         203
      2,670   Lithia Motors, Inc. "A"                                                                          243
      5,350   Murphy USA, Inc.*                                                                                364
     11,730   Sonic Automotive, Inc. "A"                                                                       220
                                                                                                        ----------
                                                                                                             1,257
                                                                                                        ----------
              BROADCASTING (0.1%)
     37,350   CBS Corp. "B"(a)                                                                               2,282
                                                                                                        ----------
              CASINOS & GAMING (0.2%)
    176,850   MGM Resorts International                                                                      5,610
                                                                                                        ----------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              COMPUTER & ELECTRONICS RETAIL (0.0%)
     10,090   GameStop Corp. "A"                                                                        $      223
     22,700   Rent-A-Center, Inc.(b)                                                                           259
                                                                                                        ----------
                                                                                                               482
                                                                                                        ----------
              EDUCATION SERVICES (0.1%)
      6,360   Adtalem Global Education, Inc.                                                                   238
      3,810   Capella Education Co.                                                                            330
        710   Graham Holdings Co. "B"                                                                          425
                                                                                                        ----------
                                                                                                               993
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.0%)
      5,080   Big Lots, Inc.                                                                                   248
                                                                                                        ----------
              HOME FURNISHINGS (0.0%)
     10,880   Ethan Allen Interiors, Inc.                                                                      293
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (0.2%)
     37,250   Home Depot, Inc.(a)                                                                            5,718
                                                                                                        ----------
              HOMEBUILDING (0.1%)
     57,080   CalAtlantic Group, Inc.                                                                        2,057
      7,360   LGI Homes, Inc.*(b)                                                                              239
     11,770   Toll Brothers, Inc.                                                                              434
     25,200   TRI Pointe Group, Inc.*                                                                          312
                                                                                                        ----------
                                                                                                             3,042
                                                                                                        ----------
              HOMEFURNISHING RETAIL (0.0%)
      8,930   Aaron's, Inc.                                                                                    326
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
     15,770   ILG, Inc.                                                                                        425
      3,120   Marriott Vacations Worldwide Corp.                                                               364
     73,390   Norwegian Cruise Line Holdings Ltd.*                                                           3,667
     14,650   Royal Caribbean Cruises Ltd.                                                                   1,614
                                                                                                        ----------
                                                                                                             6,070
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (0.3%)
      6,400   Amazon.com, Inc.*                                                                              6,366
                                                                                                        ----------
              PUBLISHING (0.0%)
      5,190   Meredith Corp.                                                                                   281
     14,360   Time, Inc.                                                                                       179
                                                                                                        ----------
                                                                                                               460
                                                                                                        ----------
              RESTAURANTS (0.2%)
      6,880   Cheesecake Factory, Inc.                                                                         406
      7,680   DineEquity, Inc.                                                                                 351

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     28,050   McDonald's Corp.(a)                                                                       $    4,233
     27,030   Wendy's Co.                                                                                      437
                                                                                                        ----------
                                                                                                             5,427
                                                                                                        ----------
              SPECIALTY STORES (0.1%)
     10,140   Hibbett Sports, Inc.*                                                                            235
     43,900   Office Depot, Inc.                                                                               225
      9,360   Ulta Beauty, Inc.*                                                                             2,853
                                                                                                        ----------
                                                                                                             3,313
                                                                                                        ----------
              TIRES & RUBBER (0.0%)
      7,500   Cooper Tire & Rubber Co.                                                                         270
                                                                                                        ----------
              Total Consumer Discretionary                                                                  50,381
                                                                                                        ----------
              CONSUMER STAPLES (1.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     44,050   Bunge Ltd.                                                                                     3,523
      3,490   Ingredion, Inc.                                                                                  398
                                                                                                        ----------
                                                                                                             3,921
                                                                                                        ----------
              DRUG RETAIL (0.2%)
     34,820   CVS Health Corp.(a)                                                                            2,675
     20,890   Walgreens Boots Alliance, Inc.(a)                                                              1,693
                                                                                                        ----------
                                                                                                             4,368
                                                                                                        ----------
              FOOD DISTRIBUTORS (0.0%)
      6,190   Spartannash Co.                                                                                  185
      5,870   United Natural Foods, Inc.*                                                                      234
                                                                                                        ----------
                                                                                                               419
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.1%)
     20,600   Procter & Gamble Co.(a)                                                                        1,815
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.3%)
     96,150   Wal-Mart Stores, Inc.                                                                          7,557
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.2%)
     85,350   Blue Buffalo Pet Products, Inc.*                                                               2,005
     29,240   Kraft Heinz Co.                                                                                2,696
      3,140   Lancaster Colony Corp.                                                                           389
      3,730   Sanderson Farms, Inc.                                                                            442
                                                                                                        ----------
                                                                                                             5,532
                                                                                                        ----------
              SOFT DRINKS (0.3%)
     52,200   PepsiCo, Inc.                                                                                  6,101
                                                                                                        ----------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TOBACCO (0.0%)
      5,830   Universal Corp.                                                                           $      387
                                                                                                        ----------
              Total Consumer Staples                                                                        30,100
                                                                                                        ----------
              ENERGY (1.1%)
              ------------
              INTEGRATED OIL & GAS (0.3%)
     15,030   Chevron Corp.                                                                                  1,555
     94,230   Occidental Petroleum Corp.                                                                     5,553
                                                                                                        ----------
                                                                                                             7,108
                                                                                                        ----------
              OIL & GAS DRILLING (0.1%)
     11,820   Atwood Oceanics, Inc.*                                                                           118
     76,450   Patterson-UTI Energy, Inc.                                                                     1,630
      9,860   Rowan Companies plc "A"*                                                                         119
                                                                                                        ----------
                                                                                                             1,867
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      4,400   Dril-Quip, Inc.*                                                                                 218
     24,640   Schlumberger Ltd.(a)                                                                           1,715
                                                                                                        ----------
                                                                                                             1,933
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    193,260   Antero Resources Corp.*                                                                        3,975
     81,750   Cabot Oil & Gas Corp.                                                                          1,814
      3,650   Cimarex Energy Co.                                                                               393
     93,300   ConocoPhillips(a)                                                                              4,169
     19,430   Denbury Resources, Inc.*                                                                          30
     47,300   EOG Resources, Inc.                                                                            4,272
     10,520   WPX Energy, Inc.*                                                                                114
                                                                                                        ----------
                                                                                                            14,767
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.0%)
      3,120   REX American Resources Corp.*                                                                    297
      5,440   Western Refining, Inc.                                                                           197
                                                                                                        ----------
                                                                                                               494
                                                                                                        ----------
              Total Energy                                                                                  26,169
                                                                                                        ----------
              FINANCIALS (2.5%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    116,370   Bank of New York Mellon Corp.                                                                  5,483
                                                                                                        ----------
              CONSUMER FINANCE (0.3%)
      5,090   Encore Capital Group, Inc.*                                                                      184
     21,240   SLM Corp.*                                                                                       221
    232,054   Synchrony Financial                                                                            6,231
      2,410   World Acceptance Corp.*                                                                          188
                                                                                                        ----------
                                                                                                             6,824
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (1.0%)
    322,820   Bank of America Corp.                                                                     $    7,234
     41,957   Citigroup, Inc.                                                                                2,540
    104,000   JPMorgan Chase & Co.                                                                           8,544
     93,090   U.S. Bancorp(a)                                                                                4,737
                                                                                                        ----------
                                                                                                            23,055
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.0%)
      4,330   Raymond James Financial, Inc.                                                                    313
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.0%)
      3,350   Primerica, Inc.                                                                                  242
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     39,250   Allstate Corp.(a)                                                                              3,389
     24,170   Chubb Ltd.(a)                                                                                  3,461
      8,550   Employers Holdings, Inc.                                                                         342
     11,230   First American Financial Corp.                                                                   489
     25,680   Old Republic International Corp.                                                                 508
     77,300   Progressive Corp.(a)                                                                           3,280
      9,460   Selective Insurance Group, Inc.                                                                  483
      8,500   W.R. Berkley Corp.                                                                               586
                                                                                                        ----------
                                                                                                            12,538
                                                                                                        ----------
              REGIONAL BANKS (0.3%)
      5,360   Bank of Hawaii Corp.                                                                             417
      6,180   East West Bancorp, Inc.                                                                          338
     13,950   First Financial Bancorp                                                                          349
    211,640   KeyCorp(a)                                                                                     3,697
     21,400   PNC Financial Services Group, Inc.(c)                                                          2,540
     20,750   TCF Financial Corp.                                                                              313
                                                                                                        ----------
                                                                                                             7,654
                                                                                                        ----------
              REINSURANCE (0.1%)
      3,010   Everest Re Group Ltd.                                                                            767
     20,280   Maiden Holdings Ltd.                                                                             214
      4,420   Reinsurance Group of America, Inc.                                                               550
                                                                                                        ----------
                                                                                                             1,531
                                                                                                        ----------
              SPECIALIZED FINANCE (0.0%)
      9,000   CME Group, Inc.(a)                                                                             1,056
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
     12,710   Homestreet, Inc.*                                                                                341
     16,580   Provident Financial Services, Inc.                                                               387

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      6,330   Walker & Dunlop, Inc.*                                                                    $      296
     13,470   Washington Federal, Inc.                                                                         430
                                                                                                        ----------
                                                                                                             1,454
                                                                                                        ----------
              Total Financials                                                                              60,150
                                                                                                        ----------
              HEALTH CARE (1.9%)
              -----------------
              BIOTECHNOLOGY (0.4%)
     75,090   AbbVie, Inc.                                                                                   4,957
     11,850   Amgen, Inc.(a)                                                                                 1,840
      2,800   Biogen, Inc.*                                                                                    694
     45,190   Gilead Sciences, Inc.                                                                          2,932
     13,840   Myriad Genetics, Inc.*                                                                           282
      1,590   United Therapeutics Corp.*                                                                       192
                                                                                                        ----------
                                                                                                            10,897
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.5%)
     10,900   Globus Medical, Inc. "A"*                                                                        335
     72,040   Hologic, Inc.*                                                                                 3,120
      4,750   Masimo Corp.*                                                                                    414
     79,780   Medtronic plc(a)                                                                               6,724
      5,260   ResMed, Inc.                                                                                     374
      2,550   Teleflex, Inc.                                                                                   510
                                                                                                        ----------
                                                                                                            11,477
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.0%)
      9,100   HealthSouth Corp.                                                                                412
     18,700   Select Medical Holdings Corp.*                                                                   251
                                                                                                        ----------
                                                                                                               663
                                                                                                        ----------
              HEALTH CARE SERVICES (0.1%)
      5,640   AMN Healthcare Services, Inc.*                                                                   205
      2,370   Chemed Corp.                                                                                     485
      6,030   MEDNAX, Inc.*                                                                                    327
      6,980   Tivity Health, Inc.*                                                                             237
                                                                                                        ----------
                                                                                                             1,254
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
      4,800   PAREXEL International Corp.*                                                                     388
     24,950   Thermo Fisher Scientific, Inc.                                                                 4,311
                                                                                                        ----------
                                                                                                             4,699
                                                                                                        ----------
              MANAGED HEALTH CARE (0.2%)
     34,150   UnitedHealth Group, Inc.                                                                       5,982
                                                                                                        ----------
              PHARMACEUTICALS (0.5%)
     12,290   Allergan plc                                                                                   2,750
     53,740   Johnson & Johnson(a)                                                                           6,892

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     27,330   Merck & Co., Inc.(a)                                                                      $    1,779
      6,350   Supernus Pharmaceuticals, Inc.*                                                                  239
                                                                                                        ----------
                                                                                                            11,660
                                                                                                        ----------
              Total Health Care                                                                             46,632
                                                                                                        ----------
              INDUSTRIALS (1.6%)
              -----------------
              AEROSPACE & DEFENSE (0.4%)
      7,150   Lockheed Martin Corp.(a)                                                                       2,010
      4,120   Moog, Inc. "A"*                                                                                  289
      1,708   Rockwell Collins, Inc.                                                                           186
     30,950   Spirit AeroSystems Holdings, Inc. "A"                                                          1,687
      3,170   Teledyne Technologies, Inc.*                                                                     417
     32,350   United Technologies Corp.(a)                                                                   3,923
                                                                                                        ----------
                                                                                                             8,512
                                                                                                        ----------
              AGRICULTURAL & FARM MACHINERY (0.0%)
      9,020   Toro Co.                                                                                         618
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.1%)
     13,800   FedEx Corp.(a)                                                                                 2,675
                                                                                                        ----------
              AIRLINES (0.2%)
     14,090   JetBlue Airways Corp.*                                                                           316
      6,620   SkyWest, Inc.                                                                                    227
     67,360   Southwest Airlines Co.(a)                                                                      4,048
                                                                                                        ----------
                                                                                                             4,591
                                                                                                        ----------
              BUILDING PRODUCTS (0.1%)
     28,250   Masco Corp.(a)                                                                                 1,052
                                                                                                        ----------
              COMMERCIAL PRINTING (0.0%)
      5,310   Deluxe Corp.                                                                                     362
      3,580   LSC Communications, Inc.                                                                          76
     16,783   R.R Donnelley & Sons Co.                                                                         200
                                                                                                        ----------
                                                                                                               638
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.1%)
     81,180   AECOM*                                                                                         2,607
      6,080   EMCOR Group, Inc.                                                                                383
     14,900   KBR, Inc.                                                                                        203
                                                                                                        ----------
                                                                                                             3,193
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      4,380   Greenbrier Companies, Inc.(b)                                                                    194
      6,910   Trinity Industries, Inc.                                                                         177
     11,720   Wabash National Corp.                                                                            234
     25,300   Wabtec Corp.(b)                                                                                2,068
                                                                                                        ----------
                                                                                                             2,673
                                                                                                        ----------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
     15,880   Copart, Inc.*                                                                             $      495
      7,780   Viad Corp.                                                                                       344
                                                                                                        ----------
                                                                                                               839
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
      3,680   EnerSys                                                                                          272
      4,330   Regal-Beloit Corp.                                                                               343
                                                                                                        ----------
                                                                                                               615
                                                                                                        ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
     10,040   Tetra Tech, Inc.                                                                                 461
                                                                                                        ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      3,690   ManpowerGroup, Inc.                                                                              376
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
     22,030   Carlisle Companies, Inc.(a)                                                                    2,232
    129,509   General Electric Co.                                                                           3,546
     12,000   Honeywell International, Inc.(a)                                                               1,596
                                                                                                        ----------
                                                                                                             7,374
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.1%)
      7,220   Barnes Group, Inc.                                                                               409
      4,880   Crane Co.                                                                                        379
      2,610   Nordson Corp.                                                                                    302
                                                                                                        ----------
                                                                                                             1,090
                                                                                                        ----------
              OFFICE SERVICES & SUPPLIES (0.0%)
     10,090   Herman Miller, Inc.                                                                              318
                                                                                                        ----------
              RAILROADS (0.1%)
     18,740   Kansas City Southern                                                                           1,784
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (0.0%)
     16,030   Navigant Consulting, Inc.*                                                                       312
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      5,000   GATX Corp.                                                                                       297
                                                                                                        ----------
              TRUCKING (0.0%)
      5,370   Landstar System, Inc.                                                                            449
      4,040   Old Dominion Freight Line, Inc.                                                                  361
                                                                                                        ----------
                                                                                                               810
                                                                                                        ----------
              Total Industrials                                                                             38,228
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (3.7%)
              ----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
    153,797   Cisco Systems, Inc.                                                                       $    4,849
      3,340   InterDigital, Inc.                                                                               271
      5,650   Plantronics, Inc.                                                                                299
                                                                                                        ----------
                                                                                                             5,419
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
     17,140   Convergys Corp.                                                                                  417
      8,620   CSG Systems International, Inc.                                                                  344
     14,040   MasterCard, Inc. "A"                                                                           1,725
      5,060   MAXIMUS, Inc.                                                                                    314
      7,040   NeuStar, Inc. "A"*                                                                               233
     85,000   Visa, Inc. "A"                                                                                 8,095
                                                                                                        ----------
                                                                                                            11,128
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      9,060   Keysight Technologies, Inc.*                                                                     350
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
     12,200   Benchmark Electronics, Inc.*                                                                     394
     11,870   Jabil Circuit, Inc.                                                                              355
      6,630   Sanmina Corp.*                                                                                   243
                                                                                                        ----------
                                                                                                               992
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (0.7%)
     13,850   Alphabet, Inc. "A"*                                                                           13,671
     19,040   Facebook, Inc. "A"*                                                                            2,884
                                                                                                        ----------
                                                                                                            16,555
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.0%)
      2,520   CACI International, Inc. "A"*                                                                    311
      5,600   Leidos Holdings, Inc.                                                                            311
      3,870   Science Applications International Corp.                                                         294
                                                                                                        ----------
                                                                                                               916
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
      6,380   Advanced Energy Industries, Inc.*                                                                491
      5,490   Cabot Microelectronics Corp.                                                                     414
     27,980   Lam Research Corp.(a)                                                                          4,342
     12,520   Teradyne, Inc.                                                                                   445
      8,100   Xperi Corp.                                                                                      248
                                                                                                        ----------
                                                                                                             5,940
                                                                                                        ----------

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (0.4%)
     14,100   Broadcom Ltd.                                                                             $    3,377
     69,030   Maxim Integrated Products, Inc.                                                                3,299
     34,050   QUALCOMM, Inc.                                                                                 1,950
                                                                                                        ----------
                                                                                                             8,626
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.8%)
    169,880   Microsoft Corp.(a)                                                                            11,865
    149,750   Oracle Corp.(a)                                                                                6,797
                                                                                                        ----------
                                                                                                            18,662
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      5,190   Arrow Electronics, Inc.*                                                                         392
      9,670   Avnet, Inc.                                                                                      355
      4,720   ePlus, Inc.*                                                                                     372
      5,730   Insight Enterprises, Inc.*                                                                       238
      3,100   Tech Data Corp.*                                                                                 300
                                                                                                        ----------
                                                                                                             1,657
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.8%)
     83,340   Apple, Inc.(a)                                                                                12,731
    205,390   HP, Inc.                                                                                       3,853
     30,190   Western Digital Corp.(a)                                                                       2,719
                                                                                                            19,303
                                                                                                        ----------
              Total Information Technology                                                                  89,548
                                                                                                        ----------
              MATERIALS (0.4%)
              ---------------
              COMMODITY CHEMICALS (0.0%)
      6,370   AdvanSix, Inc.*                                                                                  183
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.1%)
     33,550   Dow Chemical Co.(a)                                                                            2,079
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.0%)
     43,000   Freeport-McMoRan, Inc.*                                                                          494
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
      5,060   Scotts Miracle-Gro Co.                                                                           438
                                                                                                        ----------
              PAPER PACKAGING (0.1%)
     20,690   Packaging Corp. of America                                                                     2,114
      9,900   Sonoco Products Co.                                                                              502
                                                                                                        ----------
                                                                                                             2,616
                                                                                                        ----------
              PAPER PRODUCTS (0.1%)
      5,820   Neenah Paper, Inc.                                                                               454
      8,420   Schweitzer-Mauduit International, Inc.                                                           314
                                                                                                        ----------
                                                                                                               768
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.1%)
      4,780   Innospec, Inc.                                                                            $      306
      8,000   Kraton Corp.*                                                                                    258
      3,220   Minerals Technologies, Inc.                                                                      232
      9,980   Rayonier Advanced Materials, Inc.                                                                174
      3,880   Stepan Co.                                                                                       328
                                                                                                        ----------
                                                                                                             1,298
                                                                                                        ----------
              STEEL (0.0%)
      4,260   Reliance Steel & Aluminum Co.                                                                    310
      5,190   Worthington Industries, Inc.                                                                     218
                                                                                                        ----------
                                                                                                               528
                                                                                                        ----------
              Total Materials                                                                                8,404
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.1%)
              --------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     65,140   AT&T, Inc.(a)                                                                                  2,510
                                                                                                        ----------
              UTILITIES (0.4%)
              ---------------
              ELECTRIC UTILITIES (0.3%)
      7,480   ALLETE, Inc.                                                                                     549
      8,700   Duke Energy Corp.(a)                                                                             745
     17,980   Edison International                                                                           1,467
     16,690   Hawaiian Electric Industries, Inc.                                                               553
     23,250   NextEra Energy, Inc.                                                                           3,289
                                                                                                        ----------
                                                                                                             6,603
                                                                                                        ----------
              GAS UTILITIES (0.0%)
     12,970   South Jersey Industries, Inc.                                                                    472
     10,790   UGI Corp.                                                                                        552
                                                                                                        ----------
                                                                                                             1,024
                                                                                                        ----------
              MULTI-UTILITIES (0.1%)
      9,640   NorthWestern Corp.                                                                               597
     11,550   Sempra Energy(a)                                                                               1,346
                                                                                                        ----------
                                                                                                             1,943
                                                                                                        ----------
              Total Utilities                                                                                9,570
                                                                                                        ----------
              Total Common Stocks (cost: $289,093)                                                         361,692
                                                                                                        ----------

              PREFERRED STOCKS (1.0%)

              CONSUMER STAPLES (0.2%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     40,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(d)                     4,230
                                                                                                        ----------

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENERGY (0.2%)
              ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      8,600   Chesapeake Energy Corp., 5.75%, perpetual(d)                                              $    5,515
                                                                                                        ----------
              FINANCIALS (0.4%)
              ----------------
              LIFE & HEALTH INSURANCE (0.4%)
    381,253   Delphi Financial Group, Inc., 4.37%, cumulative redeemable                                     8,411
                                                                                                        ----------
              REINSURANCE (0.0%)
      3,000   American Overseas Group Ltd., 4.69%, non-cumulative*(e),(f)                                      600
                                                                                                        ----------
              Total Financials                                                                               9,011
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              --------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    200,000   Qwest Corp., 6.50%                                                                             4,977
                                                                                                        ----------
              Total Preferred Stocks (cost: $27,034)                                                        23,733
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (6.7%)
     74,100   Consumer Discretionary Select Sector SPDR Fund                                                 6,747
    281,200   Financial Select Sector SPDR Fund                                                              6,538
     88,000   Health Care Select Sector SPDR Fund                                                            6,695
     69,900   iShares Core S&P 500 ETF                                                                      16,979
     72,470   iShares Russell 2000 ETF(a)                                                                    9,879
    126,000   Materials Select Sector SPDR Fund                                                              6,688
     17,200   SPDR S&P 500 ETF Trust                                                                         4,153
    112,700   Vanguard Mid-Cap ETF                                                                          16,020
    198,630   Vanguard S&P 500 ETF(a)                                                                       44,030
    132,100   Vanguard Small-Cap Value ETF                                                                  15,904
     70,700   Vanguard Telecommunication Services ETF                                                        6,644
    163,320   Vanguard Total Stock Market ETF(a)                                                            20,227
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $147,710)                                                 160,504
                                                                                                        ----------
              Total U.S. Equity Securities (cost: $463,837)                                                545,929
                                                                                                        ----------

              INTERNATIONAL EQUITY SECURITIES (26.8%)

              COMMON STOCKS (0.5%)

              CONSUMER DISCRETIONARY (0.2%)
              ----------------------------
              AUTO PARTS & EQUIPMENT (0.2%)
    123,100   Magna International, Inc.                                                                      5,514
                                                                                                        ----------
              FINANCIALS (0.1%)
              ----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     48,200   XL Group Ltd.                                                                                  2,106
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REINSURANCE (0.0%)
      5,280   RenaissanceRe Holdings Ltd.                                                               $      754
                                                                                                        ----------
              Total Financials                                                                               2,860
                                                                                                        ----------
              INDUSTRIALS (0.1%)
              -----------------
              RAILROADS (0.1%)
      9,500   Canadian Pacific Railway Ltd.                                                                  1,503
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.1%)
              --------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     63,900   Vodafone Group plc ADR                                                                         1,934
                                                                                                        ----------
              Total Common Stocks (cost: $10,808)                                                           11,811
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (26.3%)
  1,591,575   iShares Core MSCI EAFE ETF                                                                    98,073
  1,529,386   iShares Core MSCI Emerging Markets ETF                                                        76,224
  1,763,300   iShares Currency Hedged MSCI EAFE ETF                                                         50,324
    468,200   iShares Edge MSCI Min Vol EAFE ETF(b)                                                         33,153
    306,000   iShares Edge MSCI Min Vol Emerging Markets ETF                                                16,922
    350,100   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                     14,715
  1,116,600   PowerShares FTSE RAFI Emerging Markets Portfolio                                              22,254
    183,300   Schwab Fundamental Emerging Markets Large Co. Index ETF                                        4,890
  2,122,800   Schwab Fundamental International Large Co. Index ETF                                          59,311
    509,600   Schwab Fundamental International Small Co. Index ETF                                          16,491
    107,983   SPDR S&P Emerging Markets SmallCap ETF                                                         4,973
    169,340   Vanguard FTSE All-World ex-US ETF(a)                                                           8,521
  3,267,000   Vanguard FTSE Developed Markets ETF                                                          135,711
    686,270   Vanguard FTSE Emerging Markets ETF(a)                                                         27,959
    506,070   Vanguard FTSE Europe ETF(a)                                                                   28,446
    182,288   WisdomTree Emerging Markets SmallCap Dividend Fund(b)                                          8,347
    693,900   WisdomTree India Earnings Fund(b)                                                             17,292
    131,810   WisdomTree Japan Hedged Equity Fund(a)                                                         6,721
              Total Exchange-Traded Funds (cost: $553,430)                                                 630,327
                                                                                                        ----------
              Total International Equity Securities (cost: $564,238)                                       642,138
                                                                                                        ----------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.8%)

              GOLD (0.4%)

              AFRICAN GOLD COMPANIES (0.0%)
     30,000   AngloGold Ashanti Ltd. ADR                                                                       342
     25,000   Endeavour Mining Corp.*                                                                          394
     74,000   Gold Fields Ltd. ADR                                                                             265
                                                                                                        ----------
                                                                                                             1,001
                                                                                                        ----------

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              AUSTRALIAN GOLD COMPANIES (0.0%)
     25,000   Newcrest Mining Ltd.                                                                      $      393
                                                                                                        ----------
              EUROPEAN GOLD COMPANIES (0.0%)
      6,700   Randgold Resources Ltd. ADR                                                                      635
                                                                                                        ----------
              NORTH AMERICAN GOLD COMPANIES (0.4%)
     12,200   Agnico-Eagle Mines Ltd.                                                                          591
     80,395   Alamos Gold, Inc. "A"                                                                            541
     35,351   AuRico Metals, Inc.*                                                                              31
    180,000   B2Gold Corp.*                                                                                    452
     23,000   Barrick Gold Corp.                                                                               380
     88,000   Centerra Gold, Inc.                                                                              500
    227,400   Dundee Precious Metals, Inc.*(b)                                                                 380
    151,000   Eldorado Gold Corp.                                                                              460
     36,000   Goldcorp, Inc.                                                                                   489
    196,721   Hycroft Mining Corp*(e),(f)                                                                      256
    125,000   IAMGOLD Corp.*                                                                                   559
    120,000   Kinross Gold Corp.*                                                                              517
     55,000   Kirkland Lake Gold Ltd.*                                                                         427
    110,000   New Gold, Inc.*                                                                                  318
     44,200   Newmont Mining Corp.(a)                                                                        1,509
    161,400   Primero Mining Corp.*(b)                                                                          60
      8,800   Royal Gold, Inc.                                                                                 708
     77,884   SEMAFO, Inc.*                                                                                    159
     45,000   Tahoe Resources, Inc.                                                                            398
    113,000   Yamana Gold, Inc.                                                                                295
                                                                                                        ----------
                                                                                                             9,030
                                                                                                        ----------
              SOUTH AMERICAN GOLD COMPANIES (0.0%)
     44,000   Compania de Minas Buenaventura S.A. ADR                                                          547
                                                                                                        ----------
              Total Gold (cost: $19,301)                                                                    11,606
                                                                                                        ----------
              SILVER (0.1%)
     27,500   MAG Silver Corp.*                                                                                331
     25,000   Pan American Silver Corp.                                                                        436
     25,000   Wheaton Precious Metals Corp.                                                                    513
                                                                                                        ----------
              Total Silver (cost: $1,112)                                                                    1,280
                                                                                                        ----------
              EXCHANGE-TRADED FUNDS (1.3%)
     74,000   First Trust Global Tactical Commodity Strategy Fund*                                           1,476
    297,334   iShares Silver Trust*                                                                          4,873
    256,100   PowerShares DB Commodity Index Tracking Fund*(b)                                               3,737
    551,000   United States Commodity Index Fund*                                                           21,158
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $37,144)                                                   31,244
                                                                                                        ----------
              Total Precious Metals and Commodity-Related Securities (cost: $57,557)                        44,130
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (0.7%)

              COMMON STOCKS (0.1%)

              REITs - RETAIL (0.1%)
      7,800   Simon Property Group, Inc.(a) (cost: $1,666)                                              $    1,203
                                                                                                        ----------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
     60,000   Arbor Realty Trust, Inc., 7.38%* (cost: $1,500)                                                1,521
                                                                                                        ----------
              EXCHANGE-TRADED FUNDS (0.5%)
    182,920   Vanguard REIT ETF (cost: $14,776)                                                             15,034
                                                                                                        ----------
              Total Global Real Estate Equity Securities (cost: $17,942)                                    17,758
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE        MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (45.4%)

              CORPORATE OBLIGATIONS (5.7%)

              CONSUMER DISCRETIONARY (0.3%)
              ----------------------------
              DEPARTMENT STORES (0.1%)
$     2,494   Neiman Marcus Group Ltd., LLC(g)                            4.25%        10/15/2020            1,954
                                                                                                        ----------
              SPECIALTY STORES (0.2%)
      3,300   Academy Ltd.(g),(h)                                         5.00          7/02/2022            2,681
      3,000   Guitar Center, Inc.(d)                                      6.50          4/15/2019            2,599
                                                                                                        ----------
                                                                                                             5,280
                                                                                                        ----------
              Total Consumer Discretionary                                                                   7,234
                                                                                                        ----------
              CONSUMER STAPLES (0.1%)
              ----------------------
              FOOD RETAIL (0.1%)
      2,100   BI-LO, LLC & BI-LO Finance Corp.(d)                         9.25          2/15/2019            1,801
                                                                                                        ----------
              ENERGY (0.6%)
              ------------
              OIL & GAS DRILLING (0.0%)
      3,683   Schahin II Finance Co. SPV Ltd.(d),(i)                      5.88          9/25/2023              516
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
      1,040   Covey Park Energy, LLC(d)                                   7.50          5/15/2025            1,068
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
      1,300   Enbridge Energy Partners, LP                                7.38         10/15/2045            1,710
      3,030   Energy Transfer Partners, LP                                4.19(j)      11/01/2066            2,659

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
$     4,620   Enterprise Products Operating, LLC                          7.00%(j)      6/01/2067       $    4,475
      2,352   Southern Union Co.                                          4.19(j)      11/01/2066            1,970
      2,300   Tallgrass Energy Partners, LP(d)                            5.50          9/15/2024            2,346
                                                                                                        ----------
                                                                                                            13,160
                                                                                                        ----------
              Total Energy                                                                                  14,744
                                                                                                        ----------
              FINANCIALS (3.8%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      2,600   Ares Capital Corp.                                          3.63          1/19/2022            2,620
      9,200   Prospect Capital Corp.                                      5.00          7/15/2019            9,427
                                                                                                        ----------
                                                                                                            12,047
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.6%)
      6,342   Lincoln National Corp.                                      3.54(j)       5/17/2066            5,882
      4,800   Prudential Financial, Inc.                                  5.63          6/15/2043            5,226
      3,000   StanCorp Financial Group, Inc.                              6.90(j)       6/01/2067            2,783
                                                                                                        ----------
                                                                                                            13,891
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.6%)
      3,362   Hartford Financial Services Group(d)                        3.31(j)       2/12/2067            3,135
     10,510   Nationwide Mutual Insurance Co.(d)                          3.42(j)      12/15/2024           10,379
                                                                                                        ----------
                                                                                                            13,514
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.2%)
      5,325   BNSF Funding Trust I                                        6.61         12/15/2055            6,097
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (1.0%)
      5,200   Allstate Corp.                                              5.75          8/15/2053            5,671
     10,000   AmTrust Financial Services, Inc.(b)                         6.13          8/15/2023            9,796
      4,050   HSB Group, Inc.                                             2.07(j)       7/15/2027            3,311
      6,000   Oil Insurance Ltd.(d)                                       4.13(j)               -(q)         5,430
                                                                                                        ----------
                                                                                                            24,208
                                                                                                        ----------
              REGIONAL BANKS (0.9%)
      1,000   Allfirst Preferred Capital Trust                            2.66(j)       7/15/2029              951
      2,000   Compass Bank                                                6.40         10/01/2017            2,030
      2,200   Compass Bank                                                3.88          4/10/2025            2,194
      8,000   Cullen/Frost Capital Trust II                               2.60(j)       3/01/2034            7,080
      4,000   First Maryland Capital Trust I                              2.16(j)       1/15/2027            3,765
      2,000   Huntington Capital Trust II "B"                             1.76(j)       6/15/2028            1,738
      5,039   Manufacturers & Traders Trust Co.                           1.69(j)      12/01/2021            4,963
                                                                                                        ----------
                                                                                                            22,721
                                                                                                        ----------
              Total Financials                                                                              92,478
                                                                                                        ----------
              HEALTH CARE (0.1%)
              -----------------
              HEALTH CARE FACILITIES (0.1%)
      2,300   Community Health Systems, Inc.                              6.88          2/01/2022            2,053
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.1%)
              -----------------
              AIRLINES (0.0%)
$       442   America West Airlines, Inc. Pass-Through Trust (INS)        7.93%         7/02/2020       $      465
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        800   Artesyn Embedded Technologies, Inc.(d)                      9.75         10/15/2020              790
                                                                                                        ----------
              Total Industrials                                                                              1,255
                                                                                                        ----------
              REAL ESTATE (0.1%)
              -----------------
              REAL ESTATE DEVELOPMENT (0.1%)
      1,000   Crescent Communities, LLC & Crescent
              Ventures, Inc.(d)                                           8.88         10/15/2021            1,052
                                                                                                        ----------
              REITs - HEALTH CARE (0.0%)
      1,000   Care Capital Properties, LP                                 5.13          8/15/2026            1,013
                                                                                                        ----------
              Total Real Estate                                                                              2,065
                                                                                                        ----------
              UTILITIES (0.6%)
              ---------------
              ELECTRIC UTILITIES (0.4%)
      2,685   NextEra Energy Capital Holdings, Inc.                       3.22(j)      10/01/2066            2,517
      4,000   NextEra Energy Capital Holdings, Inc.                       6.65(j)       6/15/2067            3,770
        500   NextEra Energy Capital Holdings, Inc.                       7.30(j)       9/01/2067              509
      3,900   PPL Capital Funding, Inc.                                   3.82(j)       3/30/2067            3,803
                                                                                                        ----------
                                                                                                            10,599
                                                                                                        ----------
              MULTI-UTILITIES (0.2%)
      5,000   WEC Energy Group, Inc.                                      3.29(j)       5/15/2067            4,690
                                                                                                        ----------
              Total Utilities                                                                               15,289
                                                                                                        ----------
              Total Corporate Obligations (cost: $130,087)                                                 136,919
                                                                                                        ----------

              CONVERTIBLE SECURITIES (0.2%)

              MATERIALS (0.2%)
              ---------------
              GOLD (0.2%)
        842   Hycroft Mining Corp.(e),(f),(s)                             15.00(r)     10/22/2020            1,642
      3,750   Pretium Resources, Inc.(b),(d)                               2.25         3/15/2022            3,417
                                                                                                        ----------
                                                                                                             5,059
                                                                                                        ----------
              Total Materials                                                                                5,059
                                                                                                        ----------
              Total Convertible Securities (cost: $4,431)                                                    5,059
                                                                                                        ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.8%)

              ENERGY (0.4%)
              ------------
              INTEGRATED OIL & GAS (0.1%)
      2,850   Petroleos Mexicanos Co.(d)                                  5.38          3/13/2022            3,039
                                                                                                        ----------

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
$     5,050   TransCanada PipeLines Ltd.                                  3.39%(j)      5/15/2067       $    4,760
      1,400   TransCanada Trust                                           5.63          5/20/2075            1,470
                                                                                                        ----------
                                                                                                             6,230
                                                                                                        ----------
              Total Energy                                                                                   9,269
                                                                                                        ----------
              FINANCIALS (0.3%)
              ----------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
      5,650   QBE Capital Funding III Ltd.(d)                             7.25          5/24/2041            6,293
                                                                                                        ----------
              MATERIALS (0.1%)
              ---------------
              GOLD (0.1%)
      3,000   Newcrest Finance Property Ltd.(d)                           4.45         11/15/2021            3,145
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $17,360)                                       18,707
                                                                                                        ----------

              ASSET-BACKED SECURITIES (0.5%)

              FINANCIALS (0.5%)
              ----------------
              ASSET-BACKED FINANCING (0.5%)
      2,700   Avis Budget Rental Car Funding AESOP, LLC(d)                2.96          7/20/2020            2,720
      1,700   Avis Budget Rental Car Funding AESOP, LLC(d)                3.75          7/20/2020            1,714
      1,600   Navient Student Loan Trust                                  2.52(j)       8/25/2050            1,568
      3,000   SLC Student Loan Trust                                      1.61(j)       7/15/2036            2,716
      2,419   SLM Student Loan Trust                                      1.38(j)       1/25/2041            2,173
        947   SLM Student Loan Trust                                      1.71(j)      10/25/2065              864
                                                                                                        ----------
                                                                                                            11,755
                                                                                                        ----------
              Total Financials                                                                              11,755
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $11,004)                                                 11,755
                                                                                                        ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              ----------------
        865   Sequoia Mortgage Trust                                      1.91(j)       9/20/2033              770
        833   Wells Fargo Mortgage Backed Securities Trust                3.25(j)       4/25/2035              788
                                                                                                        ----------
              Total Financials                                                                               1,558
                                                                                                        ----------
              Total Collateralized Mortgage Obligations (cost: $1,650)                                       1,558
                                                                                                        ----------

              COMMERCIAL MORTGAGE SECURITIES (2.5%)

              FINANCIALS (2.5%)
              ----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.3%)
        139   Banc of America Commercial Mortgage, Inc.(d)                5.41         12/10/2042              134
      7,875   Banc of America Commercial Mortgage, Inc.                   5.72          7/10/2044            5,771

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
$     3,500   Banc of America Commercial Mortgage, Inc.                   6.28%         2/10/2051       $    3,552
      3,000   Bear Stearns Commercial Mortgage Securities, Inc.(d)        5.66          9/11/2041            3,021
      1,000   Citigroup Commercial Mortgage Trust                         6.00         12/10/2049              585
     10,000   Commercial Mortgage Loan Trust                              5.76          7/10/2038            9,459
      5,637   Commercial Mortgage Loan Trust                              6.11         12/10/2049            3,537
        992   Commercial Mortgage Trust                                   5.38         12/10/2046            1,002
     11,892   Credit Suisse Commercial
                Mortgage Pass-Through Trust                               1.19          2/15/2040           11,208
      6,900   FREMF Mortgage Trust(d)                                     3.56          8/25/2045            7,074
        781   GE Capital Commercial Mortgage Corp.                        5.71         11/10/2045              779
      2,030   GE Capital Commercial Mortgage Corp.                        5.61         12/10/2049            2,051
        467   GMAC Commercial Mortgage Securities, Inc.                   4.97         12/10/2041              474
      1,000   GMAC Commercial Mortgage Securities, Inc.                   4.98         12/10/2041            1,026
      3,068   J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                                 5.37          5/15/2047            3,066
      3,000   ML-CFC Commercial Mortgage Trust                            5.89          8/12/2049            3,000
      1,000   Morgan Stanley Capital I Trust                              5.45          3/12/2044              972
                                                                                                        ----------
                                                                                                            56,711
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
     25,804   CSAIL Commercial Mortgage Trust(e)                          1.98          1/15/2049            2,920
     21,408   UBS Commercial Mortgage Trust(d),(e)                        2.09          5/10/2045            1,777
                                                                                                        ----------
                                                                                                             4,697
                                                                                                        ----------
              Total Financials                                                                              61,408
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $63,816)                                          61,408
                                                                                                        ----------

              U.S. GOVERNMENT AGENCY ISSUES (9.3%)(k)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
      3,750   Fannie Mae(+)                                               2.15          1/25/2023            3,728
      8,000   Freddie Mac(+)                                              3.51          4/25/2030            8,504
      8,400   Freddie Mac(+)                                              3.33          5/25/2025            8,892
     14,000   Freddie Mac(+)                                              3.00         12/25/2025           14,437
                                                                                                        ----------
                                                                                                            35,561
                                                                                                        ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (7.8%)
      7,774   Fannie Mae(+)                                               4.00         11/01/2045            8,220
     14,032   Freddie Mac(+)                                              3.00          4/01/2046           14,115
     33,726   Freddie Mac(+)                                              3.00          6/01/2046           33,924
      4,761   Freddie Mac(+)                                              3.00          8/01/2046            4,789
     13,825   Freddie Mac(+)                                              3.00          1/01/2047           13,906
     39,291   Freddie Mac(+)                                              3.00          3/01/2047           39,521

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
$    27,807   Freddie Mac(+)                                              3.00%         4/01/2047       $   27,971
      9,127   Freddie Mac(+)                                              3.00          4/01/2047            9,181
     15,000   Freddie Mac(+)                                              3.00          6/01/2047           15,088
     20,079   Freddie Mac(+)                                              3.50          4/01/2046           20,765
          8   Government National Mortgage Assn. I                        6.50          4/15/2024                9
                                                                                                        ----------
                                                                                                           187,489
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $222,224)                                         223,050
                                                                                                        ----------

              U.S. TREASURY SECURITIES (12.7%)

              BONDS (6.4%)(t)
     11,520   3.18%, 8/15/2044 (STRIPS Principal)(l)                                                         5,178
     72,700   3.13%, 8/15/2044                                                                              76,592
     13,000   3.00%, 11/15/2044                                                                             13,380
     55,500   3.00%, 5/15/2045                                                                              57,030
                                                                                                        ----------
                                                                                                           152,180
                                                                                                        ----------
              INFLATION-INDEXED NOTES (1.0%)
     24,687   0.13%, 4/15/2021                                                                              24,892
                                                                                                        ----------
              NOTES (5.3%)(t)
     58,000   1.13%, 2/28/2021(p)                                                                           57,004
     19,000   1.63%, 4/30/2023                                                                              18,711
      1,000   2.38%, 8/15/2024                                                                               1,023
      5,000   2.25%, 11/15/2025                                                                              5,041
     48,000   1.63%, 2/15/2026                                                                              45,957
                                                                                                        ----------
                                                                                                           127,736
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $299,558)                                              304,808
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (13.6%)
    134,100   iShares 1-3 Year Credit Bond ETF                                                              14,135
    129,370   iShares Core U.S. Aggregate Bond ETF(a)                                                       14,200
    108,500   iShares iBoxx $High Yield Corporate Bond ETF(b)                                                9,619
     45,700   iShares iBoxx Investment Grade Corporate Bond ETF                                              5,495
  1,085,000   PowerShares Fundamental High Yield Corporate Bond Portfolio                                   20,626
    860,900   Vanguard Mortgage-Backed Securities ETF                                                       45,533
    739,700   Vanguard Short-Term Bond ETF                                                                  59,198
  1,630,800   Vanguard Short-Term Corporate Bond ETF                                                       130,709
    327,200   Vanguard Total Bond Market ETF                                                                26,817
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $324,348)                                                 326,332
                                                                                                        ----------
              Total Bonds (cost: $1,074,478)                                                             1,089,596
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE        MATURITY              (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.0%)

              COMMERCIAL PAPER (0.9%)

              CONSUMER STAPLES (0.3%)
              -----------------------
              DRUG RETAIL (0.3%)
$     6,900   CVS Health Corp(d),(m)                                      1.12%         6/06/2017       $    6,899
                                                                                                        ----------
              FINANCIALS (0.1%)
              -----------------
              ASSET-BACKED FINANCING (0.1%)
      1,450   LMA Americas, LLC(d),(m)                                    0.92          6/01/2017            1,450
                                                                                                        ----------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      6,900   Southwestern Public. Service(d),(m)                         1.12          6/02/2017            6,900
                                                                                                        ----------
              GAS UTILITIES (0.2%)
      6,900   Spire, Inc.(d),(m)                                          1.12          6/08/2017            6,898
                                                                                                        ----------
              Total Utilities                                                                               13,798
                                                                                                        ----------
              Total Commercial Paper                                                                        22,147
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
 24,560,998   State Street Institutional Treasury Money
                Market Fund Premier Class, 0.69%(a),(n)                                                     24,561
                                                                                                        ----------
              Total Money Market Instruments (cost: $46,708)                                                46,708
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH

              CASH COLLATERAL FROM SECURITIES LOANED (1.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
  1,027,261   Goldman Sachs Financial Square Government Fund Institutional Class, 0.68%(n)                   1,027
  8,266,769   Invesco Government & Agency
                Portfolio Institutional Class, 0.71%(n)                                                      8,267
    706,321   Morgan Stanley Institutional Liquidity
                Funds Government Portfolio Institutional Class, 0.68%(n)                                       706
 14,966,798   Western Asset Institutional Government
                Reserves Institutional Class, 0.71%(n)                                                      14,967
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash
                Collateral from Securities Loaned (cost: $24,967)                                           24,967
                                                                                                        ----------
              TOTAL INVESTMENTS (COST: $2,249,727)                                                      $2,411,226
                                                                                                        ==========

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                                     APPRECIATION/
NUMBER OF                                                                 EXPIRATION   CONTRACT     (DEPRECIATION)
CONTRACTS     SECURITY                                                       DATE     VALUE (000)            (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(o)

              LONG FUTURES

              EQUITY CONTRACTS
      1,080   E-mini S&P 500                                              6/16/2017   $130,199          $    2,772
      1,956   Euro Stoxx 50                                               6/16/2017     78,069               4,641
        409   Mini MSCI Emerging Markets Index                            6/16/2017     20,528               1,717
                                                                                      --------          ----------
                                                                                       228,796               9,130
                                                                                      --------          ----------
              TOTAL LONG FUTURES                                                      $228,796          $    9,130
                                                                                      --------          ----------

              SHORT FUTURES

              INTEREST RATE CONTRACTS
       (259)  U.S. Treasury Bond                                          9/20/2017   $(39,837)         $     (327)
                                                                                      --------          ----------
              EQUITY CONTRACTS
       (127)  Russell 2000 Mini                                           6/16/2017     (8,694)                 54
                                                                                      --------          ----------
              TOTAL SHORT FUTURES                                                     $(48,531)         $    (273)
                                                                                      --------          ----------
              TOTAL FUTURES                                                           $180,265          $    8,857
                                                                                      ========          ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                               LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                   $  361,692          $      -            $    -       $  361,692
  Preferred Stocks                                         -            23,133               600           23,733
  Exchange-Traded Funds                              160,504                 -                 -          160,504
International Equity Securities:
  Common Stocks                                       11,811                 -                 -           11,811
  Exchange-Traded Funds                              630,327                 -                 -          630,327
Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                       12,630                 -               256           12,886
  Exchange-Traded Funds                               31,244                 -                 -           31,244
Global Real Estate Equity Securities:
  Common Stocks                                        1,203                 -                 -            1,203
  Preferred Stocks                                         -             1,521                 -            1,521
  Exchange-Traded Funds                               15,034                 -                 -           15,034
Bonds:
  Corporate Obligations                                    -           136,919                 -          136,919
  Convertible Securities                                   -             3,417             1,642            5,059
  Eurodollar and Yankee Obligations                        -            18,707                 -           18,707
  Asset-Backed Securities                                  -            11,755                 -           11,755
  Collateralized Mortgage Obligations                      -             1,558                 -            1,558
  Commercial Mortgage Securities                           -            61,408                 -           61,408
  U.S. Government Agency Issues                            -           223,050                 -          223,050
  U.S. Treasury Securities                           299,630             5,178                 -          304,808
  Exchange-Traded Funds                              326,332                 -                 -          326,332
Money Market Instruments:
  Commercial Paper                                         -            22,147                 -           22,147
  Government & U.S. Treasury
     Money Market Funds                               24,561                 -                 -           24,561
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned                                   24,967                 -                 -           24,967
Futures(1)                                             9,184                 -                 -            9,184
------------------------------------------------------------------------------------------------------------------
Total                                             $1,909,119          $508,793            $2,498       $2,420,410
------------------------------------------------------------------------------------------------------------------
LIABILITIES                                          LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                             $(327)               $-                $-            $(327)
------------------------------------------------------------------------------------------------------------------
Total                                                  $(327)               $-                $-            $(327)
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                                        COMMERCIAL
                                          COMMON       PREFERRED       CORPORATE       CONVERTIBLE        MORTGAGE
($ IN 000s)                               STOCKS          STOCKS     OBLIGATIONS        SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                  $148           $ 750         $ 7,818            $    -           $ 130
Purchases                                      -               -               -               115               -
Sales                                          -               -               -                 -               -
Transfers into Level 3                         -               -               -             1,108               -
Transfers out of Level 3                       -               -          (7,818)                -            (130)
Net realized gain (loss) on investments        -               -          (2,500)                -               -
Change in net unrealized appreciation/
   (depreciation) of investments             108            (150)          2,500               419               -
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                  $256           $ 600         $     -            $1,642           $   -
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                 FAIR VALUE LEVEL TRANSFERS
------------------------------------------------------------------------------------------------------------------
For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                   TRANSFERS INTO           TRANSFERS INTO          TRANSFERS INTO
                                                         (OUT OF)                 (OUT OF)                (OUT OF)
ASSETS ($ IN 000s)                                       LEVEL 1                  LEVEL 2                 LEVEL 3
------------------------------------------------------------------------------------------------------------------
Convertible Securities(I)                                     $-                  $(1,108)               $ 1,108
Corporate Obligations(II)                                      -                    7,818                 (7,818)
Commercial Mortgage Securities(II)                             -                      130                   (130)
------------------------------------------------------------------------------------------------------------------
Total                                                         $-                  $ 6,840                $(6,840)
------------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

(II) Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
                          QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
------------------------------------------------------------------------------------------------------------------
                                   FAIR VALUE AT                                    SIGNIFICANT
                                   MAY 31, 2017             VALUATION               UNOBSERVABLE
ASSETS                             ($ IN 000's)            TECHNIQUE(s)                INPUT(s)              RANGE
------------------------------------------------------------------------------------------------------------------
BONDS:

Convertible Securities              $1,642                    Market                   Average              $59.75
                                                           Comparables                  Value
                                                                                         Per
                                                                                     Recoverable
                                                                                       Ounce(a)

                                                                                      Comparable               40%
                                                                                       Discount
                                                                                     Adjustment(b)

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, average value per recoverable ounce, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.1% of net assets at May 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

           of distributions from these securities and revise when actual distributions are known.
    STRIPS Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2017.
    (b) The security, or a portion thereof, was out on loan as of May 31, 2017.
    (c) At May 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.
    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2017, was $7,195,000, which represented 0.3% of the Fund's net assets.

    (f) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

        total value of all such securities was $2,498,000, which represented 0.1% of the Fund's net assets.

    (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (h) At May 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $2,681,000.

    (i) At May 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2017.

    (k) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

    (o) The contract value of futures purchased and/or sold as a percentage of net assets is 7.5%.

    (p) Securities with a value of $2,064,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (q) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (r) All of the coupon is PIK.

    (s) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (t) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $24,333) (cost of $2,249,727)                             $2,411,226
   Cash denominated in foreign currencies (identified cost of $1,885)                                  1,985
   Receivables:
       Capital shares sold                                                                               593
       Dividends and interest                                                                          4,748
       Securities sold                                                                                22,146
       Other                                                                                              16
   Variation margin on futures contracts                                                               8,882
                                                                                                  ----------
       Total assets                                                                                2,449,596
                                                                                                  ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                               24,967
       Securities purchased                                                                           23,177
       Capital shares redeemed                                                                         1,365
       Bank overdraft                                                                                    197
   Accrued management fees                                                                             1,196
   Accrued transfer agent's fees                                                                          82
   Other accrued expenses and payables                                                                   205
                                                                                                  ----------
           Total liabilities                                                                          51,189
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $2,398,407
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $2,181,439
   Accumulated undistributed net investment income                                                    10,128
   Accumulated net realized gain on investments, options,
      and futures transactions                                                                        36,398
   Net unrealized appreciation of investments and futures contracts                                  170,356
   Net unrealized appreciation of foreign currency translations                                           86
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $2,398,407
                                                                                                  ==========
   Capital shares outstanding, no par value                                                           91,927
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share                                $    26.09
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $261)                                                $ 38,378
   Interest                                                                                           27,357
   Securities lending (net)                                                                               37
                                                                                                    --------
       Total income                                                                                   65,772
                                                                                                    --------
EXPENSES
   Management fees                                                                                    15,200
   Administration and servicing fees                                                                   3,473
   Transfer agent's fees                                                                               4,779
   Custody and accounting fees                                                                           192
   Postage                                                                                               533
   Shareholder reporting fees                                                                            145
   Trustees' fees                                                                                         31
   Registration fees                                                                                      45
   Professional fees                                                                                     199
   Other                                                                                                  38
                                                                                                    --------
           Total expenses                                                                             24,635
                                                                                                    --------
NET INVESTMENT INCOME                                                                                 41,137
                                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                      64,688
       Affiliated transactions (Note 8)                                                                  281
       Long-term capital gain distributions from other investment companies                              200
       Foreign currency transactions                                                                     (19)
       Options                                                                                          (633)
       Futures transactions                                                                           16,216
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                   103,200
       Foreign currency translations                                                                     104
       Futures contracts                                                                               8,692
                                                                                                    --------
           Net realized and unrealized gain                                                          192,729
                                                                                                    --------
   Increase in net assets resulting from operations                                                 $233,866
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------
                                                                                        2017            2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $   41,137      $   50,584
   Net realized gain (loss) on investments                                            64,969         (10,648)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                   200             664
   Net realized loss on foreign currency transactions                                    (19)           (424)
   Net realized gain (loss) on options                                                  (633)             92
   Net realized gain (loss) on futures transactions                                   16,216            (658)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                   103,200        (184,974)
       Foreign currency translations                                                     104              65
       Options                                                                             -             608
       Futures contracts                                                               8,692               2
                                                                                  --------------------------
       Increase (decrease) in net assets resulting from operations                   233,866        (144,689)
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                             (46,001)        (53,188)
   Net realized gains                                                                      -         (11,037)
                                                                                  --------------------------
       Distributions to shareholders                                                 (46,001)        (64,225)
                                                                                  --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                         216,662         223,863
   Reinvested dividends                                                               45,536          63,588
   Cost of shares redeemed                                                          (330,418)       (326,323)
                                                                                  --------------------------
       Decrease in net assets from capital share transactions                        (68,220)        (38,872)
                                                                                  --------------------------
   Net increase (decrease) in net assets                                             119,645        (247,786)
NET ASSETS
   Beginning of year                                                               2,278,762       2,526,548
                                                                                  --------------------------
   End of year                                                                    $2,398,407      $2,278,762
                                                                                  ==========================
Accumulated undistributed net investment income:
   End of year                                                                    $   10,128      $   15,128
                                                                                  ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                         8,677           9,224
   Shares issued for dividends reinvested                                              1,875           2,648
   Shares redeemed                                                                   (13,252)        (13,437)
                                                                                  --------------------------
       Decrease in shares outstanding                                                 (2,700)         (1,565)
                                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Moderately Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a discounted prior tender offer and last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2017*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------
                                 STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE       LOCATION           FAIR VALUE
    ------------------------------------------------------------------------------------------------
    Interest rate contracts                          $    -           Net unrealized          $327**
                                                                      appreciation of
                                                                      investments and
                                                                      futures contracts
    -----------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized       9,184**                                    -
                                 appreciation of
                                 investments and
                                 futures contracts
    -----------------------------------------------------------------------------------------------
    Total                                            $9,184                                   $327
    -----------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2017.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017 (IN THOUSANDS)

                                                                                            CHANGE IN
                                                                                            UNREALIZED
    DERIVATIVES NOT                                                                         APPRECIATION/
    ACCOUNTED FOR AS              STATEMENT OF                    REALIZED GAIN (LOSS)      (DEPRECIATION)
    HEDGING INSTRUMENTS       OPERATIONS LOCATION                 ON DERIVATIVES            ON DERIVATIVES
    ------------------------------------------------------------------------------------------------------
    Interest rate contracts    Net realized gain (loss) on          $ 2,648                    $ (330)
                               Options and Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts
    ------------------------------------------------------------------------------------------------------
    Equity contracts           Net realized gain (loss) on           12,935                     9,022
                               Options and Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts
    ------------------------------------------------------------------------------------------------------
    Total                                                           $15,583                    $8,692
    ------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,475,000.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $16,000, which represents 3.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, passive foreign investment company, grantor trusts expense, hybrid interest accrual and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $136,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                       2017                    2016
                                                   -----------------------------------
Ordinary income*                                   $46,001,000             $53,188,000
Long-term realized capital gain                              -              11,037,000
                                                   -----------             -----------
   Total distributions paid                        $46,001,000             $64,225,000
                                                   ===========             ===========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                             $ 10,976,000
Undistributed long-term capital gains                                        43,726,000
Unrealized appreciation of investments                                      162,876,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, partnership basis, passive foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

investment company, grantor trusts expense, and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $1,533,444,000 and $1,529,083,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $2,247,818,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $205,939,000 and $42,531,000, respectively, resulting in net unrealized appreciation of $163,408,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $37,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $24,333,000, and the value of the cash collateral received was $24,967,000.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    Through March 31, 2017, the investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's management fee calculated for months beginning with April 1, 2017, is comprised only of a base fee. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average net assets. Prior to April 1, 2017, the base investment management fee was 0.65% of the Fund's average net assets and prior to October 1, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    the base investment management fee was 0.70% of the Fund's average net assets.

    The performance adjustment was calculated monthly through March 31, 2017, by comparing the Fund's performance over the performance period to that of the Lipper Index.

    The performance period for the Fund consisted of the then-current month plus the previous 35 months. The following table was utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 100 to 400                               +/- 4
     +/- 401 to 700                               +/- 5
     +/- 701 and greater                          +/- 6

 (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate was multiplied by the average net assets of the Fund over the entire performance period, which was then multiplied by a fraction, the numerator of which was the number of days in the month and the denominator of which was 365 (366 in leap years). The resulting amount was then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund paid a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $15,200,000. For the year ended May 31, 2017, the Fund did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,473,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $56,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,779,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.


                                                                  NET REALIZED
                                                       COST TO    GAIN (LOSS) TO
SELLER                            PURCHASER           PURCHASER      SELLER
--------------------------------------------------------------------------------
Cornerstone Moderately    Cornerstone Aggressive      $  485,000     $  44,000
  Aggressive
Cornerstone Moderately    Target Managed Allocation    3,820,000       238,000
  Aggressive
Cornerstone Moderately    Cornerstone Moderate           333,000        (1,000)
  Aggressive
Cornerstone Moderately    Cornerstone Moderately         406,000        (4,000)
  Conservative              Aggressive
Cornerstone Aggressive    Cornerstone Moderately       1,187,000        38,000
                            Aggressive
Cornerstone Moderate      Cornerstone Moderately          26,000             -
                           Aggressive

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                 2017             2016                2015             2014             2013
                           ---------------------------------------------------------------------------------
Net asset value at
 beginning of period       $    24.08       $    26.27          $    26.02       $    24.17       $    21.48
                           ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income                          .45              .55                 .56              .62              .61
 Net realized and
  unrealized gain (loss)         2.06            (2.06)                .33             1.83             2.69
                           ---------------------------------------------------------------------------------
Total from investment
 operations                      2.51            (1.51)                .89             2.45             3.30
                           ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.50)            (.56)               (.64)            (.60)            (.61)
 Realized capital gains             -             (.12)                  -                -                -
                           ---------------------------------------------------------------------------------
Total distributions              (.50)            (.68)               (.64)            (.60)            (.61)
                           ---------------------------------------------------------------------------------
Net asset value at end
 of period                 $    26.09       $    24.08          $    26.27       $    26.02       $    24.17
                           =================================================================================
Total return (%)*               10.59            (5.73)               3.47            10.24            15.49
Net assets at end
 of period (000)           $2,398,407       $2,278,762          $2,526,548       $2,491,487       $2,294,760
Ratios to average
 net assets:**
 Expenses (%)(a)                 1.06             1.13                1.16             1.18(b)          1.22
 Expenses, excluding
  reimbursements (%)(a)          1.06             1.13                1.16             1.18             1.22
 Net investment income (%)       1.78             2.18                2.14             2.46             2.54
Portfolio turnover (%)             69               87(c)               62               57               81

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $2,315,461,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -                -                   -             (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2016 -
                                       DECEMBER 1, 2016       MAY 31, 2017            MAY 31, 2017
                                       --------------------------------------------------------------
Actual                                   $1,000.00            $1,083.80**                $5.45**

Hypothetical
 (5% return before expenses)              1,000.00             1,019.70**                 5.29**

 * Expenses are equal to the Fund's annualized expense ratio of 1.05%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days
   (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 8.38% for the six-month period of December 1, 2016, through May 31, 2017.
** The Fund's annualized expense ratio of 1.05% above reflects a decrease in management fees from 0.65% to 0.59%, effective April 1, 2017. Had this decrease been in effect for the entire six-month period of December 1, 2016, through May 31, 2017, the Fund's expense ratio would have been 1.01%, and the values in the table above would be as shown below.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2016 -
                                       DECEMBER 1, 2016       MAY 31, 2017            MAY 31, 2017
                                       --------------------------------------------------------------
Actual                                   $1,000.00            $1,083.80                  $5.25

Hypothetical
 (5% return before expenses)              1,000.00             1,019.90                   5.09

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66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of

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68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

"soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016 and April 2017 and that the Fund's performance fee component was eliminated in April 2017. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance. The Board also considered that the Fund's subadviser was terminated in January 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

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70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

78  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

80  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23405-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    11

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         31

    Financial Statements                                                      36

    Notes to Financial Statements                                             39

EXPENSE EXAMPLE                                                               58

ADVISORY AGREEMENT(S)                                                         60

TRUSTEES' AND OFFICERS' INFORMATION                                           65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207230-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME WITH A SECONDARY FOCUS ON CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments, and other instruments including derivatives. The Fund will have a target asset class allocation of approximately 40% equity securities and 60% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                                 LANCE HUMPHREY, CFA
    WASIF A. LATIF                                       ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a

    *Effective June 22, 2017, John P. Toohey is no longer co-manager of the
     Fund.

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened, with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 8.65%. This compares to returns of 2.77% for the Bloomberg Barclays U.S. Universal Index*, and 8.24% for the Cornerstone Moderately Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund performed well during the reporting period, as its broad diversification among the major asset classes allowed it to capitalize on the broad-based strength in the financial markets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and
     Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's actively managed bond portfolio made the largest positive contribution to performance. Our positions in credit-sensitive market segments, such as investment-grade and high-yield corporate debt, enabled the Fund to take advantage of the relative strength in these areas. The Fund's bond portfolio has had overweight exposure to the credit sectors since the 2009 financial crisis, and this positioning has added significant value since that time. However, we began to reduce on the Fund's credit allocation in the past year as we believe that many of its holdings had risen to valuations that indicated limited potential for additional gains. We moved the proceeds into long-term U.S. Treasuries. In addition to offsetting the credit risk elsewhere in the Fund's portfolio, U.S. Treasuries may represent a conflicting opportunity given that the consensus is firmly in favor of stronger growth and rising interest rates. If one or more of these developments fails to come to realization, U.S. Treasuries may provide a source of unexpected upside.

    The Fund's domestic equity allocation, which consists of a portfolio of fundamentally sound, attractively valued blue-chip stocks, generated a strong, positive return. Although this approach caused the Fund's equity portfolio to finish slightly behind the broader market at a time in which higher-growth and momentum-driven stocks generally performed well, we believe it represents a cautious strategy when considering the full market cycle.

    Our allocation to developed-market international equities also added to the Fund's return. Although international stocks have trailed the United States in recent years, the Fund maintained a sizeable position as we believe that such investments would benefit from the combination of improving growth and their attractive valuations. This patient approach has begun to pay off in 2017, and as of year-to-date has brought a meaningful improvement in the relative performance of the Fund's allocation to international markets. We continue to see a potential opportunity overseas given that near-term concerns about foreign political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    The Fund's emerging markets weighting, though a smaller portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    The Fund maintained a limited exposure to commodities and gold stocks for the purposes of diversification. Given that both categories finished roughly flat in the reporting period, this portion of our strategy was a slight detractor from relative performance.

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by moving the Fund's allocations to areas where we see less compelling values, including U.S. equities and high-yield bonds.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE
FUND (THE FUND) (Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                               5/31/17               5/31/16
--------------------------------------------------------------------------------
Net Assets                                  $209.3 Million       $194.4 Million
Net Asset Value Per Share                       $11.34               $10.67

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 6/08/12
    8.65%                                                       5.58%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.18%        AFTER REIMBURSEMENT       0.99%

               (Includes acquired fund fees and expenses of 0.09%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  CORNERSTONE MODERATELY          USAA CORNERSTONE
                  CONSERVATIVE COMPOSITE      MODERATELY CONSERVATIVE     BLOOMBERG BARCLAYS
                          INDEX                        FUND              U.S. UNIVERSAL INDEX
05/31/12               $10,000.00                   $10,000.00                $10,000.00
06/30/12                10,200.03                    10,170.00                 10,025.20
07/31/12                10,341.82                    10,311.00                 10,174.72
08/31/12                10,449.23                    10,461.00                 10,196.08
09/30/12                10,589.56                    10,623.00                 10,225.98
10/31/12                10,567.13                    10,693.00                 10,258.45
11/30/12                10,627.87                    10,754.00                 10,283.01
12/31/12                10,715.94                    10,887.00                 10,284.93
01/31/13                10,890.90                    11,070.00                 10,231.32
02/28/13                10,935.85                    11,090.00                 10,280.45
03/31/13                11,051.03                    11,200.00                 10,292.62
04/30/13                11,228.00                    11,363.00                 10,405.61
05/31/13                11,129.80                    11,292.00                 10,229.19
06/30/13                10,902.56                    11,034.00                 10,049.13
07/31/13                11,134.97                    11,239.00                 10,081.81
08/31/13                11,000.41                    11,106.00                 10,024.35
09/30/13                11,274.70                    11,287.00                 10,124.10
10/31/13                11,514.19                    11,555.00                 10,224.27
11/30/13                11,563.91                    11,617.00                 10,191.17
12/31/13                11,623.95                    11,700.00                 10,146.52
01/31/14                11,559.83                    11,595.00                 10,281.09
02/28/14                11,834.59                    11,869.00                 10,354.35
03/31/14                11,847.80                    11,919.00                 10,344.74
04/30/14                11,935.29                    12,025.00                 10,430.39
05/31/14                12,112.38                    12,184.00                 10,555.98
06/30/14                12,228.69                    12,327.00                 10,572.00
07/31/14                12,125.69                    12,231.00                 10,539.11
08/31/14                12,331.36                    12,380.00                 10,653.38
09/30/14                12,108.61                    12,158.00                 10,568.80
10/31/14                12,243.23                    12,222.00                 10,672.39
11/30/14                12,357.12                    12,318.00                 10,728.99
12/31/14                12,274.19                    12,228.00                 10,710.62
01/31/15                12,332.64                    12,294.00                 10,914.39
02/28/15                12,555.60                    12,468.00                 10,850.74
03/31/15                12,521.51                    12,399.00                 10,895.60
04/30/15                12,625.45                    12,486.00                 10,882.99
05/31/15                12,626.20                    12,497.00                 10,863.98
06/30/15                12,440.18                    12,268.00                 10,742.66
07/31/15                12,513.54                    12,301.00                 10,805.25
08/31/15                12,171.11                    11,894.00                 10,773.42
09/30/15                12,036.08                    11,706.00                 10,815.50
10/31/15                12,414.24                    12,049.00                 10,850.10
11/30/15                12,359.73                    11,949.00                 10,810.59
12/31/15                12,234.89                    11,737.00                 10,756.55
01/31/16                12,020.78                    11,490.00                 10,875.30
02/29/16                12,048.43                    11,524.00                 10,952.63
03/31/16                12,495.43                    11,902.00                 11,086.76
04/30/16                12,621.63                    12,037.00                 11,162.37
05/31/16                12,654.45                    12,060.00                 11,171.13
06/30/16                12,772.13                    12,251.00                 11,367.64
07/31/16                13,045.46                    12,524.00                 11,461.40
08/31/16                13,063.72                    12,536.00                 11,473.79
09/30/16                13,100.30                    12,582.00                 11,476.57
10/31/16                12,944.41                    12,422.00                 11,400.32
11/30/16                12,857.68                    12,239.00                 11,144.00
12/31/16                12,992.68                    12,343.00                 11,177.11
01/31/17                13,148.63                    12,527.00                 11,216.63
02/28/17                13,359.04                    12,711.00                 11,303.13
03/31/17                13,402.87                    12,803.00                 11,299.50
04/30/17                13,543.83                    12,930.00                 11,393.27
05/31/17                13,697.90                    13,103.00                 11,481.05

                    Data from 5/31/12 through 5/31/17.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Moderately Conservative Composite Index and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/17 o
                                (% of Net Assets)

U.S. Treasury Bond, 3.13%, 8/15/2044 ...................................... 4.4
Vanguard Total Bond Market ETF** .......................................... 3.7
U.S. Treasury Note, 1.13%, 2/28/2021 ...................................... 3.6
U.S. Treasury Note, 2.25%, 11/15/2025 ..................................... 3.0
Freddie Mac, 3.50%, 4/01/2046 ............................................. 2.8
Freddie Mac, 3.00%, 3/01/2047 ............................................. 2.6
Schwab Fundamental International Large Co. Index ETF** .................... 2.5
Vanguard Short-Term Corporate Bond ETF** .................................. 2.5
iShares Core MSCI EAFE ETF** .............................................. 2.4
iShares Core MSCI Emerging Markets ETF** .................................. 2.3

 *Does not include money market instruments, futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-30.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/17 o

                        [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                   19.9%
U.S. EQUITY SECURITIES**                                                   18.1%
INTERNATIONAL EQUITY SECURITIES**                                          17.3%
U.S. GOVERNMENT AGENCY ISSUES                                              13.3%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       13.0%
CORPORATE OBLIGATIONS                                                       8.2%
MONEY MARKET INSTRUMENTS                                                    3.2%
COMMERCIAL MORTGAGE SECURITIES                                              3.0%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          1.2%
CONVERTIBLE SECURITIES                                                      0.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.6%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.5%
ASSET-BACKED SECURITIES                                                     0.4%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      0.3%

                                [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 *Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                FOR                     VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                 9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.             9,714,117,381                 352,502,522
Jefferson C. Boyce                 9,717,710,105                 348,909,798
Dawn M. Hawley                     9,714,577,808                 352,042,095
Paul L. McNamara                   9,668,206,065                 398,413,838
Richard Y. Newton III              9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.          9,715,801,431                 350,818,472
Michael F. Reimherr                9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

                       DIVIDEND RECEIVED
                      DEDUCTION (CORPORATE           QUALIFIED INTEREST
                        SHAREHOLDERS)(1)                   INCOME
                      -------------------------------------------------
                             17.51%                      $2,295,000
                      -------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Conservative Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Conservative Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (18.1%)

              COMMON STOCKS (9.2%)

              CONSUMER DISCRETIONARY (1.2%)
              -----------------------------
              ADVERTISING (0.1%)
      1,500   Omnicom Group, Inc.                                                                         $    126
                                                                                                          --------
              APPAREL RETAIL (0.1%)
      3,000   TJX Companies, Inc.                                                                              226
                                                                                                          --------
              BROADCASTING (0.1%)
      2,300   CBS Corp. "B"                                                                                    140
                                                                                                          --------
              CASINOS & GAMING (0.1%)
     11,360   MGM Resorts International                                                                        360
                                                                                                          --------
              HOME IMPROVEMENT RETAIL (0.2%)
      2,450   Home Depot, Inc.                                                                                 376
                                                                                                          --------
              HOMEBUILDING (0.1%)
      3,670   CalAtlantic Group, Inc.                                                                          132
                                                                                                          --------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      5,000   Norwegian Cruise Line Holdings Ltd.*                                                             250
        650   Royal Caribbean Cruises Ltd.                                                                      71
                                                                                                          --------
                                                                                                               321
                                                                                                          --------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
        400   Amazon.com, Inc.*                                                                                398
                                                                                                          --------
              RESTAURANTS (0.1%)
      2,100   McDonald's Corp.                                                                                 317
                                                                                                          --------
              SPECIALTY STORES (0.1%)
        590   Ulta Beauty, Inc.*                                                                               180
                                                                                                          --------
              Total Consumer Discretionary                                                                   2,576
                                                                                                          --------
              CONSUMER STAPLES (0.8%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      2,700   Bunge Ltd.                                                                                       216
                                                                                                          --------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.1%)
      1,940   CVS Health Corp.                                                                            $    149
      1,600   Walgreens Boots Alliance, Inc.                                                                   130
                                                                                                          --------
                                                                                                               279
                                                                                                          --------
              HOUSEHOLD PRODUCTS (0.1%)
      1,380   Procter & Gamble Co.                                                                             122
                                                                                                          --------
              HYPERMARKETS & SUPER CENTERS (0.2%)
      6,050   Wal-Mart Stores, Inc.                                                                            476
                                                                                                          --------
              PACKAGED FOODS & MEAT (0.1%)
      3,850   Blue Buffalo Pet Products, Inc.*                                                                  90
      1,670   Kraft Heinz Co.                                                                                  154
                                                                                                          --------
                                                                                                               244
                                                                                                          --------
              SOFT DRINKS (0.2%)
      3,350   PepsiCo, Inc.                                                                                    391
                                                                                                          --------
              Total Consumer Staples                                                                         1,728
                                                                                                          --------
              ENERGY (0.7%)
              -------------
              INTEGRATED OIL & GAS (0.2%)
        750   Chevron Corp.                                                                                     77
      5,160   Occidental Petroleum Corp.                                                                       304
                                                                                                          --------
                                                                                                               381
                                                                                                          --------
              OIL & GAS DRILLING (0.1%)
      5,250   Patterson-UTI Energy, Inc.                                                                       112
                                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (0.0%)
      1,490   Schlumberger Ltd.                                                                                104
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     10,610   Antero Resources Corp.*                                                                          218
      3,900   Cabot Oil & Gas Corp.                                                                             87
        250   Cimarex Energy Co.                                                                                27
      5,930   ConocoPhillips                                                                                   265
      2,950   EOG Resources, Inc.                                                                              266
                                                                                                          --------
                                                                                                               863
                                                                                                          --------
              Total Energy                                                                                   1,460
                                                                                                          --------
              FINANCIALS (1.5%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
      6,890   Bank of New York Mellon Corp.                                                                    324
                                                                                                          --------
              CONSUMER FINANCE (0.2%)
     12,427   Synchrony Financial                                                                              334
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (0.7%)
     20,500   Bank of America Corp.                                                                       $    460
      2,170   Citigroup, Inc.                                                                                  131
      6,280   JPMorgan Chase & Co.                                                                             516
      5,960   U.S. Bancorp                                                                                     303
                                                                                                          --------
                                                                                                             1,410
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.3%)
      2,250   Allstate Corp.                                                                                   194
      1,520   Chubb Ltd.                                                                                       218
      4,950   Progressive Corp.                                                                                210
                                                                                                          --------
                                                                                                               622
                                                                                                          --------
              REGIONAL BANKS (0.2%)
     13,290   KeyCorp                                                                                          232
      1,370   PNC Financial Services Group, Inc.                                                               163
                                                                                                          --------
                                                                                                               395
                                                                                                          --------
              SPECIALIZED FINANCE (0.0%)
        350   CME Group, Inc.                                                                                   41
                                                                                                          --------
              Total Financials                                                                               3,126
                                                                                                          --------
              HEALTH CARE (1.2%)
              ------------------
              BIOTECHNOLOGY (0.3%)
      5,100   AbbVie, Inc.                                                                                     337
        820   Amgen, Inc.                                                                                      127
        190   Biogen, Inc.*                                                                                     47
      2,530   Gilead Sciences, Inc.                                                                            164
                                                                                                          --------
                                                                                                               675
                                                                                                          --------
              HEALTH CARE EQUIPMENT (0.3%)
      3,850   Hologic, Inc.*                                                                                   167
      5,080   Medtronic plc                                                                                    428
                                                                                                          --------
                                                                                                               595
                                                                                                          --------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
      1,550   Thermo Fisher Scientific, Inc.                                                                   268
                                                                                                          --------
              MANAGED HEALTH CARE (0.2%)
      2,000   UnitedHealth Group, Inc.                                                                         350
                                                                                                          --------
              PHARMACEUTICALS (0.3%)
        760   Allergan plc                                                                                     170
      2,920   Johnson & Johnson                                                                                375
      1,880   Merck & Co., Inc.                                                                                122
                                                                                                          --------
                                                                                                               667
                                                                                                          --------
              Total Health Care                                                                              2,555
                                                                                                          --------

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.9%)
              -----------------
              AEROSPACE & DEFENSE (0.2%)
        350   Lockheed Martin Corp.                                                                       $     98
      1,850   Spirit AeroSystems Holdings, Inc. "A"                                                            101
      2,000   United Technologies Corp.                                                                        243
                                                                                                          --------
                                                                                                               442
                                                                                                          --------
              AIR FREIGHT & LOGISTICS (0.1%)
      1,000   FedEx Corp.                                                                                      194
                                                                                                          --------
              AIRLINES (0.1%)
      4,160   Southwest Airlines Co.                                                                           250
                                                                                                          --------
              BUILDING PRODUCTS (0.0%)
      1,700   Masco Corp.                                                                                       63
                                                                                                          --------
              CONSTRUCTION & ENGINEERING (0.1%)
      4,750   AECOM*                                                                                           152
                                                                                                          --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      1,450   Wabtec Corp.(a)                                                                                  119
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (0.2%)
      1,230   Carlisle Companies, Inc.                                                                         125
      8,393   General Electric Co.                                                                             230
        950   Honeywell International, Inc.                                                                    126
                                                                                                          --------
                                                                                                               481
                                                                                                          --------
              RAILROADS (0.1%)
      1,160   Kansas City Southern                                                                             110
                                                                                                          --------
              Total Industrials                                                                              1,811
                                                                                                          --------
              INFORMATION TECHNOLOGY (2.5%)
              ----------------------------
              COMMUNICATIONS EQUIPMENT (0.1%)
      9,163   Cisco Systems, Inc.                                                                              289
                                                                                                          --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
        950   MasterCard, Inc. "A"                                                                             116
      5,500   Visa, Inc. "A"                                                                                   524
                                                                                                          --------
                                                                                                               640
                                                                                                          --------
              INTERNET SOFTWARE & SERVICES (0.5%)
        900   Alphabet, Inc. "A"*                                                                              888
      1,020   Facebook, Inc. "A"*                                                                              155
                                                                                                          --------
                                                                                                             1,043
                                                                                                          --------
              SEMICONDUCTOR EQUIPMENT (0.1%)
      1,710   Lam Research Corp.                                                                               265
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (0.3%)
        800   Broadcom Ltd.                                                                               $    192
      4,190   Maxim Integrated Products, Inc.                                                                  200
      1,950   QUALCOMM, Inc.                                                                                   112
                                                                                                          --------
                                                                                                               504
                                                                                                          --------
              SYSTEMS SOFTWARE (0.6%)
     10,740   Microsoft Corp.                                                                                  750
      8,650   Oracle Corp.                                                                                     393
                                                                                                          --------
                                                                                                             1,143
                                                                                                          --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
      5,120   Apple, Inc.                                                                                      782
     13,260   HP, Inc.                                                                                         249
      1,930   Western Digital Corp.                                                                            174
                                                                                                          --------
                                                                                                             1,205
                                                                                                          --------
              Total Information Technology                                                                   5,089
                                                                                                          --------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
      2,050   Dow Chemical Co.                                                                                 127
                                                                                                          --------
              PAPER PACKAGING (0.0%)
      1,150   Packaging Corp. of America                                                                       117
                                                                                                          --------
              Total Materials                                                                                  244
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
      4,040   AT&T, Inc.                                                                                       156
                                                                                                          --------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
        700   Duke Energy Corp.                                                                                 60
      1,250   Edison International                                                                             102
      1,350   NextEra Energy, Inc.                                                                             191
                                                                                                          --------
                                                                                                               353
                                                                                                          --------
              MULTI-UTILITIES (0.0%)
        600   Sempra Energy                                                                                     70
                                                                                                          --------
              Total Utilities                                                                                  423
                                                                                                          --------
              Total Common Stocks (cost: $15,330)                                                           19,168
                                                                                                          --------

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (2.1%)

              CONSUMER STAPLES (0.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
     32,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                $    928
      5,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                       529
                                                                                                          --------
                                                                                                             1,457
                                                                                                          --------
              Total Consumer Staples                                                                         1,457
                                                                                                          --------
              ENERGY (0.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
      1,120   Chesapeake Energy Corp., 5.75%, perpetual(b)                                                     718
                                                                                                          --------
              FINANCIALS (0.8%)
              -----------------
              LIFE & HEALTH INSURANCE (0.3%)
     27,414   Delphi Financial Group, Inc., 4.39%, cumulative redeemable                                       605
                                                                                                          --------
              REGIONAL BANKS (0.5%)
      1,035   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                        1,085
                                                                                                          --------
              Total Financials                                                                               1,690
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     20,000   Qwest Corp., 6.50%                                                                               498
                                                                                                          --------
              Total Preferred Stocks (cost: $4,438)                                                          4,363
                                                                                                          --------

              EXCHANGE-TRADED FUNDS (6.8%)
     19,200   iShares Core S&P 500 ETF(c)                                                                    4,664
      4,570   iShares Russell 2000 ETF(a)                                                                      623
     12,400   Vanguard Mid-Cap ETF                                                                           1,763
      8,880   Vanguard S&P 500 ETF                                                                           1,968
     28,400   Vanguard Small-Cap Value ETF                                                                   3,419
     15,140   Vanguard Total Stock Market ETF                                                                1,875
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $12,451)                                                   14,312
                                                                                                          --------
              Total U.S. Equity Securities (cost: $32,219)                                                  37,843
                                                                                                          --------

              INTERNATIONAL EQUITY SECURITIES (17.3%)

              COMMON STOCKS (0.3%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
      7,850   Magna International, Inc.                                                                        352
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      3,100   XL Group Ltd.                                                                               $    135
                                                                                                          --------
              INDUSTRIALS (0.1%)
              ------------------
              RAILROADS (0.1%)
        750   Canadian Pacific Railway Ltd.                                                                    119
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.0%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
      3,850   Vodafone Group plc ADR                                                                           116
                                                                                                          --------
              Total Common Stocks (cost: $655)                                                                 722
                                                                                                          --------

              EXCHANGE-TRADED FUNDS (17.0%)
     80,365   iShares Core MSCI EAFE ETF                                                                     4,952
     96,338   iShares Core MSCI Emerging Markets ETF                                                         4,802
     84,200   iShares Currency Hedged MSCI EAFE ETF                                                          2,403
     35,600   iShares Edge MSCI Minimum Volatility EAFE ETF                                                  2,521
     22,400   iShares Edge MSCI Minimum Volatility Emerging Markets ETF                                      1,239
     31,400   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                      1,320
     87,600   PowerShares FTSE RAFI Emerging Markets Portfolio                                               1,746
      7,100   Schwab Fundamental Emerging Markets Large Co. Index ETF                                          189
    186,000   Schwab Fundamental International Large Co. Index ETF                                           5,197
     43,100   Schwab Fundamental International Small Co. Index ETF                                           1,395
      7,496   SPDR S&P Emerging Markets SmallCap ETF                                                           345
     19,200   Vanguard FTSE All-World ex-US ETF                                                                966
     88,300   Vanguard FTSE Developed Markets ETF                                                            3,668
     40,090   Vanguard FTSE Emerging Markets ETF(c)                                                          1,633
     29,290   Vanguard FTSE Europe ETF                                                                       1,646
      5,259   WisdomTree Emerging Markets SmallCap Dividend Fund                                               241
     29,552   WisdomTree India Earnings Fund                                                                   736
      9,140   WisdomTree Japan Hedged Equity Fund                                                              466
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $32,218)                                                   35,465
                                                                                                          --------
              Total International Equity Securities (cost: $32,873)                                         36,187
                                                                                                          --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.2%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
     24,262   Hycroft Mining Corp., acquired 9/22/2014 - 6/09/2015; cost $850*(d),(e)                           31
        900   Newmont Mining Corp.                                                                              31
                                                                                                          --------
                                                                                                                62
                                                                                                          --------
              Total Gold (cost: $887)                                                                           62
                                                                                                          --------

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (1.2%)
     11,700   First Trust Global Tactical Commodity Strategy Fund*                                        $    233
     35,900   PowerShares DB Commodity Index Tracking Fund*                                                    524
     28,000   United States Commodity Index Fund*                                                            1,075
     24,800   VanEck Vectors Gold Miners ETF                                                                   563
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $2,831)                                                     2,395
                                                                                                          --------
              Total Precious Metals and Commodity-Related Securities (cost: $3,718)                          2,457
                                                                                                          --------

              GLOBAL REAL ESTATE EQUITY SECURITIES (0.3%)

              COMMON STOCKS (0.0%)

              REITs - RETAIL (0.0%)
              ---------------------
        360   Simon Property Group, Inc. (cost: $75)                                                            56
                                                                                                          --------

              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
              -----------------------
      8,000   Arbor Realty Trust, Inc., 7.38%* (cost: $200)                                                    203
                                                                                                          --------

              EXCHANGE-TRADED FUNDS (0.2%)
      5,000   Vanguard REIT ETF (cost: $397)                                                                   411
                                                                                                          --------
              Total Global Real Estate Equity Securities (cost: $672)                                          670
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          COUPON
(000)                                                                            RATE        MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (59.6%)

              CORPORATE OBLIGATIONS (8.2%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              DEPARTMENT STORES (0.1%)
$       399   Neiman Marcus Group Ltd., LLC(f)                                    4.25%    10/25/2020          313
                                                                                                          --------
              SPECIALTY STORES (0.3%)
        300   Academy Ltd.(f),(g)                                                 5.00      7/01/2022          244
        400   Guitar Center, Inc.(b)                                              6.50      4/15/2019          346
                                                                                                          --------
                                                                                                               590
                                                                                                          --------
              Total Consumer Discretionary                                                                     903
                                                                                                          --------
              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
        300   BI-LO, LLC & BI-LO Finance Corp.(b)                                 9.25      2/15/2019          257
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                          COUPON                       VALUE
(000)         SECURITY                                                           RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              ENERGY (1.3%)
              -------------
              OIL & GAS DRILLING (0.1%)
$       912   Schahin II Finance Co. SPV Ltd.(b),(h)                              5.88%     9/25/2023     $    127
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        140   Covey Park Energy, LLC(b)                                           7.50      5/15/2025          144
                                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (1.1%)
        650   Enbridge Energy Partners, LP                                        7.38     10/15/2045          855
        400   Energy Transfer Partners, LP                                        4.19(i)  11/01/2066          351
        630   Enterprise Products Operating, LLC                                  7.00(i)   6/01/2067          610
        200   Martin Midstream Partners, LP & Martin
                Midstream Finance Corp.                                           7.25      2/15/2021          206
        200   Southern Union Co.                                                  4.19(i)  11/01/2066          168
        300   Tallgrass Energy Partners, LP(b)                                    5.50      9/15/2024          306
                                                                                                          --------
                                                                                                             2,496
                                                                                                          --------
              Total Energy                                                                                   2,767
                                                                                                          --------
              FINANCIALS (5.1%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
        350   Ares Capital Corp.                                                  3.63      1/19/2022          353
        900   Prospect Capital Corp.                                              5.00      7/15/2019          922
                                                                                                          --------
                                                                                                             1,275
                                                                                                          --------
              LIFE & HEALTH INSURANCE (0.9%)
      1,000   Lincoln National Corp.                                              3.54(i)   5/17/2066          928
        600   Prudential Financial, Inc.                                          5.63      6/15/2043          653
        400   StanCorp Financial Group, Inc.                                      6.90(i)   6/01/2067          371
                                                                                                          --------
                                                                                                             1,952
                                                                                                          --------
              MULTI-LINE INSURANCE (0.7%)
        438   Hartford Financial Services Group(b)                                3.31(i)   2/12/2067          409
      1,100   Nationwide Mutual Insurance Co.(b)                                  3.42(i)  12/15/2024        1,086
                                                                                                          --------
                                                                                                             1,495
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.7%)
        700   Allstate Corp.                                                      5.75      8/15/2053          763
      1,000   AmTrust Financial Services, Inc.(a)                                 6.13      8/15/2023          980
        550   HSB Group, Inc.                                                     2.07(i)   7/15/2027          450
        600   Ironshore Holdings, Inc.(b)                                         8.50      5/15/2020          713
        700   Oil Insurance Ltd.(b)                                               4.13(i)           -(j)       633
                                                                                                          --------
                                                                                                             3,539
                                                                                                          --------
              REGIONAL BANKS (1.2%)
        400   Compass Bank                                                        6.40     10/01/2017          406
        100   Compass Bank                                                        3.88      4/10/2025          100

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                          COUPON                       VALUE
(000)         SECURITY                                                           RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     1,000   Cullen/Frost Capital Trust II                                       2.60%(i)  3/01/2034     $    885
        100   First Maryland Capital Trust I                                      2.16(i)   1/15/2027           94
      1,000   SunTrust Capital I                                                  1.85(i)   5/15/2027          922
                                                                                                          --------
                                                                                                             2,407
                                                                                                          --------
              Total Financials                                                                              10,668
                                                                                                          --------
              HEALTH CARE (0.1%)
              -----------------
              HEALTH CARE FACILITIES (0.1%)
        300   Community Health Systems, Inc.                                      6.88      2/01/2022          268
                                                                                                          --------
              INDUSTRIALS (0.1%)
              -----------------
              AIRLINES (0.1%)
        178   Continental Airlines, Inc. Pass-Through Trust                       6.25     10/11/2021          189
                                                                                                          --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        100   Artesyn Embedded Technologies, Inc.(b)                              9.75     10/15/2020           99
                                                                                                          --------
              Total Industrials                                                                                288
                                                                                                          --------
              REAL ESTATE (0.2%)
              -----------------
              REAL ESTATE DEVELOPMENT (0.2%)
        300   Crescent Communities, LLC & Crescent Ventures, Inc.(b)              8.88     10/15/2021          316
                                                                                                          --------
              UTILITIES (0.9%)
              ---------------
              ELECTRIC UTILITIES (0.6%)
        324   NextEra Energy Capital Holdings, Inc.                               6.65(i)   6/15/2067          306
        300   NextEra Energy Capital Holdings, Inc.                               7.30(i)   9/01/2067          305
        550   PPL Capital Funding, Inc.                                           3.82(i)   3/30/2067          536
                                                                                                          --------
                                                                                                             1,147
                                                                                                          --------
              MULTI-UTILITIES (0.3%)
        650   WEC Energy Group, Inc.                                              3.29(i)   5/15/2067          610
                                                                                                          --------
              Total Utilities                                                                                1,757
                                                                                                          --------
              Total Corporate Obligations (cost: $17,488)                                                   17,224
                                                                                                          --------

              CONVERTIBLE SECURITIES (0.7%)

              MATERIALS (0.7%)
              ---------------
              GOLD (0.7%)
        561   Hycroft Mining Corp., acquired 10/21/2015 -
                3/15/2017; cost $541(d),(e),(k)                          15.00(l) 10/22/2020                 1,094
        500   Pretium Resources, Inc.(b)                                  2.25     3/15/2022                   456
                                                                                                          --------
                                                                                                             1,550
                                                                                                          --------
              Total Materials                                                                                1,550
                                                                                                          --------
              Total Convertible Securities (cost: $1,027)                                                    1,550
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                          COUPON                       VALUE
(000)         SECURITY                                                           RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.6%)

              ENERGY (0.3%)
              ------------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
$       700   TransCanada PipeLines Ltd.                                          3.39%(i)  5/15/2067     $    660
                                                                                                          --------
              FINANCIALS (0.1%)
              ----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        250   QBE Capital Funding III Ltd.(b)                                     7.25      5/24/2041          278
                                                                                                          --------
              MATERIALS (0.2%)
              ---------------
              GOLD (0.2%)
        300   Newcrest Finance Property Ltd.(b)                                   4.45     11/15/2021          315
                                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $1,200)                                         1,253
                                                                                                          --------

              ASSET-BACKED SECURITIES (0.4%)

              FINANCIALS (0.4%)
              ----------------
              ASSET-BACKED FINANCING (0.4%)
        375   Avis Budget Rental Car Funding AESOP, LLC(b)                        2.96      7/20/2020          378
        233   Avis Budget Rental Car Funding AESOP, LLC(b)                        3.75      7/20/2020          235
        200   Navient Student Loan Trust                                          2.52(i)   8/25/2050          196
                                                                                                          --------
                                                                                                               809
                                                                                                          --------
              Total Financials                                                                                 809
                                                                                                          --------
              Total Asset-Backed Securities (cost: $784)                                                       809
                                                                                                          --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)

              FINANCIALS (0.5%)
              ----------------
              ASSET-BACKED FINANCING (0.5%)
         62   Sequoia Mortgage Trust                                              1.91(i)   9/20/2033           55
        888   Structured Asset Mortgage Investments, Inc.                         1.50(i)   7/19/2035          822
         56   Wells Fargo Mortgage Backed Securities Trust                        3.00(i)   4/25/2035           53
                                                                                                          --------
                                                                                                               930
                                                                                                          --------
              Total Financials                                                                                 930
                                                                                                          --------
              Total Collateralized Mortgage Obligations (cost: $964)                                           930
                                                                                                          --------

              COMMERCIAL MORTGAGE SECURITIES (3.0%)

              FINANCIALS (3.0%)
              ----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.7%)
        315   Banc of America Commercial Mortgage, Inc.                           5.72      7/10/2044          231
        800   Banc of America Commercial Mortgage, Inc.                           6.28      2/10/2051          812

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                          COUPON                       VALUE
(000)         SECURITY                                                           RATE        MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     1,200   Bear Stearns Commercial Mortgage
                Securities, Inc. (b)                                              5.66%     9/11/2041     $  1,209
         50   Citigroup Commercial Mortgage Trust                                 6.00     12/10/2049           29
        294   Commercial Mortgage Trust                                           5.38     12/10/2046          297
        616   Credit Suisse Commercial Mortgage
                Pass-Through Trust                                                1.19      2/15/2040          581
        830   FREMF Mortgage Trust (b)                                            3.00      8/25/2045          851
        434   GE Capital Commercial Mortgage Corp.                                5.71     11/10/2045          433
        225   GE Capital Commercial Mortgage Corp.                                5.61     12/10/2049          227
         53   GMAC Commercial Mortgage Securities, Inc.                           4.97     12/10/2041           54
        736   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                  5.37      5/15/2047          736
        100   Morgan Stanley Capital I Trust                                      5.45      3/12/2044           97
        162   Morgan Stanley Capital I Trust                                      5.45      3/12/2044          162
                                                                                                          --------
                                                                                                             5,719
                                                                                                          --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
      3,238   CSAIL Commercial Mortgage Trust,
                acquired 5/18/2016; cost $400(d)                                  1.98      1/15/2049          366
      2,820   UBS Commercial Mortgage Trust,
                acquired 11/01/2016; cost $261(b),(d)                             2.00      5/10/2045          234
                                                                                                          --------
                                                                                                               600
                                                                                                          --------
              Total Financials                                                                               6,319
                                                                                                          --------
              Total Commercial Mortgage Securities (cost: $6,382)                                            6,319
                                                                                                          --------

              U.S. GOVERNMENT AGENCY ISSUES (13.3%)(m)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.3%)
        500   Fannie Mae(+)                                                       2.15      1/25/2023          497
      1,000   Freddie Mac(+)                                                      3.51      4/25/2030        1,063
      1,100   Freddie Mac(+)                                                      3.33      5/25/2025        1,164
                                                                                                          --------
                                                                                                             2,724
                                                                                                          --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (12.0%)
      1,788   Freddie Mac(+)                                                      3.00      4/01/2046        1,798
      4,216   Freddie Mac(+)                                                      3.00      6/01/2046        4,240
      1,919   Freddie Mac(+)                                                      3.00      9/01/2046        1,930
        968   Freddie Mac(+)                                                      3.00     10/01/2046          974
      1,947   Freddie Mac(+)                                                      3.00     11/01/2046        1,959
      2,963   Freddie Mac(+)                                                      3.00      1/01/2047        2,980
      5,295   Freddie Mac(+)                                                      3.00      3/01/2047        5,326
      5,756   Freddie Mac(+)                                                      3.50      4/01/2046        5,952
                                                                                                          --------
                                                                                                            25,159
                                                                                                          --------
              Total U.S. Government Agency Issues (cost: $28,052)                                           27,883
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (19.9%)(s)

              BONDS (8.0%)
$     8,700   3.13%, 8/15/2044                                                                            $  9,166
      4,000   3.17%, 8/15/2044 (STRIPS Principal)(n)                                                         1,798
      2,285   3.00%, 11/15/2044                                                                              2,351
        300   2.50%, 2/15/2045                                                                                 279
      3,000   3.00%, 5/15/2045                                                                               3,083
                                                                                                          --------
                                                                                                            16,677
                                                                                                          --------
              NOTES (11.9%)
      7,600   1.13%, 2/28/2021(o)                                                                            7,470
        618   2.00%, 2/15/2023                                                                                 622
      3,800   1.63%, 4/30/2023                                                                               3,742
      1,500   2.50%, 5/15/2024                                                                               1,548
      1,500   2.38%, 8/15/2024                                                                               1,534
        800   2.25%, 11/15/2024                                                                                810
      6,200   2.25%, 11/15/2025                                                                              6,251
      2,000   1.63%, 2/15/2026                                                                               1,915
      1,000   2.25%, 2/15/2027                                                                               1,004
                                                                                                          --------
                                                                                                            24,896
                                                                                                          --------
              Total U.S. Treasury Securities (cost: $40,900)                                                41,573
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (13.0%)
      7,100   iShares 1-3 Year Credit Bond ETF(c)                                                              748
     33,240   iShares Core U.S. Aggregate Bond ETF                                                           3,648
     15,100   iShares iBoxx $ High Yield Corporate Bond ETF(a)                                               1,339
      3,900   iShares iBoxx Investment Grade Corporate Bond ETF(p)                                             469
     74,400   PowerShares Fundamental High Yield Corporate Bond Portfolio                                    1,414
     53,300   Vanguard Mortgage-Backed Securities ETF                                                        2,819
     47,500   Vanguard Short-Term Bond ETF(c)                                                                3,801
     64,600   Vanguard Short-Term Corporate Bond ETF(c)                                                      5,178
     94,100   Vanguard Total Bond Market ETF(c)                                                              7,713
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $26,871)                                                   27,129
                                                                                                          --------
              Total Bonds (cost: $123,668)                                                                 124,670
                                                                                                          --------

              MONEY MARKET INSTRUMENTS (3.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.2%)
  6,739,295   State Street Institutional Treasury
                Money Market Fund Premier Class, 0.69%(q) (cost: $6,739)                                     6,739
                                                                                                          --------

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
    538,725   Invesco Government & Agency Portfolio Institutional Class, 0.71%(q)                         $    539
    851,590   Morgan Stanley Institutional Liquidity Funds
              Government Portfolio Institutional Class, 0.68%(q)                                               852
    724,318   Western Asset Institutional Government Reserves
                Institutional Class, 0.71%(q)                                                                  724
              Total Short-Term Investments Purchased with Cash
                Collateral from Securities Loaned (cost: $2,115)                                             2,115
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $202,004)                                                          $210,681
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                        CONTRACT     APPRECIATION/
NUMBER OF                                                               EXPIRATION        VALUE     (DEPRECIATION)
CONTRACTS     SECURITY                                                     DATE           (000)              (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(r)

              LONG FUTURES

              EQUITY CONTRACTS
         58   E-mini S&P 500                                            6/16/2017      $ 6,992                $141
        148   Euro Stoxx 50                                             6/16/2017        5,907                 349
         19   Mini MSCI Emerging Markets Index                          6/16/2017          954                  80
                                                                                       -------                ----
                                                                                        13,853                 570
                                                                                       -------                ----
              TOTAL LONG FUTURES                                                       $13,853                $570
                                                                                       -------                ----
              SHORT FUTURES

              INTEREST RATE CONTRACTS
        (17)  U.S. Treasury Bond                                        9/20/2017      $(2,615)               $(21)
                                                                                       -------                ----
              EQUITY CONTRACTS
        (12)  Russell 2000 Mini                                         6/16/2017         (821)                  2
                                                                                       -------                ----
              TOTAL SHORT FUTURES                                                      $(3,436)               $(19)
                                                                                       -------                ----

              TOTAL FUTURES                                                            $10,417                $551
                                                                                       =======                ====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
($ in 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1             LEVEL 2             LEVEL 3                 TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                             $ 19,168             $     -             $    -               $ 19,168
  Preferred Stocks                                 -               4,363                  -                  4,363
  Exchange-Traded Funds                       14,312                   -                  -                 14,312
International Equity Securities:
  Common Stocks                                  722                   -                  -                    722
  Exchange-Traded Funds                       35,465                   -                  -                 35,465
Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                   31                   -                 31                     62
  Exchange-Traded Funds                        2,395                   -                  -                  2,395
Global Real Estate Equity Securities:
  Common Stocks                                   56                   -                  -                     56
  Preferred Stocks                                 -                 203                  -                    203
  Exchange-Traded Funds                          411                   -                  -                    411
Bonds:
  Corporate Obligations                            -              17,224                  -                 17,224
  Convertible Securities                           -                 456              1,094                  1,550
  Eurodollar and Yankee Obligations                -               1,253                  -                  1,253
  Asset-Backed Securities                          -                 809                  -                    809
  Collateralized Mortgage Obligations              -                 930                  -                    930
  Commercial Mortgage Securities                   -               6,319                  -                  6,319
  U.S. Government Agency Issues                    -              27,883                  -                 27,883
  U.S. Treasury Securities                    39,775               1,798                  -                 41,573
  Exchange-Traded Funds                       27,129                   -                  -                 27,129
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         6,739                   -                  -                  6,739
  Short-Term Investments Purchased
    with Cash Collateral from
    Securities Loaned                          2,115                   -                  -                  2,115
Futures(1)                                       572                   -                  -                    572
------------------------------------------------------------------------------------------------------------------
Total                                       $148,890             $61,238             $1,125               $211,253
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                  LEVEL 1             LEVEL 2             LEVEL 3                 TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                  $    (21)            $     -             $     -              $    (21)
------------------------------------------------------------------------------------------------------------------
Total                                       $    (21)            $     -             $     -              $    (21)
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                            CORPORATE                  CONVERTIBLE
($ IN 000s)                                COMMON STOCKS                  OBLIGATIONS                   SECURITIES
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                           $18                         $530                       $    -
Purchases                                              -                            -                           77
Sales                                                  -                            -                            -
Transfers into Level 3                                 -                            -                          738
Transfers out of Level 3                               -                         (530)                           -
Net realized gain (loss) on investments                -                            -                            -
Change in net unrealized appreciation/
  (depreciation) of investments                       13                            -                          279
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                           $31                         $  -                       $1,094
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                            FAIR VALUE LEVEL TRANSFERS
------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                          TRANSFERS INTO                TRANSFERS INTO              TRANSFERS INTO
                                                (OUT OF)                       (OUT OF)                   (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                        LEVEL 2                     LEVEL 3
------------------------------------------------------------------------------------------------------------------
Convertible Securities(I)                            $-                          $(738)                      $ 738
Corporate Obligations(II)                             -                            530                        (530)
------------------------------------------------------------------------------------------------------------------
Total                                                $-                          $(208)                      $ 208
------------------------------------------------------------------------------------------------------------------

 (I) Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

(II) Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
      QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
------------------------------------------------------------------------------------------------------------------
                                 FAIR VALUE AT                                 SIGNIFICANT
                                 MAY 31, 2017           VALUATION             UNOBSERVABLE
ASSETS                            ($ IN 000's)         TECHNIQUE(S)             INPUT(S)                     RANGE
------------------------------------------------------------------------------------------------------------------
BONDS:
Convertible Securities             $1,094                 Market                Average                     $59.75
                                                        Comparables               Value
                                                                                   Per
                                                                               Recoverable
                                                                                Ounce(a)

                                                                                Comparable                    40%
                                                                                 Discount
                                                                               Adjustment(b)

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, average value per recoverable ounce, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.7% of net assets at May 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of May 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2017.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2017, was $1,725,000, which represented 0.8% of the Fund's net assets.

    (e) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,125,000, which represented 0.5% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) At May 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $244,000.

    (h) At May 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2017.

    (j) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (k) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (l) All of the coupon is PIK.

    (m) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S.

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (o) Securities with a value of $491,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (p) At May 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (q) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

    (r) The contract value of futures purchased and/or sold as a percentage of net assets is 5.0%.

    (s) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $2,066) (cost of $202,004)                         $210,681
   Cash denominated in foreign currencies (identified cost of $137)                             144
   Receivables:
       Capital shares sold                                                                      195
       USAA Asset Management Company (Note 6C)                                                  112
       Dividends and interest                                                                   528
       Securities sold                                                                        1,182
       Other                                                                                     25
   Variation margin on futures contracts                                                        553
                                                                                           --------
           Total assets                                                                     213,420
                                                                                           --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                       2,115
       Securities purchased                                                                   1,358
       Capital shares redeemed                                                                  175
       Bank overdraft                                                                           327
   Accrued management fees                                                                       88
   Accrued transfer agent's fees                                                                 18
   Other accrued expenses and payables                                                           69
                                                                                           --------
           Total liabilities                                                                  4,150
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $209,270
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $200,906
   Accumulated undistributed net investment income                                              399
   Accumulated net realized loss on investments, options, and futures
     transactions                                                                            (1,270)
   Net unrealized appreciation of investments and futures contracts                           9,228
   Net unrealized appreciation of foreign currency translations                                   7
                                                                                           --------
               Net assets applicable to capital shares outstanding                         $209,270
                                                                                           ========
   Capital shares outstanding, no par value                                                  18,460
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.34
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $2)                                         $ 2,807
    Interest                                                                                  3,227
    Securities lending (net)                                                                      2
                                                                                            -------
        Total income                                                                          6,036
                                                                                            -------
EXPENSES
    Management fees                                                                             998
    Administration and servicing fees                                                           300
    Transfer agent's fees                                                                       501
    Custody and accounting fees                                                                 163
    Postage                                                                                      35
    Shareholder reporting fees                                                                   23
    Trustees' fees                                                                               31
    Registration fees                                                                            28
    Professional fees                                                                            82
    Other                                                                                        16
                                                                                            -------
            Total expenses                                                                    2,177
    Expenses reimbursed                                                                        (381)
                                                                                            -------
            Net expenses                                                                      1,796
                                                                                            -------
NET INVESTMENT INCOME                                                                         4,240
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
    Net realized gain (loss) on:
        Unaffiliated transactions                                                              (680)
        Affiliated transactions (Note 8)                                                        192
        Long-term capital gain distributions from other investment companies                     13
        Options                                                                                 (49)
        Futures transactions                                                                  1,231
    Change in net unrealized appreciation/(depreciation) of:
        Investments                                                                          11,002
        Foreign currency translations                                                             7
        Futures contracts                                                                       534
                                                                                            -------
            Net realized and unrealized gain                                                 12,250
                                                                                            -------
    Increase in net assets resulting from operations                                        $16,490
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------------------------
                                                                                        2017                2016
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $  4,240            $  5,025
   Net realized loss on investments                                                     (488)               (836)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                    13                  74
   Net realized gain (loss) on options                                                   (49)                  5
   Net realized gain (loss) on futures transactions                                    1,231                 (11)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                    11,002             (11,845)
       Foreign currency translations                                                       7                   -
       Options                                                                             -                  28
       Futures contracts                                                                 534                  17
                                                                                    ----------------------------
       Increase (decrease) in net assets resulting from operations                    16,490              (7,543)
                                                                                    ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (4,356)            (4,749)
   Net realized gains                                                                      -             (1,578)
                                                                                    ----------------------------
       Distributions to shareholders                                                  (4,356)            (6,327)
                                                                                    ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                          49,002              55,158
   Reinvested dividends                                                                3,904               5,677
   Cost of shares redeemed                                                           (50,146)            (57,124)
                                                                                    ----------------------------
       Increase in net assets from capital
           share transactions                                                          2,760               3,711
                                                                                    ----------------------------
   Net increase (decrease) in net assets                                              14,894             (10,159)

NET ASSETS
   Beginning of year                                                                 194,376             204,535
                                                                                    ----------------------------
   End of year                                                                      $209,270            $194,376
                                                                                    ============================
Accumulated undistributed net investment income:
   End of year                                                                      $    399            $    539
                                                                                    ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                         4,478               5,154
   Shares issued for dividends reinvested                                                361                 533
   Shares redeemed                                                                    (4,592)             (5,377)
                                                                                    ----------------------------
       Increase in shares outstanding                                                    247                 310
                                                                                    ============================

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Moderately Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

       information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 41

================================================================================

       any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

   10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book value and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2017*
    (IN THOUSANDS)

                                    ASSET DERIVATIVES                    LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                             STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT              ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
--------------------------------------------------------------------------------------------------
Interest rate                                      $  -            Net unrealized        $21**
contracts                                                          appreciation of
                                                                   investments and
                                                                   futures contracts
--------------------------------------------------------------------------------------------------
Equity contracts             Net unrealized         572**                                  -
                             appreciation of
                             investments and
                             futures contracts
--------------------------------------------------------------------------------------------------
Total                                              $572                                  $21
--------------------------------------------------------------------------------------------------

 * For open derivative instruments as of May 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2017.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017 (IN THOUSANDS)

                                                                        CHANGE IN
                                                                        UNREALIZED
DERIVATIVES NOT                                     REALIZED            APPRECIATION/
ACCOUNTED FOR AS      STATEMENT OF                  GAIN (LOSS)         (DEPRECIATION)
HEDGING INSTRUMENTS   OPERATIONS LOCATION           ON DERIVATIVES      ON DERIVATIVES
--------------------------------------------------------------------------------------
Interest rate         Net realized gain (loss)           $  192              $(22)
contracts             on Futures transactions/
                      Change in net unrealized
                      appreciation/(depreciation)
                      of Futures contracts
--------------------------------------------------------------------------------------
Equity contracts      Net realized gain (loss) on           990               556
                      Options and Futures transactions/
                      Change in net unrealized
                      appreciation/(depreciation)
                      of Futures contracts
--------------------------------------------------------------------------------------
Total                                                    $1,182              $534
--------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $225,000.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, hybrid interest accrual and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $24,000. These reclassifications had no effect on net assets.

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                                     2017                    2016
                                                                 -----------------------------------
Ordinary income*                                                 $4,356,000               $4,749,000
Long-term realized capital gain                                           -                1,578,000
                                                                 ----------               ----------
   Total distributions paid                                      $4,356,000               $6,327,000
                                                                 ==========               ==========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                            $  518,000
Accumulated capital and other losses                                                        (816,000)
Unrealized appreciation of investments                                                     8,783,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, partnership basis, perpetual bonds adjustments, and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had long-term capital loss carryforwards of $816,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $110,856,000 and $105,512,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $201,846,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $12,470,000 and $3,635,000, respectively, resulting in net unrealized appreciation of $8,835,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $2,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $2,066,000, and the value of the cash collateral received was $2,115,000.

================================================================================

52  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $998,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $300,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $381,000, of which $112,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $501,000. At May 31, 2017, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distribution payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 1,756,000 shares, which represents 9.5% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following

================================================================================

54  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                       NET REALIZED
                                                         COST TO      GAIN (LOSS) TO
SELLER                            PURCHASER             PURCHASER         SELLER
------------------------------------------------------------------------------------
Cornerstone Moderately       Cornerstone Aggressive     $  230,000      $  3,000
 Conservative

Cornerstone                  Cornerstone Moderately        406,000        (4,000)
 Moderately Conservative      Aggressive

Cornerstone Moderately       Cornerstone Moderate          158,000        (2,000)
 Conservative

Cornerstone Moderately       Target Managed Allocation   3,181,000       195,000
 Conservative

Cornerstone Moderate         Cornerstone Moderately        125,000         1,000
                              Conservative

Cornerstone Aggressive       Cornerstone Moderately         76,000         5,000
                              Conservative

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

56  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                               PERIOD ENDED
                                                    YEAR ENDED MAY 31,                            MAY 31,
                                 --------------------------------------------------------------------------
                                     2017            2016            2015             2014       2013***
                                 -----------------------------------------------------------------------
Net asset value at
 beginning of period             $  10.67        $  11.42        $  11.52         $  11.05       $ 10.00
                                 -----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .23             .28             .26              .25           .28(a)
 Net realized and
  unrealized gain(loss)               .68            (.68)            .03              .61           .99(a)
                                 -----------------------------------------------------------------------
Total from investment
 operations                           .91            (.40)            .29              .86          1.27(a)
                                 -----------------------------------------------------------------------
Less distributions from:
 Net investment income               (.24)           (.26)           (.27)            (.26)         (.22)
 Realized capital gains                 -            (.09)           (.12)            (.13)            -
                                 -----------------------------------------------------------------------
Total distributions                  (.24)           (.35)           (.39)            (.39)         (.22)
                                 -----------------------------------------------------------------------
Net asset value at end
 of period                       $  11.34        $  10.67        $  11.42         $  11.52       $ 11.05
                                 =======================================================================
Total return (%)*                    8.65           (3.50)           2.58             8.00         12.81
Net assets at end
 of period (000)                 $209,270        $194,376        $204,535         $167,742       $99,683
Ratios to average
 net assets:**
 Expenses (%)(b)                      .90             .90             .90              .90           .90(c)
 Expenses, excluding
  reimbursements (%)(b)              1.09            1.09            1.05             1.08          1.25(c)
 Net investment income (%)           2.12            2.56            2.43             2.40          2.56(c)
Portfolio turnover (%)                 55              70(d)           37               36            59

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $199,701,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -               -               -             (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

58  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2016 -
                                       DECEMBER 1, 2016         MAY 31, 2017            MAY 31, 2017
                                       -----------------------------------------------------------------
Actual                                    $1,000.00               $1,070.60                 $4.65

Hypothetical
 (5% return before expenses)               1,000.00                1,020.44                  4.53

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.06% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

60  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load and retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services

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62  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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64  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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66  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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68  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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70  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

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72  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97447-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ==============================================================

     ANNUAL REPORT
     USAA CORNERSTONE MODERATE FUND
     MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON           [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    11

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         38

    Financial Statements                                                      44

    Notes to Financial Statements                                             47

EXPENSE EXAMPLE                                                               66

ADVISORY AGREEMENT(S)                                                         68

TRUSTEES' AND OFFICERS' INFORMATION                                           74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207236-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments including derivatives. The Fund has a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities.

The Fund's investments also include real estate investment trusts (REITs), investments that provide exposure to commodities (such as ETFs or national resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA*                                  LANCE HUMPHREY, CFA
    WASIF A. LATIF                                        ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns during the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater sensitivity to investor appetite for risk. Developed-market international equities fell slightly short of the U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks for their part, recovered from a

    *Effective June 22, 2017, John P. Toohey is no longer co-manager of the
    Fund.

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened , with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 9.91%. This compares to returns of 17.53% for the MSCI All-Country World Index, and 9.74% for the Cornerstone Moderate Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund performed well during the reporting period, as its broad diversification among the major asset classes allowed it to capitalize on the broad-based strength in the financial markets.

    The Fund's actively managed bond portfolio made the largest positive contribution to performance. Our positions in credit-sensitive market

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    segments, such as investment-grade and high-yield corporate debt, enabled the Fund to take advantage of the relative strength in these areas. The Fund's bond portfolio has had overweight exposure to the credit sectors since the 2009 financial crisis, and this positioning has added significant value since that time. However, we began to reduce on the portfolio's credit allocation in the past year as we believe that many of its holdings had risen to valuations that indicated limited potential for additional gains. We moved the proceeds into long-term U.S. Treasuries. In addition to offsetting the credit risk elsewhere in the Fund's portfolio, U.S. Treasuries may represent a conflicting opportunity given that the consensus is firmly in favor of stronger growth and rising interest rates. If one or more of these developments fails to come to realization, U.S. Treasuries may provide a source of unexpected upside.

    The Fund's domestic equity allocation, which consists of a portfolio of fundamentally sound, attractively valued blue-chip stocks, generated a strong, positive return. Although this approach caused the Fund's equity portfolio to finish slightly behind the broader market at a time in which higher-growth and momentum-driven stocks generally performed well, we believe it represents a cautious strategy when considering the full market cycle.

    Our allocation to developed-market international equities also added to the Fund's return. Although international stocks have trailed the United States in recent years, the Fund maintained a sizeable position as we believe that such investments would benefit from the combination of improving growth and their attractive valuations. This patient approach has begun to pay off in 2017, and as of year-to-date has brought a meaningful improvement to the relative performance of the Fund's allocation to international markets. We continue to see a potential opportunity overseas given that near-term concerns about foreign political risk have prevented the positive fundamentals of the asset class from being fully reflected in stock prices.

    The Fund's emerging markets weighting, though a smaller portion of the portfolio, nonetheless made a healthy contribution to performance. While currency movements and shifts in global trade policy represent near-term risks for the emerging markets, we remain positive on both the valuations and fundamentals of the asset class.

    The Fund maintained a limited exposure to commodities and gold stocks for the purposes of diversification. Given that both categories

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

    finished roughly flat in the reporting period, this portion of our strategy was a slight detractor from relative performance.

    With regard to portfolio activity, our primary shift was to increase the extent of the Fund's overweight positions in the developed international and emerging markets in order to capitalize on their increasingly attractive valuations relative to the United States. We funded this move by moving the Fund's allocations to areas where we see less compelling values, including U.S. equities and high-yield bonds.

    The investment environment during the reporting period was very supportive for most segments of the global financial markets. While the economic backdrop remains firm and corporations continue to demonstrate improving fundamentals, we would caution investors that it appears that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies;
    (5) real estate investment trusts; (6) money market instruments; (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND)
(Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                      5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                         $1.1 Billion                  $1.1 Billion
Net Asset Value Per Share             $15.05                        $14.01

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                        10 YEARS
    9.91%                           6.16%                           3.37%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.16%     AFTER REIMBURSEMENT         1.07%

                (includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. If the total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective April 1, 2017, the base investment management fee was reduced from 0.65% to 0.59% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               CORNERSTONE                         MSCI                           USAA
                                 MODERATE                       ALL-COUNTRY                   CORNERSTONE
                                COMPOSITE                          WORLD                        MODERATE
                                  INDEX                            INDEX                          FUND
05/31/07                       $10,000.00                       $10,000.00                     $10,000.00
06/30/07                         9,936.00                         9,970.63                       9,901.00
07/31/07                         9,854.70                         9,818.37                       9,676.00
08/31/07                         9,920.47                         9,791.20                       9,766.00
09/30/07                        10,200.49                        10,316.82                      10,000.00
10/31/07                        10,413.44                        10,719.31                      10,174.00
11/30/07                        10,246.26                        10,245.37                       9,858.00
12/31/07                        10,212.65                        10,131.96                       9,776.00
01/31/08                         9,918.21                         9,302.09                       9,476.00
02/29/08                         9,897.71                         9,328.35                       9,299.00
03/31/08                         9,851.06                         9,191.53                       9,185.00
04/30/08                        10,118.08                         9,704.25                       9,432.00
05/31/08                        10,184.77                         9,855.98                       9,618.00
06/30/08                         9,767.61                         9,046.67                       9,078.00
07/31/08                         9,659.90                         8,811.75                       8,919.00
08/31/08                         9,655.44                         8,621.82                       8,947.00
09/30/08                         9,016.23                         7,544.26                       8,179.00
10/31/08                         7,967.63                         6,049.36                       6,945.00
11/30/08                         7,776.36                         5,651.93                       6,484.00
12/31/08                         8,057.55                         5,856.77                       6,603.00
01/31/09                         7,693.29                         5,356.38                       6,222.00
02/28/09                         7,287.63                         4,831.93                       5,707.00
03/31/09                         7,640.91                         5,229.93                       6,001.00
04/30/09                         8,140.37                         5,847.31                       6,522.00
05/31/09                         8,536.56                         6,429.92                       7,194.00
06/30/09                         8,557.56                         6,393.87                       7,376.00
07/31/09                         8,998.20                         6,956.71                       7,789.00
08/31/09                         9,223.69                         7,205.51                       8,085.00
09/30/09                         9,495.34                         7,536.09                       8,519.00
10/31/09                         9,429.65                         7,419.63                       8,541.00
11/30/09                         9,701.03                         7,724.78                       8,797.00
12/31/09                         9,769.80                         7,884.75                       8,982.00
01/31/10                         9,645.74                         7,544.00                       8,930.00
02/28/10                         9,764.46                         7,640.09                       9,093.00
03/31/10                        10,085.19                         8,131.61                       9,438.00
04/30/10                        10,200.38                         8,145.29                       9,602.00
05/31/10                         9,766.59                         7,373.07                       9,118.00
06/30/10                         9,653.36                         7,145.92                       8,887.00
07/31/10                        10,089.41                         7,727.37                       9,293.00
08/31/10                         9,958.13                         7,457.24                       9,120.00
09/30/10                        10,450.19                         8,170.64                       9,641.00
10/31/10                        10,674.29                         8,465.94                       9,890.00
11/30/10                        10,580.22                         8,277.57                       9,845.00
12/31/10                        10,925.05                         8,883.72                      10,195.00
01/31/11                        11,029.40                         9,023.14                      10,363.00
02/28/11                        11,220.20                         9,285.88                      10,638.00
03/31/11                        11,239.79                         9,276.61                      10,723.00
04/30/11                        11,523.26                         9,656.14                      11,022.00
05/31/11                        11,486.18                         9,448.57                      10,961.00
06/30/11                        11,366.26                         9,299.69                      10,821.00
07/31/11                        11,357.14                         9,148.28                      10,666.00
08/31/11                        11,025.20                         8,480.01                      10,110.00
09/30/11                        10,527.66                         7,679.39                       9,548.00
10/31/11                        11,136.88                         8,502.19                      10,108.00
11/30/11                        10,995.78                         8,247.68                      10,046.00
12/31/11                        11,059.43                         8,231.01                      10,068.00
01/31/12                        11,436.41                         8,709.62                      10,382.00
02/29/12                        11,718.03                         9,147.83                      10,665.00
03/31/12                        11,767.27                         9,208.56                      10,763.00
04/30/12                        11,776.73                         9,103.28                      10,739.00
05/31/12                        11,330.60                         8,287.10                      10,336.00
06/30/12                        11,606.40                         8,696.39                      10,556.00
07/31/12                        11,763.93                         8,815.44                      10,668.00
08/31/12                        11,911.62                         9,007.12                      10,836.00
09/30/12                        12,104.95                         9,290.81                      11,025.00
10/31/12                        12,064.49                         9,228.88                      11,065.00
11/30/12                        12,144.98                         9,346.90                      11,121.00
12/31/12                        12,271.28                         9,558.61                      11,261.00
01/31/13                        12,538.48                         9,998.96                      11,529.00
02/28/13                        12,589.44                         9,997.41                      11,537.00
03/31/13                        12,751.69                        10,180.20                      11,686.00
04/30/13                        12,973.07                        10,471.02                      11,873.00
05/31/13                        12,887.86                        10,442.30                      11,808.00
06/30/13                        12,614.80                        10,137.08                      11,513.00
07/31/13                        12,943.29                        10,622.37                      11,808.00
08/31/13                        12,765.69                        10,401.06                      11,661.00
09/30/13                        13,135.63                        10,938.28                      11,908.00
10/31/13                        13,454.11                        11,377.92                      12,230.00
11/30/13                        13,540.49                        11,539.06                      12,304.00
12/31/13                        13,643.55                        11,738.12                      12,413.00
01/31/14                        13,501.12                        11,268.59                      12,263.00
02/28/14                        13,878.22                        11,812.95                      12,604.00
03/31/14                        13,900.63                        11,865.48                      12,657.00
04/30/14                        13,999.18                        11,978.43                      12,765.00
05/31/14                        14,219.16                        12,233.20                      12,933.00
06/30/14                        14,385.43                        12,463.53                      13,122.00
07/31/14                        14,245.61                        12,312.37                      13,004.00
08/31/14                        14,510.79                        12,584.36                      13,181.00
09/30/14                        14,213.23                        12,176.27                      12,916.00
10/31/14                        14,373.96                        12,261.99                      12,993.00
11/30/14                        14,523.90                        12,467.09                      13,111.00
12/31/14                        14,409.34                        12,226.52                      12,973.00
01/31/15                        14,425.62                        12,035.37                      12,991.00
02/28/15                        14,776.63                        12,705.39                      13,283.00
03/31/15                        14,711.81                        12,508.53                      13,187.00
04/30/15                        14,870.81                        12,871.45                      13,308.00
05/31/15                        14,879.44                        12,854.66                      13,333.00
06/30/15                        14,645.53                        12,552.04                      13,077.00
07/31/15                        14,734.84                        12,661.04                      13,138.00
08/31/15                        14,239.14                        11,793.11                      12,607.00
09/30/15                        14,025.54                        11,365.86                      12,351.00
10/31/15                        14,568.83                        12,257.91                      12,798.00
11/30/15                        14,504.26                        12,156.69                      12,701.00
12/31/15                        14,337.46                        11,937.45                      12,451.00
01/31/16                        13,983.33                        11,217.50                      12,091.00
02/29/16                        14,000.11                        11,140.33                      12,055.00
03/31/16                        14,607.71                        11,965.92                      12,519.00
04/30/16                        14,765.47                        12,142.55                      12,645.00
05/31/16                        14,809.77                        12,157.85                      12,682.00
06/30/16                        14,913.44                        12,084.26                      12,811.00
07/31/16                        15,286.28                        12,605.01                      13,139.00
08/31/16                        15,312.26                        12,647.42                      13,166.00
09/30/16                        15,364.32                        12,724.91                      13,219.00
10/31/16                        15,161.51                        12,508.92                      13,045.00
11/30/16                        15,119.06                        12,603.98                      12,926.00
12/31/16                        15,306.54                        12,876.25                      13,055.00
01/31/17                        15,525.02                        13,228.35                      13,295.00
02/28/17                        15,806.88                        13,599.45                      13,507.00
03/31/17                        15,876.00                        13,765.77                      13,614.00
04/30/17                        16,054.24                        13,980.34                      13,763.00
05/31/17                        16,254.62                        14,289.06                      13,939.00

                                 [END OF CHART]

                       Data from 5/31/07 through 5/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderate Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/17 o
                              (% of Net Assets)

Vanguard Short-Term Corporate Bond ETF** .................................. 4.8%
U.S. Treasury Bond, 3.13%, 8/15/2044 ...................................... 4.1%
U.S. Treasury Bond, 3.00%, 5/15/2045 ...................................... 3.5%
Vanguard FTSE Developed Markets ETF** ..................................... 3.0%
iShares Core MSCI EAFE ETF** .............................................. 3.0%
Schwab Fundamental International Large Co.
  Index ETF** ............................................................. 2.8%
iShares Core MSCI Emerging Markets ETF** .................................. 2.7%
U.S. Treasury Note, 1.13%, 2/28/2021 ...................................... 2.5%
U.S. Treasury Note, 1.63%, 2/15/2026 ...................................... 2.1%
Freddie Mac, 3.00%, 4/01/2047 ............................................. 2.0%

                                   [END CHART]

 *Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-37.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/17 o

                   [PIE CHART OF ASSET ALLOCATION* - 5/31/17]

INTERNATIONAL EQUITY SECURITIES**                                          22.5%
U.S. EQUITY SECURITIES**                                                   19.4%
U.S. TREASURY SECURITIES                                                   16.5%
FIXED INCOME EXCHANGE-TRADED FUNDS**                                       13.0%
U.S. GOVERNMENT AGENCY ISSUES                                              11.1%
CORPORATE OBLIGATIONS                                                       8.8%
COMMERCIAL MORTGAGE SECURITIES                                              2.9%
MONEY MARKET INSTRUMENTS                                                    1.7%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES**                          1.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.9%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      0.6%
ASSET-BACKED SECURITIES                                                     0.5%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.3%
CONVERTIBLE SECURITIES                                                      0.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, two special meetings of shareholders were held to vote on two proposals relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within USAA Mutual Funds Trust. Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposal 2 are for the Cornerstone Moderate Fund, a series of the Trust. The effective date of Proposal 2 is April 1, 2017.

PROPOSAL 1

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                 352,502,522
Jefferson C. Boyce                    9,717,710,105                 348,909,798
Dawn M. Hawley                        9,714,577,808                 352,042,095
Paul L. McNamara                      9,668,206,065                 398,413,838
Richard Y. Newton III                 9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                 350,818,472
Michael F. Reimherr                   9,711,558,498                 355,061,405

PROPOSAL 2

To approve an amendment to the Investment Advisory Agreement to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
FOR                                    AGAINST                      ABSTAIN
--------------------------------------------------------------------------------
46,810,331                            2,102,264                     1,184,082

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

              DIVIDEND RECEIVED
             DEDUCTION (CORPORATE                      QUALIFIED INTEREST
               SHAREHOLDERS)(1)                              INCOME
             ------------------------------------------------------------
                   18.17%                                 $11,489,000
             ------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderate Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderate Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (19.4%)

              COMMON STOCKS (11.5%)

              CONSUMER DISCRETIONARY (1.7%)
              -----------------------------
              ADVERTISING (0.1%)
      8,950   Omnicom Group, Inc.                                                             $      749
                                                                                              ----------
              APPAREL RETAIL (0.1%)
      9,230   American Eagle Outfitters, Inc.                                                        106
      7,270   Buckle, Inc.(a)                                                                        124
      4,880   Caleres, Inc.                                                                          133
     10,190   Chico's FAS, Inc.                                                                       96
     16,300   TJX Companies, Inc.                                                                  1,226
                                                                                              ----------
                                                                                                   1,685
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      8,650   Iconix Brand Group, Inc.*                                                               52
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.1%)
      6,580   American Axle & Manufacturing Holdings, Inc.*                                           99
      1,650   Cooper-Standard Holdings, Inc.*                                                        178
     11,570   Gentex Corp.                                                                           220
      1,760   LCI Industries                                                                         157
                                                                                              ----------
                                                                                                     654
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.0%)
      1,950   Thor Industries, Inc.                                                                  176
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.1%)
      2,280   Asbury Automotive Group, Inc.*                                                         128
      1,900   Group 1 Automotive, Inc.                                                               114
      1,500   Lithia Motors, Inc. "A"                                                                136
      3,010   Murphy USA, Inc.*                                                                      205
      6,610   Sonic Automotive, Inc. "A"                                                             124
                                                                                              ----------
                                                                                                     707
                                                                                              ----------
              BROADCASTING (0.1%)
     13,450   CBS Corp. "B"                                                                          822
                                                                                              ----------
              CASINOS & GAMING (0.2%)
     56,250   MGM Resorts International                                                            1,784
                                                                                              ----------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              COMPUTER & ELECTRONICS RETAIL (0.0%)
      5,680   GameStop Corp. "A"                                                              $      126
     12,790   Rent-A-Center, Inc.(a)                                                                 146
                                                                                              ----------
                                                                                                     272
                                                                                              ----------
              EDUCATION SERVICES (0.0%)
      3,580   Adtalem Global Education, Inc.                                                         134
      2,140   Capella Education Co.                                                                  185
        400   Graham Holdings Co. "B"                                                                240
                                                                                              ----------
                                                                                                     559
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.0%)
      2,860   Big Lots, Inc.                                                                         140
                                                                                              ----------
              HOME FURNISHINGS (0.0%)
      6,130   Ethan Allen Interiors, Inc.                                                            165
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.2%)
     12,050   Home Depot, Inc.                                                                     1,850
                                                                                              ----------
              HOMEBUILDING (0.1%)
     17,770   CalAtlantic Group, Inc.                                                                640
      4,150   LGI Homes, Inc.*(a)                                                                    134
      6,630   Toll Brothers, Inc.                                                                    245
     14,200   TRI Pointe Group, Inc.*                                                                176
                                                                                              ----------
                                                                                                   1,195
                                                                                              ----------
              HOMEFURNISHING RETAIL (0.0%)
      5,030   Aaron's, Inc.                                                                          184
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      8,880   ILG, Inc.                                                                              239
      1,760   Marriott Vacations Worldwide Corp.                                                     205
     24,350   Norwegian Cruise Line Holdings Ltd.*                                                 1,217
      4,050   Royal Caribbean Cruises Ltd.                                                           446
                                                                                              ----------
                                                                                                   2,107
                                                                                              ----------
              INTERNET & DIRECT MARKETING RETAIL (0.2%)
      2,000   Amazon.com, Inc.*                                                                    1,989
                                                                                              ----------
              PUBLISHING (0.0%)
      2,920   Meredith Corp.                                                                         158
      8,090   Time, Inc.                                                                             101
                                                                                              ----------
                                                                                                     259
                                                                                              ----------
              RESTAURANTS (0.2%)
      3,880   Cheesecake Factory, Inc.                                                               229
      4,320   DineEquity, Inc.                                                                       198

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      9,400   McDonald's Corp.                                                                $    1,418
     15,230   Wendy's Co.                                                                            246
                                                                                              ----------
                                                                                                   2,091
                                                                                              ----------
              SPECIALTY STORES (0.1%)
      5,720   Hibbett Sports, Inc.*                                                                  133
     24,730   Office Depot, Inc.                                                                     126
      3,000   Ulta Beauty, Inc.*                                                                     915
                                                                                              ----------
                                                                                                   1,174
                                                                                              ----------
              TIRES & RUBBER (0.0%)
      4,220   Cooper Tire & Rubber Co.                                                               152
                                                                                              ----------
              Total Consumer Discretionary                                                        18,766
                                                                                              ----------
              CONSUMER STAPLES (0.9%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     13,350   Bunge Ltd.                                                                           1,067
      1,970   Ingredion, Inc.                                                                        225
                                                                                              ----------
                                                                                                   1,292
                                                                                              ----------
              DRUG RETAIL (0.1%)
     11,430   CVS Health Corp.                                                                       878
      6,830   Walgreens Boots Alliance, Inc.                                                         554
                                                                                              ----------
                                                                                                   1,432
                                                                                              ----------
              FOOD DISTRIBUTORS (0.0%)
      3,480   Spartannash Co.                                                                        103
      3,300   United Natural Foods, Inc.*                                                            132
                                                                                              ----------
                                                                                                     235
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.1%)
      6,860   Procter & Gamble Co.                                                                   604
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.2%)
     30,800   Wal-Mart Stores, Inc.                                                                2,421
                                                                                              ----------
              PACKAGED FOODS & MEAT (0.2%)
     27,100   Blue Buffalo Pet Products, Inc.*                                                       637
      9,670   Kraft Heinz Co.                                                                        892
      1,770   Lancaster Colony Corp.                                                                 219
      2,100   Sanderson Farms, Inc.                                                                  249
                                                                                              ----------
                                                                                                   1,997
                                                                                              ----------
              SOFT DRINKS (0.2%)
     16,900   PepsiCo, Inc.                                                                        1,975
                                                                                              ----------
              TOBACCO (0.0%)
      3,280   Universal Corp.                                                                        218
                                                                                              ----------
              Total Consumer Staples                                                              10,174
                                                                                              ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (0.8%)
              -------------
              INTEGRATED OIL & GAS (0.2%)
      5,630   Chevron Corp.                                                                   $      582
     29,030   Occidental Petroleum Corp.                                                           1,711
                                                                                              ----------
                                                                                                   2,293
                                                                                              ----------
              OIL & GAS DRILLING (0.1%)
      6,660   Atwood Oceanics, Inc.*                                                                  67
     22,550   Patterson-UTI Energy, Inc.                                                             481
      5,560   Rowan Companies plc "A"*                                                                67
                                                                                              ----------
                                                                                                     615
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
      2,480   Dril-Quip, Inc.*                                                                       123
      8,270   Schlumberger Ltd.                                                                      575
                                                                                              ----------
                                                                                                     698
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     60,440   Antero Resources Corp.*                                                              1,243
     30,550   Cabot Oil & Gas Corp.                                                                  678
      1,350   Cimarex Energy Co.                                                                     145
     32,410   ConocoPhillips                                                                       1,449
     10,950   Denbury Resources, Inc.*                                                                17
     17,200   EOG Resources, Inc.                                                                  1,553
      5,920   WPX Energy, Inc.*                                                                       64
                                                                                              ----------
                                                                                                   5,149
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.0%)
      1,760   REX American Resources Corp.*                                                          167
      3,060   Western Refining, Inc.                                                                 111
                                                                                              ----------
                                                                                                     278
                                                                                              ----------
              Total Energy                                                                         9,033
                                                                                              ----------
              FINANCIALS (1.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     38,120   Bank of New York Mellon Corp.                                                        1,796
                                                                                              ----------
              CONSUMER FINANCE (0.2%)
      2,860   Encore Capital Group, Inc.*                                                            104
     11,970   SLM Corp.*                                                                             124
     75,482   Synchrony Financial                                                                  2,027
      1,360   World Acceptance Corp.*                                                                106
                                                                                              ----------
                                                                                                   2,361
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (0.6%)
    102,300   Bank of America Corp.                                                           $    2,292
     14,783   Citigroup, Inc.                                                                        895
     33,300   JPMorgan Chase & Co.                                                                 2,736
     28,740   U.S. Bancorp                                                                         1,463
                                                                                              ----------
                                                                                                   7,386
                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (0.0%)
      3,400   CME Group, Inc.                                                                        399
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.0%)
      2,440   Raymond James Financial, Inc.                                                          176
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.0%)
      1,880   Primerica, Inc.                                                                        136
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.4%)
     12,900   Allstate Corp.                                                                       1,114
      7,880   Chubb Ltd.                                                                           1,128
      4,820   Employers Holdings, Inc.                                                               193
      6,320   First American Financial Corp.                                                         275
     14,460   Old Republic International Corp.                                                       286
     25,250   Progressive Corp.                                                                    1,071
      5,330   Selective Insurance Group, Inc.                                                        272
      4,790   W.R. Berkley Corp.                                                                     331
                                                                                              ----------
                                                                                                   4,670
                                                                                              ----------
              REGIONAL BANKS (0.3%)
      3,020   Bank of Hawaii Corp.                                                                   235
      3,480   East West Bancorp, Inc.                                                                191
      7,860   First Financial Bancorp                                                                197
     77,810   KeyCorp                                                                              1,359
      7,110   PNC Financial Services Group, Inc.                                                     844
     11,700   TCF Financial Corp.                                                                    176
                                                                                              ----------
                                                                                                   3,002
                                                                                              ----------
              REINSURANCE (0.1%)
      1,700   Everest Re Group Ltd.                                                                  433
     11,430   Maiden Holdings Ltd.                                                                   120
      2,490   Reinsurance Group of America, Inc.                                                     310
                                                                                              ----------
                                                                                                     863
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
      7,160   Homestreet, Inc.*                                                                      192
      9,340   Provident Financial Services, Inc.                                                     218

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      3,560   Walker & Dunlop, Inc.*                                                          $      166
      7,590   Washington Federal, Inc.                                                               243
                                                                                              ----------
                                                                                                     819
                                                                                              ----------
              Total Financials                                                                    21,608
                                                                                              ----------
              HEALTH CARE (1.5%)
              ------------------
              BIOTECHNOLOGY (0.3%)
     24,000   AbbVie, Inc.                                                                         1,584
      3,900   Amgen, Inc.                                                                            605
        980   Biogen, Inc.*                                                                          243
     15,320   Gilead Sciences, Inc.                                                                  994
      7,790   Myriad Genetics, Inc.*                                                                 159
        900   United Therapeutics Corp.*                                                             109
                                                                                                --------
                                                                                                   3,694
                                                                                                --------
              HEALTH CARE EQUIPMENT (0.4%)
      6,140   Globus Medical, Inc. "A"*                                                              189
     24,630   Hologic, Inc.*                                                                       1,067
      2,680   Masimo Corp.*                                                                          233
     24,910   Medtronic plc                                                                        2,099
      2,960   ResMed, Inc.                                                                           211
      1,430   Teleflex, Inc.                                                                         286
                                                                                              ----------
                                                                                                   4,085
                                                                                              ----------
              HEALTH CARE FACILITIES (0.0%)
      5,130   HealthSouth Corp.                                                                      233
     10,540   Select Medical Holdings Corp.*                                                         141
                                                                                              ----------
                                                                                                     374
                                                                                              ----------
              HEALTH CARE SERVICES (0.1%)
      3,180   AMN Healthcare Services, Inc.*                                                         115
      1,340   Chemed Corp.                                                                           274
      3,400   MEDNAX, Inc.*                                                                          185
      3,930   Tivity Health, Inc.*                                                                   133
                                                                                              ----------
                                                                                                     707
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
      2,700   PAREXEL International Corp.*                                                           218
      7,700   Thermo Fisher Scientific, Inc.                                                       1,331
                                                                                              ----------
                                                                                                   1,549
                                                                                              ----------
              MANAGED HEALTH CARE (0.2%)
     10,600   UnitedHealth Group, Inc.                                                             1,857
                                                                                              ----------
              PHARMACEUTICALS (0.4%)
      4,080   Allergan plc                                                                           913
     19,090   Johnson & Johnson                                                                    2,448

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      9,260   Merck & Co., Inc.                                                               $      603
      3,580   Supernus Pharmaceuticals, Inc.*                                                        135
                                                                                              ----------
                                                                                                   4,099
                                                                                              ----------
              Total Health Care                                                                   16,365
                                                                                              ----------
              INDUSTRIALS (1.3%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      2,650   Lockheed Martin Corp.                                                                  745
      2,320   Moog, Inc. "A"*                                                                        162
        961   Rockwell Collins, Inc.                                                                 105
     10,600   Spirit AeroSystems Holdings, Inc. "A"                                                  578
      1,780   Teledyne Technologies, Inc.*                                                           234
     10,900   United Technologies Corp.                                                            1,322
                                                                                              ----------
                                                                                                   3,146
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (0.0%)
      5,080   Toro Co.                                                                               348
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.1%)
      4,700   FedEx Corp.                                                                            911
                                                                                              ----------
              AIRLINES (0.2%)
      7,940   JetBlue Airways Corp.*                                                                 178
      3,730   SkyWest, Inc.                                                                          128
     22,580   Southwest Airlines Co.                                                               1,357
                                                                                              ----------
                                                                                                   1,663
                                                                                              ----------
              BUILDING PRODUCTS (0.0%)
      8,500   Masco Corp.                                                                            317
                                                                                              ----------
              COMMERCIAL PRINTING (0.0%)
      3,000   Deluxe Corp.                                                                           204
      2,018   LSC Communications, Inc.                                                                43
      9,453   R.R Donnelley & Sons Co.                                                               113
                                                                                              ----------
                                                                                                     360
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (0.1%)
     26,270   AECOM*                                                                                 844
      3,420   EMCOR Group, Inc.                                                                      215
      8,390   KBR, Inc.                                                                              114
                                                                                              ----------
                                                                                                   1,173
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      2,470   Greenbrier Companies, Inc.                                                             109
      3,890   Trinity Industries, Inc.                                                                99

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      6,600   Wabash National Corp.                                                           $      132
      8,600   Wabtec Corp.(a)                                                                        703
                                                                                              ----------
                                                                                                   1,043
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      8,940   Copart, Inc.*                                                                          279
      4,380   Viad Corp.                                                                             193
                                                                                              ----------
                                                                                                     472
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
      2,070   EnerSys                                                                                153
      2,440   Regal-Beloit Corp.                                                                     193
                                                                                              ----------
                                                                                                     346
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      5,660   Tetra Tech, Inc.                                                                       260
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      2,080   ManpowerGroup, Inc.                                                                    212
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.2%)
      7,290   Carlisle Companies, Inc.                                                               739
     40,867   General Electric Co.                                                                 1,119
      4,000   Honeywell International, Inc.                                                          532
                                                                                              ----------
                                                                                                   2,390
                                                                                              ----------
              INDUSTRIAL MACHINERY (0.1%)
      4,070   Barnes Group, Inc.                                                                     230
      2,750   Crane Co.                                                                              214
      1,470   Nordson Corp.                                                                          170
                                                                                              ----------
                                                                                                     614
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (0.0%)
      5,680   Herman Miller, Inc.                                                                    179
                                                                                              ----------
              RAILROADS (0.1%)
      6,100   Kansas City Southern                                                                   581
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.0%)
      9,030   Navigant Consulting, Inc.*                                                             176
                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      2,820   GATX Corp.                                                                             168
                                                                                              ----------
              TRUCKING (0.0%)
      3,020   Landstar System, Inc.                                                                  252
      2,270   Old Dominion Freight Line, Inc.                                                        203
                                                                                              ----------
                                                                                                     455
                                                                                              ----------
              Total Industrials                                                                   14,814
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (2.7%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
     48,466   Cisco Systems, Inc.                                                             $    1,528
      1,880   InterDigital, Inc.                                                                     152
      3,180   Plantronics, Inc.                                                                      169
                                                                                              ----------
                                                                                                   1,849
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
      9,650   Convergys Corp.                                                                        235
      4,850   CSG Systems International, Inc.                                                        193
      4,220   MasterCard, Inc. "A"                                                                   519
      2,850   MAXIMUS, Inc.                                                                          177
      3,960   NeuStar, Inc. "A"*                                                                     131
     27,200   Visa, Inc. "A"                                                                       2,590
                                                                                              ----------
                                                                                                   3,845
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      5,100   Keysight Technologies, Inc.*                                                           197
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      6,870   Benchmark Electronics, Inc.*                                                           222
      6,690   Jabil Circuit, Inc.                                                                    200
      3,730   Sanmina Corp.*                                                                         137
                                                                                              ----------
                                                                                                     559
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (0.5%)
      4,370   Alphabet, Inc. "A"*                                                                  4,314
      6,180   Facebook, Inc. "A"*                                                                    936
                                                                                              ----------
                                                                                                   5,250
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (0.0%)
      1,420   CACI International, Inc. "A"*                                                          175
      3,150   Leidos Holdings, Inc.                                                                  175
      2,180   Science Applications International Corp.                                               165
                                                                                              ----------
                                                                                                     515
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
      3,590   Advanced Energy Industries, Inc.*                                                      276
      3,090   Cabot Microelectronics Corp.                                                           233
      8,670   Lam Research Corp.                                                                   1,345
      7,050   Teradyne, Inc.                                                                         251
      4,560   Xperi Corp.                                                                            140
                                                                                              ----------
                                                                                                   2,245
                                                                                              ----------
              SEMICONDUCTORS (0.3%)
      4,850   Broadcom Ltd.                                                                        1,162
     22,680   Maxim Integrated Products, Inc.                                                      1,084

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     11,550   QUALCOMM, Inc.                                                                  $      661
                                                                                              ----------
                                                                                                   2,907
                                                                                              ----------
              SYSTEMS SOFTWARE (0.5%)
     55,460   Microsoft Corp.                                                                      3,873
     46,800   Oracle Corp.                                                                         2,124
                                                                                              ----------
                                                                                                   5,997
                                                                                              ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      2,920   Arrow Electronics, Inc.*                                                               221
      5,450   Avnet, Inc.                                                                            200
      2,660   ePlus, Inc.*                                                                           209
      3,220   Insight Enterprises, Inc.*                                                             134
      1,740   Tech Data Corp.*                                                                       169
                                                                                              ----------
                                                                                                     933
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
     27,530   Apple, Inc.                                                                          4,205
     63,680   HP, Inc.                                                                             1,195
      9,690   Western Digital Corp.                                                                  873
                                                                                              ----------
                                                                                                   6,273
                                                                                              ----------
              Total Information Technology                                                        30,570
                                                                                              ----------
              MATERIALS (0.3%)
              ----------------
              COMMODITY CHEMICALS (0.0%)
      3,590   AdvanSix, Inc.*                                                                        103
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.1%)
     11,600   Dow Chemical Co.                                                                       719
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
      2,850   Scotts Miracle-Gro Co.                                                                 247
                                                                                              ----------
              PAPER PACKAGING (0.1%)
      7,516   Packaging Corp. of America                                                             768
      5,570   Sonoco Products Co.                                                                    282
                                                                                              ----------
                                                                                                   1,050
                                                                                              ----------
              PAPER PRODUCTS (0.0%)
      3,280   Neenah Paper, Inc.                                                                     256
      4,740   Schweitzer-Mauduit International, Inc.                                                 176
                                                                                              ----------
                                                                                                     432
                                                                                              ----------
              SPECIALTY CHEMICALS (0.1%)
      2,690   Innospec, Inc.                                                                         172
      4,500   Kraton Corp.*                                                                          146
      1,810   Minerals Technologies, Inc.                                                            130

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      5,620   Rayonier Advanced Materials, Inc.                                               $       98
      2,190   Stepan Co.                                                                             185
                                                                                              ----------
                                                                                                     731
                                                                                              ----------
              STEEL (0.0%)
      2,400   Reliance Steel & Aluminum Co.                                                          175
      2,920   Worthington Industries, Inc.                                                           123
                                                                                              ----------
                                                                                                     298
                                                                                              ----------
              Total Materials                                                                      3,580
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     21,670   AT&T, Inc.                                                                             835
                                                                                              ----------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.1%)
      4,210   ALLETE, Inc.                                                                           309
      3,000   Duke Energy Corp.                                                                      257
      5,780   Edison International                                                                   471
      9,400   Hawaiian Electric Industries, Inc.                                                     312
      7,200   NextEra Energy, Inc.                                                                 1,018
                                                                                              ----------
                                                                                                   2,367
                                                                                              ----------
              GAS UTILITIES (0.1%)
      7,300   South Jersey Industries, Inc.                                                          266
      6,080   UGI Corp.                                                                              311
                                                                                              ----------
                                                                                                     577
                                                                                              ----------
              MULTI-UTILITIES (0.1%)
      5,430   NorthWestern Corp.                                                                     337
      3,950   Sempra Energy                                                                          460
                                                                                              ----------
                                                                                                     797
                                                                                              ----------
              Total Utilities                                                                      3,741
                                                                                              ----------
              Total Common Stocks (cost: $100,746)                                               129,486
                                                                                              ----------

              PREFERRED STOCKS (1.6%)

              CONSUMER STAPLES (0.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
    161,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual(c)                      4,690
     28,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b),(c)       2,961
                                                                                              ----------
                                                                                                   7,651
                                                                                              ----------
              Total Consumer Staples                                                               7,651
                                                                                              ----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (0.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      4,900   Chesapeake Energy Corp., 5.75%, perpetual(b),(c)                                $    3,142
                                                                                              ----------
              FINANCIALS (0.4%)
              -----------------
              LIFE & HEALTH INSURANCE (0.4%)
    167,198   Delphi Financial Group, Inc., 4.37%, cumulative redeemable(c)                        3,689
                                                                                              ----------
              REINSURANCE (0.0%)
      1,500   American Overseas Group Ltd., 4.69%, non-cumulative, perpetual*(d),(e)                 300
                                                                                              ----------
              Total Financials                                                                     3,989
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    112,000   Qwest Corp., 6.50%                                                                   2,787
                                                                                              ----------
              Total Preferred Stocks (cost: $18,547)                                              17,569
                                                                                              ----------
              EXCHANGE-TRADED FUNDS (6.3%)
     40,400   Consumer Discretionary Select Sector SPDR Fund                                       3,678
    153,500   Financial Select Sector SPDR Fund                                                    3,569
     47,900   Health Care Select Sector SPDR Fund                                                  3,644
     78,700   iShares Core S&P 500 ETF                                                            19,116
     31,140   iShares Russell 2000 ETF                                                             4,245
     68,700   Materials Select Sector SPDR Fund                                                    3,647
     19,100   Vanguard Mid-Cap ETF                                                                 2,715
     73,950   Vanguard S&P 500 ETF                                                                16,393
     29,700   Vanguard Telecommunication Services ETF                                              2,791
     87,860   Vanguard Total Stock Market ETF                                                     10,882
                                                                                              ----------
              Total Exchange-Traded Funds (cost: $65,468)                                         70,680
                                                                                              ----------
              Total U.S. Equity Securities (cost: $184,761)                                      217,735
                                                                                              ----------

              INTERNATIONAL EQUITY SECURITIES (22.5%)

              COMMON STOCKS (0.4%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.2%)
     39,000   Magna International, Inc.                                                            1,747
                                                                                              ----------
              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     15,400   XL Group Ltd.                                                                          673
                                                                                              ----------
              REINSURANCE (0.0%)
      2,970   RenaissanceRe Holdings Ltd.                                                            424
                                                                                              ----------
              Total Financials                                                                     1,097
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.0%)
              ------------------
              RAILROADS (0.0%)
      3,000   Canadian Pacific Railway Ltd.                                                   $      475
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     19,150   Vodafone Group plc ADR                                                                 579
                                                                                              ----------
              Total Common Stocks (cost: $3,442)                                                   3,898
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (22.1%)
    543,160   iShares Core MSCI EAFE ETF                                                          33,469
    612,500   iShares Core MSCI Emerging Markets ETF                                              30,527
    689,000   iShares Currency Hedged MSCI EAFE ETF(a)                                            19,664
    274,500   iShares Edge MSCI Min Vol EAFE ETF                                                  19,437
    127,500   iShares Edge MSCI Min Vol Emerging Markets ETF                                       7,051
    224,400   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                            9,432
    597,600   PowerShares FTSE RAFI Emerging Markets Portfolio                                    11,910
     38,600   Schwab Fundamental Emerging Markets Large Co. Index ETF                              1,030
  1,123,500   Schwab Fundamental International Large Co. Index ETF(a)                             31,391
    231,700   Schwab Fundamental International Small Co. Index ETF                                 7,498
     34,497   SPDR S&P Emerging Markets SmallCap ETF                                               1,589
    116,390   Vanguard FTSE All-World ex-US ETF                                                    5,857
    813,000   Vanguard FTSE Developed Markets ETF                                                 33,772
    297,110   Vanguard FTSE Emerging Markets ETF                                                  12,104
    206,340   Vanguard FTSE Europe ETF                                                            11,598
     59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                   2,738
    223,351   WisdomTree India Earnings Fund(a)                                                    5,566
     60,760   WisdomTree Japan Hedged Equity Fund                                                  3,098
                                                                                              ----------
              Total Exchange-Traded Funds (cost: $225,742)                                       247,731
                                                                                              ----------
              Total International Equity Securities (cost: $229,184)                             251,629
                                                                                              ----------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.0%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
    110,164   Hycroft Mining Corp.*(d),(e)                                                           143
      8,800   Newmont Mining Corp.                                                                   301
                                                                                              ----------
                                                                                                     444
                                                                                              ----------
              Total Gold (cost: $4,280)                                                              444
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (1.0%)
     65,300   First Trust Global Tactical Commodity Strategy Fund*                                 1,302
     69,416   iShares Silver Trust*                                                                1,138

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    114,500   PowerShares DB Commodity Index Tracking Fund*                                   $    1,670
    141,800   United States Commodity Index Fund*                                                  5,445
     81,400   VanEck Vectors Gold Miners ETF                                                       1,847
                                                                                              ----------
              Total Exchange-Traded Funds (cost: $13,289)                                         11,402
                                                                                              ----------
              Total Precious Metals and Commodity-Related Securities (cost: $17,569)              11,846
                                                                                              ----------

              GLOBAL REAL ESTATE EQUITY SECURITIES (0.6%)
              COMMON STOCKS (0.0%)
              REITs - RETAIL (0.0%)
      2,950   Simon Property Group, Inc. (cost: $631)                                                455
                                                                                              ----------

              PREFERRED STOCKS (0.1%)
              REITs - MORTGAGE (0.1%)
     24,000   Arbor Realty Trust, Inc., 7.38%*(c) (cost: $600)                                       609
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (0.5%)
     69,100   Vanguard REIT ETF (cost: $5,671)                                                     5,679
                                                                                              ----------
              Total Global Real Estate Equity Securities (cost: $6,902)                            6,743
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE         MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (54.2%)

              CORPORATE OBLIGATIONS (8.8%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              DEPARTMENT STORES (0.1%)
$     1,596   Neiman Marcus Group Ltd., LLC(f)                       4.25%       10/25/2020        1,250
                                                                                              ----------
              SPECIALTY STORES (0.3%)
      1,900   Academy Ltd.(f),(g)                                    5.00         7/01/2022        1,544
      2,050   Guitar Center, Inc.(b),(c)                             6.50         4/15/2019        1,776
                                                                                              ----------
                                                                                                   3,320
                                                                                              ----------
              Total Consumer Discretionary                                                         4,570
                                                                                              ----------
              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
      1,200   BI-LO, LLC & BI-LO Finance Corp.(b)                     9.25       2/15/2019         1,029
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (1.3%)
              -------------
              OIL & GAS DRILLING (0.0%)
$     1,407   Schahin II Finance Co. SPV Ltd.(b),(h)                 5.88%        9/25/2023   $      197
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        640   Covey Park Energy, LLC & Covey Park Finance Corp.(b)   7.50         5/15/2025          657
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.2%)
      2,950   Enbridge Energy Partners, LP                           7.38        10/15/2045        3,881
      1,900   Energy Transfer Partners, LP(c)                        4.19(i)     11/01/2066        1,667
      3,140   Enterprise Products Operating, LLC(c)                  7.00(i)      6/01/2067        3,042
      2,500   Enterprise TE Partners(c)                              7.00(i)      6/01/2067        2,416
        800   Martin Midstream Partners, LP & Martin
                Midstream Finance Corp.(c)                           7.25         2/15/2021          824
      1,000   Southern Union Co.(c)                                  4.19(i)     11/01/2066          837
      1,400   Tallgrass Energy Partners, LP & Tallgrass Energy
                Finance Corp.(b)                                     5.50         9/15/2024        1,428
                                                                                              ----------
                                                                                                  14,095
                                                                                              ----------
              Total Energy                                                                        14,949
                                                                                              ----------
              FINANCIALS (5.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
      1,600   Ares Capital Corp.                                     3.63         1/19/2022        1,612
      6,000   Prospect Capital Corp.(c)                              5.00         7/15/2019        6,148
                                                                                              ----------
                                                                                                   7,760
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.7%)
      3,600   Lincoln National Corp.(c)                              3.54(i)      5/17/2066        3,339
      2,800   Prudential Financial, Inc.(c)                          5.63         6/15/2043        3,049
      1,885   StanCorp Financial Group, Inc.(c)                      6.90(i)      6/01/2067        1,748
                                                                                              ----------
                                                                                                   8,136
                                                                                              ----------
              MULTI-LINE INSURANCE (0.7%)
      2,152   Hartford Financial Services Group(b)                   3.31(i)      2/12/2067        2,007
      5,670   Nationwide Mutual Insurance Co.(b),(c)                 3.42(i)     12/15/2024        5,599
                                                                                              ----------
                                                                                                   7,606
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      3,000   BNSF Funding Trust I(c)                                6.61        12/15/2055        3,435
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (1.8%)
      3,200   Allstate Corp.(c)                                      5.75         8/15/2053        3,490
      5,800   AmTrust Financial Services, Inc.(a)                    6.13         8/15/2023        5,682
      2,575   HSB Group, Inc.(c)                                     2.07(i)      7/15/2027        2,105
      4,530   Ironshore Holdings, Inc.(b),(c)                        8.50         5/15/2020        5,385
      3,650   Oil Insurance Ltd.(b),(c)                              4.13(i)              -(j)     3,303
                                                                                              ----------
                                                                                                  19,965
                                                                                              ----------

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (1.7%)
$     1,000   Allfirst Preferred Capital Trust(k)                    2.66%(i)     7/15/2029   $      951
        600   Compass Bank(c)                                        6.40        10/01/2017          609
      2,000   Compass Bank                                           3.88         4/10/2025        1,995
      4,000   Cullen/Frost Capital Trust II(c)                       2.60(i)      3/01/2034        3,540
      2,850   First Maryland Capital Trust I(c)                      2.16(i)      1/15/2027        2,683
      2,000   Huntington Capital Trust II "B"(c)                     1.76(i)      6/15/2028        1,737
      2,000   Manufacturers & Traders Trust Co.(c)                   1.69(i)     12/01/2021        1,970
      6,000   SunTrust Capital I(c)                                  1.85(i)      5/15/2027        5,535
                                                                                              ----------
                                                                                                  19,020
                                                                                              ----------
              Total Financials                                                                    65,922
                                                                                              ----------
              HEALTH CARE (0.1%)
              ------------------
              HEALTH CARE FACILITIES (0.1%)
      1,000   Community Health Systems, Inc.                         6.88         2/01/2022          893
                                                                                              ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.0%)
        353   America West Airlines, Inc. Pass-Through
                Trust (INS)(c)                                       7.93         7/02/2020          372
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        500   Artesyn Embedded Technologies, Inc.(b),(c)             9.75        10/15/2020          494
                                                                                              ----------
              Total Industrials                                                                      866
                                                                                              ----------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.0%)
        630   Crescent Communities, LLC & Crescent
                Ventures, Inc.(b)                                    8.88        10/15/2021          663
                                                                                              ----------
              REITs - HEALTH CARE (0.1%)
      1,000   Care Capital Properties, LP                            5.13         8/15/2026        1,013
                                                                                              ----------
              Total Real Estate                                                                    1,676
                                                                                              ----------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
      1,750   NextEra Energy Capital Holdings, Inc.(c)               6.65(i)      6/15/2067        1,650
      2,150   NextEra Energy Capital Holdings, Inc.(c)               7.30(i)      9/01/2067        2,188
      2,312   PPL Capital Funding, Inc.(c)                           3.82(i)      3/30/2067        2,254
                                                                                              ----------
                                                                                                   6,092
                                                                                              ----------
              MULTI-UTILITIES (0.2%)
      2,900   WEC Energy Group, Inc.(c)                              3.29(i)      5/15/2067        2,720
                                                                                              ----------
              Total Utilities                                                                      8,812
                                                                                              ----------
              Total Corporate Obligations (cost: $94,018)                                         98,717
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              CONVERTIBLE SECURITIES (0.3%)

              MATERIALS (0.3%)
              ----------------
              GOLD (0.3%)
$       295   Hycroft Mining Corp.(d),(e),(m)                        15.00%(r)   10/22/2020   $      574
      2,500   Pretium Resources, Inc.(b)                              2.25        3/15/2022        2,278
                                                                                              ----------
                                                                                                   2,852
                                                                                              ----------
              Total Materials                                                                      2,852
                                                                                              ----------
              Total Convertible Securities (cost: $2,694)                                          2,852
                                                                                              ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.9%)

              ENERGY (0.3%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
      3,344   TransCanada PipeLines Ltd.(c)                           3.39(i)     5/15/2067        3,152
        600   TransCanada Trust                                       5.63        5/20/2075          630
                                                                                              ----------
                                                                                                   3,782
                                                                                              ----------
              Total Energy                                                                         3,782
                                                                                              ----------
              FINANCIALS (0.4%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.4%)
      3,430   QBE Capital Funding III Ltd.(b),(c)                     7.25        5/24/2041        3,820
                                                                                              ----------
              MATERIALS (0.2%)
              ----------------
              GOLD (0.2%)
      2,285   Newcrest Finance Property Ltd.(b),(c)                   4.45       11/15/2021        2,395
                                                                                              ----------
              Total Eurodollar and Yankee Obligations (cost: $9,360)                               9,997
                                                                                              ----------
              ASSET-BACKED SECURITIES (0.5%)

              FINANCIALS (0.5%)
              -----------------
              ASSET-BACKED FINANCING (0.5%)
      1,700   Avis Budget Rental Car Funding AESOP, LLC(b)            2.96        7/20/2020        1,713
        933   Avis Budget Rental Car Funding AESOP, LLC(b)            3.75        7/20/2020          941
        950   Navient Student Loan Trust                              2.52(i)     8/25/2050          931
      2,000   SLC Student Loan Trust(c)                               1.61(i)     7/15/2036        1,810
        474   SLM Student Loan Trust(c)                               1.71(i)    10/25/2065          432
                                                                                              ----------
                                                                                                   5,827
                                                                                              ----------
              Total Financials                                                                     5,827
                                                                                              ----------
              Total Asset-Backed Securities (cost: $5,379)                                         5,827
                                                                                              ----------

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

              FINANCIALS (0.3%)
              -----------------
$       309   Sequoia Mortgage Trust(c)                              1.91%(i)     9/20/2033   $      275
      2,574   Structured Asset Mortgage Investments, Inc.(c)         1.50(i)      7/19/2035        2,384
        328   Wells Fargo Mortgage Backed Securities Trust(c)        3.00(i)      4/25/2035          310
                                                                                              ----------
              Total Financials                                                                     2,969
                                                                                              ----------
              Total Collateralized Mortgage Obligations (cost: $3,080)                             2,969
                                                                                              ----------

              COMMERCIAL MORTGAGE SECURITIES (2.9%)

              FINANCIALS (2.9%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.6%)
      1,000   Banc of America Commercial Mortgage, Inc.(c)           5.38        11/10/2042          849
      2,550   Banc of America Commercial Mortgage, Inc.(c)           5.72         7/10/2044        1,869
      4,000   Banc of America Commercial Mortgage, Inc.(c)           6.28         2/10/2051        4,059
        413   BCRR Trust(b),(c)                                      5.86         7/17/2040          414
      4,034   Bear Stearns Commercial Mortgage Securities,
                Inc.(b),(c)                                          5.66         9/11/2041        4,062
        400   Citigroup Commercial Mortgage Trust(c)                 6.00        12/10/2049          234
      2,819   Commercial Mortgage Loan Trust(c)                      6.11        12/10/2049        1,769
        735   Commercial Mortgage Trust(c)                           5.38        12/10/2046          742
      5,366   Credit Suisse Commercial Mortgage
                Pass-Through Trust(c)                                1.19         2/15/2040        5,057
      4,200   FREMF Mortgage Trust(b)                                3.00         8/25/2045        4,306
        275   GE Capital Commercial Mortgage Corp.(c)                5.61        12/10/2049          278
        267   GMAC Commercial Mortgage Securities, Inc.(c)           4.97        12/10/2041          271
        500   GMAC Commercial Mortgage Securities, Inc.(c)           4.98        12/10/2041          513
        547   GMAC Commercial Mortgage Securities, Inc.(k)           4.81         5/10/2043          502
      1,841   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                  5.37         5/15/2047        1,839
      1,500   ML-CFC Commercial Mortgage Trust(c)                    5.89         8/12/2049        1,500
        460   ML-CFC Commercial Mortgage Trust(c)                    5.86         9/12/2049          464
        800   Morgan Stanley Capital I Trust(c)                      5.45         3/12/2044          778
                                                                                              ----------
                                                                                                  29,506
                                                                                              ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
     15,343   CSAIL Commercial Mortgage Trust(d)                     1.98         1/15/2049        1,736
     13,119   UBS Commercial Mortgage Trust(b),(d)                   2.00         5/10/2045        1,089
                                                                                              ----------
                                                                                                   2,825
                                                                                              ----------
              Total Financials                                                                    32,331
                                                                                              ----------
              Total Commercial Mortgage Securities (cost: $33,960)                                32,331
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)         SECURITY                                               RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (11.1%)(n)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.9%)
$     2,250   Fannie Mae(+)                                          2.15%        1/25/2023   $    2,237
      8,300   Freddie Mac(+)                                         3.00        12/25/2025        8,559
      5,200   Freddie Mac(+)                                         3.33         5/25/2025        5,505
      5,000   Freddie Mac(+)                                         3.51         4/25/2030        5,315
                                                                                              ----------
                                                                                                  21,616
                                                                                              ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (9.2%)
      3,887   Fannie Mae(+)                                          4.00        11/01/2045        4,110
      8,670   Freddie Mac(+)                                         3.00         4/01/2046        8,721
     12,179   Freddie Mac(+)                                         3.00         6/01/2046       12,250
      9,522   Freddie Mac(+)                                         3.00         8/01/2046        9,578
     16,788   Freddie Mac(+)                                         3.00         1/01/2047       16,886
     17,814   Freddie Mac(+)                                         3.00         3/01/2047       17,919
     22,842   Freddie Mac(+)                                         3.00         4/01/2047       22,976
     10,029   Freddie Mac(+)                                         3.50         4/01/2046       10,371
                                                                                              ----------
                                                                                                 102,811
                                                                                              ----------
              Total U.S. Government Agency Issues (cost: $123,979)                               124,427
                                                                                              ----------

              U.S. TREASURY SECURITIES (16.5%)
              BONDS (8.2%)(s)
        250   3.18%, 8/15/2044 (STRIPS Principal)(l)                                                 112
     44,100   3.13%, 8/15/2044(c)                                                                 46,461
      6,000   3.00%, 11/15/2044                                                                    6,175
     38,200   3.00%, 5/15/2045                                                                    39,254
                                                                                              ----------
                                                                                                  92,002
                                                                                              ----------
              INFLATION-INDEXED NOTES (1.1%)
     11,315   0.13%, 4/15/2021                                                                    11,409
                                                                                              ----------
              NOTES (7.2%)(s)
     28,500   1.13%, 2/28/2021(t)                                                                 28,011
     17,000   1.63%, 4/30/2023                                                                    16,741
      2,000   2.25%, 11/15/2024                                                                    2,026
      5,000   2.25%, 11/15/2025                                                                    5,041
     25,000   1.63%, 2/15/2026                                                                    23,936
      5,000   2.25%, 2/15/2027                                                                     5,019
                                                                                              ----------
                                                                                                  80,774
                                                                                              ----------
              Total U.S. Treasury Securities (cost: $180,646)                                    184,185
                                                                                              ----------

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (13.0%)
     62,400   iShares 1-3 Year Credit Bond ETF                                                $    6,578
    132,550   iShares Core U.S. Aggregate Bond ETF                                                14,549
     19,600   iShares iBoxx $ High Yield Corporate Bond ETF(a)                                     1,738
     21,200   iShares iBoxx Investment Grade Corporate Bond ETF                                    2,549
    593,500   PowerShares Fundamental High Yield Corporate Bond Portfolio                         11,282
    354,800   Vanguard Mortgage-Backed Securities ETF                                             18,765
    273,400   Vanguard Short-Term Bond ETF                                                        21,880
    669,600   Vanguard Short-Term Corporate Bond ETF                                              53,669
    183,800   Vanguard Total Bond Market ETF                                                      15,064
                                                                                              ----------
              Total Exchange-Traded Funds (cost: $145,132)                                       146,074
                                                                                              ----------
              Total Bonds (cost: $598,248)                                                       607,379
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE         MATURITY
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.7%)

              COMMERCIAL PAPER (1.1%)

              ENERGY (0.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
$     4,300   Canadian Natural Resources(b),(o)                      1.40%        6/05/2017        4,299
                                                                                              ----------
              INDUSTRIALS (0.4%)
              ------------------
              INDUSTRIAL MACHINERY (0.4%)
      4,300   Pentair Finance(b),(o)                                 1.60         6/02/2017        4,300
                                                                                              ----------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      4,000   Southwestern Public Service Co.(b),(o)                 1.13         6/06/2017        4,000
                                                                                              ----------
              Total Commercial Paper                                                              12,599
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (0.6%)
  6,441,076   State Street Institutional Treasury Money Market Fund Premier Class, 0.69%(p)        6,441
                                                                                              ----------
              Total Money Market Instruments (cost: $19,040)                                      19,040
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.7%)
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
    965,617   Goldman Sachs Financial Square Government Fund
                Institutional Class, 0.68%(p)                                                 $      966
  3,906,242   Invesco Government & Agency Portfolio Institutional Class, 0.71%(p)                  3,906
    813,576   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.68%(p)                                                        814
  1,541,530   Western Asset Institutional Government Reserves Institutional Class, 0.71%(p)        1,541
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $7,227)                                                   7,227
                                                                                              ----------
              TOTAL INVESTMENTS (COST: $1,062,931)                                            $1,121,599
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                                                           APPRECIATION/
NUMBER OF                                                     EXPIRATION     CONTRACT     (DEPRECIATION)
CONTRACTS                                                        DATE       VALUE (000)            (000)
--------------------------------------------------------------------------------------------------------
              FUTURES(q)
              LONG FUTURES
              EQUITY CONTRACTS
        451   E-mini S&P 500                                   6/16/2017      $ 54,370            $1,162
        879   Euro Stoxx 50                                    6/16/2017        35,083             2,081
        185   Mini MSCI Emerging Market Index                  6/16/2017         9,285               777
                                                                              --------            ------
                                                                                98,738             4,020
                                                                              --------            ------
                                                                              $ 98,738            $4,020
                                                                              --------            ------
              TOTAL LONG FUTURES

              SHORT FUTURES
              INTEREST RATE CONTRACTS
      (148)   U.S. Treasury Bond                               9/20/2017      $(22,764)           $ (187)
                                                                              --------            ------
              EQUITY CONTRACTS
       (74)   Russell 2000 Mini                                6/16/2017        (5,065)               25
                                                                              --------            ------
                                                                              $(27,829)           $ (162)
                                                                              --------            ------
              TOTAL SHORT FUTURES

              TOTAL FUTURES                                                   $ 70,909            $3,858
                                                                              ========            ======

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                   $129,486        $      -          $    -    $  129,486
  Preferred Stocks                                       -          17,269             300        17,569
  Exchange-Traded Funds                             70,680               -               -        70,680
International Equity Securities:
  Common Stocks                                      3,898               -               -         3,898
  Exchange-Traded Funds                            247,731               -               -       247,731
Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                        301               -             143           444
  Exchange-Traded Funds                             11,402               -               -        11,402
Global Real Estate Equity Securities:
  Common Stocks                                        455               -               -           455
  Preferred Stocks                                       -             609               -           609
  Exchange-Traded Funds                              5,679               -               -         5,679
Bonds:
  Corporate Obligations                                  -          98,717               -        98,717
  Convertible Securities                                 -           2,278             574         2,852
  Eurodollar and Yankee Obligations                      -           9,997               -         9,997
  Asset-Backed Securities                                -           5,827               -         5,827
  Collateralized Mortgage Obligations                    -           2,969               -         2,969
  Commercial Mortgage Securities                         -          32,331               -        32,331
  U.S. Government Agency Issues                          -         124,427               -       124,427
  U.S. Treasury Securities                         184,073             112               -       184,185
  Exchange-Traded Funds                            146,074               -               -       146,074
Money Market Instruments:
  Commercial Paper                                       -          12,599               -        12,599
  Government & U.S. Treasury
    Money Market Funds                               6,441               -               -         6,441
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned             7,227               -               -         7,227
Futures(1)                                           4,045               -               -         4,045
--------------------------------------------------------------------------------------------------------
Total                                             $817,492        $307,135          $1,017    $1,125,644
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
LIABILITIES                                        LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                          $(187)              $-              $-         $(187)
--------------------------------------------------------------------------------------------------------
Total                                               $(187)              $-              $-         $(187)
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                     RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                              COMMON       PREFERRED         CORPORATE       CONVERTIBLE
($ IN 000s)                                   STOCKS         STOCKS         OBLIGATIONS       SECURITIES
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                      $ 83            $375            $ 3,449             $  -
Purchases                                          -               -                  -               40
Sales                                              -               -                  -                -
Transfers into Level 3                             -               -                  -              388
Transfers out of Level 3                           -               -             (3,449)               -
Net realized gain (loss) on investments            -               -             (1,000)               -
Change in net unrealized appreciation/
  (depreciation) of investments                   60             (75)             1,000              146
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                      $143            $300            $     -             $574
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                        FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

--------------------------------------------------------------------------------------------------------
                                        TRANSFERS INTO           TRANSFERS INTO           TRANSFERS INTO
                                              (OUT OF)                 (OUT OF)                 (OUT OF)
ASSETS ($ IN 000s)                             LEVEL 1                  LEVEL 2                  LEVEL 3
--------------------------------------------------------------------------------------------------------
Convertible Securities(I)                           $-                   $ (388)                $    388
Corporate Obligations(II)                            -                    3,449                   (3,449)
--------------------------------------------------------------------------------------------------------
Total                                               $-                   $3,061                 $ (3,061)
--------------------------------------------------------------------------------------------------------

(I)Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

(II)Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
--------------------------------------------------------------------------------------------------------
                                FAIR VALUE AT                             SIGNIFICANT
                                 MAY 31, 2017         VALUATION           UNOBSERVABLE
ASSETS                           ($ IN 000's)        TECHNIQUE(s)           INPUT(s)               RANGE
--------------------------------------------------------------------------------------------------------
BONDS:
Convertible Securities               $574              Market                Average              $59.75
                                                     Comparables             Value
                                                                              Per
                                                                           Recoverable
                                                                            Ounce(a)

                                                                            Comparable               40%
                                                                             Discount
                                                                          Adjustment(b)

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, average value per recoverable ounce, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.4% of net assets at May 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

o   SPECIFIC NOTES

   (a)  The security, or a portion thereof, was out on loan as of May 31, 2017.

   (b)  Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2017.

   (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2017, was $3,842,000, which represented 0.3% of the Fund's net assets.

   (e) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,017,000, which represented 0.1% of the Fund's net assets.

   (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (g) At May 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $1,544,000.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

   (h) At May 31, 2017, the issuer was in default with respect to interest and/or principal payments.

   (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2017.

   (j) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (k) At May 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (m) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

   (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

        Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

   (o) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (p) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

   (q) The contract value of futures purchased and/or sold as a percentage of net assets is 6.3%.

   (r)  All of the coupon is PIK.

   (s) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

   (t) Securities with a value of $1,966,000 are segregated as collateral for initial margin requirements on open futures contracts.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market value (including securities on
      loan of $6,955) (cost of $1,062,931)                                                    $1,121,599
   Cash denominated in foreign currencies (identified cost of $826)                                  872
   Receivables:
      Capital shares sold                                                                            571
      USAA Asset Management Company (Note 6C)                                                        225
      USAA Transfer Agency Company (Note 6D )                                                          1
      Dividends and interest                                                                       2,776
      Securities sold                                                                              8,804
      Other                                                                                           10
   Variation margin on futures contracts                                                           3,870
                                                                                              ----------
         Total assets                                                                          1,138,728
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             7,227
      Securities purchased                                                                         9,354
      Capital shares redeemed                                                                        403
      Bank overdraft                                                                               1,487
   Accrued management fees                                                                           558
   Accrued transfer agent's fees                                                                      53
   Other accrued expenses and payables                                                               152
                                                                                              ----------
         Total liabilities                                                                        19,234
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,119,494
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,040,207
   Accumulated undistributed net investment income                                                 1,740
   Accumulated net realized gain on investments, options, and
      futures transactions                                                                        14,975
   Net unrealized appreciation of investments and futures contracts                               62,526
   Net unrealized appreciation of foreign currency translations                                       46
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,119,494
                                                                                              ==========
   Capital shares outstanding, no par value                                                       74,361
                                                                                              ==========
   Net asset value, redemption price, and offering price per share                            $    15.05
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $15)                                           $   16,276
   Interest                                                                                       17,610
   Securities lending (net)                                                                           21
                                                                                              ----------
      Total income                                                                                33,907
                                                                                              ----------
EXPENSES
   Management fees                                                                                 6,723
   Administration and servicing fees                                                               1,618
   Transfer agent's fees                                                                           2,704
   Custody and accounting fees                                                                       256
   Postage                                                                                           278
   Shareholder reporting fees                                                                         88
   Trustees' fees                                                                                     31
   Registration fees                                                                                  40
   Professional fees                                                                                 129
   Other                                                                                              28
                                                                                              ----------
            Total expenses                                                                        11,895
                                                                                              ----------
   Expenses reimbursed                                                                            (1,114)
                                                                                              ----------
            Net expenses                                                                          10,781
                                                                                              ----------
NET INVESTMENT INCOME                                                                             23,126
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                                   22,723
      Affiliated transactions (Note 8)                                                                10
      Long-term capital gain distributions from other investment companies                            83
      Foreign currency transactions                                                                   (3)
      Options                                                                                       (292)
      Futures transactions                                                                         6,560
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 46,605
      Foreign currency translations                                                                   48
      Futures contracts                                                                            3,745
                                                                                              ----------
            Net realized and unrealized gain                                                      79,479
                                                                                              ----------
   Increase in net assets resulting from operations                                             $102,605
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                2017                2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   23,126          $   29,038
   Net realized gain on investments                                           22,733                 190
   Net realized gain on long-term capital gain
      distributions from other investment companies                               83                 551
   Net realized loss on foreign currency transactions                             (3)                 (1)
   Net realized gain (loss) on options                                          (292)                 37
   Net realized gain on futures transactions                                   6,560                  26
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                             46,605             (87,064)
      Foreign currency translations                                               48                  (1)
      Options                                                                      -                 233
      Futures contracts                                                        3,745                 113
                                                                          ------------------------------
      Increase (decrease) in net assets resulting from operations            102,605             (56,878)
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (24,373)            (28,561)
   Net realized gains                                                              -             (20,748)
                                                                          ------------------------------
      Distributions to shareholders                                          (24,373)            (49,309)
                                                                          ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 134,055             149,272
   Reinvested dividends                                                       24,223              49,014
   Cost of shares redeemed                                                  (174,676)           (185,238)
                                                                          ------------------------------
      Increase (decrease) in net assets from capital
         share transactions                                                  (16,398)             13,048
                                                                          ------------------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 6D)                                                            1                   -
                                                                          ------------------------------
   Net increase (decrease) in net assets                                      61,835             (93,139)
NET ASSETS
   Beginning of year                                                       1,057,659           1,150,798
                                                                          ------------------------------
   End of year                                                            $1,119,494          $1,057,659
                                                                          ==============================
Accumulated undistributed net investment income:
   End of year                                                            $    1,740          $    3,119
                                                                          ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                 9,288              10,498
   Shares issued for dividends reinvested                                      1,705               3,466
   Shares redeemed                                                           (12,117)            (13,038)
                                                                          ------------------------------
      Increase (decrease) in shares outstanding                               (1,124)                926
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Cornerstone Moderate Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic
946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

       that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

       date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

    price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2017*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                     LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------------
                                  STATEMENT OF                           STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                             ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                            LIABILITIES
    HEDGING INSTRUMENTS           LOCATION             FAIR VALUE        LOCATION              FAIR VALUE
---------------------------------------------------------------------------------------------------------
    Interest rate contracts                            $    -            Net unrealized         $187**
                                                                         appreciation of
                                                                         investments and
                                                                         futures contracts
---------------------------------------------------------------------------------------------------------
    Equity contracts              Net unrealized        4,045**                                    -
                                  appreciation of
                                  investments and
                                  futures contracts
---------------------------------------------------------------------------------------------------------
    Total                                              $4,045                                 $187
---------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended
       May 31, 2017.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017 (IN THOUSANDS)

                                                                                               CHANGE IN
                                                                                               UNREALIZED
    DERIVATIVES NOT                                                      REALIZED              APPRECIATION/
    ACCOUNTED FOR AS              STATEMENT OF                           GAIN (LOSS)           (DEPRECIATION)
    HEDGING INSTRUMENTS           OPERATIONS LOCATION                    ON DERIVATIVES        ON DERIVATIVES
-------------------------------------------------------------------------------------------------------------
    Interest rate contracts       Net realized gain (loss) on Futures
                                  transactions / Change in net
                                  unrealized appreciation/
                                  (depreciation) of Futures contracts       $1,413                $ (188)
-------------------------------------------------------------------------------------------------------------
    Equity contracts              Net realized gain (loss) on Options
                                  and Futures transactions / Change in
                                  net unrealized appreciation/
                                  (depreciation) of Futures contracts        4,855                 3,933
-------------------------------------------------------------------------------------------------------------
    Total                                                                   $6,268                $3,745
-------------------------------------------------------------------------------------------------------------

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,394,000.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

    expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $8,000, which represents 1.5% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, additional adjustments, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $132,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                 2017               2016
                                             ------------------------------
Ordinary income*                             $24,373,000        $28,561,000
Long-term realized capital gain                                  20,748,000
                                             -----------        -----------
  Total distributions paid                   $24,373,000        $49,309,000
                                             ===========        ===========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    6,693,000
Undistributed long-term capital gains                            14,100,000
Unrealized appreciation of investments                           58,743,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, partnership basis, grantor trusts expense and hybrid interest accrual adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $705,255,000 and $682,257,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,062,381,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $77,215,000 and $17,997,000, respectively, resulting in net unrealized appreciation of $59,218,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $21,000, which is net of the 10% income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $6,955,000 and the value of the cash collateral received was $7,227,000 for the loans.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    Through March 31, 2017, the investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's management fee calculated for months beginning with April 1, 2017, is comprised only of a base fee. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average net assets.

================================================================================

60  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Prior to April 1, 2017, the base investment management fee was 0.65% of the Fund's average net assets and prior to October 1, 2016, the base investment management fee was 0.70% of the Fund's average net assets.

    The performance adjustment was calculated monthly through March 31, 2017, by comparing the Fund's performance over the performance period to that of the Lipper Balanced Funds Index.

    The performance period for the Fund consists of the current month plus the previous 35 months. The following table was utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                        ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                     (IN BASIS POINTS)(1)
    ---------------------------------------------------------------
    +/- 100 to 400                           +/- 4
    +/- 401 to 700                           +/- 5
    +/- 701 and greater                      +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate was multiplied by the average net assets of the Fund over the entire performance period, which was then multiplied by a fraction, the numerator of which was the number of days in the month and the denominator of which was 365 (366 in leap years). The resulting amount was then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund paid a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $6,723,000, which included a (0.03)% performance adjustment of $(359,000).

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,618,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $1,114,000, of which $225,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,704,000. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $1,000 at May 31, 2017, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on

================================================================================

62  | USAA CORNERSTONE MODERATE FUND

================================================================================

    a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                       NET REALIZED
                                                                    COST TO            GAIN (LOSS)
SELLER                                     PURCHASER               PURCHASER            TO SELLER
---------------------------------------------------------------------------------------------------
Cornerstone Moderate                Cornerstone Aggressive          $220,000            $ 9,000
Cornerstone Moderate                Cornerstone Moderately            26,000                 (-)*
                                      Aggressive
Cornerstone Moderate                Cornerstone Moderately           125,000              1,000
                                      Conservative
Cornerstone Moderately              Cornerstone Moderate             333,000             (1,000)
  Aggressive
Cornerstone Aggressive              Cornerstone Moderate             410,000             20,000
Cornerstone Moderately              Cornerstone Moderate             158,000             (2,000)
  Conservative

*Represents less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

64  | USAA CORNERSTONE MODERATE FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                    ------------------------------------------------------------------------------
                                          2017             2016             2015             2014             2013
                                    ------------------------------------------------------------------------------
Net asset value at
  beginning of period               $    14.01       $    15.43       $    15.46       $    14.49       $    13.07
                                    ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .31              .39              .37              .38              .40
  Net realized and
    unrealized gain (loss)                1.06            (1.15)             .10              .98             1.42
                                    ------------------------------------------------------------------------------
Total from investment
  operations                              1.37             (.76)             .47             1.36             1.82
                                    ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.33)            (.38)            (.38)            (.39)            (.40)
  Realized capital gains                     -             (.28)            (.12)               -                -
                                    ------------------------------------------------------------------------------
Total distributions                       (.33)            (.66)            (.50)            (.39)            (.40)
                                    ------------------------------------------------------------------------------
Net asset value at end
  of period                         $    15.05       $    14.01       $    15.43       $    15.46       $    14.49
                                    ==============================================================================
Total return (%)*                         9.91            (4.89)            3.10             9.60            14.17
Net assets at end of
  period (000)                      $1,119,494       $1,057,659       $1,150,798       $1,093,783       $  944,828
Ratios to average net assets:**
  Expenses (%)(a)                         1.00             1.00             1.00             1.00             1.00
  Expenses, excluding
    reimbursements (%)(a)                 1.10             1.16             1.19             1.22             1.30
  Net investment income (%)               2.14             2.72             2.46             2.60             2.87
Portfolio turnover (%)                      66               70(b)            44               46               66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $1,078,962,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                             -                -                -             (.00%)(+)        (.00%)(+)

    (+)Represents less than 0.01% of average net assets.

(b) Reflects increased trading activity due to changes in asset allocation strategies.


================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

66  | USAA CORNERSTONE MODERATE FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                ENDING                DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE          DECEMBER 1, 2016 -
                                      DECEMBER 1, 2016         MAY 31, 2017              MAY 31, 2017
                                      ------------------------------------------------------------------
Actual                                   $1,000.00               $1,078.40**               $5.18**

Hypothetical
  (5% return before expenses)             1,000.00                1,019.95**                5.04**

 * Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.84% for the six-month period of December 1, 2016, through May 31, 2017.

** The Fund's annualized expense ratio of 1.00% above reflects a decrease in management fees from 0.65% to 0.59%, effective April 1, 2017. Had this decrease been in effect for the entire six-month period of December 1, 2016 through May 31, 2017, the Fund's expense ratio would have been 0.96%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                        EXPENSES PAID
                                         BEGINNING                ENDING                DURING PERIOD
                                       ACCOUNT VALUE           ACCOUNT VALUE          DECEMBER 1, 2016 -
                                      DECEMBER 1, 2016         MAY 31, 2017             MAY 31, 2017
                                      ------------------------------------------------------------------
Actual                                     $1,000.00             $1,078.40                 $4.97

Hypothetical
  (5% return before expenses)               1,000.00              1,020.14                  4.84

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

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68  | USAA CORNERSTONE MODERATE FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was equal to the median of

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70  | USAA CORNERSTONE MODERATE FUND

================================================================================

its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also considered that the Fund's management fee rate was reduced in October 2016. The Board also considered that the Fund's management fee was further reduced and that the performance fee component was eliminated in April 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its

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72  | USAA CORNERSTONE MODERATE FUND

================================================================================

affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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74  | USAA CORNERSTONE MODERATE FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES

--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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76  | USAA CORNERSTONE MODERATE FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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78  | USAA CORNERSTONE MODERATE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

   (2)  Member of Executive Committee.

   (3)  Member of Audit and Compliance Committee.

   (4)  Member of Product Management and Distribution Committee.

   (5)  Member of Corporate Governance Committee.

   (6)  Member of Investments Committee.

   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.

   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.

   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

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80  | USAA CORNERSTONE MODERATE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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82  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
OR CALL                              select 'I want to...' and select
(800) 531-USAA (8722)                the desired action.
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   26889-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ==============================================================

       ANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON          [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    14

FINANCIAL INFORMATION

   Distributions to Shareholders                                              15

   Report of Independent Registered
     Public Accounting Firm                                                   16

   Portfolio of Investments                                                   17

   Notes to Portfolio of Investments                                          30

   Financial Statements                                                       33

   Notes to Financial Statements                                              37

EXPENSE EXAMPLE                                                               58

ADVISORY AGREEMENT(S)                                                         60

TRUSTEES' AND OFFICERS' INFORMATION                                           68

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207231-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management                 Brandes Investment Partners, L.P.
    JAI JACOB                               DOUGLAS EDMAN, CFA
    JAMES M. DONALD, CFA                    CHRIS GARRETT, CFA
    KEVIN O'HARE, CFA                       LOUIS LAU, CFA
    STEPHEN MARRA, CFA                      MAURICIO ABADIA
                                            GERARDO ZAMORANO, CFA
Victory Capital Management Inc.
    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE REPORTING PERIOD.

    Emerging markets rallied strongly in the reporting period ended May 31, 2017. The reporting period began on a positive note, helped by modestly improving global economic activity and a significant change in Brazilian politics. In November 2016, the U.S. presidential election victory by Donald Trump and investors' views of his administration's economic objectives led to a boost in global and emerging markets. In South America, Brazilian stocks were up over the reporting period as the impeachment proceedings related to President Dilma Rousseff continued. Optimism that faster growth was likely to boost commodity prices helped equities in Chile and Peru. President Trump's negative comments regarding Mexico and, in particular, his wish to renegotiate the NAFTA trade agreement, caused considerable declines in the Mexican stock market and the peso. In fact, President Trump's comments may not have had the full negative impact many investors had believed. In Russia, equities rose on the perception of stabilizing trends in that country's economy. In Turkey, an unsuccessful coup attempt resulted in market weakness as

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

    the government instituted a purge against many individuals thought to be members of the Gulen anti-establishment movement. In terms of emerging market sectors, materials, financials, and information technology registered strong performance over the reporting period, while the health care, utilities, and consumer staples sectors underperformed.

o HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 24.78%, 25.02%, and 24.62%, respectively. This compares to returns of 27.41% for the MSCI Emerging Markets Index (the Index), and 26.85% for the Lipper Emerging Markets Fund Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    The Brandes portion of the Fund outperformed the Index. Holdings in consumer discretionary, consumer staples, and industrials contributed to relative performance. From a country standpoint, positions in Brazil,

    You will find a complete list of securities that the Fund owns on pages
    17-29.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Hong Kong, and Russia boosted returns. A significant underweight to information technology weighed on returns, as did allocations to China and Taiwan. At the company level, notable positive performers included Brazilian hypermarkets & super centers Cia Brasileira de Distribuicao, Panamanian airline Copa Holding S.A. "A"* and South Korea's Samsung Electronics Co. Ltd. Detractors included the Mexican real estate firms URBI Desarrollos Urbanos, S.A. de C.V. and Macquarie Mexico Real Estate Management
    S.A. de C.V.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    For the reporting period, the Lazard portion of the portfolio outperformed the Index. On a sector basis, stock selection in the consumer discretionary, financials, and industrials sectors added to relative return. In addition, an overweight to the information technology sector and underweights to the consumer staples and utilities sectors helped performance. Conversely, stock selection in the energy, health care, and telecommunications services sectors detracted from returns. On a country basis, stock selection in China, South Korea, Russia, and Taiwan contributed to performance, while selection in Brazil and India, as well as an overweight exposure to Turkey, detracted from performance.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    Victory Capital's portion of the Fund underperformed the Index. Their holdings in finance, utilities, and communications were among the top contributors, while positions in consumer services, electronic technology, and process industries detracted from performance. On a country basis, stock selection was strong in India, Brazil, and Thailand, while selection within South Korea, Hong Kong/China, and Taiwan lagged. At the stock level, top contributors included Richwave Technology Corp., a

    *Copa Holding S.A. "A" was sold out of the Fund prior to May 31, 2017.

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

    Taiwanese front-end RF components manufacturer; KEC International Ltd., an Indian power transmission company; and Wiz Solucoes E Corretagem de Seguros SA, a Brazilian insurance services provider. Xurpas, Inc.*, a Filipino mobile application company; DIO Corp.*, a South Korean dental implant devices producer; and Seoul Auction Co. Ltd.*, a South Korean art auction operator, were among the individual detractors.

    Thank you for allowing us to help you manage your investments.

    *Xurpas, Inc., DIO Corp., and Seoul Auction Co. Ltd. were sold out of the Fund prior to May 31, 2017.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES)
(Ticker Symbol: USEMX)

--------------------------------------------------------------------------------
                                          5/31/17                  5/31/16
--------------------------------------------------------------------------------
Net Assets                            $374.1 Million           $302.0 Million
Net Asset Value Per Share                 $17.60                   $14.23

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
       1 YEAR                       5 YEARS                       10 YEARS
       24.78%                        3.59%                          0.47%

--------------------------------------------------------------------------------
                             EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                         1.58%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                        LIPPER EMERGING              USAA EMERGING
                           MSCI EMERGING                 MARKET FUNDS                 MARKETS FUND
                           MARKETS INDEX                    INDEX                        SHARES
05/31/07                    $10,000.00                    $10,000.00                   $10,000.00
06/30/07                     10,468.76                     10,348.26                    10,366.00
07/31/07                     11,021.13                     10,723.41                    10,794.00
08/31/07                     10,786.91                     10,490.96                    10,609.00
09/30/07                     11,978.22                     11,508.70                    11,495.00
10/31/07                     13,314.04                     12,736.67                    12,642.00
11/30/07                     12,370.01                     11,954.06                    11,804.00
12/31/07                     12,413.61                     12,061.79                    11,887.00
01/31/08                     10,864.47                     10,729.69                    10,824.00
02/29/08                     11,666.40                     11,198.00                    11,266.00
03/31/08                     11,049.02                     10,676.30                    10,815.00
04/30/08                     11,945.69                     11,483.86                    11,674.00
05/31/08                     12,167.31                     11,695.40                    11,878.00
06/30/08                     10,953.58                     10,492.22                    10,732.00
07/31/08                     10,540.41                     10,125.39                    10,436.00
08/31/08                      9,698.49                      9,356.07                     9,655.00
09/30/08                      8,001.23                      7,821.83                     8,087.00
10/31/08                      5,811.48                      5,550.33                     5,810.00
11/30/08                      5,374.01                      5,075.37                     5,296.00
12/31/08                      5,793.14                      5,456.88                     5,748.00
01/31/09                      5,419.01                      4,985.94                     5,274.00
02/28/09                      5,113.33                      4,705.12                     5,016.00
03/31/09                      5,848.16                      5,311.62                     5,640.00
04/30/09                      6,821.33                      6,189.27                     6,566.00
05/31/09                      7,986.87                      7,310.50                     7,755.00
06/30/09                      7,879.29                      7,224.06                     7,621.00
07/31/09                      8,765.29                      8,059.67                     8,493.00
08/31/09                      8,733.93                      8,092.26                     8,519.00
09/30/09                      9,526.70                      8,814.82                     9,332.00
10/31/09                      9,538.49                      8,707.75                     9,230.00
11/30/09                      9,948.20                      9,185.04                     9,709.00
12/31/09                     10,341.09                      9,508.44                    10,048.00
01/31/10                      9,764.34                      8,976.62                     9,501.00
02/28/10                      9,798.69                      9,052.54                     9,566.00
03/31/10                     10,589.78                      9,801.69                    10,330.00
04/30/10                     10,718.08                      9,871.63                    10,368.00
05/31/10                      9,775.34                      8,940.64                     9,307.00
06/30/10                      9,703.50                      8,944.17                     9,285.00
07/31/10                     10,511.55                      9,778.64                    10,162.00
08/31/10                     10,307.42                      9,588.40                     9,908.00
09/30/10                     11,452.86                     10,674.98                    10,996.00
10/31/10                     11,785.40                     11,005.44                    11,256.00
11/30/10                     11,474.29                     10,726.63                    11,012.00
12/31/10                     12,293.09                     11,423.73                    11,778.00
01/31/11                     11,959.58                     11,054.73                    11,397.00
02/28/11                     11,848.05                     10,951.82                    11,255.00
03/31/11                     12,544.65                     11,519.25                    11,822.00
04/30/11                     12,933.77                     11,933.17                    12,122.00
05/31/11                     12,594.53                     11,619.07                    11,751.00
06/30/11                     12,400.78                     11,468.10                    11,544.00
07/31/11                     12,345.72                     11,446.97                    11,408.00
08/31/11                     11,242.45                     10,506.70                    10,324.00
09/30/11                      9,603.36                      8,873.34                     8,624.00
10/31/11                     10,875.38                      9,961.53                     9,692.00
11/30/11                     10,150.59                      9,634.88                     9,365.00
12/31/11                     10,028.26                      9,324.69                     8,976.00
01/31/12                     11,165.71                     10,302.36                    10,051.00
02/29/12                     11,834.55                     10,915.92                    10,575.00
03/31/12                     11,439.51                     10,681.88                    10,097.00
04/30/12                     11,302.78                     10,550.93                     9,915.00
05/31/12                     10,035.23                      9,408.52                     8,789.00
06/30/12                     10,422.55                      9,844.41                     9,158.00
07/31/12                     10,625.87                      9,938.75                     9,232.00
08/31/12                     10,590.48                     10,008.78                     9,221.00
09/30/12                     11,229.53                     10,535.08                     9,784.00
10/31/12                     11,161.35                     10,505.65                     9,585.00
11/30/12                     11,303.07                     10,622.55                     9,562.00
12/31/12                     11,855.73                     11,199.50                    10,108.00
01/31/13                     12,019.19                     11,361.53                    10,286.00
02/28/13                     11,868.19                     11,254.69                    10,326.00
03/31/13                     11,663.77                     11,136.05                    10,120.00
04/30/13                     11,751.68                     11,294.87                    10,172.00
05/31/13                     11,450.18                     11,004.54                    10,000.00
06/30/13                     10,721.29                     10,302.70                     9,277.00
07/31/13                     10,833.30                     10,466.30                     9,409.00
08/31/13                     10,647.22                     10,127.82                     9,157.00
09/30/13                     11,339.61                     10,858.52                     9,839.00
10/31/13                     11,890.53                     11,331.36                    10,269.00
11/30/13                     11,716.66                     11,142.79                    10,172.00
12/31/13                     11,547.26                     11,054.99                    10,070.00
01/31/14                     10,797.43                     10,311.74                     9,309.00
02/28/14                     11,155.10                     10,689.81                     9,574.00
03/31/14                     11,497.53                     11,007.23                     9,931.00
04/30/14                     11,535.92                     11,078.67                     9,931.00
05/31/14                     11,938.60                     11,485.64                    10,456.00
06/30/14                     12,255.79                     11,777.10                    10,733.00
07/31/14                     12,492.78                     11,853.02                    10,727.00
08/31/14                     12,774.30                     12,180.62                    11,009.00
09/30/14                     11,827.46                     11,357.34                    10,110.00
10/31/14                     11,966.90                     11,466.93                    10,283.00
11/30/14                     11,840.34                     11,357.43                    10,087.00
12/31/14                     11,294.65                     10,761.07                     9,355.00
01/31/15                     11,362.36                     10,803.25                     9,255.00
02/28/15                     11,714.18                     11,111.02                     9,407.00
03/31/15                     11,547.60                     10,874.31                     9,214.00
04/30/15                     12,435.76                     11,548.20                     9,887.00
05/31/15                     11,937.75                     11,203.12                     9,636.00
06/30/15                     11,627.74                     10,946.34                     9,460.00
07/31/15                     10,821.71                     10,331.96                     8,904.00
08/31/15                      9,842.91                      9,393.76                     8,090.00
09/30/15                      9,546.82                      9,117.29                     7,839.00
10/31/15                     10,227.81                      9,717.06                     8,430.00
11/30/15                      9,828.85                      9,449.19                     8,283.00
12/31/15                      9,609.74                      9,201.22                     8,034.00
01/31/16                      8,986.33                      8,718.24                     7,638.00
02/29/16                      8,971.62                      8,652.22                     7,538.00
03/31/16                     10,158.81                      9,722.30                     8,447.00
04/30/16                     10,214.02                      9,874.26                     8,659.00
05/31/16                      9,833.01                      9,568.20                     8,399.00
06/30/16                     10,226.01                      9,999.40                     8,765.00
07/31/16                     10,740.61                     10,490.87                     9,114.00
08/31/16                     11,007.53                     10,652.60                     9,326.00
09/30/16                     11,149.08                     10,817.85                     9,486.00
10/31/16                     11,175.67                     10,810.01                     9,474.00
11/30/16                     10,661.23                     10,276.70                     9,007.00
12/31/16                     10,684.77                     10,314.95                     9,016.00
01/31/17                     11,269.48                     10,922.50                     9,534.00
02/28/17                     11,614.46                     11,238.85                     9,725.00
03/31/17                     11,907.66                     11,601.69                    10,106.00
04/30/17                     12,168.33                     11,854.67                    10,392.00
05/31/17                     12,528.08                     12,137.03                    10,481.00

                                 [END OF CHART]

                       Data from 5/31/07 through 5/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)

--------------------------------------------------------------------------------
                                          5/31/17                  5/31/16
--------------------------------------------------------------------------------
Net Assets                            $585.5 Million           $604.0 Million
Net Asset Value Per Share                 $17.55                  $14.20

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
    25.02%                    3.84%                           0.50%

--------------------------------------------------------------------------------
                              EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                        1.30%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                    USAA EMERGING
                         LIPPER EMERGING                                             MARKETS FUND
                           MARKET FUNDS                MSCI EMERGING                INSTITUTIONAL
                             INDEX                     MARKETS INDEX                    SHARES
07/31/08                   $10,000.00                   $10,000.00                    $10,000.00
08/31/08                     9,240.21                     9,201.24                      9,355.60
09/30/08                     7,724.97                     7,591.00                      7,836.31
10/31/08                     5,481.60                     5,513.52                      5,630.29
11/30/08                     5,012.52                     5,098.48                      5,131.70
12/31/08                     5,389.31                     5,496.12                      5,573.05
01/31/09                     4,924.20                     5,141.18                      5,117.78
02/28/09                     4,646.85                     4,851.16                      4,871.84
03/31/09                     5,245.84                     5,548.32                      5,484.09
04/30/09                     6,112.62                     6,471.60                      6,384.15
05/31/09                     7,219.97                     7,577.38                      7,545.85
06/30/09                     7,134.60                     7,475.31                      7,415.03
07/31/09                     7,959.86                     8,315.89                      8,273.23
08/31/09                     7,992.05                     8,286.13                      8,299.39
09/30/09                     8,705.66                     9,038.26                      9,094.79
10/31/09                     8,599.92                     9,049.45                      9,000.60
11/30/09                     9,071.29                     9,438.15                      9,471.56
12/31/09                     9,390.69                     9,810.89                      9,807.63
01/31/10                     8,865.46                     9,263.72                      9,273.63
02/28/10                     8,940.44                     9,296.31                      9,342.36
03/31/10                     9,680.31                    10,046.84                     10,093.13
04/30/10                     9,749.39                    10,168.56                     10,130.14
05/31/10                     8,829.92                     9,274.15                      9,104.44
06/30/10                     8,833.41                     9,206.00                      9,083.29
07/31/10                     9,657.55                     9,972.62                      9,945.09
08/31/10                     9,469.67                     9,778.95                      9,701.89
09/30/10                    10,542.79                    10,865.66                     10,769.89
10/31/10                    10,869.16                    11,181.16                     11,028.96
11/30/10                    10,593.79                    10,886.00                     10,732.88
12/31/10                    11,282.27                    11,662.81                     11,541.35
01/31/11                    10,917.84                    11,346.41                     11,178.18
02/28/11                    10,816.20                    11,240.59                     11,044.66
03/31/11                    11,376.60                    11,901.48                     11,600.10
04/30/11                    11,785.40                    12,270.65                     11,899.18
05/31/11                    11,475.19                    11,948.80                     11,536.01
06/30/11                    11,326.09                    11,764.99                     11,338.40
07/31/11                    11,305.21                    11,712.75                     11,204.89
08/31/11                    10,376.59                    10,666.04                     10,142.08
09/30/11                     8,763.46                     9,110.99                      8,475.76
10/31/11                     9,838.17                    10,317.79                      9,527.89
11/30/11                     9,515.57                     9,630.17                      9,207.45
12/31/11                     9,209.22                     9,514.10                      8,829.95
01/31/12                    10,174.79                    10,593.24                      9,888.20
02/29/12                    10,780.75                    11,227.78                     10,408.93
03/31/12                    10,549.60                    10,853.00                      9,938.60
04/30/12                    10,420.27                    10,723.28                      9,759.42
05/31/12                     9,292.01                     9,520.72                      8,656.38
06/30/12                     9,722.50                     9,888.18                      9,025.93
07/31/12                     9,815.67                    10,081.08                      9,098.72
08/31/12                     9,884.83                    10,047.50                      9,087.52
09/30/12                    10,404.62                    10,653.79                      9,641.84
10/31/12                    10,375.56                    10,589.10                      9,451.47
11/30/12                    10,491.01                    10,723.55                      9,429.07
12/31/12                    11,060.81                    11,247.88                      9,973.87
01/31/13                    11,220.84                    11,402.96                     10,149.75
02/28/13                    11,115.32                    11,259.70                     10,195.14
03/31/13                    10,998.15                    11,065.76                      9,990.89
04/30/13                    11,155.00                    11,149.16                     10,047.63
05/31/13                    10,868.26                    10,863.13                      9,877.42
06/30/13                    10,175.11                    10,171.60                      9,162.57
07/31/13                    10,336.69                    10,277.87                      9,293.06
08/31/13                    10,002.41                    10,101.33                      9,049.10
09/30/13                    10,724.05                    10,758.22                      9,724.23
10/31/13                    11,191.04                    11,280.89                     10,149.74
11/30/13                    11,004.81                    11,115.94                     10,058.97
12/31/13                    10,918.10                    10,955.22                      9,958.64
01/31/14                    10,184.05                    10,243.84                      9,209.31
02/28/14                    10,557.43                    10,583.17                      9,478.16
03/31/14                    10,870.92                    10,908.04                      9,832.80
04/30/14                    10,941.48                    10,944.47                      9,832.80
05/31/14                    11,343.41                    11,326.50                     10,353.33
06/30/14                    11,631.26                    11,627.43                     10,627.89
07/31/14                    11,706.24                    11,852.27                     10,622.17
08/31/14                    12,029.78                    12,119.36                     10,902.45
09/30/14                    11,216.70                    11,221.06                     10,010.12
10/31/14                    11,324.93                    11,353.35                     10,187.44
11/30/14                    11,216.79                    11,233.28                      9,992.96
12/31/14                    10,627.81                    10,715.57                      9,271.63
01/31/15                    10,669.47                    10,779.81                      9,178.45
02/28/15                    10,973.43                    11,113.59                      9,329.87
03/31/15                    10,739.64                    10,955.54                      9,131.86
04/30/15                    11,405.19                    11,798.17                      9,807.43
05/31/15                    11,064.38                    11,325.70                      9,562.83
06/30/15                    10,810.79                    11,031.58                      9,388.11
07/31/15                    10,204.01                    10,266.87                      8,834.84
08/31/15                     9,277.43                     9,338.26                      8,031.14
09/30/15                     9,004.39                     9,057.35                      7,786.54
10/31/15                     9,596.73                     9,703.42                      8,368.93
11/30/15                     9,332.17                     9,324.91                      8,229.16
12/31/15                     9,087.27                     9,117.05                      7,982.00
01/31/16                     8,610.28                     8,525.60                      7,593.00
02/29/16                     8,545.08                     8,511.64                      7,499.00
03/31/16                     9,601.91                     9,637.96                      8,400.00
04/30/16                     9,751.99                     9,690.35                      8,618.00
05/31/16                     9,449.71                     9,328.86                      8,359.00
06/30/16                     9,875.58                     9,701.71                      8,724.00
07/31/16                    10,360.96                    10,189.93                      9,077.00
08/31/16                    10,520.68                    10,443.17                      9,289.00
09/30/16                    10,683.88                    10,577.46                      9,448.00
10/31/16                    10,676.15                    10,602.68                      9,436.00
11/30/16                    10,149.44                    10,114.62                      8,977.00
12/31/16                    10,187.21                    10,136.96                      8,985.00
01/31/17                    10,787.24                    10,691.69                      9,503.00
02/28/17                    11,099.68                    11,018.98                      9,694.00
03/31/17                    11,458.02                    11,297.14                     10,075.00
04/30/17                    11,707.87                    11,544.46                     10,361.00
05/31/17                    11,986.73                    11,885.76                     10,450.00

                                 [END OF CHART]

                       Data from 7/31/08 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                        5/31/17                   5/31/16
--------------------------------------------------------------------------------
Net Assets                            $4.9 Million              $3.9 Million
Net Asset Value Per Share                $17.55                    $14.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                   SINCE INCEPTION 8/01/10
    24.62%                   3.32%                           -0.19%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT    1.92%                AFTER REIMBURSEMENT    1.65%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.65% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017.
If the total annual operating expense ratio of the Adviser Shares is lower than 1.65%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2015, the expense limitation was 1.75% of the Adviser Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          LIPPER EMERGING              MSCI EMERGING               USAA EMERGING
                           MARKET FUNDS                   MARKETS                    MARKETS FUND
                              INDEX                       INDEX                    ADVISER SHARES
07/31/10                   $10,000.00                   $10,000.00                   $10,000.00
08/31/10                     9,805.45                     9,805.80                     9,516.13
09/30/10                    10,916.63                    10,895.49                    10,556.71
10/31/10                    11,254.57                    11,211.86                    10,801.25
11/30/10                    10,969.44                    10,915.89                    10,567.12
12/31/10                    11,682.33                    11,694.84                    11,294.94
01/31/11                    11,304.98                    11,377.56                    10,923.50
02/28/11                    11,199.73                    11,271.46                    10,787.48
03/31/11                    11,780.01                    11,934.16                    11,326.33
04/30/11                    12,203.30                    12,304.34                    11,608.83
05/31/11                    11,882.09                    11,981.60                    11,247.85
06/30/11                    11,727.70                    11,797.29                    11,049.05
07/31/11                    11,706.09                    11,744.91                    10,913.03
08/31/11                    10,744.54                    10,695.32                     9,871.95
09/30/11                     9,074.20                     9,136.00                     8,244.94
10/31/11                    10,187.02                    10,346.12                     9,265.09
11/30/11                     9,852.98                     9,656.61                     8,945.97
12/31/11                     9,535.77                     9,540.22                     8,571.56
01/31/12                    10,535.58                    10,622.32                     9,594.06
02/29/12                    11,163.03                    11,258.61                    10,094.43
03/31/12                    10,923.69                    10,882.80                     9,632.13
04/30/12                    10,789.77                    10,752.73                     9,458.09
05/31/12                     9,621.50                     9,546.86                     8,381.21
06/30/12                    10,067.26                     9,915.33                     8,729.29
07/31/12                    10,163.73                    10,108.76                     8,799.99
08/31/12                    10,235.34                    10,075.09                     8,783.68
09/30/12                    10,773.56                    10,683.04                     9,316.68
10/31/12                    10,743.47                    10,618.17                     9,120.88
11/30/12                    10,863.01                    10,752.99                     9,093.70
12/31/12                    11,453.02                    11,278.76                     9,616.54
01/31/13                    11,618.72                    11,434.27                     9,775.18
02/28/13                    11,509.47                    11,290.62                     9,813.47
03/31/13                    11,388.14                    11,096.15                     9,611.07
04/30/13                    11,550.55                    11,179.77                     9,660.30
05/31/13                    11,253.64                    10,892.95                     9,490.72
06/30/13                    10,535.92                    10,199.53                     8,801.49
07/31/13                    10,703.22                    10,306.09                     8,921.83
08/31/13                    10,357.08                    10,129.07                     8,681.14
09/30/13                    11,104.32                    10,787.76                     9,326.62
10/31/13                    11,587.87                    11,311.86                     9,725.94
11/30/13                    11,395.03                    11,146.46                     9,632.95
12/31/13                    11,305.24                    10,985.30                     9,535.75
01/31/14                    10,545.17                    10,271.97                     8,812.77
02/28/14                    10,931.79                    10,612.23                     9,064.72
03/31/14                    11,256.40                    10,937.99                     9,404.30
04/30/14                    11,329.46                    10,974.52                     9,404.30
05/31/14                    11,745.64                    11,357.60                     9,902.72
06/30/14                    12,043.70                    11,659.35                    10,160.15
07/31/14                    12,121.34                    11,884.81                    10,154.67
08/31/14                    12,456.35                    12,152.63                    10,417.58
09/30/14                    11,614.44                    11,251.87                     9,557.66
10/31/14                    11,726.50                    11,384.52                     9,721.98
11/30/14                    11,614.53                    11,264.12                     9,535.75
12/31/14                    11,004.67                    10,744.99                     8,840.59
01/31/15                    11,047.80                    10,809.40                     8,746.25
02/28/15                    11,362.54                    11,144.10                     8,890.54
03/31/15                    11,120.47                    10,985.62                     8,701.85
04/30/15                    11,809.61                    11,830.57                     9,340.06
05/31/15                    11,456.72                    11,356.80                     9,101.43
06/30/15                    11,194.13                    11,061.87                     8,929.39
07/31/15                    10,565.84                    10,295.06                     8,402.17
08/31/15                     9,606.40                     9,363.90                     7,630.77
09/30/15                     9,323.68                     9,082.21                     7,397.68
10/31/15                     9,937.03                     9,730.06                     7,952.65
11/30/15                     9,663.09                     9,350.52                     7,813.91
12/31/15                     9,409.50                     9,142.08                     7,573.00
01/31/16                     8,915.59                     8,549.01                     7,205.00
02/29/16                     8,848.08                     8,535.01                     7,110.00
03/31/16                     9,942.39                     9,664.42                     7,964.00
04/30/16                    10,097.79                     9,716.95                     8,165.00
05/31/16                     9,784.80                     9,354.48                     7,919.00
06/30/16                    10,225.76                     9,728.35                     8,260.00
07/31/16                    10,728.35                    10,217.91                     8,589.00
08/31/16                    10,893.74                    10,471.85                     8,790.00
09/30/16                    11,062.73                    10,606.50                     8,941.00
10/31/16                    11,054.72                    10,631.79                     8,924.00
11/30/16                    10,509.33                    10,142.39                     8,489.00
12/31/16                    10,548.45                    10,164.79                     8,491.00
01/31/17                    11,169.75                    10,721.04                     8,980.00
02/28/17                    11,493.27                    11,049.23                     9,160.00
03/31/17                    11,864.32                    11,328.16                     9,520.00
04/30/17                    12,123.03                    11,576.15                     9,784.00
05/31/17                    12,411.78                    11,918.40                     9,869.00

                                 [END OF CHART]

                       Data from 7/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o TOP 10 INDUSTRIES - 5/31/17 o
                             (% of Net Assets)

Diversified Banks ........................................................ 21.0%
Internet Software & Services .............................................  8.2%
Semiconductors ...........................................................  5.9%
Integrated Oil & Gas .....................................................  4.7%
Wireless Telecommunication Services ......................................  4.2%
Technology Hardware, Storage, & Peripherals ..............................  3.8%
Automobile Manufacturers .................................................  3.1%
Auto Parts & Equipment ...................................................  2.2%
Education Services .......................................................  2.1%
IT Consulting & Other Services ...........................................  2.0%

                       o TOP 10 EQUITY HOLDINGS - 5/31/17 o
                             (% of Net Assets)

Samsung Electronics Co. Ltd. .............................................  3.3%
Sberbank of Russia PJSC ..................................................  2.3%
Baidu, Inc. ADR ..........................................................  2.2%
ICICI Bank Ltd. ADR ......................................................  1.8%
Bank Rakyat Indonesia (Persero) Tbk PT ...................................  1.8%
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR ...........................................................  1.7%
NetEase, Inc. ADR ........................................................  1.7%
Tencent Holdings Ltd. ....................................................  1.7%
Alibaba Group Holding Ltd. ADR ...........................................  1.5%
Axis Bank Ltd. GDR .......................................................  1.5%

You will find a complete list of securities that the Fund owns on pages 17-29.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                         o COUNTRY ALLOCATION - 5/31/17 o

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                                     21.0%
SOUTH KOREA                                                               12.4%
INDIA                                                                      9.3%
RUSSIA                                                                     8.5%
TAIWAN                                                                     8.4%
BRAZIL                                                                     8.3%
TURKEY                                                                     5.0%
INDONESIA                                                                  4.2%
MEXICO                                                                     4.0%
OTHER*                                                                    19.2%

                                   [END CHART]

*Includes countries with less than 3% of portfolio, money market instruments and short-term Investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                 352,502,522
Jefferson C. Boyce                    9,717,710,105                 348,909,798
Dawn M. Hawley                        9,714,577,808                 352,042,095
Paul L. McNamara                      9,668,206,065                 398,413,838
Richard Y. Newton III                 9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                 350,818,472
Michael F. Reimherr                   9,711,558,498                 355,061,405

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

     DIVIDEND RECEIVED
    DEDUCTION (CORPORATE      FOREIGN TAXES      FOREIGN SOURCE      QUALIFIED INTEREST
      SHAREHOLDERS)(1)            PAID(2)            INCOME               INCOME
    -----------------------------------------------------------------------------------
          0.15%                 $2,859,000         $21,170,000            $28,000
    -----------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

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16  | USAA EMERGING MARKETS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.0%)

              COMMON STOCKS (94.5%)

              CONSUMER DISCRETIONARY (13.2%)
              ------------------------------
              ADVERTISING (0.4%)
     35,861   Innocean Worldwide, Inc.                                                          $  2,104
    845,828   ITE Group plc                                                                        1,711
                                                                                                --------
                                                                                                   3,815
                                                                                                --------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.7%)
 26,624,000   Bosideng International Holdings Ltd.                                                 1,982
    645,600   Samsonite International S.A.                                                         2,593
    325,000   Shenzhou International Group                                                         2,225
                                                                                                --------
                                                                                                   6,800
                                                                                                --------
              AUTO PARTS & EQUIPMENT (2.2%)
    485,000   Global PMX Co. Ltd.                                                                  2,306
    466,958   Hota Industrial Manufacturing Co. Ltd.                                               2,321
     50,851   Hyundai Mobis Co. Ltd.                                                              12,468
      7,110   Mando Corp.                                                                          1,638
  1,423,000   Nexteer Automotive Group Ltd.                                                        2,173
                                                                                                --------
                                                                                                  20,906
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (2.8%)
  5,425,791   Brilliance China Automotive Holdings Ltd.                                           10,124
  2,712,000   Dongfeng Motor Group Co. Ltd. "H"                                                    3,056
     72,060   KIA Motors Corp.                                                                     2,513
    234,926   Tata Motors Ltd. ADR                                                                 8,652
    272,419   Tofas Turk Otomobil Fabrikasi A.S.                                                   2,263
                                                                                                --------
                                                                                                  26,608
                                                                                                --------
              CABLE & SATELLITE (0.4%)
    321,241   Cyfrowy Polsat S.A.*                                                                 2,308
  1,515,652   Dish TV India Ltd.*                                                                  1,987
                                                                                                --------
                                                                                                   4,295
                                                                                                --------
              CASINOS & GAMING (0.2%)
  3,294,000   NagaCorp Ltd.                                                                        1,699
                                                                                                --------
              CONSUMER ELECTRONICS (0.2%)
  3,006,000   Q Technology Group Co. Ltd.(a)                                                       2,272
                                                                                                --------

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                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DEPARTMENT STORES (0.5%)
  2,339,500   Lifestyle China Group Ltd.*                                                       $    745
  1,959,500   Lifestyle International Holdings Ltd.                                                2,615
 18,639,200   Ramayana Lestari Sentosa Tbk PT                                                      1,819
                                                                                                --------
                                                                                                   5,179
                                                                                                --------
              EDUCATION SERVICES (2.1%)
    560,500   Estacio Participacoes S.A.                                                           3,012
    374,100   Kroton Educacional S.A.                                                              1,676
    200,249   New Oriental Education & Technology Group, Inc. ADR*                                14,352
    215,200   Ser Educacional S.A.                                                                 1,600
                                                                                                --------
                                                                                                  20,640
                                                                                                --------
              FOOTWEAR (0.1%)
    332,000   Yue Yuen Industrial Holdings Ltd.                                                    1,323
                                                                                                --------
              HOMEBUILDING (0.1%)
  1,496,390   URBI, Desarrollos Urbanos, S.A. de C.V.*(b)                                            709
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
    182,300   CVC Brasil Operadora e Agencia de Viagens S.A.                                       1,690
     56,440   Modetour Network, Inc.                                                               2,258
                                                                                                --------
                                                                                                   3,948
                                                                                                --------
              HOUSEHOLD APPLIANCES (0.2%)
    557,000   Basso Industry Corp.                                                                 1,580
                                                                                                --------
              MOTORCYCLE MANUFACTURERS (0.6%)
    135,482   Bajaj Auto Ltd.                                                                      5,963
                                                                                                --------
              MOVIES & ENTERTAINMENT (0.3%)
  5,646,000   mm2 Asia Ltd.*                                                                       2,448
                                                                                                --------
              RESTAURANTS (0.6%)
    563,000   Alsea S.A.B. de C.V.                                                                 2,030
    931,800   International Meal Co. Alimentacao SA "A"*                                           1,774
  6,222,600   Shakey's Pizza Asia Ventures, Inc.                                                   1,638
                                                                                                --------
                                                                                                   5,442
                                                                                                --------
              SPECIALTY STORES (0.6%)
  2,010,400   Chow Tai Fook Jewellery Group Ltd.                                                   2,103
    782,000   Luk Fook Holdings International Ltd.                                                 2,659
    164,489   PC Jeweller Ltd.                                                                     1,270
                                                                                                --------
                                                                                                   6,032
                                                                                                --------
              TEXTILES (0.8%)
  1,806,000   Best Pacific International Holdings Ltd. "H"                                         1,622
    440,324   Himatsingka Seide Ltd.                                                               2,306

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    339,564   Swan Energy Ltd.                                                                  $    664
    652,000   Taiwan Paiho Ltd.                                                                    2,178
  1,769,000   Weiqiao Textile Co. Ltd. "H"(c),(d)                                                  1,267
                                                                                                --------
                                                                                                   8,037
                                                                                                --------
              Total Consumer Discretionary                                                       127,696
                                                                                                --------
              CONSUMER STAPLES (5.1%)
              -----------------------
              BREWERS (0.6%)
  1,064,400   Ambev S.A. ADR                                                                       6,078
                                                                                                --------
              FOOD RETAIL (1.2%)
     36,515   GS Retail Co. Ltd.                                                                   1,830
    274,078   X5 Retail Group N.V. GDR*                                                            9,921
                                                                                                --------
                                                                                                  11,751
                                                                                                --------
              HOUSEHOLD PRODUCTS (0.5%)
  2,606,200   Kimberly-Clark de Mexico S.A. de C.V. "A"                                            5,172
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.6%)
    244,825   Cia Brasileira de Distribuicao *                                                     5,219
                                                                                                --------
              PACKAGED FOODS & MEAT (1.0%)
     71,036   Adecoagro S.A.*                                                                        781
     18,060   Binggrae Co. Ltd.                                                                    1,155
    205,479   CCL Products India Ltd.                                                                956
    798,079   Kwality Ltd.                                                                         1,788
  1,291,200   Malee Group PCL NVDR                                                                 2,028
  1,320,436   Marfrig Global Foods S.A.*                                                           2,571
                                                                                                --------
                                                                                                   9,279
                                                                                                --------
              PERSONAL PRODUCTS (0.5%)
     46,171   CLIO Cosmetics Co. Ltd.                                                              1,637
    310,100   Natura Cosmeticos S.A.                                                               3,121
                                                                                                --------
                                                                                                   4,758
                                                                                                --------
              TOBACCO (0.7%)
     65,360   KT&G Corp.                                                                           6,480
                                                                                                --------
              Total Consumer Staples                                                              48,737
                                                                                                --------
              ENERGY (5.9%)
              -------------
              COAL & CONSUMABLE FUELS (0.9%)
  3,026,500   China Shenhua Energy Co. Ltd. "H"                                                    7,371
    677,100   United Tractors Tbk PT                                                               1,412
                                                                                                --------
                                                                                                   8,783
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTEGRATED OIL & GAS (3.8%)
    531,022   Galp Energia SGPS S.A.                                                            $  8,190
    579,622   Gazprom PAO ADR                                                                      2,411
    774,095   Gazprom PAO ADR                                                                      3,223
    210,292   Lukoil PJSC ADR                                                                     10,147
    261,400   Petroleo Brasileiro S.A.*                                                            1,047
    471,135   YPF S.A. ADR                                                                        11,618
                                                                                                --------
                                                                                                  36,636
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (1.2%)
  3,544,000   CNOOC Ltd.                                                                           4,048
     63,763   NovaTek OAO GDR                                                                      7,167
                                                                                                --------
                                                                                                  11,215
                                                                                                --------
              Total Energy                                                                        56,634
                                                                                                --------
              FINANCIALS (24.6%)
              ------------------
              CONSUMER FINANCE (0.8%)
    405,500   Aeon Credit Service M Berhad                                                         1,819
     23,533   Kruk S.A.                                                                            1,903
  2,313,000   Muangthai Leasing PCL NVDR                                                           2,190
    590,400   Unifin Financiera, S.A.P.I. DE C.V., SOFOM, E.N.R.                                   1,578
                                                                                                --------
                                                                                                   7,490
                                                                                                --------
              DIVERSIFIED BANKS (20.9%)
 22,874,653   Agricultural Bank of China Ltd. "H"                                                 11,096
    648,371   Akbank T.A.S.                                                                        1,752
    371,031   Axis Bank Ltd. GDR                                                                  14,507
  1,035,295   Banco do Brasil S.A.                                                                 9,067
     33,600   Banco Latinoamericano de Exportaciones S.A. "E"                                        907
    177,276   Bancolombia S.A. ADR                                                                 7,802
    521,700   Bangkok Bank Public Co. Ltd. NVDR                                                    2,757
  7,715,795   Bank Mandiri (Persero) Tbk PT                                                        7,299
 15,767,600   Bank Rakyat Indonesia (Persero) Tbk PT                                              17,135
    160,126   Barclays Africa Group Ltd.                                                           1,697
     48,698   BGEO Group plc                                                                       2,302
 16,715,000   China Construction Bank Corp. "H"                                                   13,814
    858,374   Commercial International Bank GDR                                                    3,777
     48,800   Credicorp Ltd.                                                                       8,175
     98,400   Erste Group Bank AG                                                                  3,570
    255,570   Grupo Aval Acciones Y Valores ADR                                                    2,137
    390,965   Grupo Aval Acciones Y Valores S.A.                                                     163
  1,175,600   Grupo Financiero Banorte S.A. "O"                                                    6,755
     41,278   Hana Financial Group, Inc.                                                           1,513

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  1,731,264   ICICI Bank Ltd. ADR                                                               $ 17,174
  4,304,900   Jasmine Broadband Internet Infrastructure Fund(d)                                    1,428
    262,500   Kasikornbank PCL NVDR                                                                1,445
    890,300   Metropolitan Bank & Trust Co.                                                        1,564
    230,145   OTP Bank plc                                                                         7,175
    164,154   RBL Bank Ltd.*                                                                       1,364
  7,937,236   Sberbank of Russia PJSC(d)                                                          21,745
    273,471   Sberbank of Russia PJSC ADR                                                          3,060
    226,958   Shinhan Financial Group Co. Ltd.                                                    10,024
    483,121   Standard Bank Group Ltd.                                                             5,398
  3,086,883   Turkiye Garanti Bankasi A.S.                                                         8,400
  2,342,620   Turkiye Is Bankasi "C"                                                               4,655
  1,290,173   Turkiye Vakiflar Bankasi T.A.O. "D"                                                  2,344
                                                                                                --------
                                                                                                 202,001
                                                                                                --------
              INSURANCE BROKERS (0.2%)
    297,241   Wiz Solucoes E Corretagem de Seguros SA                                              2,113
                                                                                                --------
              INVESTMENT BANKING & BROKERAGE (0.3%)
  1,340,636   JM Financial Ltd.                                                                    2,526
                                                                                                --------
              LIFE & HEALTH INSURANCE (1.7%)
    435,865   Hanwha Life Insurance Co. Ltd.                                                       2,741
  2,116,500   Ping An Insurance (Group) Co. of China Ltd. "H"                                     13,566
                                                                                                --------
                                                                                                  16,307
                                                                                                --------
              MULTI-LINE INSURANCE (0.2%)
  5,262,100   Tune Protect Group Berhad                                                            1,611
                                                                                                --------
              MULTI-SECTOR HOLDINGS (0.3%)
  3,554,000   First Pacific Co. Ltd.                                                               2,782
    216,110   Haci Omer Sabanci Holdings A.S.                                                        655
                                                                                                --------
                                                                                                   3,437
                                                                                                --------
              REGIONAL BANKS (0.2%)
  9,769,700   Bank Tabungan Negara Persero Tbk PT                                                  1,834
                                                                                                --------
              Total Financials                                                                   237,319
                                                                                                --------
              HEALTH CARE (1.6%)
              ------------------
              BIOTECHNOLOGY (0.2%)
      5,326   Hugel, Inc.*                                                                         2,224
                                                                                                --------
              HEALTH CARE EQUIPMENT (0.1%)
     14,233   Vieworks Co. Ltd.                                                                      740
                                                                                                --------
              HEALTH CARE FACILITIES (0.2%)
    465,564   HealthCare Global Enterprises Ltd.*                                                  1,782
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (0.0%)
    154,500   Universal Medical Financial & Technical Advisory Services, Co., Ltd.(b)           $    133
                                                                                                --------
              HEALTH CARE SUPPLIES (0.2%)
     50,142   INTEROJO Co. Ltd.                                                                    1,666
                                                                                                --------
              PHARMACEUTICALS (0.9%)
  1,673,000   China Animal Healthcare Ltd.*(c),(d)                                                   279
  3,934,000   China Medical System Holdings Ltd.                                                   6,977
    438,182   Suven Life Sciences Ltd.                                                             1,277
                                                                                                --------
                                                                                                   8,533
                                                                                                --------
              Total Health Care                                                                   15,078
                                                                                                --------
              INDUSTRIALS (6.2%)
              ------------------
              AEROSPACE & DEFENSE (1.2%)
  1,113,360   Aselsan Elektronik Sanayi Ve Ticaret A.S.                                            6,924
    222,265   Embraer S.A. ADR                                                                     4,392
                                                                                                --------
                                                                                                  11,316
                                                                                                --------
              AIRPORT SERVICES (0.4%)
   314,632    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.                                  1,696
    95,566    Grupo Aeroportuario del Sureste S.A.B. de C.V. "B"                                   1,887
                                                                                                --------
                                                                                                   3,583
                                                                                                --------
              CONSTRUCTION & ENGINEERING (1.3%)
  5,933,713   China State Construction International Holdings Ltd.                                10,295
    532,040   KEC International Ltd.*                                                              2,152
                                                                                                --------
                                                                                                  12,447
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
     68,916   China Yuchai International Ltd.                                                      1,256
                                                                                                --------
              DIVERSIFIED SUPPORT SERVICES (0.2%)
  1,435,341   Blue Label Telecoms Ltd.                                                             1,718
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    112,921   Vitzrocell Co. Ltd.(c),(d)                                                           1,024
                                                                                                --------
              HIGHWAYS & RAILTRACKS (0.8%)
  1,567,800   CCR S.A.                                                                             8,033
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (1.0%)
    157,436   Bidvest Group Ltd.                                                                   2,051
    353,580   Koc Holding A.S. ADR                                                                 8,012
                                                                                                --------
                                                                                                  10,063
                                                                                                --------
              INDUSTRIAL MACHINERY (0.2%)
    252,000   Hiwin Technologies Corp.                                                             1,692
                                                                                                --------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TRUCKING (0.9%)
    631,999   Localiza Rent a Car S.A.                                                          $  8,492
                                                                                                --------
              Total Industrials                                                                   59,624
                                                                                                --------
              INFORMATION TECHNOLOGY (26.8%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (0.4%)
    972,266   Sterlite Technologies Ltd.                                                           2,336
    460,425   Wistron NeWeb Corp.                                                                  1,377
                                                                                                --------
                                                                                                   3,713
                                                                                                --------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
  1,177,620   Cielo S.A. ADR(a)                                                                    8,291
  3,868,500   My E.G. Services Berhad                                                              1,916
                                                                                                --------
                                                                                                  10,207
                                                                                                --------
              ELECTRONIC COMPONENTS (1.7%)
    639,000   Flexium Interconnect, Inc.                                                           2,262
     59,406   Largan Precision Co. Ltd.                                                            9,381
    893,000   SINBON Electronics Co., Ltd.                                                         2,108
  8,510,000   Tongda Group Holdings Ltd.(a)                                                        2,403
                                                                                                --------
                                                                                                  16,154
                                                                                                --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
     28,168   SFA Engineering Corp.                                                                2,262
                                                                                                --------
              ELECTRONIC MANUFACTURING SERVICES (1.5%)
    935,246   AAC Technologies Holdings, Inc.(d)                                                   9,121
    758,110   Hon Hai Precision Industry Co. Ltd. GDR "S"                                          5,489
                                                                                                --------
                                                                                                  14,610
                                                                                                --------
              HOME ENTERTAINMENT SOFTWARE (1.1%)
     30,490   NCsoft Corp.                                                                        10,308
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (8.2%)
    119,240   Alibaba Group Holding Ltd. ADR*                                                     14,602
    115,711   Baidu, Inc. ADR*                                                                    21,534
     57,805   NetEase, Inc. ADR                                                                   16,461
    466,100   Tencent Holdings Ltd.                                                               16,006
    385,001   Yandex N.V. "A"*                                                                    10,195
                                                                                                --------
                                                                                                  78,798
                                                                                                --------
              IT CONSULTING & OTHER SERVICES (2.0%)
  3,404,000   Chinasoft International Ltd.                                                         1,848
    469,861   HCL Technologies Ltd.                                                                6,263
    235,319   Tata Consultancy Services Ltd.                                                       9,264
    358,386   Tech Mahindra Ltd.                                                                   2,166
                                                                                                --------
                                                                                                  19,541
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (0.6%)
     43,892   Koh Young Technology, Inc.                                                        $  2,270
     75,171   Viatron Technologies, Inc.                                                           1,645
     89,497   Wonik IPS Co. Ltd.*                                                                  2,342
                                                                                                --------
                                                                                                   6,257
                                                                                                --------
              SEMICONDUCTORS (5.9%)
  4,892,697   Advanced Semiconductor Engineering, Inc.                                             6,262
  1,754,000   King Yuan Electronics Co. Ltd.                                                       1,714
    805,000   Richwave Technology Corp.                                                            3,131
    123,000   Silergy Corp.                                                                        2,429
     85,695   Silicon Motion Technology Corp. ADR                                                  4,478
    193,231   SK Hynix, Inc.                                                                       9,838
  1,886,267   Taiwan Semiconductor Manufacturing Co. Ltd.                                         12,730
    472,300   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     16,701
                                                                                                --------
                                                                                                  57,283
                                                                                                --------
              SYSTEMS SOFTWARE (0.2%)
     25,093   Douzone Bizon Co., Ltd.                                                                738
     98,937   NIIT Technologies Ltd.                                                                 807
                                                                                                --------
                                                                                                   1,545
                                                                                                --------
              TECHNOLOGY DISTRIBUTORS (0.1%)
    348,017   DataTec Ltd.                                                                         1,385
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.8%)
    469,000   Catcher Technology Co. Ltd.                                                          4,958
     15,790   Samsung Electronics Co. Ltd.                                                        31,521
                                                                                                --------
                                                                                                  36,479
                                                                                                --------
              Total Information Technology                                                       258,542
                                                                                                --------
              MATERIALS (2.8%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
  3,912,500   Eastern Polymer Group NVDR                                                           1,493
                                                                                                --------
              CONSTRUCTION MATERIALS (1.0%)
  1,561,000   Anhui Conch Cement Co. Ltd. "H"                                                      5,178
    470,942   Cemex S.A.B. de C.V. ADR*                                                            3,895
                                                                                                --------
                                                                                                   9,073
                                                                                                --------
              DIVERSIFIED METALS & MINING (0.7%)
    515,300   First Quantum Minerals Ltd.                                                          4,345
    971,500   Grupo Mexico S.A.B. de C.V. "B"                                                      2,629
                                                                                                --------
                                                                                                   6,974
                                                                                                --------
              METAL & GLASS CONTAINERS (0.0%)
     83,367   Vitro S.A.B. "A"                                                                       340
                                                                                                --------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.6%)
    178,404   Aarti Industries Ltd.*                                                            $  2,428
  5,710,300   D&L Industries, Inc.                                                                 1,434
     31,879   Hansol Chemical Co. Ltd.                                                             2,187
                                                                                                --------
                                                                                                   6,049
                                                                                                --------
              STEEL (0.3%)
      6,440   POSCO                                                                                1,622
     57,423   Ternium S.A. ADR                                                                     1,494
                                                                                                --------
                                                                                                   3,116
                                                                                                --------
              Total Materials                                                                     27,045
                                                                                                --------
              REAL ESTATE (1.9%)
              ------------------
              REAL ESTATE OPERATING COMPANIES (0.2%)
    426,285   BR Malls Participacoes S.A.                                                          1,578
                                                                                                --------
              REITs - DIVERSIFIED (0.2%)
  1,043,739   Fibra Uno Administracion S.A.                                                        1,862
                                                                                                --------
              REITs - INDUSTRIAL (0.6%)
  2,806,815   Macquarie Mexico Real Estate Management S.A de C.V.                                  2,907
  1,728,355   Pla Administradora Industria                                                         2,915
                                                                                                --------
                                                                                                   5,822
                                                                                                --------
              REITs - RESIDENTIAL (0.9%)
 10,037,735   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.*                                      8,678
                                                                                                --------
              Total Real Estate                                                                   17,940
                                                                                                --------
              TELECOMMUNICATION SERVICES (5.8%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.2%)
  5,619,000   Citic Telecom International                                                          1,788
                                                                                                --------
              INTEGRATED TELECOMMUNICATION SERVICES (1.4%)
    181,476   02 Czech Republic A.S.                                                               2,184
    169,878   Hellenic Telecommunications Organization S.A.                                        1,937
  1,403,500   HKBN Ltd.                                                                            1,497
    451,329   Magyar Telekom Telecommunications plc                                                  752
    235,800   Telekomunikasi Indonesia (Persero) Tbk PT ADR                                        7,774
                                                                                                --------
                                                                                                  14,144
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (4.2%)
    286,863   America Movil S.A.B. de C.V. ADR "L"                                                 4,627
    332,100   China Mobile Ltd.                                                                    3,684
    163,965   China Mobile Ltd. ADR                                                                9,036
    103,364   Empresa Nacional de Telecomunicaciones S.A.                                          1,150
     77,885   MegaFon PJSC GDR                                                                       820

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    712,400   Mobile TeleSystems ADR                                                            $  6,276
    820,383   Mobile TeleSystems PJSC(d)                                                           3,421
     88,980   PLDT Inc. ADR                                                                        3,132
  2,721,905   Sistema PJSC FC(d)                                                                     598
     38,411   Sistema PJSC GDR                                                                       173
    535,400   Turkcell Iletisim Hizmetleri A.S. ADR*                                               4,615
 13,314,862   XL Axiata Tbk PT*                                                                    2,959
                                                                                                --------
                                                                                                  40,491
                                                                                                --------
              Total Telecommunication Services                                                    56,423
                                                                                                --------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
     46,400   Companhia Paranaense de Energia                                                        319
     22,651   Companhia Paranaense de Energia ADR(a)                                                 193
    113,400   Companhia Paranaense de Energia-Copel                                                  976
 23,236,212   Enel Chile S.A.                                                                      2,566
     58,607   Reliance Infrastructure Ltd.                                                           437
     59,304   Reliance Infrastructure Ltd. GDR                                                     1,321
                                                                                                --------
                                                                                                   5,812
                                                                                                --------
              RENEWABLE ELECTRICITY (0.0%)
     81,100   AES Tiete Energia S.A.                                                                 346
                                                                                                --------
              Total Utilities                                                                      6,158
                                                                                                --------
              Total Common Stocks (cost: $708,318)                                               911,196
                                                                                                --------
              PREFERRED STOCKS (1.5%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
     33,855   Hyundai Motor Co. Ltd.                                                               3,205
                                                                                                --------
              ENERGY (0.9%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
    837,634   Petroleo Brasileiro S.A. ADR*                                                        6,692
  4,440,849   Surgutneftegas(d)                                                                    2,206
                                                                                                --------
                                                                                                   8,898
                                                                                                --------
              Total Energy                                                                         8,898
                                                                                                --------
              FINANCIALS (0.1%)
              -----------------
              DIVERSIFIED BANKS (0.1%)
     84,157   Banco Bradesco S.A.                                                                    716
                                                                                                --------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    103,686   Telefonica Brasil S.A. ADR                                                        $  1,484
                                                                                                --------
              Total Preferred Stocks (cost: $15,493)                                              14,303
                                                                                                --------
              RIGHTS (0.0%)

              ENERGY (0.0%)
              -------------
              INTEGRATED OIL & GAS (0.0%)
     69,954   Gazprom PJSC(d) (cost: $167)                                                           148
                                                                                                --------
              Total Equity Securities (cost: $723,978)                                           925,647
                                                                                                --------
              EQUITY LINKED STRUCTURED NOTES (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
     27,309   HSBC Bank plc(d)                                                                       163
     15,650   HSBC Bank plc(d)                                                                       116
                                                                                                --------
                                                                                                     279
                                                                                                --------
              Total Financials                                                                       279
                                                                                                --------
              Total Equity Linked Structured Notes (cost: $263)                                      279
                                                                                                --------
              MONEY MARKET INSTRUMENTS (4.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.0%)
 38,855,828   State Street Institutional Treasury Money Market Fund Premier Class,
                0.69% (e) (cost: $38,856)                                                         38,856
                                                                                                --------
              SHORT-TERM INVESTMENTS PURCHASED WITH

              CASH COLLATERAL FROM SECURITIES LOANED (0.3%)
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
      7,862   Goldman Sachs Financial Square Government Fund Institutional Class, 0.68%(e)             8
    909,825   Invesco Government & Agency Portfolio Institutional Class, 0.71%(e)                    910
  1,287,329   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.68%(e)                                                      1,287
    499,404   Western Asset Institutional Government Reserves Institutional Class, 0.71%(e)          499
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $2,704)                                                   2,704
                                                                                                --------

              TOTAL INVESTMENTS (COST: $765,801)                                                $967,486
                                                                                                ========

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 27

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $872,313         $36,313                $2,570   $911,196
  Preferred Stocks                               12,097           2,206                     -     14,303
  Rights                                              -             148                     -        148
Equity Linked Structured Notes                        -             279                     -        279
Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                 38,856               -                     -     38,856
  Short-Term Investments Purchased
    with Cash Collateral from
    Securities Loaned                             2,704               -                     -      2,704
--------------------------------------------------------------------------------------------------------
Total                                          $925,970         $38,946                $2,570   $967,486
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                COMMON STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                       $ 1,713
Purchases                                                                                          1,761
Sales                                                                                               (630)
Transfers into Level 3                                                                             1,355
Transfers out of Level 3                                                                          (1,142)
Net realized gain (loss) on investments                                                               43
Change in net unrealized appreciation/(depreciation) of investments                                 (530)
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                                                                       $ 2,570
--------------------------------------------------------------------------------------------------------

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------
                            FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                          TRANSFERS INTO          TRANSFERS INTO          TRANSFERS INTO
                                                (OUT OF)                (OUT OF)                (OUT OF)
ASSETS ($ IN 000s)                               LEVEL 1                 LEVEL 2                 LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks(I)                               $(10,886)                 $10,886                 $     -
Common Stocks(II)                                (1,355)                       -                   1,355
Common Stocks(III)                                1,142                        -                  (1,142)
--------------------------------------------------------------------------------------------------------
Total                                          $(11,099)                 $10,886                 $   213
--------------------------------------------------------------------------------------------------------

(I) Transferred from Level 1 to Level 2 due to the lack of a quoted price.

(II) Transferred from Level 1 to Level 3 due to the unavailability of observable inputs.

(III) Transferred from Level 3 to Level 1 due to the availability of significant observable valuation inputs once the securities began actively trading.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    EQUITY-LINKED STRUCTURED NOTES (ELSNs) - Hybrid securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. ELSNs typically are offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in ELSNs creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, ELSNs may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.
    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a)  The security, or a portion thereof, was out on loan as of May 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2017, was $2,570,000, which represented 0.3% of the Fund's net assets.

    (d) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

         The total value of all such securities was $41,516,000, which represented 4.3% of the Fund's net assets.

    (e) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities on
    loan of $3,749) (cost of $765,801)                                                       $  967,486
  Cash                                                                                              225
  Cash denominated in foreign currencies (identified cost of $591)                                  591
  Receivables:
    Capital shares sold                                                                             591
    USAA Asset Management Company (Note 7D)                                                           7
    Dividends and interest                                                                        2,226
    Securities sold                                                                                 618
    Other                                                                                             9
                                                                                             ----------
        Total assets                                                                            971,753
                                                                                             ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                                              2,704
    Securities purchased                                                                          2,167
    Capital shares redeemed                                                                       1,072
  Unrealized depreciation on foreign currency contracts held, at value                                1
  Accrued management fees                                                                           791
  Accrued transfer agent's fees                                                                      25
  Other accrued expenses and payables                                                               531
                                                                                             ----------
        Total liabilities                                                                         7,291
                                                                                             ----------
          Net assets applicable to capital shares outstanding                                $  964,462
                                                                                             ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                            $1,002,501
  Overdistribution of net investment income                                                      (2,944)
  Accumulated net realized loss on investments                                                 (236,459)
  Net unrealized appreciation of investments                                                    201,685
  Net unrealized appreciation of foreign currency translations                                       22
  Net unrealized depreciation of foreign capital gains tax                                         (343)
                                                                                             ----------
          Net assets applicable to capital shares outstanding                                $  964,462
                                                                                             ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $374,130/21,258 capital shares
      outstanding, no par value)                                                             $    17.60
                                                                                             ==========
    Institutional Shares (net assets of $585,468/33,352
      capital shares outstanding, no par value)                                              $    17.55
                                                                                             ==========
    Adviser Shares (net assets of $4,864/277 capital shares
      outstanding, no par value)                                                             $    17.55
                                                                                             ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,046)                                        $   19,126
   Interest (net of foreign taxes withheld of $4)                                                     85
   Securities lending (net)                                                                           16
                                                                                              ----------
      Total income                                                                                19,227
                                                                                              ----------
EXPENSES
   Management fees                                                                                 9,263
   Administration and servicing fees:
      Fund Shares                                                                                    504
      Institutional Shares                                                                           606
      Adviser Shares                                                                                   7
   Transfer agent's fees:
      Fund Shares                                                                                    961
      Institutional Shares                                                                           606
   Distribution and service fees (Note 7F):
      Adviser Shares                                                                                  11
   Custody and accounting fees:
      Fund Shares                                                                                    194
      Institutional Shares                                                                           329
      Adviser Shares                                                                                   2
   Postage:
      Fund Shares                                                                                     74
      Institutional Shares                                                                           103
   Shareholder reporting fees:
      Fund Shares                                                                                     25
      Institutional Shares                                                                            12
   Trustees' fees                                                                                     31
   Registration fees:
      Fund Shares                                                                                     26
      Institutional Shares                                                                            30
      Adviser Shares                                                                                  18
   Professional fees                                                                                 144
   Other                                                                                              23
                                                                                              ----------
         Total expenses                                                                           12,969

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

   Expenses paid indirectly:
      Fund Shares                                                                               $     (1)
      Institutional Shares                                                                            (1)
   Expenses reimbursed:
      Adviser Shares                                                                                 (10)
                                                                                                --------
         Net expenses                                                                             12,957
                                                                                                --------
NET INVESTMENT INCOME                                                                              6,270
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments (net of foreign taxes withheld of $809)                                          6,040
      Foreign currency transactions                                                                 (367)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                197,727
      Foreign currency translations                                                                   33
      Foreign capital gains tax                                                                      389
                                                                                                --------
         Net realized and unrealized gain                                                        203,822
                                                                                                --------
   Increase in net assets resulting from operations                                             $210,092
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------------
                                                                                     2017                 2016
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   6,270           $    8,918
   Net realized gain (loss) on investments                                          6,040             (103,358)
   Net realized loss on foreign currency transactions                                (367)                (959)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                197,727              (50,166)
       Foreign currency translations                                                   33                   35
       Foreign capital gains tax                                                      389                  339
                                                                                ------------------------------
       Increase (decrease) in net assets resulting from operations                210,092             (145,191)
                                                                                ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                 (2,861)              (3,518)
       Institutional Shares                                                        (6,709)              (4,964)
       Adviser Shares                                                                 (32)                 (21)
                                                                                ------------------------------
           Distributions to shareholders                                           (9,602)              (8,503)
                                                                                ------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                      1,438             (111,208)
   Institutional Shares                                                          (147,397)              32,769
   Adviser Shares                                                                       7                  (20)
                                                                                ------------------------------
       Total net decrease in net assets from capital share transactions          (145,952)             (78,459)
                                                                                ------------------------------
   Net increase (decrease) in net assets                                           54,538             (232,153)

NET ASSETS
   Beginning of year                                                              909,924            1,142,077
                                                                                ------------------------------
   End of year                                                                  $ 964,462           $  909,924
                                                                                ==============================
Accumulated undistributed (overdistribution of) net investment income:
   End of year                                                                  $  (2,944)          $      776
                                                                                ==============================

See accompanying notes to financial statements.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Emerging Markets Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

        price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by last quoted price and last discounted quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued using valuation models have been sold out prior to the period end.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares and Adviser Shares by $1,000, $1,000, and less than $500, respectively. For the year ended May 31, 2017 there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

     the Fund as an addition to paid in capital. For the year ended May 31, 2017, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $7,000, which represents 1.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $388,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                              2017                     2016
                                           -----------------------------------
Ordinary income*                           $9,602,000               $8,503,000

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                   $     641,000
Accumulated capital and other losses                              (222,144,000)
Unrealized appreciation of investments                             183,463,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2017, the Fund utilized capital loss carryforwards of $1,577,000, to offset capital gains. At May 31, 2017, the Fund had net capital loss carryforwards of $222,144,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                       -------------------------------------
                                     TAX CHARACTER
                       -------------------------------------
                       (NO EXPIRATION)             BALANCE
                       ---------------          ------------
                        Short-Term              $ 64,127,000
                         Long-Term               158,017,000
                                                ------------
                             Total              $222,144,000
                                                ============

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $413,712,000 and $575,107,000, respectively.

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $783,702,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $224,637,000 and $40,853,000, respectively, resulting in net unrealized appreciation of $183,784,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $16,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $3,749,000, and the value of the total collateral received was $3,940,000, of which $1,236,000, was non-cash collateral.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                             YEAR ENDED
                                                  MAY 31, 2017                           MAY 31, 2016
-------------------------------------------------------------------------------------------------------------
                                           SHARES              AMOUNT              SHARES              AMOUNT
                                          -------------------------------------------------------------------
FUND SHARES:
Shares sold                                 4,525           $  72,724               6,511           $  92,690
Shares issued from reinvested
  dividends                                   183               2,824                 259               3,488
Shares redeemed                            (4,652)            (74,110)            (15,971)           (207,386)
                                          -------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                   56           $   1,438              (9,201)          $(111,208)
                                          ===================================================================
INSTITUTIONAL SHARES:
Shares sold                                 4,745           $  75,415              17,522           $ 226,818
Shares issued from
  reinvested dividends                        415               6,398                 355               4,763
Shares redeemed                           (14,298)           (229,210)            (14,188)           (198,812)
                                          -------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions               (9,138)          $(147,397)              3,689           $  32,769
                                          ===================================================================
ADVISER SHARES:
Shares sold                                     1           $      26                   -**         $       1
Shares issued from
  reinvested dividends                          -**                 -**                 -**                 -**
Shares redeemed*                               (1)                (19)                 (1)                (21)
                                          -------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    -**         $       7                  (1)          $     (20)
                                          ===================================================================

*Net of redemption fees, if any.

**Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

    of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Emerging Markets Funds Index.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $9,263,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(142,000), $(63,000), and $(2,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.01)%, and (0.04)%, respectively.

B.  SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment
    Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $1,105,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $4,491,000.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

    The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory Capital manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $1,165,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $504,000, $606,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $23,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.65% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2016, the Adviser Shares' expense limitation was 1.75% of its average net assets. For the year ended May 31, 2017, the Adviser Shares incurred reimbursable expenses of $10,000, of which $7,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $961,000, $606,000, and less than $500, respectively. Additionally, the Adviser Shares recorded a capital contribution and a receivable from SAS of less than $500 at May 31, 2017, for adjustments related to corrections to certain shareholder transactions.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

funds for the purpose of exercising management or control. As of May 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Cornerstone Equity                                                      1.4
Target Retirement Income                                                0.5
Target Retirement 2020                                                  0.9
Target Retirement 2030                                                  1.6
Target Retirement 2040                                                  1.9
Target Retirement 2050                                                  1.2
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 271,000 Adviser Shares, which represents 97.9% of the Adviser Shares outstanding and 0.5% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED MAY 31,
                                   ---------------------------------------------------------------------
                                       2017           2016           2015           2014            2013
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $  14.24       $  16.46       $  18.14       $  17.44        $  15.45
                                   ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .07            .11(a)         .08            .14             .17(a)
  Net realized and
    unrealized gain (loss)             3.43          (2.22)(a)      (1.52)           .65            1.96(a)
                                   ---------------------------------------------------------------------
Total from investment
  operations                           3.50          (2.11)(a)      (1.44)           .79            2.13(a)
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income                (.14)          (.11)          (.24)          (.09)           (.14)
                                   ---------------------------------------------------------------------
Net asset value at end of
  period                           $  17.60       $  14.24       $  16.46       $  18.14        $  17.44
                                   =====================================================================

Total return (%)*                     24.70         (12.77)         (7.84)          4.56           13.78
Net assets at end of
  period (000)                     $374,130       $302,012       $500,510       $503,052        $476,735
Ratios to average
  net assets:**
  Expenses(%)(b)                       1.51           1.58           1.50           1.50            1.58
  Net investment income(%)              .50            .73            .71            .83            1.00
Portfolio turnover(%)                    45             47             46             48             148(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $336,325,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                                   ---------------------------------------------------------------------
                                       2017           2016           2015           2014            2013
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $  14.21       $  16.42       $  18.10       $  17.41        $  15.45
Income (loss) from
  investment operations:
  Net investment income                 .12(a)         .18            .13            .18             .20(a)
  Net realized and
    unrealized gain (loss)             3.40(a)       (2.25)         (1.53)           .65            1.99(a)
                                   ---------------------------------------------------------------------
Total from investment
  operations                           3.52(a)       (2.07)         (1.40)           .83            2.19(a)
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income                (.18)          (.14)          (.28)          (.14)           (.23)
                                   ---------------------------------------------------------------------
Net asset value at end of
  period                           $  17.55       $  14.21       $  16.42       $  18.10        $  17.41
                                   =====================================================================
Total return (%)*                     24.93         (12.53)         (7.64)          4.82           14.18
Net assets at end of
  period (000)                     $585,468       $603,981       $637,007       $730,863        $540,580
Ratios to average
  net assets:**
  Expenses (%)(b)                      1.29           1.30           1.27           1.29            1.30
  Net investment income(%)              .75           1.11            .93           1.03            1.19
Portfolio turnover(%)                    45             47             46             48             148(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $605,829,000.
(a) Calculated using average shares. For the year ended May 31, 2017, average shares were 37,960,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                                   ---------------------------------------------------------------------
                                     2017            2016            2015           2014            2013
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $14.20          $16.40          $18.08         $17.35          $15.40
                                   ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .05             .09             .05            .09             .11
  Net realized and
    unrealized gain (loss)           3.42           (2.21)          (1.53)           .66            1.94
                                   ---------------------------------------------------------------------
Total from investment
  operations                         3.47           (2.12)          (1.48)           .75            2.05
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income              (.12)           (.08)           (.20)          (.02)           (.10)
                                   ---------------------------------------------------------------------
Redemption fees added
  to beneficial interests               -               -             .00(a)           -               -
                                   ---------------------------------------------------------------------
Net asset value at end of
  period                           $17.55          $14.20          $16.40         $18.08          $17.35
                                   =====================================================================
Total return(%)*                    24.53          (12.93)          (8.09)          4.34           13.31
Net assets at end of
  period (000)                     $4,864          $3,931          $4,560         $4,988          $4,784
Ratios to average net assets:**
Expenses(%)(b)                       1.66(e)         1.75(d)         1.79(c)        1.77            2.00
  Expenses, excluding
    reimbursements(%)(b)             1.87            1.92            1.95           1.77            2.04
  Net investment income(%)            .35             .60             .41            .57             .55
Portfolio turnover(%)                  45              47              46             48             148(f)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $4,412,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 2.00% of the Adviser Shares' average net assets.
(d) Prior to October 1, 2015, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.75% of the Adviser Shares' average net assets.
(e) Effective October 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.
(f) Reflects increased trading activity due to changes in subadvisers(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                        BEGINNING                ENDING              DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2016 -
                                     DECEMBER 1, 2016         MAY 31, 2017            MAY 31, 2017
                                     ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,163.60                  $8.15

Hypothetical
  (5% return before expenses)             1,000.00               1,017.40                   7.59

INSTITUTIONAL SHARES
Actual                                    1,000.00               1,164.10                   7.12

Hypothetical
  (5% return before expenses)             1,000.00               1,018.35                   6.64

ADVISER SHARES
Actual                                    1,000.00               1,162.60                   8.90

Hypothetical
  (5% return before expenses)             1,000.00               1,016.70                   8.30

*Expenses are equal to the annualized expense ratio of 1.51% for Fund Shares, 1.32% for Institutional Shares, and 1.65% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 16.36% for Fund Shares, 16.41% for Institutional Shares, and 16.26% for Adviser Shares for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each, a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and each of Lazard, Victory Capital, and Brandes (each, a Subadviser and together, the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2016, and was lower than the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2016, and was in the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

bottom 50% of its performance universe for the three-, five-, and ten-year periods ended December 31, 2016. The Board also took into account management's discussion of the Fund's performance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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68  | USAA EMERGING MARKETS FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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70  | USAA EMERGING MARKETS FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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72  | USAA EMERGING MARKETS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

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74  | USAA EMERGING MARKETS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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76  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   25558-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ==============================================================

       ANNUAL REPORT
       USAA GOVERNMENT SECURITIES FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    18

FINANCIAL INFORMATION

    Distributions to Shareholders                                             19

    Report of Independent Registered
      Public Accounting Firm                                                  20

    Portfolio of Investments                                                  21

    Notes to Portfolio of Investments                                         28

    Financial Statements                                                      31

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               54

ADVISORY AGREEMENT(S)                                                         56

TRUSTEES' AND OFFICERS' INFORMATION                                           61

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207214-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); mortgage-backed securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, the Federal Agricultural Mortgage Corporation (Farmer Mac), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding Corp (Pefco), and the Small Business Administration. The Fund has a target average maturity of 5-10 years. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

     [PHOTO OF DONNA J. BAGGERLY, CFA]       [PHOTO OF R. NEAL GRAVES, CFA, CPA]

     DONNA J. BAGGERLY, CFA                  R. NEAL GRAVES, CFA, CPA
     USAA Asset                              USAA Asset
     Management Company                      Management Company

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in June 2016, longer-term U.S. Treasury yields trended downward, falling to their lows during the reporting period amid a broad flight to safety following the United Kingdom's vote to leave the European Union (commonly known as Brexit). After rebounding in July 2016, longer-term U.S. Treasury yields remained rather range bound until mid-September 2016, declining after the Federal Reserve (the Fed) decided to leave short-term interest rates unchanged. U.S. Treasury yields then edged up on signals that the Fed might increase interest rates by the end of 2016. Yields surged higher after the November 2016 U.S. presidential election, reflecting the market's belief that President Trump's pledges to cut corporate taxes, decrease regulation, and increase infrastructure spending could potentially lead to stronger economic growth and higher inflation. In December 2016, the Fed did raise short-term interest rates and noted the potential to increase interest rates three times during 2017. Although longer-term U.S. Treasury yields dipped afterwards, they moved higher in early March 2017 based on optimism about the U.S. economy, signs of higher inflation, and anticipation of another Fed interest rate increase, which occurred in the middle March. U.S. Treasury yields subsequently fell in response to reserved comments from Fed officials, uncertain economic data, and concerns about the Trump administration's ability to implement its policy initiatives. Meanwhile, minutes from the Fed's May 2017 meeting revealed that policymakers had discussed how to reduce the Fed's balance sheet in an orderly way. The Fed appeared to favor a plan that would gradually decrease the reinvestment of its maturing holdings of U.S. Treasury and

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    mortgage-backed securities. For the reporting period overall, U.S. Treasury yields rose. The yield on a 10-year U.S. Treasury started the reporting period at 1.85% and finished at 2.20%. As yields rose, U.S. Treasury prices declined. (Bond prices and yields move in the opposite direction.)

    Residential mortgage interest rates, which are generally tied to the 10-year U.S. Treasury yield, also rose. The interest rate on a 15-year mortgage started the reporting period at 2.89%, peaked at 3.55% during December 2016, and ended the reporting period at 3.19%. The interest rate on a 30-year mortgage began the reporting period at 3.64%, reached 4.32% in December 2016, and closed the reporting period at 3.95%. As mortgage interest rates increased, fewer homeowners refinanced their mortgages, consequently increasing "extension risk". Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or, "extend"--and become more sensitive to upward interest rate movement. Although mortgages extended during the reporting period, they still outpaced U.S. Treasury securities, which underperformed all other fixed income asset classes.

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares,
    Adviser Shares, and R6 Shares. For the reporting period ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had a total returns of 0.62%, 0.71%, and 0.25%, respectively. This compares to a total return of 0.76% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index* (the Index), and 0.47% for the Lipper Intermediate U.S. Government Funds Index. The R6 Shares commenced operations on December 1, 2016, and from that time through May 31, 2017, had a total return of 1.62%.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund benefited from our efforts to reduce extension risk. During the reporting period, we focused most of our purchases on commercial mortgage-backed securities (CMBS), which typically do not experience extension risk. These holdings also added to the Fund's returns, as they outperformed mortgage pass-through securities (i.e., securities backed by pools of residential mortgages). Additionally, investments in asset-backed securities (ABS) were also beneficial. Furthermore, the Fund was positioned to perform well in a rising interest rate environment and it benefited from holding shorter-duration seasoned mortgage-backed securities, which it has owned for many years, rather than recently issued longer-duration 30-year mortgage-backed securities.

    We continued to diversify the Fund's holdings during the reporting period. In addition to purchases of CMBS, we increased the Fund's investments in ABS and U.S. Treasuries, all of which tend to offer more stable cash flows than mortgage-backed securities. At the same time, we continued to reduce the Fund's position in Ginnie Mae mortgage-backed securities as we sought to decrease the Fund's exposure to prepayment risk and extension risk.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    You will find a complete list of securities that the Fund owns on pages 21-27.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES)
(Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets                                  $390.9 Million       $432.5 Million
Net Asset Value Per Share                       $9.86               $10.00

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    0.62%                            1.40%                          3.70%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 5/31/17                   EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                2.21%                                       0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MAY 31, 2017

-------------------------------------------------------------------------------------------
                       TOTAL RETURN      =       DIVIDEND RETURN        +      PRICE CHANGE
-------------------------------------------------------------------------------------------
10 YEARS                  3.70%          =           3.27%              +          0.43%
5 YEARS                   1.40%          =           2.46%              +         -1.06%
1 YEAR                    0.62%          =           2.02%              +         -1.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED MAY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                       TOTAL RETURN        DIVIDEND RETURN        CHANGE IN SHARE PRICE
5/31/2008                 6.94%                 4.93%                    2.01%
5/31/2009                 8.05%                 4.63%                    3.42%
5/31/2010                 6.15%                 3.94%                    2.21%
5/31/2011                 4.93%                 3.85%                    1.08%
5/31/2012                 4.24%                 3.27%                    0.97%
5/31/2013                -0.36%                 2.72%                   -3.08%
5/31/2014                 2.20%                 2.80%                   -0.60%
5/31/2015                 2.78%                 2.58%                    0.20%
5/31/2016                 1.80%                 2.20%                   -0.40%
5/31/2017                 0.62%                 2.02%                   -1.40%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL
    RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                LIPPER INTERMEDIATE
                     USAA GOVERNMENT             U.S. GOVERNMENT
                 SECURITIES FUND SHARES        FUNDS INDEX AVERAGE
5/31/2008                4.71%                       4.10%
5/31/2009                4.29%                       3.69%
5/31/2010                3.74%                       2.92%
5/31/2011                3.72%                       2.43%
5/31/2012                3.19%                       1.99%
5/31/2013                2.84%                       1.70%
5/31/2014                2.76%                       1.56%
5/31/2015                2.54%                       1.31%
5/31/2016                2.17%                       1.40%
5/31/2017                2.04%                       1.56%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/08 through 5/31/17.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                                BLOOMBERG BARCLAYS
                  LIPPER INTERMEDIATE       U.S. AGGREGATE GOVERNMENT
                    U.S. GOVERNMENT       INTERMEDIATE & MORTGAGE-BACKED      USAA GOVERNMENT SECURITIES
                      FUNDS INDEX                SECURITIES INDEX                      FUND SHARES
05/31/07             $10,000.00                      $10,000.00                       $10,000.00
06/30/07               9,977.90                        9,982.08                         9,946.00
07/31/07              10,091.81                       10,073.14                        10,017.00
08/31/07              10,224.38                       10,201.50                        10,136.00
09/30/07              10,298.13                       10,276.27                        10,194.00
10/31/07              10,373.92                       10,362.58                        10,289.00
11/30/07              10,628.45                       10,571.96                        10,496.00
12/31/07              10,621.49                       10,603.44                        10,503.00
01/31/08              10,872.21                       10,821.26                        10,685.00
02/29/08              10,927.10                       10,870.23                        10,740.00
03/31/08              10,949.51                       10,933.71                        10,778.00
04/30/08              10,881.09                       10,880.43                        10,764.00
05/31/08              10,760.10                       10,806.48                        10,696.00
06/30/08              10,789.78                       10,819.79                        10,702.00
07/31/08              10,774.68                       10,834.16                        10,698.00
08/31/08              10,870.14                       10,948.26                        10,796.00
09/30/08              10,862.49                       11,018.88                        10,866.00
10/31/08              10,749.10                       10,952.49                        10,730.00
11/30/08              11,167.12                       11,360.19                        11,085.00
12/31/08              11,485.76                       11,578.12                        11,264.00
01/31/09              11,358.01                       11,529.18                        11,270.00
02/28/09              11,487.06                       11,558.57                        11,345.00
03/31/09              11,567.36                       11,720.64                        11,511.00
04/30/09              11,471.43                       11,701.82                        11,528.00
05/31/09              11,559.78                       11,697.19                        11,555.00
06/30/09              11,466.60                       11,690.99                        11,559.00
07/31/09              11,520.36                       11,766.62                        11,670.00
08/31/09              11,804.25                       11,843.47                        11,751.00
09/30/09              11,866.43                       11,925.63                        11,812.00
10/31/09              11,965.06                       11,984.53                        11,885.00
11/30/09              12,073.36                       12,134.97                        12,006.00
12/31/09              11,858.75                       11,940.18                        11,880.00
01/31/10              12,052.39                       12,097.38                        12,007.00
02/28/10              12,074.61                       12,133.02                        12,030.00
03/31/10              12,079.77                       12,100.09                        12,042.00
04/30/10              12,219.70                       12,179.48                        12,120.00
05/31/10              12,345.29                       12,319.89                        12,265.00
06/30/10              12,547.28                       12,470.47                        12,376.00
07/31/10              12,657.13                       12,570.27                        12,490.00
08/31/10              12,850.61                       12,650.34                        12,491.00
09/30/10              12,874.87                       12,644.66                        12,457.00
10/31/10              12,914.14                       12,728.22                        12,581.00
11/30/10              12,831.16                       12,678.20                        12,569.00
12/31/10              12,632.99                       12,555.74                        12,524.00
01/31/11              12,638.89                       12,577.59                        12,535.00
02/28/11              12,640.36                       12,577.74                        12,574.00
03/31/11              12,647.35                       12,591.92                        12,588.00
04/30/11              12,793.22                       12,722.94                        12,727.00
05/31/11              12,970.28                       12,864.64                        12,864.00
06/30/11              12,937.13                       12,866.08                        12,878.00
07/31/11              13,138.03                       13,009.54                        12,978.00
08/31/11              13,401.70                       13,195.92                        13,128.00
09/30/11              13,527.18                       13,223.99                        13,128.00
10/31/11              13,478.84                       13,211.95                        13,148.00
11/30/11              13,515.38                       13,246.07                        13,196.00
12/31/11              13,637.16                       13,327.11                        13,270.00
01/31/12              13,731.22                       13,388.80                        13,289.00
02/29/12              13,683.28                       13,364.60                        13,284.00
03/31/12              13,602.64                       13,335.97                        13,304.00
04/30/12              13,769.58                       13,440.70                        13,375.00
05/31/12              13,925.35                       13,508.56                        13,410.00
06/30/12              13,904.91                       13,506.41                        13,419.00
07/31/12              14,039.02                       13,599.43                        13,515.00
08/31/12              14,053.52                       13,609.91                        13,526.00
09/30/12              14,056.28                       13,621.78                        13,554.00
10/31/12              14,040.19                       13,599.66                        13,520.00
11/30/12              14,085.75                       13,616.26                        13,527.00
12/31/12              14,043.60                       13,611.34                        13,530.00
01/31/13              13,959.91                       13,552.18                        13,479.00
02/28/13              14,026.92                       13,603.43                        13,523.00
03/31/13              14,032.90                       13,619.28                        13,527.00
04/30/13              14,124.72                       13,684.76                        13,571.00
05/31/13              13,901.17                       13,514.61                        13,365.00
06/30/13              13,704.58                       13,396.52                        13,247.00
07/31/13              13,698.00                       13,399.72                        13,198.00
08/31/13              13,624.23                       13,349.54                        13,178.00
09/30/13              13,747.94                       13,487.85                        13,300.00
10/31/13              13,817.24                       13,556.97                        13,371.00
11/30/13              13,786.12                       13,515.70                        13,363.00
12/31/13              13,677.04                       13,431.49                        13,300.00
01/31/14              13,857.34                       13,587.32                        13,468.00
02/28/14              13,895.32                       13,624.03                        13,526.00
03/31/14              13,855.59                       13,575.04                        13,474.00
04/30/14              13,934.90                       13,659.07                        13,558.00
05/31/14              14,041.18                       13,783.36                        13,658.00
06/30/14              14,042.52                       13,790.52                        13,673.00
07/31/14              14,009.81                       13,734.30                        13,621.00
08/31/14              14,104.64                       13,838.87                        13,734.00
09/30/14              14,058.29                       13,803.14                        13,708.00
10/31/14              14,149.76                       13,916.83                        13,796.00
11/30/14              14,236.60                       13,996.59                        13,864.00
12/31/14              14,235.04                       13,986.83                        13,853.00
01/31/15              14,502.72                       14,161.86                        13,992.00
02/28/15              14,355.31                       14,085.09                        13,966.00
03/31/15              14,431.83                       14,149.31                        14,036.00
04/30/15              14,405.19                       14,145.01                        14,022.00
05/31/15              14,378.95                       14,147.45                        14,037.00
06/30/15              14,274.40                       14,068.45                        13,967.00
07/31/15              14,366.28                       14,139.55                        13,996.00
08/31/15              14,359.32                       14,149.23                        13,993.00
09/30/15              14,460.99                       14,244.35                        14,075.00
10/31/15              14,429.72                       14,223.98                        14,046.00
11/30/15              14,387.79                       14,189.73                        14,013.00
12/31/15              14,350.21                       14,173.01                        13,984.00
01/31/16              14,593.75                       14,379.10                        14,147.00
02/29/16              14,680.16                       14,442.20                        14,229.00
03/31/16              14,728.22                       14,476.57                        14,254.00
04/30/16              14,725.46                       14,485.12                        14,279.00
05/31/16              14,715.37                       14,482.52                        14,289.00
06/30/16              14,952.87                       14,647.46                        14,427.00
07/31/16              14,981.87                       14,664.14                        14,450.00
08/31/16              14,923.66                       14,636.19                        14,431.00
09/30/16              14,953.61                       14,668.23                        14,472.00
10/31/16              14,856.82                       14,612.63                        14,407.00
11/30/16              14,544.72                       14,364.87                        14,187.00
12/31/16              14,523.40                       14,362.67                        14,156.00
01/31/17              14,557.45                       14,375.77                        14,178.00
02/28/17              14,613.91                       14,429.93                        14,217.00
03/31/17              14,616.22                       14,435.70                        14,214.00
04/30/17              14,705.39                       14,519.96                        14,295.00
05/31/17              14,784.39                       14,592.43                        14,378.00

                                   [END CHART]

                       Data from 5/31/07 through 5/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGSX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets (in Millions)                    $133.6 Million       $106.7 Million
Net Asset Value Per Share                       $9.86               $10.00

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 8/07/15
    0.71%                                                      1.71%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/17               EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                 2.26%                                        0.44%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                 USAA GOVERNMENT        LIPPER INTERMEDIATE
                 SECURITIES FUND          U.S. GOVERNMENT
              INSTITUTIONAL SHARES       FUNDS INDEX AVERAGE
05/31/17               2.13%                    1.56%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for the period ending 5/31/17.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      BLOOMBERG BARCLAYS
                  U.S. AGGREGATE GOVERNMENT         USAA GOVERNMENT         LIPPER INTERMEDIATE
               INTERMEDIATE & MORTGAGE-BACKED       SECURITIES FUND           U.S. GOVERNMENT
                      SECURITIES INDEX            INSTITUTIONAL SHARES          FUNDS INDEX
07/31/15                 $10,000.00                   $10,000.00               $10,000.00
08/31/15                  10,006.84                    10,024.00                 9,995.16
09/30/15                  10,074.12                    10,083.00                10,065.92
10/31/15                  10,059.71                    10,062.00                10,044.16
11/30/15                  10,035.49                    10,049.00                10,014.97
12/31/15                  10,023.66                    10,019.00                 9,988.81
01/31/16                  10,169.42                    10,146.00                10,158.33
02/29/16                  10,214.05                    10,195.00                10,218.49
03/31/16                  10,238.35                    10,224.00                10,251.94
04/30/16                  10,244.40                    10,232.00                10,250.02
05/31/16                  10,242.56                    10,239.00                10,242.99
06/30/16                  10,359.21                    10,349.00                10,408.31
07/31/16                  10,371.01                    10,367.00                10,428.50
08/31/16                  10,351.24                    10,343.00                10,387.97
09/30/16                  10,373.90                    10,373.00                10,408.82
10/31/16                  10,334.58                    10,327.00                10,341.45
11/30/16                  10,159.35                    10,169.00                10,124.20
12/31/16                  10,157.80                    10,148.00                10,109.36
01/31/17                  10,167.06                    10,165.00                10,133.07
02/28/17                  10,205.37                    10,193.00                10,172.37
03/31/17                  10,209.45                    10,192.00                10,173.98
04/30/17                  10,269.04                    10,251.00                10,236.04
05/31/17                  10,320.29                    10,312.00                10,291.03

                                   [END CHART]

                       Data from 7/31/15 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets (in Millions)                    $6.1 Million         $5.1 Million
Net Asset Value Per Share                      $9.85                $10.00

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS             SINCE INCEPTION 8/01/10
    0.25%                            1.05%                      1.70%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 5/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED           1.72%                     SUBSIDIZED           1.92%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     0.95%                AFTER REIMBURSEMENT     0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                USAA GOVERNMENT         LIPPER INTERMEDIATE
                SECURITIES FUND        U.S. GOVERNMENT FUNDS
                ADVISER SHARES             INDEX AVERAGE
05/31/12              2.70%                    1.99%
05/31/13              2.84%                    1.70%
05/31/14              2.40%                    1.56%
05/31/15              2.26%                    1.31%
05/31/16              1.93%                    1.40%
05/31/17              1.78%                    1.56%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/12 through 5/31/17.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 BLOOMBERG BARCLAYS
                   LIPPER INTERMEDIATE      U.S. AGGREGATE  GOVERNMENT       USAA GOVERNMENT
                     U.S. GOVERNMENT      INTERMEDIATE & MORTGAGE-BACKED     SECURITIES FUND
                       FUNDS INDEX               SECURITIES INDEX             ADVISER SHARES
07/31/10                $10,000.00                $10,000.00                   $10,000.00
08/31/10                 10,152.86                 10,063.69                    10,006.00
09/30/10                 10,172.02                 10,059.17                     9,975.00
10/31/10                 10,203.06                 10,125.65                    10,060.00
11/30/10                 10,137.50                 10,085.86                    10,057.00
12/31/10                  9,980.93                  9,988.44                    10,007.00
01/31/11                  9,985.59                 10,005.82                    10,011.00
02/28/11                  9,986.75                 10,005.94                    10,049.00
03/31/11                  9,992.27                 10,017.22                    10,056.00
04/30/11                 10,107.52                 10,121.45                    10,153.00
05/31/11                 10,247.40                 10,234.18                    10,258.00
06/30/11                 10,221.22                 10,235.32                    10,275.00
07/31/11                 10,379.94                 10,349.44                    10,350.00
08/31/11                 10,588.26                 10,497.72                    10,466.00
09/30/11                 10,687.40                 10,520.05                    10,452.00
10/31/11                 10,649.21                 10,510.47                    10,474.00
11/30/11                 10,678.07                 10,537.62                    10,507.00
12/31/11                 10,774.29                 10,602.09                    10,562.00
01/31/12                 10,848.61                 10,651.16                    10,562.00
02/29/12                 10,810.73                 10,631.91                    10,565.00
03/31/12                 10,747.01                 10,609.13                    10,576.00
04/30/12                 10,878.91                 10,692.45                    10,628.00
05/31/12                 11,001.98                 10,746.43                    10,652.00
06/30/12                 10,985.83                 10,744.72                    10,644.00
07/31/12                 11,091.78                 10,818.72                    10,716.00
08/31/12                 11,103.25                 10,827.06                    10,730.00
09/30/12                 11,105.43                 10,836.50                    10,748.00
10/31/12                 11,092.71                 10,818.90                    10,707.00
11/30/12                 11,128.71                 10,832.11                    10,708.00
12/31/12                 11,095.41                 10,828.19                    10,716.00
01/31/13                 11,029.28                 10,781.13                    10,672.00
02/28/13                 11,082.23                 10,821.91                    10,702.00
03/31/13                 11,086.95                 10,834.51                    10,691.00
04/30/13                 11,159.49                 10,886.60                    10,721.00
05/31/13                 10,982.88                 10,751.25                    10,553.00
06/30/13                 10,827.55                 10,657.30                    10,467.00
07/31/13                 10,822.36                 10,659.85                    10,424.00
08/31/13                 10,764.08                 10,619.93                    10,403.00
09/30/13                 10,861.81                 10,729.96                    10,497.00
10/31/13                 10,916.56                 10,784.94                    10,549.00
11/30/13                 10,891.98                 10,752.11                    10,539.00
12/31/13                 10,805.79                 10,685.12                    10,475.00
01/31/14                 10,948.25                 10,809.09                    10,614.00
02/28/14                 10,978.25                 10,838.30                    10,658.00
03/31/14                 10,946.86                 10,799.32                    10,605.00
04/30/14                 11,009.52                 10,866.17                    10,671.00
05/31/14                 11,093.49                 10,965.04                    10,745.00
06/30/14                 11,094.55                 10,970.74                    10,754.00
07/31/14                 11,068.71                 10,926.02                    10,720.00
08/31/14                 11,143.63                 11,009.21                    10,794.00
09/30/14                 11,107.01                 10,980.78                    10,782.00
10/31/14                 11,179.27                 11,071.22                    10,848.00
11/30/14                 11,247.89                 11,134.67                    10,890.00
12/31/14                 11,246.66                 11,126.91                    10,878.00
01/31/15                 11,458.14                 11,266.15                    10,986.00
02/28/15                 11,341.68                 11,205.08                    10,974.00
03/31/15                 11,402.13                 11,256.17                    11,026.00
04/30/15                 11,381.08                 11,252.74                    11,013.00
05/31/15                 11,360.36                 11,254.69                    11,022.00
06/30/15                 11,277.75                 11,191.84                    10,954.00
07/31/15                 11,350.35                 11,248.40                    10,975.00
08/31/15                 11,344.85                 11,256.10                    10,982.00
09/30/15                 11,425.17                 11,331.77                    11,044.00
10/31/15                 11,400.47                 11,315.57                    11,019.00
11/30/15                 11,367.34                 11,288.33                    10,991.00
12/31/15                 11,337.65                 11,275.02                    10,955.00
01/31/16                 11,530.06                 11,438.97                    11,093.00
02/29/16                 11,598.33                 11,489.17                    11,143.00
03/31/16                 11,636.30                 11,516.51                    11,172.00
04/30/16                 11,634.12                 11,523.32                    11,189.00
05/31/16                 11,626.14                 11,521.24                    11,193.00
06/30/16                 11,813.79                 11,652.46                    11,299.00
07/31/16                 11,836.71                 11,665.73                    11,315.00
08/31/16                 11,790.71                 11,643.49                    11,297.00
09/30/16                 11,814.37                 11,668.98                    11,315.00
10/31/16                 11,737.91                 11,624.75                    11,262.00
11/30/16                 11,491.32                 11,427.65                    11,098.00
12/31/16                 11,474.48                 11,425.90                    11,070.00
01/31/17                 11,501.38                 11,436.32                    11,086.00
02/28/17                 11,545.99                 11,479.41                    11,114.00
03/31/17                 11,547.81                 11,484.00                    11,109.00
04/30/17                 11,618.26                 11,551.03                    11,170.00
05/31/17                 11,680.68                 11,608.68                    11,221.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND R6 SHARES (R6 SHARES)*
(Ticker Symbol: URGSX)

--------------------------------------------------------------------------------
                                                                   5/31/17
--------------------------------------------------------------------------------
Net Assets (in Millions)                                         $5.0 Million
Net Asset Value Per Share                                           $9.85

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/17
--------------------------------------------------------------------------------
                           SINCE INCEPTION 12/01/16**
                                      1.62%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 5/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED         2.30%                       SUBSIDIZED         2.32%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.37%          AFTER REIMBURSEMENT       0.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.35% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.35%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                        BLOOMBERG BARCLAYS
                   LIPPER INTERMEDIATE      USAA GOVERNMENT         U.S. AGGREGATE  GOVERNMENT
                     U.S. GOVERNMENT        SECURITIES FUND       INTERMEDIATE & MORTGAGE-BACKED
                       FUNDS INDEX             R6 SHARES                  SECURITIES INDEX
11/30/16               $10,000.00            $10,000.00                 $10,000.00
12/31/16                 9,985.34             10,009.00                   9,998.47
01/31/17                10,008.75             10,026.00                  10,007.59
02/28/17                10,047.57             10,044.00                  10,045.29
03/31/17                10,049.16             10,054.00                  10,049.31
04/30/17                10,110.47             10,112.00                  10,107.97
05/31/17                10,164.78             10,162.00                  10,158.41

                                   [END CHART]

                      Data from 11/30/16 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund R6 Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and the Bloomberg Barclays U.S. Aggregate Government intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMERCIAL MORTGAGE-BACKED SECURITIES                               38.7%
30-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                         27.4%
U.S. TREASURY SECURITIES - NOTES                                    13.7%
MUNICIPAL BONDS                                                      4.7%
COLLATERALIZED MORTGAGE OBLIGATIONS                                  4.6%
ASSET-BACKED SECURITIES                                              3.5%
OTHER U.S. GOVERNMENT SECURITIES                                     3.3%
15-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                          3.1%
MONEY MARKET INSTRUMENTS                                             0.5%
10-YEAR FIXED RATE SINGLE-FAMILY MORTGAGES*                          0.3%

                                   [END CHART]

*Combined in the Portfolio of Investments under Mortgage-Backed Pass-Through Securities, Single-Family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 21-27.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
-------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
-------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

                                QUALIFIED INTEREST
                                      INCOME
                                ------------------
                                   $11,043,000
                                ------------------

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Government Securities Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Government Securities Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ISSUES (77.4%)(a)

             MORTGAGE-BACKED PASS-THROUGH SECURITIES,
             SINGLE-FAMILY (30.8%)
$    1,699   Fannie Mae(+)                                           3.50%        5/01/2021     $  1,781
     3,390   Fannie Mae(+)                                           3.00         2/01/2027        3,510
     5,752   Fannie Mae(+)                                           3.00         2/01/2027        5,956
       880   Fannie Mae(+)                                           5.00        12/01/2035          972
       353   Fannie Mae(+)                                           5.50        11/01/2037          394
       530   Fannie Mae(+)                                           6.00         5/01/2038          600
     2,601   Fannie Mae(+)                                           4.00         8/01/2039        2,761
     4,446   Fannie Mae(+)                                           3.50         1/01/2042        4,616
     6,967   Fannie Mae(+)                                           3.50         5/01/2042        7,232
       125   Freddie Mac(+)                                          5.00         1/01/2021          131
       830   Freddie Mac(+)                                          5.50        12/01/2035          938
     1,979   Freddie Mac(+)                                          4.00         9/01/2040        2,099
     6,922   Freddie Mac(+)                                          3.50         5/01/2042        7,185
     5,607   Freddie Mac(+)                                          3.00         6/01/2042        5,668
       135   Government National Mortgage Assn. I                    5.50        12/15/2018          137
        12   Government National Mortgage Assn. I                    8.50         6/15/2021           12
        10   Government National Mortgage Assn. I                    9.00         7/15/2021           10
         6   Government National Mortgage Assn. I                    8.50         7/15/2022            6
       399   Government National Mortgage Assn. I                    6.00         8/15/2022          422
        43   Government National Mortgage Assn. I                    8.00         6/15/2023           46
       826   Government National Mortgage Assn. I                    4.50         5/15/2024          878
       859   Government National Mortgage Assn. I                    4.50         9/15/2024          913
       829   Government National Mortgage Assn. I                    4.50         9/15/2024          880
       793   Government National Mortgage Assn. I                    4.50        10/15/2024          839
       772   Government National Mortgage Assn. I                    4.50        10/15/2024          823
        52   Government National Mortgage Assn. I                    7.00         4/15/2027           53
       173   Government National Mortgage Assn. I                    7.00         5/15/2027          201
       121   Government National Mortgage Assn. I                    8.00         5/15/2027          130
        97   Government National Mortgage Assn. I                    7.50         2/15/2028          112
       356   Government National Mortgage Assn. I                    6.00         4/15/2028          408
       103   Government National Mortgage Assn. I                    6.50         5/15/2028          114
        49   Government National Mortgage Assn. I                    6.50         5/15/2028           54
         9   Government National Mortgage Assn. I                    6.75         5/15/2028           10
        46   Government National Mortgage Assn. I                    7.00         6/15/2028           47

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$       81   Government National Mortgage Assn. I                    6.50%        7/15/2028     $     93
        15   Government National Mortgage Assn. I                    7.00         7/15/2028           15
        37   Government National Mortgage Assn. I                    7.00         8/15/2028           42
        46   Government National Mortgage Assn. I                    7.00         8/15/2028           50
        51   Government National Mortgage Assn. I                    6.50         9/15/2028           56
        83   Government National Mortgage Assn. I                    7.00         9/15/2028           90
        36   Government National Mortgage Assn. I                    6.00        11/15/2028           40
       174   Government National Mortgage Assn. I                    6.50        11/15/2028          192
        11   Government National Mortgage Assn. I                    6.50         1/15/2029           12
        29   Government National Mortgage Assn. I                    6.50         1/15/2029           32
       169   Government National Mortgage Assn. I                    6.00         2/15/2029          192
        21   Government National Mortgage Assn. I                    7.50         3/15/2029           25
        42   Government National Mortgage Assn. I                    7.50         4/15/2029           46
       337   Government National Mortgage Assn. I                    7.00         5/15/2029          376
       427   Government National Mortgage Assn. I                    7.00         6/15/2029          477
       198   Government National Mortgage Assn. I                    6.00         7/15/2029          227
        96   Government National Mortgage Assn. I                    7.50        10/15/2029          110
        21   Government National Mortgage Assn. I                    7.50        10/15/2029           21
        78   Government National Mortgage Assn. I                    8.00         7/15/2030           82
        24   Government National Mortgage Assn. I                    8.00         9/15/2030           28
        14   Government National Mortgage Assn. I                    7.50        12/15/2030           15
        29   Government National Mortgage Assn. I                    7.50         1/15/2031           33
       246   Government National Mortgage Assn. I                    6.50         3/15/2031          273
        38   Government National Mortgage Assn. I                    7.00         8/15/2031           38
        85   Government National Mortgage Assn. I                    7.00         9/15/2031          102
       296   Government National Mortgage Assn. I                    6.50        10/15/2031          327
        89   Government National Mortgage Assn. I                    7.00        10/15/2031           99
        33   Government National Mortgage Assn. I                    7.50        11/15/2031           37
       185   Government National Mortgage Assn. I                    6.50         1/15/2032          205
       296   Government National Mortgage Assn. I                    6.00         5/15/2032          336
        28   Government National Mortgage Assn. I                    7.00         6/15/2032           31
       136   Government National Mortgage Assn. I                    7.00         7/15/2032          150
       300   Government National Mortgage Assn. I                    6.50         8/15/2032          335
     1,024   Government National Mortgage Assn. I                    6.50         9/15/2032        1,185
     1,010   Government National Mortgage Assn. I                    6.00         1/15/2033        1,159
       435   Government National Mortgage Assn. I                    6.00         2/15/2033          504
       288   Government National Mortgage Assn. I                    6.00         7/15/2033          332
       247   Government National Mortgage Assn. I                    6.00         9/15/2033          281
     2,822   Government National Mortgage Assn. I                    5.50        10/15/2033        3,198
     1,231   Government National Mortgage Assn. I                    5.50        12/15/2033        1,393
       584   Government National Mortgage Assn. I                    5.50         7/15/2034          668
     1,499   Government National Mortgage Assn. I                    5.50        10/15/2035        1,709
       409   Government National Mortgage Assn. I                    6.00         3/15/2037          468

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$      289   Government National Mortgage Assn. I                    6.00%        9/15/2037     $    331
       840   Government National Mortgage Assn. I                    5.50         3/15/2038          950
     1,568   Government National Mortgage Assn. I                    5.50         4/15/2038        1,782
       463   Government National Mortgage Assn. I                    6.00         5/15/2038          526
       508   Government National Mortgage Assn. I                    6.00         5/15/2038          584
       446   Government National Mortgage Assn. I                    6.00         9/15/2038          506
       575   Government National Mortgage Assn. I                    6.00        10/15/2038          653
       689   Government National Mortgage Assn. I                    6.00        12/15/2038          782
       512   Government National Mortgage Assn. I                    5.00         2/15/2039          564
     3,147   Government National Mortgage Assn. I                    5.50         6/15/2039        3,525
     4,488   Government National Mortgage Assn. I                    4.50         9/15/2039        4,871
     3,220   Government National Mortgage Assn. I                    4.50        11/15/2039        3,530
     4,776   Government National Mortgage Assn. I                    4.50        12/15/2039        5,236
    14,983   Government National Mortgage Assn. I                    4.50         2/15/2040       16,432
     3,155   Government National Mortgage Assn. I                    4.50         3/15/2040        3,409
     1,877   Government National Mortgage Assn. I                    4.50         6/15/2040        2,022
     1,297   Government National Mortgage Assn. I                    4.00         7/15/2040        1,375
     2,888   Government National Mortgage Assn. I                    4.50         7/15/2040        3,116
     1,507   Government National Mortgage Assn. I                    4.00         8/15/2040        1,601
     3,608   Government National Mortgage Assn. I                    4.00         9/15/2040        3,832
     2,916   Government National Mortgage Assn. I                    4.50         1/15/2041        3,141
        12   Government National Mortgage Assn. II                   8.00        12/20/2022           13
     1,994   Government National Mortgage Assn. II                   4.50         4/20/2024        2,118
       312   Government National Mortgage Assn. II                   8.00         8/20/2030          386
       299   Government National Mortgage Assn. II                   7.00         9/20/2030          359
       179   Government National Mortgage Assn. II                   6.00         3/20/2031          206
        65   Government National Mortgage Assn. II                   7.50         4/20/2031           80
       103   Government National Mortgage Assn. II                   6.50         5/20/2031          121
        78   Government National Mortgage Assn. II                   6.50         7/20/2031           92
       210   Government National Mortgage Assn. II                   6.50         8/20/2031          245
       312   Government National Mortgage Assn. II                   6.50         4/20/2032          368
       290   Government National Mortgage Assn. II                   6.50         6/20/2032          343
       451   Government National Mortgage Assn. II                   6.00         8/20/2032          517
       399   Government National Mortgage Assn. II                   6.00         9/20/2032          456
       388   Government National Mortgage Assn. II                   5.50         4/20/2033          438
     1,376   Government National Mortgage Assn. II                   5.00         5/20/2033        1,541
     1,698   Government National Mortgage Assn. II                   5.00         7/20/2033        1,903
       411   Government National Mortgage Assn. II                   6.00        10/20/2033          470
       346   Government National Mortgage Assn. II                   6.00        12/20/2033          370
     1,330   Government National Mortgage Assn. II                   6.00         2/20/2034        1,522
     1,285   Government National Mortgage Assn. II                   5.50         3/20/2034        1,479
     1,281   Government National Mortgage Assn. II                   6.00         3/20/2034        1,465
     1,025   Government National Mortgage Assn. II                   5.00         6/20/2034        1,148

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$      929   Government National Mortgage Assn. II                   6.50%        8/20/2034     $  1,096
       810   Government National Mortgage Assn. II                   6.00         9/20/2034          927
     2,288   Government National Mortgage Assn. II                   6.00        10/20/2034        2,619
       191   Government National Mortgage Assn. II                   6.00        11/20/2034          206
     4,750   Government National Mortgage Assn. II                   5.50         2/20/2035        5,355
     4,117   Government National Mortgage Assn. II                   5.50         4/20/2035        4,632
     1,972   Government National Mortgage Assn. II                   5.50         7/20/2035        2,221
     2,503   Government National Mortgage Assn. II                   5.00         9/20/2035        2,802
       804   Government National Mortgage Assn. II                   6.00         5/20/2036          916
       871   Government National Mortgage Assn. II                   5.50         1/20/2037          966
       584   Government National Mortgage Assn. II                   5.00         2/20/2037          633
     2,915   Government National Mortgage Assn. II                   4.00        11/20/2040        3,129
                                                                                                --------
                                                                                                 164,932
                                                                                                --------
             COLLATERALIZED MORTGAGE OBLIGATIONS (4.6%)
     5,371   Fannie Mae(+)                                           1.50         7/25/2027        5,253
     2,398   Fannie Mae(+)                                           1.38         9/25/2027        2,322
     2,133   Fannie Mae(+)                                           1.50         9/25/2027        2,061
     2,138   Fannie Mae(+)                                           1.50         9/25/2027        2,079
     2,337   Fannie Mae(+)                                           1.50        10/25/2027        2,258
     2,054   Fannie Mae(+)                                           1.32(b)      4/25/2035        2,052
     1,866   Fannie Mae(+)                                           1.32(b)      8/25/2037        1,858
     3,178   Freddie Mac(+)                                          2.00         9/15/2026        3,180
     1,282   Freddie Mac(+)                                          1.29(b)      3/15/2036        1,276
     1,980   Freddie Mac(+)                                          1.54(b)     10/15/2041        2,003
                                                                                                --------
                                                                                                  24,342
                                                                                                --------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (38.7%)
     8,351   Fannie Mae(+)                                           2.01         7/01/2019        8,389
     1,979   Fannie Mae(+)                                           2.05         7/01/2019        1,989
     2,772   Fannie Mae(+)                                           1.65         9/25/2019        2,775
     7,592   Fannie Mae(+)                                           1.50         1/01/2020        7,525
     9,948   Fannie Mae(+)                                           1.58         1/01/2020        9,879
    10,000   Fannie Mae(+)                                           2.63         9/01/2021       10,230
    21,447   Fannie Mae(+)                                           2.42        11/01/2022       21,827
     8,265   Fannie Mae(+)                                           2.50         4/01/2023        8,407
     2,151   Fannie Mae(+)                                           2.54         5/01/2023        2,193
     1,648   Fannie Mae(+)                                           3.24         7/25/2023        1,730
     5,000   Fannie Mae(+)                                           2.16        10/25/2023        4,943
     2,356   Fannie Mae(+)                                           2.71         6/25/2025        2,384
     2,469   Fannie Mae(+)                                           2.42         9/25/2026        2,478
     3,000   Freddie Mac(+)                                          4.08        11/25/2020        3,218
     8,500   Freddie Mac(+)                                          2.22        12/25/2018        8,583
     5,000   Freddie Mac(+)                                          2.86         1/25/2021        5,169
     2,250   Freddie Mac(+)                                          2.27         3/25/2022        2,274

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$    3,620   Freddie Mac(+)                                          1.69%        4/25/2022     $  3,605
     4,000   Freddie Mac(+)                                          2.72         6/25/2022        4,119
     3,000   Freddie Mac(+)                                          2.36         7/25/2022        3,038
    10,000   Freddie Mac(+)                                          2.31         8/25/2022       10,098
     5,000   Freddie Mac(+)                                          2.51        11/25/2022        5,093
     5,000   Freddie Mac(+)                                          2.64         1/25/2023        5,120
     3,000   Freddie Mac(+)                                          3.32         2/25/2023        3,178
     3,000   Freddie Mac(+)                                          2.41         3/25/2023        3,041
     5,000   Freddie Mac(+)                                          3.00         1/25/2024        5,199
    10,030   Freddie Mac(+)                                          3.49         1/25/2024       10,723
     3,000   Freddie Mac(+)                                          3.39         3/25/2024        3,193
     3,890   Freddie Mac(+)                                          2.60         1/25/2025        3,953
     3,000   Freddie Mac(+)                                          3.02         1/25/2025        3,115
    10,000   Freddie Mac(+)                                          3.28         6/25/2025       10,548
     4,781   Freddie Mac(+)                                          2.20         7/25/2025        4,753
     4,000   Freddie Mac(+)                                          3.01         7/25/2025        4,138
     3,000   Freddie Mac(+)                                          2.85         3/25/2026        3,034
     5,000   Freddie Mac(+)                                          2.53         5/25/2026        4,959
     5,000   Freddie Mac(+)                                          2.65         8/25/2026        4,994
     2,479   Freddie Mac(+)                                          3.01         8/25/2026        2,568
     4,500   Freddie Mac(+)                                          3.12         9/25/2026        4,661
                                                                                                --------
                                                                                                 207,123
                                                                                                --------
             OTHER U.S. GOVERNMENT SECURITIES (3.3%)
    18,000   Fannie Mae(+)                                           2.13         4/24/2026       17,577
                                                                                                --------
             Total U.S. Government Agency Issues (cost: $402,232)                                413,974
                                                                                                --------
             ASSET-BACKED SECURITIES (3.5%)

             ASSET-BACKED FINANCING (3.5%)
     3,550   Navient Student Loan Trust                              1.53(b)      6/25/2031        3,508
     2,000   Navient Student Loan Trust (c)                          2.07(b)      6/25/2065        2,023
     3,000   Navient Student Loan Trust (c)                          1.77(b)      3/25/2066        3,014
     4,357   Nelnet Student Loan Trust                               1.40(b)      6/25/2041        3,788
     1,578   SLM Student Loan Trust                                  1.27(b)     10/27/2025        1,574
     5,000   SLM Student Loan Trust                                  1.67(b)      6/25/2055        5,029
                                                                                                --------
                                                                                                  18,936
                                                                                                --------
             Total Asset-Backed Securities (cost: $18,929)                                        18,936
                                                                                                --------
             U.S. TREASURY SECURITIES (13.7%)(d)

             NOTES (13.7%)
     5,000   1.88%, 8/31/2017                                                                      5,010
     5,000   0.88%, 1/31/2018                                                                      4,991

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$    5,000   1.00%, 5/15/2018                                                                   $  4,991
    10,000   1.00%, 9/15/2018                                                                      9,974
     7,000   0.75%, 09/30/2018                                                                     6,958
     4,000   1.00%, 3/15/2019                                                                      3,982
     6,000   0.88%, 4/15/2019                                                                      5,957
     7,000   1.38%, 5/31/2021                                                                      6,930
     3,000   2.12%, 6/30/2021                                                                      3,056
     3,000   2.00%, 2/15/2022                                                                      3,039
     5,000   2.13%, 11/30/2023                                                                     5,053
     5,000   2.25%, 11/15/2024                                                                     5,065
     4,000   2.00%, 2/15/2025                                                                      3,975
     4,500   2.13%, 5/15/2025                                                                      4,505
                                                                                                --------
                                                                                                  73,486
                                                                                                --------
             Total U.S. Treasury Securities (cost: $73,638)                                       73,486
                                                                                                --------
             MUNICIPAL BONDS (4.7%)

             AIRPORT/PORT (0.9%)
     5,000   Port Auth. of New York & New Jersey                     2.53%       10/15/2020        5,091
                                                                                                --------
             APPROPRIATED DEBT (0.6%)
     3,000   Kansas Dev. Finance Auth.                               3.94         4/15/2026        3,150
                                                                                                --------
             GENERAL OBLIGATION (3.2%)
     5,000   State of California                                     1.75        11/01/2017        5,014
     5,000   State of Connecticut                                    2.92         8/01/2023        5,055
     3,000   State of Texas                                          2.83        10/01/2025        3,027
     4,000   State of Texas                                          3.01        10/01/2026        4,065
                                                                                                --------
                                                                                                  17,161
                                                                                                --------
             Total Municipal Bonds (cost: $25,121)                                                25,402
                                                                                                --------

             MONEY MARKET INSTRUMENTS (0.5%)

             REPURCHASE AGREEMENTS (0.5%)
     2,924   Credit Agricole Corp. Inv. Bank, 0.80%, acquired
               5/31/2017 and due on 6/01/2017 at $2,924
               (collateralized by $39,477 of Freddie Mac(a, +),
               1.77% - 5.60%, due 11/01/2027 - 3/01/2043; market
               value $2,982) (cost: $2,924)                                                        2,924
                                                                                                --------
             TOTAL INVESTMENTS (COST: $522,844)                                                 $534,722
                                                                                                ========

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1           LEVEL 2       LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Government Agency Issues                 $     -          $413,974           $ -           $413,974
Asset-Backed Securities                             -            18,936             -             18,936
U.S. Treasury Securities                       73,486                 -             -             73,486
Municipal Bonds                                     -            25,402             -             25,402
Money Market Instruments:
  Repurchase Agreements                             -             2,924             -              2,924
--------------------------------------------------------------------------------------------------------
Total                                         $73,486          $461,236           $ -           $534,722
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

o   SPECIFIC NOTES

    (a) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie
        Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home
        Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal
        National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S.
        Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2017.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    See accompanying notes to financial statements.

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $522,844)             $534,722
   Cash                                                                            48
   Receivables:
       Capital shares sold                                                         82
       USAA Asset Management Company (Note 7C)                                     10
       Interest                                                                 1,390
                                                                             --------
           Total assets                                                       536,252
                                                                             --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                    375
       Dividends on capital shares                                                 83
   Accrued management fees                                                         56
   Accrued transfer agent's fees                                                   10
   Other accrued expenses and payables                                            108
                                                                             --------
           Total liabilities                                                      632
                                                                             --------
              Net assets applicable to capital shares outstanding            $535,620
                                                                             ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                           $525,350
   Undistributed Net Investment Income                                             34
   Accumulated net realized loss on investments                                (1,642)
   Net unrealized appreciation of investments                                  11,878
                                                                             --------
              Net assets applicable to capital shares outstanding            $535,620
                                                                             ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $390,897/39,657 capital shares
           outstanding, no par value)                                        $   9.86
                                                                             ========
       Institutional Shares (net assets of $133,607/13,553 capital shares
           outstanding, no par value)                                        $   9.86
                                                                             ========
       Adviser Shares (net assets of $6,089/618 capital shares outstanding,
           no par value)                                                     $   9.85
                                                                             ========
       R6 Shares (net assets of $5,027/510 capital shares outstanding,
           no par value)                                                     $   9.85
                                                                             ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                           $13,558
                                                                             -------
EXPENSES
   Management fees                                                               691
   Administration and servicing fees:
       Fund Shares                                                               623
       Institutional Shares                                                      118
       Adviser Shares                                                              8
       R6 Shares*                                                                  1
   Transfer agent's fees:
       Fund Shares                                                               520
       Institutional Shares                                                      118
       Adviser Shares                                                              1
   Distribution and service fees (Note 7E):
       Adviser Shares                                                             13
   Custody and accounting fees:
       Fund Shares                                                               108
       Institutional Shares                                                       30
       Adviser Shares                                                              2
   Postage:
       Fund Shares                                                                41
       Institutional Shares                                                        1
   Shareholder reporting fees:
       Fund Shares                                                                26
       Institutional Shares                                                        1
   Trustees' fees                                                                 31
   Registration fees:
       Fund Shares                                                                28
       Institutional Shares                                                       21
       Adviser Shares                                                             18
       R6 Shares*                                                                 21
   Professional fees                                                              98
   Other                                                                          23
                                                                             -------
           Total expenses                                                      2,542

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================


   Expenses reimbursed:
       Adviser Shares                                                        $    (9)
       R6 Shares*                                                                (19)
                                                                             -------
           Net expenses                                                        2,514
                                                                             -------
NET INVESTMENT INCOME                                                         11,044
                                                                             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain                                                                6
  Change in net unrealized appreciation/(depreciation)                        (8,036)
                                                                             -------
          Net realized and unrealized loss                                    (8,030)
                                                                             -------
  Increase in net assets resulting from operations                           $ 3,014
                                                                             =======

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------------------------
                                                                                          2017              2016
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $ 11,044            $ 10,945
   Net realized gain (loss) on investments                                                 6                 (26)
   Change in net unrealized appreciation (depreciation)
       of investments                                                                 (8,036)             (1,458)
                                                                                    ----------------------------
       Increase in net assets resulting from operations                                3,014               9,461
                                                                                    ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                    (8,434)             (9,369)
       Institutional Shares*                                                          (2,507)             (1,540)
       Adviser Shares                                                                    (93)                (98)
       R6 Shares**                                                                       (55)                  -
                                                                                    ----------------------------
            Distributions to shareholders                                            (11,089)            (11,007)
                                                                                    ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                       (35,121)             (1,162)
   Institutional Shares*                                                              28,494             106,430
   Adviser Shares                                                                      1,071                  (8)
   R6 Shares**                                                                         5,000                   -
                                                                                    ----------------------------
       Total net increase (decrease) in net assets
            from capital share transactions                                             (556)            105,260
                                                                                    ----------------------------
   Net increase (decrease) in net assets                                              (8,631)            103,714
NET ASSETS
   Beginning of year                                                                 544,251             440,537
                                                                                    ----------------------------
   End of year                                                                      $535,620            $544,251
                                                                                    ============================
Undistributed net investment income:
   End of year                                                                      $     34            $     45
                                                                                    ============================

*Institutional Shares commenced operations on August 7, 2015.

**R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Government Securities Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of four classes of shares: Government Securities Fund Shares (Fund Shares), Government Securities Fund Institutional Shares (Institutional Shares), Government Securities Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Government Securities Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3.  Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2017, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $4,000, which represents 0.7% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for pay-down gains and losses adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase undistributed net investment income and accumulated net realized loss on investments by $34,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                              2017                 2016
                                          --------------------------------
Ordinary income*                          $11,089,000          $11,007,000

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                            $   117,000
Accumulated capital and other losses                       (1,642,000)
Unrealized appreciation of investments                     11,878,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had net capital loss carryforwards of $1,642,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                 CAPITAL LOSS CARRYFORWARDS
                          ----------------------------------------
                                        TAX CHARACTER
                          ----------------------------------------
                          (NO EXPIRATION)                 BALANCE
                          ---------------               ----------
                            Short-Term                  $1,533,000
                             Long-Term                     109,000
                                                        ----------
                                 Total                  $1,642,000
                                                        ==========

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $97,799,000 and $96,826,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $522,844,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $14,501,000 and $2,623,000, respectively, resulting in net unrealized appreciation of $11,878,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. As of May 31, 2017, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                         YEAR ENDED             YEAR ENDED
                                                        MAY 31, 2017           MAY 31, 2016
----------------------------------------------------------------------------------------------
                                                  SHARES     AMOUNT       SHARES        AMOUNT
                                                  --------------------------------------------
FUND SHARES:
Shares sold                                        5,118    $ 50,839         7,079    $ 70,546
Shares issued from reinvested dividends              776       7,700           849       8,463
Shares redeemed                                   (9,478)    (93,660)       (8,050)    (80,171)
                                                  --------------------------------------------
Net decrease from capital
  share transactions                              (3,584)   $(35,121)         (122)   $ (1,162)
                                                  ============================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                        3,390    $ 33,537        11,176    $111,502
Shares issued from reinvested dividends              251       2,485           145       1,451
Shares redeemed                                     (754)     (7,528)         (655)     (6,523)
                                                  --------------------------------------------
Net increase from capital
  share transactions                               2,887    $ 28,494        10,666    $106,430
                                                  ============================================
ADVISER SHARES:
Shares sold                                          122    $  1,203             4    $     42
Shares issued from reinvested dividends                1           8             -*          4
Shares redeemed**                                    (14)       (140)           (5)        (54)
                                                  --------------------------------------------
Net increase (decrease) from capital
  share transactions                                 109    $  1,071            (1)   $     (8)
                                                  ============================================
R6 SHARES
(COMMENCED ON DECEMBER 1, 2016):
Shares sold                                          510    $  5,000             -    $      -
Shares issued from reinvested dividends                -           -             -           -
Shares redeemed                                        -           -             -           -
                                                  --------------------------------------------
Net increase from capital
  share transactions                                 510    $  5,000             -    $      -
                                                  ============================================

*Represents less than 500 shares.

**Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index measures the total return performance of funds tracked by Lipper that invest 65% of fund assets in securities issued or guaranteed by the U.S. government, its agency, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

    For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 20 to 50                                +/- 4
+/- 51 to 100                               +/- 5
+/- 101 and greater                         +/- 6

 (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $691,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $14,000, $2,000, $(2,000), and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were less than 0.01%, 0.01%, (0.03)%, and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended May 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $623,000, $118,000, $8,000, and $1,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 0.75% and 0.35%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, (and for the period from December 1, 2016, to May 31, 2017, for the R6 Shares), the Fund incurred reimbursable expenses from the Manager for the Adviser Shares and R6 Shares of $9,000, and $19,000, respectively, of which $10,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2017 (and for the period from December 1, 2016, to May 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $520,000, $118,000, $1,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                2.9
Target Retirement Income                                                9.5
Target Retirement 2020                                                  8.1
Target Retirement 2030                                                  4.3

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 487,000 Adviser Shares and 510,000 R6 Shares, which represents 78.8% of the Adviser Shares outstanding, 100.0% of the R6 Shares outstanding, and 1.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                   ----------------------------------------------------------------------
                                       2017            2016           2015            2014           2013
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $  10.00        $  10.04       $  10.02        $  10.08       $  10.40
                                   ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .20             .22            .25             .28            .29
  Net realized and
    unrealized gain (loss)             (.14)           (.04)           .03            (.06)          (.32)
                                   ----------------------------------------------------------------------
Total from investment
  operations                            .06             .18            .28             .22           (.03)
                                   ----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.20)           (.22)          (.26)           (.28)          (.29)
                                   ----------------------------------------------------------------------
Net asset value at end
  of period                        $   9.86        $  10.00       $  10.04        $  10.02       $  10.08
                                   ======================================================================
Total return (%)*                       .62            1.80           2.78            2.20           (.36)
Net assets at end
  of period (000)                  $390,897        $432,471       $435,421        $451,688       $553,495
Ratios to average
  net assets:**
  Expenses (%)(a)                       .48             .51            .51             .47            .41
  Net investment income (%)            2.02            2.17           2.52            2.78           2.77
Portfolio turnover (%)                   18              14             15               0             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $415,070,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -               -              -            (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED             PERIOD ENDED
                                                                 MAY 31,                 MAY 31,
                                                                -----------------------------------
                                                                   2017                     2016***
                                                                -----------------------------------
Net asset value at beginning of period                          $  10.00                $   9.94
                                                                --------------------------------
Income (loss) from investment operations:
  Net investment income                                              .21                     .18
  Net realized and unrealized gain (loss)                           (.14)                    .06
                                                                --------------------------------
Total from investment operations                                     .07                     .24
                                                                --------------------------------
Less distributions from:
  Net investment income                                             (.21)                   (.18)
                                                                --------------------------------
Net asset value at end of period                                $   9.86                $  10.00
                                                                ================================
Total return (%)*                                                    .71                    2.39
Net Assets at end of period (000)                               $133,607                $106,692
Ratios to average net assets:**
  Expenses (%)                                                       .40                     .44(a)
  Expenses, excluding reimbursements (%)                             .40                     .44(a)
  Net investment income (%)                                         2.12                    2.16(a)
Portfolio turnover (%)                                                18                      14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $118,067,000.
*** Institutional Shares commenced operations on August 7, 2015
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                   ---------------------------------------------------------------------
                                     2017            2016            2015            2014           2013
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $10.00          $10.04          $10.01          $10.07         $10.40
                                   ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .17             .19             .22             .24            .24
  Net realized and
    unrealized gain (loss)           (.15)           (.04)            .04            (.06)          (.33)
                                   ---------------------------------------------------------------------
Total from investment
  operations                          .02             .15             .26             .18           (.09)
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)           (.19)           (.23)           (.24)          (.24)
Redemption fees added to
  beneficial interests                  -               -             .00(a)            -              -
                                   ---------------------------------------------------------------------
Net asset value at
  end of period                    $ 9.85          $10.00          $10.04          $10.01         $10.07
                                   =====================================================================
Total return (%)*                     .25            1.55            2.58            1.83           (.94)
Net assets at
  end of period (000)              $6,089          $5,088          $5,116          $5,162         $5,150
Ratios to average
  net assets:**
  Expenses (%)(c)                     .75             .75             .80(b)          .84            .90
  Expenses, excluding
    reimbursements (%)(c)             .93             .95            1.05             .84           1.06
  Net investment income (%)          1.76            1.93            2.22            2.41           2.28
Portfolio turnover (%)                 18              14              15               0             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $5,296,000.
(a) Represents less than $0.01 per share.
(b) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 0.90% of their average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -               -               -            (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

52  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                            PERIOD ENDED
                                                                                               MAY 31,
                                                                                               2017***
                                                                                            ------------
Net Asset value at beginning of period                                                          $ 9.80
                                                                                                ------
Income from investment operations:
  Net investment income                                                                            .11
  Net realized and unrealized gain                                                                 .05
                                                                                                ------
Total from investment operations                                                                   .16
                                                                                                ------
Less distributions from:
  Net investment income                                                                           (.11)
                                                                                                ------
Net asset value at end of period                                                                $ 9.85
                                                                                                ======
Total return (%)*                                                                                 1.62
Net assets at end of period (000)                                                               $5,027
Ratios to average net assets:**
  Expenses (%)(a)                                                                                  .35
  Expenses, excluding reimbursements (%)(a)                                                       1.12
  Net Investment Income (%)                                                                       2.22
Portfolio turnover (%)                                                                              18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $4,995,000.
*** R6 Shares commenced operations on December 1, 2016
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

54  | USAA GOVERNMENT SECURITIES FUND

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                 ENDING             DURING PERIOD*
                                        ACCOUNT VALUE            ACCOUNT VALUE        DECEMBER 1, 2016 -
                                       DECEMBER 1, 2016          MAY 31, 2017            MAY 31, 2017
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,013.50                   $2.46

Hypothetical
 (5% return before expenses)                1,000.00               1,022.49                    2.47

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,014.00                    1.96

Hypothetical
 (5% return before expenses)                1,000.00               1,022.99                    1.97

ADVISER SHARES
Actual                                      1,000.00               1,011.20                    3.76

Hypothetical
 (5% return before expenses)                1,000.00               1,021.19                    3.78

R6 SHARES**
Actual                                      1,000.00               1,016.20                    1.75

Hypothetical
 (5% return before expenses)                1,000.00               1,023.06                    1.76

*Expenses are equal to the annualized expense ratio of 0.49% for Fund Shares, 0.39% for Institutional Shares, 0.75% for Adviser Shares, and 0.35% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period) or 181 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 1.35% for Fund Shares, 1.40% for Institutional Shares, 1.12% for Adviser Shares, and 1.62% for R6 Shares, for the six-month period of December 1, 2016, through May 31, 2017.

**R6 Shares commenced operations on December 1, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

56  | USAA GOVERNMENT SECURITIES FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that

================================================================================

58  | USAA GOVERNMENT SECURITIES FUND

================================================================================

the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and was above the average of its performance universe and lower than its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-, three-, and five-year periods ended December 31, 2016, and was in the top 20% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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60  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

62  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA GOVERNMENT SECURITIES FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                        TRUSTEES' AND OFFICERS' INFORMATION | 67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

68  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23413-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

 ==============================================================

     ANNUAL REPORT
     USAA GROWTH AND TAX STRATEGY FUND
     MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON FINANCIAL [PHOTO OF BROOKS ENGLEHARDT] MATTERS. AN INVESTMENT PLAN ... CAN HELP YOU
STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

SHAREHOLDER VOTING RESULTS                                                   11

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered
      Public Accounting Firm                                                 13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        41

    Financial Statements                                                     45

    Notes to Financial Statements                                            48

EXPENSE EXAMPLE                                                              64

ADVISORY AGREEMENT(S)                                                        66

TRUSTEES' AND OFFICERS' INFORMATION                                          74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207215-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments (50%-70%) and the remainder in blue chip stocks (30%-50%). The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                   Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                            CHRISTOPHER A. FRONK, CFA
    DALE R. HOFFMANN                                JACOB C. WEAVER, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal yields rose, causing municipal bond prices to fall, during the reporting period ended May 31, 2017. In June 2016, municipal yields dropped, and the 30-year municipal yield fell below 2% in early July 2016. After remaining rather range-bound through the rest of the summer, municipal yields began to increase during September 2016. They continued to increase after the November 2016 U.S. presidential election, as investors shifted into riskier asset classes on expectations that the new administration's pledges to cut taxes, decrease regulation, and increase infrastructure spending could drive stronger economic growth and increase inflation. However, mid-March 2017, market sentiment reversed amid uncertainty about the administration's ability to implement its policy agenda. Municipal yields fell and continued to decline through the end of the reporting period. The 30-year municipal yield, which began the reporting period at 2.45%, finished at 2.74%. Overall, supply-and-demand conditions helped to support the municipal bond market. Except in the final two months of 2016, demand was strong with the available supply quickly digested by the market.

    U.S. stocks generated solid gains during the reporting period. For the first few months, U.S. stocks traded in a rather narrow range amid mixed economic data and uncertainty about Federal Reserve (the Fed) monetary policy. In October 2016, stocks trended lower on signs that the Fed was on track for an interest rate increase later in 2016 and on

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    concern about the outcome of the U.S. presidential election. Stocks rallied powerfully after the election, reaching record highs, and continued advancing into mid-March 2017. As investors appeared to recalibrate their expectations about the speed at which the administration could move its agenda through Congress, they generally rotated out of stocks that might benefit from tax cuts, regulatory reform, and increased infrastructure spending, and shifted into sectors, such as information technology, that might perform well because of stronger economic growth. This trend continued into the end of the reporting period. In this environment, all but one of the 11 sectors in the S&P 500(R) Index (the Index) recorded positive returns. Information technology, financials, health care, consumer discretionary, and industrials sectors posted double-digit gains. The performance of the real estate sector was flat, while the telecommunications services, materials, and utilities sectors generated the weakest positive returns in the Index.

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund had a total return of 7.88% for the reporting period ended May 31, 2017. This compares to a total return of 17.46% for the Index, 1.46% for the Bloomberg Barclays Municipal Bond Index*, and 9.08% for the Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) serves as subadviser to the Fund. The investment adviser and the subadviser

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    During the reporting period, the municipal bond portion of the Fund benefited from our focus on income generation. As part of our investment approach, we seek to maximize tax-free income without taking undue risk. The long-term income distribution provided by the municipal bond portion of the Fund, rather than its price appreciation, accounts for most of its total return. To identify attractive opportunities, we worked with our in-house team of analysts, who conduct independent research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential pitfalls. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    The equity portion of the Fund produced a positive return, close to the 17.46% return of the Index. Stock selection added to results as we sought to match the Index's performance. In addition, because the equity portfolio's sector exposures are similar to those of the Index, the relative strength or weakness of certain sectors did not have an outsized impact on portfolio returns. In keeping with our investment process, we sought to limit short-term and long-term capital gains. Our objective is to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, thereby offsetting realized capital gains. As always, we continued to manage the portfolio's "active risk" (the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency). The equity

================================================================================

4  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    portion of the Fund also continued to receive dividend income from its stock holdings. Due to solid dividend growth of S&P 500(R) Index-listed companies, it maintained a dividend yield similar to prior reporting periods.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND)
(Ticker Symbol: USBLX)

--------------------------------------------------------------------------------
                                      5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                        $391.0 Million               $327.3 Million
Net Asset Value Per Share             $18.76                       $17.79

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
       1 YEAR                      5 YEARS                        10 YEARS
       7.88%                        8.67%                           5.28%

--------------------------------------------------------------------------------
       30-DAY SEC YIELD* AS OF 5/31/17       EXPENSE RATIO AS OF 5/31/16**
--------------------------------------------------------------------------------
                   1.84%                                0.87%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                       BLOOMBERG BARCLAYS
                                                                   USAA GROWTH AND       MUNICIPAL BOND
                      S&P 500 INDEX         COMPOSITE INDEX       TAX STRATEGY FUND          INDEX
05/31/07               $10,000.00             $10,000.00             $10,000.00            $10,000.00
06/30/07                 9,833.87               9,912.26               9,887.00              9,948.18
07/31/07                 9,528.97               9,799.96               9,757.00             10,025.30
08/31/07                 9,671.81               9,807.37               9,778.00              9,982.05
09/30/07                10,033.52              10,052.36              10,036.00             10,129.75
10/31/07                10,193.13              10,173.80              10,125.00             10,174.91
11/30/07                 9,766.99               9,984.26               9,891.00             10,239.79
12/31/07                 9,699.23               9,952.03               9,814.00             10,268.21
01/31/08                 9,117.45               9,726.73               9,551.00             10,397.69
02/29/08                 8,821.26               9,349.93               9,115.00              9,921.66
03/31/08                 8,783.17               9,417.16               9,250.00             10,205.24
04/30/08                 9,210.94               9,708.74               9,535.00             10,324.66
05/31/08                 9,330.25               9,832.89               9,619.00             10,387.08
06/30/08                 8,543.67               9,392.60               9,167.00             10,269.84
07/31/08                 8,471.85               9,322.45               9,097.00             10,308.88
08/31/08                 8,594.40               9,425.22               9,230.00             10,429.52
09/30/08                 7,828.57               8,743.86               8,547.00              9,940.43
10/31/08                 6,513.78               7,882.03               7,683.00              9,838.96
11/30/08                 6,046.39               7,530.21               7,371.00              9,870.25
12/31/08                 6,110.72               7,581.64               7,330.00             10,014.15
01/31/09                 5,595.67               7,476.28               7,237.00             10,380.69
02/28/09                 4,999.86               7,158.94               6,980.00             10,435.23
03/31/09                 5,437.82               7,443.23               7,225.00             10,437.14
04/30/09                 5,958.27               7,923.03               7,637.00             10,645.64
05/31/09                 6,291.53               8,246.95               7,947.00             10,758.26
06/30/09                 6,304.01               8,198.88               7,927.00             10,657.47
07/31/09                 6,780.83               8,573.13               8,270.00             10,835.78
08/31/09                 7,025.65               8,830.42               8,488.00             11,021.03
09/30/09                 7,287.81               9,209.38               8,919.00             11,416.54
10/31/09                 7,152.43               8,994.16               8,707.00             11,176.89
11/30/09                 7,581.45               9,241.93               8,964.00             11,269.25
12/31/09                 7,727.89               9,391.64               9,094.00             11,307.33
01/31/10                 7,449.89               9,255.38               8,961.00             11,366.22
02/28/10                 7,680.67               9,429.60               9,138.00             11,476.39
03/31/10                 8,144.16               9,691.17               9,392.00             11,448.91
04/30/10                 8,272.74               9,819.23               9,511.00             11,588.05
05/31/10                 7,612.15               9,447.07               9,153.00             11,674.96
06/30/10                 7,213.67               9,199.71               8,921.00             11,681.90
07/31/10                 7,719.08               9,562.70               9,259.00             11,827.57
08/31/10                 7,370.61               9,469.97               9,191.00             12,098.36
09/30/10                 8,028.40               9,888.49               9,561.00             12,079.46
10/31/10                 8,333.87              10,057.45               9,705.00             12,046.00
11/30/10                 8,334.94               9,904.25               9,561.00             11,805.12
12/31/10                 8,891.98              10,096.83               9,742.00             11,576.36
01/31/11                 9,102.73              10,139.49               9,772.00             11,491.08
02/28/11                 9,414.58              10,372.14              10,024.00             11,674.01
03/31/11                 9,418.33              10,350.93              10,002.00             11,635.11
04/30/11                 9,697.25              10,595.06              10,239.00             11,843.48
05/31/11                 9,587.48              10,651.14              10,301.00             12,045.86
06/30/11                 9,427.67              10,598.14              10,245.00             12,087.89
07/31/11                 9,235.96              10,552.43              10,214.00             12,211.25
08/31/11                 8,734.24              10,338.95              10,021.00             12,420.16
09/30/11                 8,120.24              10,038.18              9,828.00              12,548.56
10/31/11                 9,007.72              10,539.73              10,279.00             12,501.90
11/30/11                 8,987.82              10,550.37              10,294.00             12,575.76
12/31/11                 9,079.75              10,689.42              10,461.00             12,815.00
01/31/12                 9,486.67              11,109.13              10,860.00             13,111.36
02/29/12                 9,896.89              11,346.36              11,095.00             13,124.29
03/31/12                10,222.59              11,464.01              11,230.00             13,039.01
04/30/12                10,158.42              11,498.06              11,269.00             13,189.43
05/31/12                 9,547.89              11,204.30              11,033.00             13,298.92
06/30/12                 9,941.29              11,415.53              11,230.00             13,284.64
07/31/12                10,079.36              11,597.45              11,397.00             13,495.19
08/31/12                10,306.38              11,742.53              11,531.00             13,510.55
09/30/12                10,572.71              11,911.81              11,688.00             13,592.16
10/31/12                10,377.49              11,868.11              11,624.00             13,630.52
11/30/12                10,437.70              12,041.03              11,759.00             13,855.07
12/31/12                10,532.83              12,024.35              11,719.00             13,683.83
01/31/13                11,078.38              12,385.30              12,040.00             13,740.82
02/28/13                11,228.77              12,475.98              12,145.00             13,782.44
03/31/13                11,649.88              12,663.30              12,343.00             13,723.00
04/30/13                11,874.34              12,859.03              12,521.00             13,873.43
05/31/13                12,152.10              12,927.42              12,585.00             13,703.96
06/30/13                11,988.91              12,602.09              12,294.00             13,315.92
07/31/13                12,598.96              12,822.28              12,562.00             13,199.50
08/31/13                12,234.07              12,542.05              12,278.00             13,011.13
09/30/13                12,617.73              12,903.75              12,612.00             13,291.17
10/31/13                13,197.73              13,205.72              12,930.00             13,396.17
11/30/13                13,599.92              13,371.69              13,110.00             13,368.56
12/31/13                13,944.22              13,516.05              13,262.00             13,334.42
01/31/14                13,462.11              13,450.19              13,188.00             13,594.20
02/28/14                14,077.92              13,851.07              13,541.00             13,753.60
03/31/14                14,196.25              13,936.77              13,620.00             13,776.73
04/30/14                14,301.19              14,042.24              13,752.00             13,942.25
05/31/14                14,636.90              14,319.61              13,959.00             14,121.78
06/30/14                14,939.26              14,454.43              14,103.00             14,134.02
07/31/14                14,733.24              14,347.84              14,020.00             14,158.91
08/31/14                15,322.64              14,692.70              14,303.00             14,330.42
09/30/14                15,107.76              14,617.72              14,227.00             14,344.98
10/31/14                15,476.77              14,804.63              14,419.00             14,443.31
11/30/14                15,893.01              15,009.07              14,604.00             14,468.34
12/31/14                15,852.98              15,032.55              14,652.00             14,541.24
01/31/15                15,377.08              14,938.47              14,601.00             14,798.98
02/28/15                16,260.83              15,285.36              14,863.00             14,646.37
03/31/15                16,003.67              15,194.22              14,786.00             14,688.67
04/30/15                16,157.20              15,217.51              14,777.00             14,611.56
05/31/15                16,364.97              15,276.33              14,820.00             14,571.16
06/30/15                16,048.17              15,107.97              14,658.00             14,557.97
07/31/15                16,384.40              15,291.83              14,863.00             14,663.38
08/31/15                15,395.87              14,848.78              14,487.00             14,692.21
09/30/15                15,014.92              14,692.93              14,369.00             14,798.57
10/31/15                16,281.49              15,309.64              14,919.00             14,857.46
11/30/15                16,329.91              15,356.18              14,997.00             14,916.49
12/31/15                16,072.36              15,280.10              14,975.00             15,021.35
01/31/16                15,274.78              14,984.92              14,724.00             15,200.61
02/29/16                15,254.17              14,949.70              14,715.00             15,224.42
03/31/16                16,288.98              15,475.48              15,213.00             15,272.70
04/30/16                16,352.13              15,603.60              15,318.00             15,385.04
05/31/16                16,645.79              15,772.82              15,501.00             15,426.66
06/30/16                16,688.92              15,868.62              15,718.00             15,672.03
07/31/16                17,304.22              16,173.70              15,963.00             15,681.55
08/31/16                17,328.51              16,238.37              15,990.00             15,702.76
09/30/16                17,331.79              16,219.75              15,930.00             15,624.42
10/31/16                17,015.64              16,012.07              15,665.00             15,460.39
11/30/16                17,645.81              16,039.55              15,533.00             14,883.85
12/31/16                17,994.60              16,233.39              15,777.00             15,058.62
01/31/17                18,335.89              16,436.21              15,946.00             15,157.91
02/28/17                19,063.93              16,763.52              16,300.00             15,263.18
03/31/17                19,086.17              16,820.29              16,331.00             15,296.23
04/30/17                19,282.19              16,961.26              16,464.00             15,407.21
05/31/17                19,553.54              17,178.78              16,723.00             15,651.76

                                 [END OF CHART]

                       Data from 5/31/07 through 5/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the return of an index or indexes with similar asset allocations.

o The unmanaged S&P 500(R) Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Bond Funds Index tracks the total return performance of the funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 500(R) Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500(R) Index.

o The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                       o TOP 10 INDUSTRIES - 5/31/17 o
                              (% of Net Assets)

Pharmaceuticals ..........................................................  2.4%
Internet Software & Services .............................................  2.4%
Diversified Banks ........................................................  2.4%
Technology Hardware, Storage, & Peripherals ..............................  2.2%
Systems Software .........................................................  1.6%
Semiconductors ...........................................................  1.5%
Internet & Direct Marketing Retail .......................................  1.4%
Integrated Oil & Gas .....................................................  1.3%
Biotechnology ............................................................  1.3%
Data Processing & Outsourced Services ....................................  1.3%

                    o TOP 5 TAX-EXEMPT BONDS - 5/31/17 o
                              (% of Net Assets)

Port of Port Arthur Navigation District ..................................  1.5%
Lewisville ...............................................................  1.5%
Health Care Facilities Auth. .............................................  1.3%
Health Care Facilities Auth. .............................................  1.0%
Oneida County IDA ........................................................  0.9%

                    o TOP 5 BLUE CHIP STOCKS - 5/31/17 o
                              (% of Net Assets)

Apple, Inc. ..............................................................  1.9%
Microsoft Corp. ..........................................................  1.2%
Amazon.com, Inc. .........................................................  1.0%
Facebook, Inc. "A" .......................................................  0.8%
Johnson & Johnson ........................................................  0.8%

You will find a complete list of securities that the Fund owns on pages 14-40.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

BLUE CHIP STOCKS                                                           48.6%
TAX-EXEMPT BONDS                                                           47.3%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         4.4%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                               0.3%
U.S. TREASURY BILLS                                                         0.1%
RIGHTS**                                                                    0.0%

                                   [END CHART]

 * Does not include futures
** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                 352,502,522
Jefferson C. Boyce                    9,717,710,105                 348,909,798
Dawn M. Hawley                        9,714,577,808                 352,042,095
Paul L. McNamara                      9,668,206,065                 398,413,838
Richard Y. Newton III                 9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                 350,818,472
Michael F. Reimherr                   9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

       DIVIDEND RECEIVED
      DEDUCTION (CORPORATE           TAX-EXEMPT           QUALIFIED INTEREST
        SHAREHOLDERS)(1)            INCOME(1,2)                INCOME
      ----------------------------------------------------------------------
            100.00%                    70.46%                  $5,000
      ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (51.7%)

            TAX-EXEMPT BONDS (47.3%)

            ALABAMA (0.3%)
$  1,000    Lower Alabama Gas District                               5.00%        9/01/2046     $  1,250
                                                                                                --------
            ARIZONA (0.6%)
   1,300    Phoenix IDA                                              5.00         7/01/2046        1,393
   1,000    Student and Academic Service, LLC (INS)                  5.00         6/01/2044        1,127
                                                                                                --------
                                                                                                   2,520
                                                                                                --------
            CALIFORNIA (3.5%)
   1,200    Jurupa Public Financing Auth.                            5.00         9/01/2042        1,356
   2,000    Monterey Peninsula USD (INS)(PRE)                        5.50         8/01/2034        2,361
   1,000    State                                                    5.00         2/01/2043        1,134
   1,000    State                                                    5.00         8/01/2045        1,162
   1,000    Statewide Communities Dev. Auth. (INS)                   5.00        11/15/2049        1,132
   1,000    Sutter Butte Flood Control Agency (INS)                  5.00        10/01/2040        1,145
   1,500    Twin Rivers USD (INS)                                    5.00         8/01/2040        1,686
   1,000    Val Verde USD (INS)                                      5.00         8/01/2044        1,143
   4,435    West Contra Costa USD (INS)                              5.05(a)      8/01/2034        2,379
                                                                                                --------
                                                                                                  13,498
                                                                                                --------
            COLORADO (1.7%)
   1,000    Denver Convention Center Hotel Auth.                     5.00        12/01/2040        1,125
   1,000    Health Facilities Auth.                                  5.00        12/01/2042        1,039
   1,000    Health Facilities Auth.                                  5.00         6/01/2045        1,062
   1,000    Park Creek Metropolitan District                         5.00        12/01/2045        1,091
   2,000    Regional Transportation District                         5.38         6/01/2031        2,206
                                                                                                --------
                                                                                                   6,523
                                                                                                --------
            CONNECTICUT (0.0%)
   4,314    Mashantucket (Western) Pequot Tribe(b),(c)               6.05(d)      7/01/2031          167
                                                                                                --------
            DISTRICT OF COLUMBIA (0.3%)
   1,100    District of Columbia                                     5.00         7/01/2042        1,196
                                                                                                --------
            FLORIDA (4.0%)
   1,875    Escambia County Housing Finance Auth. (INS)(PRE)         5.75         6/01/2031        2,053
   1,000    Halifax Hospital Medical Center                          5.00         6/01/2046        1,086
   1,000    Jacksonville                                             5.00        10/01/2029        1,138

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  2,000    Lee County IDA                                           5.00%       11/01/2025     $  2,237
     645    Lee County IDA                                           5.50        10/01/2047          676
   1,300    Miami-Dade County                                        5.00        10/01/2034        1,443
   3,000    Orlando (INS)                                            5.13        11/01/2027        3,048
   1,000    Southeast Overtown/Park West Community
              Redevelopment Agency(e)                                5.00         3/01/2030        1,097
   1,505    Tampa-Hillsborough County Expressway Auth.               5.00         7/01/2037        1,701
   1,000    Volusia County Educational Facilities Auth.              5.00        10/15/2045        1,097
                                                                                                --------
                                                                                                  15,576
                                                                                                --------
            GUAM (0.5%)
     750    International Airport Auth. (INS)                        5.50        10/01/2033          885
   1,000    Waterworks Auth.                                         5.50         7/01/2043        1,114
                                                                                                --------
                                                                                                   1,999
                                                                                                --------
            ILLINOIS (4.3%)
   1,000    Chicago                                                  5.00         1/01/2044        1,080
   1,000    Chicago                                                  5.00        11/01/2044        1,083
   1,000    Chicago-Midway Airport                                   5.00         1/01/2046        1,135
   1,000    Chicago-O'Hare International Airport (INS)               5.25         1/01/2033        1,141
   1,000    Educational Facilities Auth.                             4.00        11/01/2036        1,040
   1,000    Finance Auth.                                            3.90         3/01/2030        1,056
   2,000    Finance Auth. (PRE)                                      6.00        10/01/2032        2,363
   1,275    Finance Auth.                                            5.00         5/15/2040        1,325
   1,000    Finance Auth.                                            4.00        10/01/2040        1,039
   1,000    Finance Auth.                                            4.00         2/15/2041          932
   1,000    Finance Auth.                                            5.00         8/15/2044        1,076
   1,000    Finance Auth.                                            5.00         5/15/2045        1,065
   1,000    Municipal Power Agency                                   4.00        12/01/2041        1,025
   1,235    Springfield Metro Sanitary District                      5.75         1/01/2053        1,437
                                                                                                --------
                                                                                                  16,797
                                                                                                --------
            INDIANA (2.5%)
     500    Ball State Univ. (PRE)                                   5.00         7/01/2030          560
   1,000    Evansville Redevelopment Auth. (INS)                     4.00         2/01/2039        1,044
   1,250    Finance Auth.                                            5.38        11/01/2032        1,318
   1,000    Finance Auth.                                            5.00         2/01/2040        1,108
   1,000    Finance Auth.                                            5.00        10/01/2044        1,093
   1,500    Richmond Hospital Auth.                                  5.00         1/01/2039        1,650
   3,000    Rockport (INS)                                           4.63         6/01/2025        3,008
                                                                                                --------
                                                                                                   9,781
                                                                                                --------
            KANSAS (0.9%)
   1,000    Coffeyville (INS)(e)                                     5.00         6/01/2042        1,097
   1,250    Wyandotte County/Kansas City                             5.00         9/01/2044        1,411

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  1,000    Wyandotte County/Kansas City                             5.00%        9/01/2045     $  1,134
                                                                                                --------
                                                                                                   3,642
                                                                                                --------
            KENTUCKY (0.8%)
   1,000    Ashland Medical Center                                   5.00         2/01/2040        1,089
   1,000    Economic Dev. Finance Auth. (INS)                        6.00        12/01/2033        1,039
   1,000    Economic Dev. Finance Auth.                              5.00         5/15/2046          966
                                                                                                --------
                                                                                                   3,094
                                                                                                --------
            LOUISIANA (2.9%)
     705    Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                             6.55         9/01/2025          760
   1,000    Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                             5.00        10/01/2039        1,140
   1,000    Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                             4.00        10/01/2046        1,033
   2,000    Parish of St. John the Baptist                           5.13         6/01/2037        2,005
   1,000    Public Facilities Auth.                                  5.00        11/01/2045        1,084
   1,000    Public Facilities Auth. (INS)                            5.25         6/01/2051        1,119
   1,000    Public Facilities Auth.                                  4.00         1/01/2056        1,015
   1,000    Shreveport (INS)                                         5.00        12/01/2039        1,131
   1,000    Shreveport                                               5.00        12/01/2040        1,145
   1,000    Tobacco Settlement Financing Corp.                       5.25         5/15/2035        1,094
                                                                                                --------
                                                                                                  11,526
                                                                                                --------
            MAINE (0.2%)
   1,000    Health and Higher Education Facilities Auth.             4.00         7/01/2046          881
                                                                                                --------
            MASSACHUSETTS (1.7%)
   1,000    Dev. Finance Agency                                      5.00         4/15/2040        1,074
   1,000    Dev. Finance Agency                                      5.25        11/15/2041        1,132
   1,000    Dev. Finance Agency                                      5.75         7/15/2043        1,119
   1,000    Dev. Finance Agency                                      5.00         7/01/2044        1,087
   1,000    Dev. Finance Agency                                      5.50         7/01/2044        1,087
   1,000    Dev. Finance Agency                                      5.00         7/01/2046        1,099
                                                                                                --------
                                                                                                   6,598
                                                                                                --------
            MICHIGAN (1.2%)
   1,250    Lincoln Consolidated School District (INS)               5.00         5/01/2040        1,424
   1,000    Livonia Public Schools School District (INS)             5.00         5/01/2045        1,126
   1,000    Wayne County Airport Auth.                               5.00        12/01/2044        1,107
   1,000    Wyandotte (INS)                                          5.00        10/01/2044        1,077
                                                                                                --------
                                                                                                   4,734
                                                                                                --------
            MINNESOTA (0.3%)
   1,000    Saint Paul Housing and Redevelopment Auth.               5.00        11/15/2044        1,079
                                                                                                --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
            MISSOURI (0.3%)
$  1,270    Health and Educational Facilities Auth.                  5.00%        8/01/2045     $  1,337
                                                                                                --------
            NEBRASKA (0.3%)
   1,000    Douglas County Hospital Auth.                            5.00        11/01/2048        1,112
                                                                                                --------
            NEVADA (0.8%)
   1,555    Las Vegas Convention and Visitors Auth.                  4.00         7/01/2041        1,613
   1,500    Las Vegas Redevelopment Agency                           5.00         6/15/2045        1,667
                                                                                                --------
                                                                                                   3,280
                                                                                                --------
            NEW JERSEY (1.7%)
   1,000    EDA                                                      5.00         6/15/2029        1,073
   2,000    EDA (PRE)                                                5.00         9/01/2033        2,104
   1,000    Educational Facilities Auth.                             5.00         9/01/2036        1,030
   1,250    South Jersey Transportation Auth.                        5.00        11/01/2039        1,372
   1,000    Transportation Trust Fund Auth.                          5.00         6/15/2044        1,019
                                                                                                --------
                                                                                                   6,598
                                                                                                --------
            NEW MEXICO (0.3%)
   1,000    Farmington                                               5.90         6/01/2040        1,107
                                                                                                --------
            NEW YORK (3.5%)
   1,000    Dormitory Auth. (PRE)                                    5.50         5/01/2037        1,088
   1,205    Dormitory Auth. (INS)                                    5.50         7/01/2040        1,653
     630    Liberty Dev. Corp.                                       5.25        10/01/2035          796
   1,500    Liberty Dev. Corp.                                       5.50        10/01/2037        1,965
   1,000    MTA                                                      5.00        11/15/2042        1,120
   1,000    New York City                                            5.25         8/15/2023        1,054
   2,000    New York City Trust for Cultural Resources               5.00        12/01/2039        2,165
   8,455    Oneida County IDA (INS)                                  4.65(a)      7/01/2035        3,689
                                                                                                --------
                                                                                                  13,530
                                                                                                --------
            NORTH CAROLINA (0.3%)
   1,000    Medical Care Commission                                  5.00        10/01/2035        1,124
                                                                                                --------
            OHIO (0.2%)
     750    Southeastern Port Auth. Hospital Facilities              5.00        12/01/2043          770
                                                                                                --------
            OKLAHOMA (0.6%)
   1,315    Comanche County Hospital Auth.                           5.00         7/01/2032        1,362
     750    Tulsa County Industrial Auth.                            5.25        11/15/2037          826
                                                                                                --------
                                                                                                   2,188
                                                                                                --------
            PENNSYLVANIA (2.7%)
   1,125    Butler County Hospital Auth.                             5.00         7/01/2039        1,227
   1,000    Chester County IDA                                       5.00        10/01/2044        1,038
   1,625    Indiana County Hospital Auth.                            6.00         6/01/2039        1,787

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$  1,000    Lancaster County Hospital Auth.                          5.00%       11/01/2035     $  1,126
   1,000    Montgomery County IDA                                    5.25         1/15/2045        1,079
   1,000    Northampton County General Purpose Auth.                 4.00         8/15/2040        1,014
   1,000    Philadelphia School District                             5.00         9/01/2037        1,093
   1,000    Turnpike Commission                                      5.25        12/01/2044        1,129
   1,000    Turnpike Commission                                      5.00        12/01/2046        1,105
                                                                                                --------
                                                                                                  10,598
                                                                                                --------
            PUERTO RICO (0.3%)
   1,000    Commonwealth (INS)                                       5.00         7/01/2035        1,044
                                                                                                --------
            RHODE ISLAND (0.3%)
      50    Housing and Mortgage Finance Corp.                       6.85        10/01/2024           50
   1,000    Turnpike and Bridge Auth.                                5.00        10/01/2040        1,140
                                                                                                --------
                                                                                                   1,190
                                                                                                --------
            SOUTH CAROLINA (0.6%)
   2,000    Piedmont Municipal Power Agency (INS)                    5.75         1/01/2034        2,290
                                                                                                --------
            TENNESSEE (0.6%)
   1,000    Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board         5.00        10/01/2045        1,120
   1,000    Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board         5.00         7/01/2046        1,124
                                                                                                --------
                                                                                                   2,244
                                                                                                --------
            TEXAS (7.5%)
   1,000    Central Texas Regional Mobility Auth.                    4.00         1/01/2041        1,020
   1,000    Central Texas Regional Mobility Auth.                    5.00         1/01/2045        1,131
   1,000    Clifton Higher Education Finance Corp. (NBGA)            5.00         8/15/2039        1,147
   2,000    El Paso (INS)(PRE)                                       4.75         8/15/2033        2,016
   1,000    Harris County Cultural Education Facilities
              Finance Corp.                                          5.00         6/01/2038        1,078
   1,000    Harris County Hospital District                          4.00         2/15/2042        1,032
   1,000    Houston                                                  5.00         9/01/2039        1,120
   1,000    Houston                                                  5.00         9/01/2040        1,119
   1,000    Karnes County Hospital District                          5.00         2/01/2044        1,053
   1,000    Laredo Waterworks and Sewer System                       4.00         3/01/2041        1,039
   5,375    Lewisville (INS)                                         5.80         9/01/2025        5,759
   1,000    Matagorda County                                         4.00         6/01/2030        1,057
   1,000    Mesquite Health Facilities Dev. Corp.                    5.00         2/15/2035        1,049
   1,600    New Hope Cultural Education Facilities Finance Corp.     5.00         4/01/2047        1,697
   1,000    New Hope Cultural Education Facilities Finance Corp.     5.00         7/01/2047        1,061
   1,500    North Texas Tollway Auth.                                5.00         1/01/2031        1,733
   1,000    North Texas Tollway Auth.                                5.00         1/01/2045        1,128
     820    San Leanna Education Facilities Corp. (PRE)              4.75         6/01/2032          820

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)       SECURITY                                                 RATE         MATURITY         (000)
--------------------------------------------------------------------------------------------------------
$    180    San Leanna Education Facilities Corp.                    4.75%        6/01/2032     $    180
   1,000    Tarrant County Cultural Education Facilities
              Finance Corp.                                          5.00        11/15/2036        1,033
   1,000    Tarrant County Cultural Education Facilities
              Finance Corp.                                          5.00        11/15/2045        1,017
   1,000    Transportation Commission                                5.00         8/15/2042        1,117
                                                                                                --------
                                                                                                  29,406
                                                                                                --------
            VIRGINIA (0.3%)
   1,000    Alexandria IDA                                           5.00        10/01/2050        1,104
                                                                                                --------
            WASHINGTON (0.3%)
   1,000    Health Care Facilities Auth.                             5.00         1/01/2047        1,114
                                                                                                --------
            WEST VIRGINIA (0.4%)
   1,500    Pleasants County                                         5.25        10/15/2037        1,475
                                                                                                --------
            WISCONSIN (0.3%)
   1,000    Health and Educational Facilities Auth.                  5.25         4/15/2035        1,111
                                                                                                --------
            WYOMING (0.3%)
   1,250    Laramie County                                           5.00         5/01/2037        1,365
                                                                                                --------
            Total Tax-Exempt Bonds (cost: $179,422)                                              184,848
                                                                                                --------

            TAX-EXEMPT MONEY MARKET INSTRUMENTS (4.4%)

            VARIABLE-RATE DEMAND NOTES (4.4%)

            CALIFORNIA (0.4%)
   1,700    Statewide Communities Dev. Auth.                         0.76         4/01/2046        1,700
                                                                                                --------
            ILLINOIS (0.2%)
    700     State (LIQ) (LOC - Deutsche Bank A.G.)(e)                1.05         7/01/2031          700
                                                                                                --------
            TEXAS (1.5%)
   6,000    Port of Port Arthur Navigation District                  1.40        11/01/2040        6,000
                                                                                                --------
            WASHINGTON (2.3%)
   5,000    Health Care Facilities Auth. (LIQ)(e)                    1.13         2/01/2019        5,000
   4,000    Health Care Facilities Auth. (LOC - Barclays Bank plc)   0.76         8/15/2041        4,000
                                                                                                --------
                                                                                                   9,000
                                                                                                --------
            Total Variable-Rate Demand Notes                                                      17,400
                                                                                                --------
            Total Tax-Exempt Money Market Instruments (cost: $17,400)                             17,400
                                                                                                --------
            Total Tax-Exempt Securities (cost: $196,822)                                         202,248
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (0.4%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
1,263,957   State Street Institutional Treasury Money Market Fund Premier Class, 0.69%(f)       $  1,264
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------
            U.S. TREASURY BILLS (0.1%)(l)
$    100    0.74%, 8/17/2017(g)                                                                      100
                                                                                                --------
            Total Government & U.S. Treasury Money Market
              Instruments (cost: $1,364)                                                           1,364
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (48.6%)

            BLUE CHIP STOCKS (48.6%)

            CONSUMER DISCRETIONARY (6.1%)
            -----------------------------
            ADVERTISING (0.1%)
   3,789    Interpublic Group of Companies, Inc.                                                      95
   2,478    Omnicom Group, Inc.                                                                      207
                                                                                                --------
                                                                                                     302
                                                                                                --------
            APPAREL RETAIL (0.2%)
   1,264    Foot Locker, Inc.                                                                         75
   1,941    Gap, Inc.                                                                                 44
   2,433    L Brands, Inc.                                                                           125
   3,606    Ross Stores, Inc.                                                                        230
   5,765    TJX Companies, Inc.                                                                      434
                                                                                                --------
                                                                                                     908
                                                                                                --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
   2,313    Coach, Inc.                                                                              107
   3,343    Hanesbrands, Inc.                                                                         69
   1,717    Michael Kors Holdings Ltd.*                                                               57
     820    PVH Corp.                                                                                 87
     517    Ralph Lauren Corp.                                                                        35
   1,305    Under Armour, Inc. "A"*                                                                   25
   1,632    Under Armour, Inc. "C"*                                                                   29
   3,036    VF Corp.                                                                                 163
                                                                                                --------
                                                                                                     572
                                                                                                --------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT (0.1%)
   1,762    BorgWarner, Inc.                                                                    $     75
   2,703    Delphi Automotive plc                                                                    238
                                                                                                --------
                                                                                                     313
                                                                                                --------
            AUTOMOBILE MANUFACTURERS (0.2%)
  33,522    Ford Motor Co.                                                                           373
  12,289    General Motors Co.                                                                       417
                                                                                                --------
                                                                                                     790
                                                                                                --------
            AUTOMOTIVE RETAIL (0.2%)
     652    Advance Auto Parts, Inc.                                                                  87
     694    AutoNation, Inc.*                                                                         27
     256    AutoZone, Inc.*                                                                          155
   1,750    CarMax, Inc.*                                                                            110
     878    O'Reilly Automotive, Inc.*                                                               213
                                                                                                --------
                                                                                                     592
                                                                                                --------
            BROADCASTING (0.1%)
   3,467    CBS Corp. "B"                                                                            212
   1,246    Discovery Communications, Inc. "A"*                                                       33
   1,873    Discovery Communications, Inc. "C"*                                                       48
     941    Scripps Networks Interactive "A"                                                          62
   2,226    Tegna, Inc.                                                                               53
                                                                                                --------
                                                                                                     408
                                                                                                --------
            CABLE & SATELLITE (0.7%)
   1,977    Charter Communications, Inc. "A"*                                                        683
  43,494    Comcast Corp. "A"                                                                      1,813
   2,399    DISH Network Corp. "A"*                                                                  153
                                                                                                --------
                                                                                                   2,649
                                                                                                --------
            CASINOS & GAMING (0.0%)
     807    Wynn Resorts Ltd.                                                                        104
                                                                                                --------
            COMPUTER & ELECTRONICS RETAIL (0.0%)
   2,415    Best Buy Co., Inc.                                                                       143
                                                                                                --------
            CONSUMER ELECTRONICS (0.0%)
   1,192    Garmin Ltd.                                                                               62
                                                                                                --------
            DEPARTMENT STORES (0.0%)
   1,536    Kohl's Corp.                                                                              59
   3,123    Macy's, Inc.                                                                              73
   1,027    Nordstrom, Inc.                                                                           43
                                                                                                --------
                                                                                                     175
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            DISTRIBUTORS (0.1%)
   1,535    Genuine Parts Co.                                                                   $    142
   2,565    LKQ Corp.*                                                                                81
                                                                                                --------
                                                                                                     223
                                                                                                --------
            FOOTWEAR (0.2%)
  11,709    NIKE, Inc. "B"                                                                           620
                                                                                                --------
            GENERAL MERCHANDISE STORES (0.2%)
   2,248    Dollar General Corp.                                                                     165
   2,334    Dollar Tree, Inc.*                                                                       181
   4,968    Target Corp.                                                                             274
                                                                                                --------
                                                                                                     620
                                                                                                --------
            HOME FURNISHINGS (0.1%)
   1,182    Leggett & Platt, Inc.                                                                     62
     566    Mohawk Industries, Inc.*                                                                 135
                                                                                                --------
                                                                                                     197
                                                                                                --------
            HOME IMPROVEMENT RETAIL (0.6%)
  10,981    Home Depot, Inc.                                                                       1,686
   7,693    Lowe's Companies, Inc.                                                                   606
                                                                                                --------
                                                                                                   2,292
                                                                                                --------
            HOMEBUILDING (0.1%)
   3,523    D.R. Horton, Inc.                                                                        115
   1,737    Lennar Corp. "A"                                                                          89
   2,360    PulteGroup, Inc.                                                                          54
                                                                                                --------
                                                                                                     258
                                                                                                --------
            HOMEFURNISHING RETAIL (0.0%)
   1,559    Bed Bath & Beyond, Inc.                                                                   54
                                                                                                --------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
   3,668    Carnival Corp.                                                                           235
   3,256    Marriott International, Inc. "A"                                                         351
   1,480    Royal Caribbean Cruises Ltd.                                                             163
                                                                                                --------
                                                                                                     749
                                                                                                --------
            HOUSEHOLD APPLIANCES (0.0%)
     772    Whirlpool Corp.                                                                          143
                                                                                                --------
            HOUSEWARES & SPECIALTIES (0.1%)
   4,392    Newell Rubbermaid, Inc.                                                                  233
                                                                                                --------
            INTERNET & DIRECT MARKETING RETAIL (1.4%)
   3,745    Amazon.com, Inc.*                                                                      3,725

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   1,275    Expedia, Inc.                                                                       $    183
   3,772    Netflix, Inc.*                                                                           615
     498    Priceline Group, Inc.*                                                                   935
     975    TripAdvisor, Inc.*                                                                        38
                                                                                                --------
                                                                                                   5,496
                                                                                                --------
            LEISURE PRODUCTS (0.0%)
   1,004    Hasbro, Inc.                                                                             106
   2,666    Mattel, Inc.                                                                              61
                                                                                                --------
                                                                                                     167
                                                                                                --------
            MOTORCYCLE MANUFACTURERS (0.0%)
   1,600    Harley-Davidson, Inc.                                                                     85
                                                                                                --------
            MOVIES & ENTERTAINMENT (0.7%)
   8,027    Time Warner, Inc.                                                                        799
   9,364    Twenty-First Century Fox, Inc. "A"                                                       254
   5,147    Twenty-First Century Fox, Inc. "B"                                                       138
   2,735    Viacom, Inc. "B"                                                                          95
  13,370    Walt Disney Co.                                                                        1,443
                                                                                                --------
                                                                                                   2,729
                                                                                                --------
            PUBLISHING (0.0%)
   3,584    News Corp. "A"                                                                            48
                                                                                                --------
            RESTAURANTS (0.6%)
     257    Chipotle Mexican Grill, Inc.*                                                            123
   1,252    Darden Restaurants, Inc.                                                                 111
   7,526    McDonald's Corp.                                                                       1,136
  12,872    Starbucks Corp.                                                                          819
   2,991    Yum! Brands, Inc.                                                                        217
                                                                                                --------
                                                                                                   2,406
                                                                                                --------
            SPECIALIZED CONSUMER SERVICES (0.0%)
   1,670    H&R Block, Inc.                                                                           44
                                                                                                --------
            SPECIALTY STORES (0.1%)
     721    Signet Jewelers Ltd.                                                                      35
   5,555    Staples, Inc.                                                                             50
     956    Tiffany & Co.                                                                             83
   1,196    Tractor Supply Co.                                                                        66
     518    Ulta Beauty, Inc.*                                                                       158
                                                                                                --------
                                                                                                     392
                                                                                                --------
            TIRES & RUBBER (0.0%)
   2,609    Goodyear Tire & Rubber Co.                                                                84
                                                                                                --------
            Total Consumer Discretionary                                                          23,858
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (4.6%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
   5,090    Archer-Daniels-Midland Co.                                                          $    212
                                                                                                --------
            BREWERS (0.0%)
   1,629    Molson Coors Brewing Co. "B"                                                             154
                                                                                                --------
            DISTILLERS & VINTNERS (0.1%)
   1,395    Brown-Forman Corp. "B"                                                                    73
   1,572    Constellation Brands, Inc. "A"                                                           287
                                                                                                --------
                                                                                                     360
                                                                                                --------
            DRUG RETAIL (0.3%)
   9,573    CVS Health Corp.                                                                         735
   7,687    Walgreens Boots Alliance, Inc.                                                           623
                                                                                                --------
                                                                                                   1,358
                                                                                                --------
            FOOD DISTRIBUTORS (0.1%)
   4,872    Sysco Corp.                                                                              266
                                                                                                --------
            FOOD RETAIL (0.1%)
   8,610    Kroger Co.                                                                               256
   2,681    Whole Foods Market, Inc.                                                                  94
                                                                                                --------
                                                                                                     350
                                                                                                --------
            HOUSEHOLD PRODUCTS (0.9%)
   2,600    Church & Dwight Co., Inc.                                                                134
   1,140    Clorox Co.                                                                               155
   8,114    Colgate-Palmolive Co.                                                                    620
   3,274    Kimberly-Clark Corp.                                                                     425
  23,493    Procter & Gamble Co.                                                                   2,069
                                                                                                --------
                                                                                                   3,403
                                                                                                --------
            HYPERMARKETS & SUPER CENTERS (0.4%)
   3,788    Costco Wholesale Corp.                                                                   683
  13,575    Wal-Mart Stores, Inc.                                                                  1,067
                                                                                                --------
                                                                                                   1,750
                                                                                                --------
            PACKAGED FOODS & MEAT (0.7%)
   1,714    Campbell Soup Co.                                                                         99
   3,679    ConAgra Foods, Inc.                                                                      142
   6,129    General Mills, Inc.                                                                      348
   1,241    Hershey Co.                                                                              143
   2,388    Hormel Foods Corp.                                                                        80
   1,151    J.M. Smucker Co.                                                                         147
   2,219    Kellogg Co.                                                                              159
   5,130    Kraft Heinz Co.                                                                          473
   1,044    McCormick & Co., Inc.                                                                    109

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   1,716    Mead Johnson Nutrition Co.                                                          $    153
  15,826    Mondelez International, Inc. "A"                                                         737
   2,974    Tyson Foods, Inc. "A"                                                                    171
                                                                                                --------
                                                                                                   2,761
                                                                                                --------
            PERSONAL PRODUCTS (0.1%)
   4,159    Coty, Inc. "A"                                                                            79
   1,921    Estee Lauder Companies, Inc. "A"                                                         181
                                                                                                --------
                                                                                                     260
                                                                                                --------
            SOFT DRINKS (0.9%)
  35,512    Coca-Cola Co.                                                                          1,615
   1,841    Dr. Pepper Snapple Group, Inc.                                                           171
   3,585    Monster Beverage Corp.*                                                                  181
  13,116    PepsiCo, Inc.                                                                          1,533
                                                                                                --------
                                                                                                   3,500
                                                                                                --------
            TOBACCO (0.9%)
  17,824    Altria Group, Inc.                                                                     1,344
  13,721    Philip Morris International, Inc.                                                      1,644
   7,314    Reynolds American, Inc.                                                                  492
                                                                                                --------
                                                                                                   3,480
                                                                                                --------
            Total Consumer Staples                                                                17,854
                                                                                                --------
            ENERGY (2.9%)
            -------------
            INTEGRATED OIL & GAS (1.3%)
  17,398    Chevron Corp.                                                                          1,800
  38,107    Exxon Mobil Corp.(h)                                                                   3,068
   6,727    Occidental Petroleum Corp.                                                               396
                                                                                                --------
                                                                                                   5,264
                                                                                                --------
            OIL & GAS DRILLING (0.0%)
     951    Helmerich & Payne, Inc.                                                                   50
   4,018    Transocean Ltd.*                                                                          37
                                                                                                --------
                                                                                                      87
                                                                                                --------
            OIL & GAS EQUIPMENT & SERVICES (0.5%)
   4,410    Baker Hughes, Inc.                                                                       243
   7,620    Halliburton Co.                                                                          345
   4,002    National Oilwell Varco, Inc.                                                             131
  14,733    Schlumberger Ltd.                                                                      1,025
   4,157    TechnipFMC plc*                                                                          120
                                                                                                --------
                                                                                                   1,864
                                                                                                --------
            OIL & GAS EXPLORATION & PRODUCTION (0.7%)
   5,796    Anadarko Petroleum Corp.                                                                 293
   3,294    Apache Corp.                                                                             154

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   4,115    Cabot Oil & Gas Corp.                                                               $     91
   7,694    Chesapeake Energy Corp.*                                                                  39
     788    Cimarex Energy Co.                                                                        85
   1,292    Concho Resources, Inc.*                                                                  164
  11,096    ConocoPhillips                                                                           496
   4,632    Devon Energy Corp.                                                                       157
   5,027    EOG Resources, Inc.                                                                      454
   1,528    EQT Corp.                                                                                 84
   2,843    Hess Corp.                                                                               131
   7,765    Marathon Oil Corp.                                                                       101
   1,489    Murphy Oil Corp.                                                                          36
   2,036    Newfield Exploration Co.*                                                                 66
   3,791    Noble Energy, Inc.                                                                       109
   1,502    Pioneer Natural Resources Co.                                                            251
   1,411    Range Resources Corp.                                                                     33
                                                                                                --------
                                                                                                   2,744
                                                                                                --------
            OIL & GAS REFINING & MARKETING (0.2%)
   4,699    Marathon Petroleum Corp.                                                                 244
   3,797    Phillips 66                                                                              289
   1,212    Tesoro Corp.                                                                             101
   4,066    Valero Energy Corp.                                                                      250
                                                                                                --------
                                                                                                     884
                                                                                                --------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
  17,232    Kinder Morgan, Inc.                                                                      323
   1,824    ONEOK, Inc.                                                                               91
   7,589    Williams Companies, Inc.                                                                 217
                                                                                                --------
                                                                                                     631
                                                                                                --------
            Total Energy                                                                          11,474
                                                                                                --------
            FINANCIALS (6.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     518    Affiliated Managers Group, Inc.                                                           80
   1,556    Ameriprise Financial, Inc.                                                               188
   9,352    Bank of New York Mellon Corp.                                                            441
   1,262    BlackRock, Inc.                                                                          516
   3,271    Franklin Resources, Inc.                                                                 137
   3,613    Invesco Ltd.                                                                             114
   1,926    Northern Trust Corp.(i)                                                                  168
   3,206    State Street Corp.                                                                       261
   2,523    T. Rowe Price Group, Inc.                                                                178
                                                                                                --------
                                                                                                   2,083
                                                                                                --------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            CONSUMER FINANCE (0.4%)
   6,409    American Express Co.                                                                $    493
   5,080    Capital One Financial Corp.                                                              391
   4,075    Discover Financial Services                                                              239
   3,016    Navient Corp.                                                                             44
   6,935    Synchrony Financial                                                                      186
                                                                                                --------
                                                                                                   1,353
                                                                                                --------
            DIVERSIFIED BANKS (2.4%)
  89,376    Bank of America Corp.                                                                  2,003
  25,205    Citigroup, Inc.                                                                        1,526
   1,753    Comerica, Inc.                                                                           120
  32,826    JPMorgan Chase & Co.                                                                   2,697
  14,355    U.S. Bancorp                                                                             730
  41,382    Wells Fargo & Co.(h)                                                                   2,116
                                                                                                --------
                                                                                                   9,192
                                                                                                --------
            FINANCIAL EXCHANGES & DATA (0.3%)
     970    CBOE Holdings, Inc.                                                                       84
   3,122    CME Group, Inc.                                                                          366
   5,160    Intercontinental Exchange, Inc.                                                          311
   1,370    Moody's Corp.                                                                            162
   1,159    NASDAQ, Inc.                                                                              78
   2,291    S&P Global, Inc.                                                                         327
                                                                                                --------
                                                                                                   1,328
                                                                                                --------
            INSURANCE BROKERS (0.3%)
   2,487    Aon plc                                                                                  326
   1,703    Arthur J. Gallagher & Co.                                                                 97
   4,644    Marsh & McLennan Companies, Inc.                                                         360
   1,320    Willis Towers Watson plc                                                                 193
                                                                                                --------
                                                                                                     976
                                                                                                --------
            INVESTMENT BANKING & BROKERAGE (0.5%)
  12,838    Charles Schwab Corp.                                                                     498
   2,785    E*Trade Financial Corp.*                                                                  96
   3,915    Goldman Sachs Group, Inc.                                                                827
  12,754    Morgan Stanley                                                                           532
                                                                                                --------
                                                                                                   1,953
                                                                                                --------
            LIFE & HEALTH INSURANCE (0.4%)
   3,709    AFLAC, Inc.                                                                              279
   2,334    Lincoln National Corp.                                                                   152
   9,801    MetLife, Inc.                                                                            496
   2,366    Principal Financial Group, Inc.                                                          149

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   4,457    Prudential Financial, Inc.                                                          $    467
   2,360    Unum Group                                                                               106
                                                                                                --------
                                                                                                   1,649
                                                                                                --------
            MULTI-LINE INSURANCE (0.2%)
   8,631    American International Group, Inc.                                                       549
   3,843    Hartford Financial Services Group, Inc.                                                  190
   2,810    Loews Corp.                                                                              133
                                                                                                --------
                                                                                                     872
                                                                                                --------
            MULTI-SECTOR HOLDINGS (0.7%)
  16,795    Berkshire Hathaway, Inc. "B"*                                                          2,776
   2,777    Leucadia National Corp.                                                                   68
                                                                                                --------
                                                                                                   2,844
                                                                                                --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
   3,746    Allstate Corp.                                                                           323
   4,199    Chubb Ltd.                                                                               601
   1,525    Cincinnati Financial Corp.                                                               107
   5,079    Progressive Corp.                                                                        216
   2,888    Travelers Companies, Inc.                                                                361
                                                                                                --------
                                                                                                   1,608
                                                                                                --------
            REGIONAL BANKS (0.6%)
   7,177    BB&T Corp.                                                                               299
   5,207    Citizens Financial Group, Inc.                                                           178
   7,686    Fifth Third Bancorp                                                                      182
  11,258    Huntington Bancshares, Inc.                                                              141
   6,620    KeyCorp                                                                                  116
   1,577    M&T Bank Corp.                                                                           247
   2,677    People's United Financial, Inc.                                                           44
   4,302    PNC Financial Services Group, Inc.                                                       511
  12,520    Regions Financial Corp.                                                                  173
   3,750    SunTrust Banks, Inc.                                                                     200
   2,072    Zions Bancorp                                                                             83
                                                                                                --------
                                                                                                   2,174
                                                                                                --------
            Total Financials                                                                      26,032
                                                                                                --------
            HEALTH CARE (6.7%)
            ------------------
            BIOTECHNOLOGY (1.3%)
  14,374    AbbVie, Inc.                                                                             949
   1,984    Alexion Pharmaceuticals, Inc.*                                                           195
   6,768    Amgen, Inc.                                                                            1,051
   1,962    Biogen, Inc.*                                                                            486
   7,150    Celgene Corp.*                                                                           818

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
  11,730    Gilead Sciences, Inc.                                                               $    761
   1,827    Incyte Corp.*                                                                            236
     680    Regeneron Pharmaceuticals, Inc.*                                                         312
   2,283    Vertex Pharmaceuticals, Inc.*                                                            282
                                                                                                --------
                                                                                                   5,090
                                                                                                --------
            HEALTH CARE DISTRIBUTORS (0.2%)
   1,410    AmerisourceBergen Corp.                                                                  129
   2,930    Cardinal Health, Inc.                                                                    218
     831    Henry Schein, Inc.*                                                                      153
   2,002    McKesson Corp.                                                                           327
     869    Patterson Companies, Inc.                                                                 38
                                                                                                --------
                                                                                                     865
                                                                                                --------
            HEALTH CARE EQUIPMENT (1.3%)
  15,054    Abbott Laboratories(h)                                                                   687
   4,106    Baxter International, Inc.                                                               244
   2,200    Becton, Dickinson & Co.                                                                  416
  11,978    Boston Scientific Corp.*                                                                 324
     662    C.R. Bard, Inc.                                                                          204
   5,384    Danaher Corp.                                                                            457
   1,920    Edwards Lifesciences Corp.*                                                              221
   2,461    Hologic, Inc.*                                                                           107
     808    IDEXX Laboratories, Inc.*                                                                136
     343    Intuitive Surgical, Inc.*                                                                314
  14,078    Medtronic plc                                                                          1,186
   2,748    Stryker Corp.                                                                            393
     810    Varian Medical Systems, Inc.*                                                             80
   1,771    Zimmer Biomet Holdings, Inc.                                                             211
                                                                                                --------
                                                                                                   4,980
                                                                                                --------
            HEALTH CARE FACILITIES (0.1%)
   2,357    HCA Healthcare, Inc.*                                                                    193
     832    Universal Health Services, Inc. "B"                                                       95
                                                                                                --------
                                                                                                     288
                                                                                                --------
            HEALTH CARE SERVICES (0.2%)
   1,271    DaVita, Inc.*                                                                             84
   1,218    Envision Healthcare Corp.*                                                                66
   5,236    Express Scripts Holding Co.*                                                             313
     738    Laboratory Corp. of America Holdings*                                                    103
   1,226    Quest Diagnostics, Inc.                                                                  133
                                                                                                --------
                                                                                                     699
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            HEALTH CARE SUPPLIES (0.1%)
     504    Cooper Companies, Inc.                                                              $    110
   2,428    Dentsply Sirona, Inc.                                                                    154
                                                                                                --------
                                                                                                     264
                                                                                                --------
            HEALTH CARE TECHNOLOGY (0.0%)
   2,532    Cerner Corp.*                                                                            165
                                                                                                --------
            LIFE SCIENCES TOOLS & SERVICES (0.3%)
   2,762    Agilent Technologies, Inc.                                                               167
   1,299    Illumina, Inc.*                                                                          230
     274    Mettler-Toledo International, Inc.*                                                      160
   1,114    PerkinElmer, Inc.                                                                         70
   3,390    Thermo Fisher Scientific, Inc.                                                           586
     690    Waters Corp.*                                                                            124
                                                                                                --------
                                                                                                   1,337
                                                                                                --------
            MANAGED HEALTH CARE (0.8%)
   3,154    Aetna, Inc.                                                                              457
   2,741    Anthem, Inc.                                                                             500
   1,565    Centene Corp.*                                                                           114
   2,271    Cigna Corp.                                                                              366
   1,372    Humana, Inc.                                                                             318
   8,841    UnitedHealth Group, Inc.                                                               1,549
                                                                                                --------
                                                                                                   3,304
                                                                                                --------
            PHARMACEUTICALS (2.4%)
   3,317    Allergan plc                                                                             742
  17,679    Bristol-Myers Squibb Co.                                                                 954
   8,558    Eli Lilly & Co.                                                                          681
  24,062    Johnson & Johnson(h)                                                                   3,086
   1,001    Mallinckrodt plc*                                                                         43
  24,385    Merck & Co., Inc.                                                                      1,588
   3,969    Mylan N.V.*                                                                              155
   1,377    Perrigo Co. plc                                                                          100
  53,417    Pfizer, Inc.                                                                           1,744
   5,199    Zoetis, Inc.                                                                             324
                                                                                                --------
                                                                                                   9,417
                                                                                                --------
            Total Health Care                                                                     26,409
                                                                                                --------
            INDUSTRIALS (5.0%)
            ------------------
            AEROSPACE & DEFENSE (1.2%)
   3,879    Arconic, Inc.                                                                            106
   5,047    Boeing Co.                                                                               947
   2,951    General Dynamics Corp.                                                                   600

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
     653    L3 Technologies, Inc.                                                               $    110
   2,588    Lockheed Martin Corp.                                                                    728
   1,845    Northrop Grumman Corp.                                                                   478
   2,597    Raytheon Co.                                                                             426
   1,090    Rockwell Collins, Inc.                                                                   119
   2,574    Textron, Inc.                                                                            123
     443    TransDigm Group, Inc.                                                                    119
   6,855    United Technologies Corp.                                                                831
                                                                                                --------
                                                                                                   4,587
                                                                                                --------
            AGRICULTURAL & FARM MACHINERY (0.1%)
   2,559    Deere & Co.                                                                              313
                                                                                                --------
            AIR FREIGHT & LOGISTICS (0.3%)
   1,462    C.H. Robinson Worldwide, Inc.                                                             98
   1,610    Expeditors International of Washington, Inc.                                              86
   2,220    FedEx Corp.                                                                              430
   5,914    United Parcel Service, Inc. "B"                                                          627
                                                                                                --------
                                                                                                   1,241
                                                                                                --------
            AIRLINES (0.3%)
   1,305    Alaska Air Group, Inc.                                                                   114
   4,668    American Airlines Group, Inc.                                                            226
   6,588    Delta Air Lines, Inc.                                                                    324
   5,444    Southwest Airlines Co.                                                                   327
   2,553    United Continental Holdings, Inc.*                                                       203
                                                                                                --------
                                                                                                   1,194
                                                                                                --------
            BUILDING PRODUCTS (0.2%)
     975    Allegion plc                                                                              77
   1,553    Fortune Brands Home & Security, Inc.                                                      98
   8,034    Johnson Controls International plc                                                       336
   3,073    Masco Corp.                                                                              114
                                                                                                --------
                                                                                                     625
                                                                                                --------
            CONSTRUCTION & ENGINEERING (0.0%)
   1,020    Fluor Corp.                                                                               46
     963    Jacobs Engineering Group, Inc.                                                            50
   1,392    Quanta Services, Inc.*                                                                    43
                                                                                                --------
                                                                                                     139
                                                                                                --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
   5,175    Caterpillar, Inc.                                                                        546
   1,364    Cummins, Inc.                                                                            215
   3,016    PACCAR, Inc.                                                                             190
                                                                                                --------
                                                                                                     951
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
     762    Cintas Corp.                                                                        $     96
                                                                                                --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     406    Acuity Brands, Inc.                                                                       66
   2,365    AMETEK, Inc.                                                                             144
   4,054    Eaton Corp. plc                                                                          314
   5,920    Emerson Electric Co.                                                                     350
     980    Rockwell Automation, Inc.                                                                156
                                                                                                --------
                                                                                                   1,030
                                                                                                --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
   2,390    Republic Services, Inc.                                                                  152
     708    Stericycle, Inc.*                                                                         58
   4,092    Waste Management, Inc.                                                                   298
                                                                                                --------
                                                                                                     508
                                                                                                --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
   1,300    Robert Half International, Inc.                                                           60
                                                                                                --------
            INDUSTRIAL CONGLOMERATES (1.2%)
   6,105    3M Co.                                                                                 1,248
  78,654    General Electric Co.(h)                                                                2,154
   6,699    Honeywell International, Inc.                                                            891
     798    Roper Industries, Inc.                                                                   181
                                                                                                --------
                                                                                                   4,474
                                                                                                --------
            INDUSTRIAL MACHINERY (0.4%)
     936    Dover Corp.                                                                               77
   1,268    Flowserve Corp.                                                                           62
   2,506    Fortive Corp.                                                                            157
   2,480    Illinois Tool Works, Inc.                                                                350
   2,627    Ingersoll-Rand plc                                                                       235
     940    Parker-Hannifin Corp.                                                                    148
   1,502    Pentair plc                                                                               99
     590    Snap-On, Inc.                                                                             95
   1,532    Stanley Black & Decker, Inc.                                                             211
   1,548    Xylem, Inc.                                                                               81
                                                                                                --------
                                                                                                   1,515
                                                                                                --------
            RAILROADS (0.5%)
   9,792    CSX Corp.                                                                                530
   1,035    Kansas City Southern                                                                      99
   2,582    Norfolk Southern Corp.                                                                   320
   8,436    Union Pacific Corp.                                                                      931
                                                                                                --------
                                                                                                   1,880
                                                                                                --------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            RESEARCH & CONSULTING SERVICES (0.1%)
   1,244    Equifax, Inc.                                                                       $    170
   2,884    Nielsen Holdings plc                                                                     111
   1,377    Verisk Analytics, Inc.*                                                                  111
                                                                                                --------
                                                                                                     392
                                                                                                --------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
   2,501    Fastenal Co.                                                                             108
     744    United Rentals, Inc.*                                                                     81
     558    W.W. Grainger, Inc.                                                                       96
                                                                                                --------
                                                                                                     285
                                                                                                --------
            TRUCKING (0.0%)
     714    JB Hunt Transport Services, Inc.                                                          61
     566    Ryder System, Inc.                                                                        38
                                                                                                --------
                                                                                                      99
                                                                                                --------
            Total Industrials                                                                     19,389
                                                                                                --------
            INFORMATION TECHNOLOGY (11.3%)
            ------------------------------
            APPLICATION SOFTWARE (0.5%)
   5,139    Adobe Systems, Inc.*                                                                     729
   1,733    Autodesk, Inc.*                                                                          194
   1,380    Citrix Systems, Inc.*                                                                    114
   2,519    Intuit, Inc.                                                                             354
   5,645    salesforce.com, Inc.*                                                                    506
                                                                                                --------
                                                                                                   1,897
                                                                                                --------
            COMMUNICATIONS EQUIPMENT (0.5%)
  50,576    Cisco Systems, Inc.                                                                    1,595
     561    F5 Networks, Inc.*                                                                        72
   1,100    Harris Corp.                                                                             123
   3,064    Juniper Networks, Inc.                                                                    90
   1,485    Motorola Solutions, Inc.                                                                 124
                                                                                                --------
                                                                                                   2,004
                                                                                                --------
            DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
     511    Alliance Data Systems Corp.                                                              123
   3,991    Automatic Data Processing, Inc.                                                          408
   2,904    Fidelity National Information Services, Inc.                                             249
   2,225    Fiserv, Inc.*                                                                            279
   1,450    Global Payments, Inc.                                                                    133
   8,658    MasterCard, Inc. "A"                                                                   1,064
   2,957    Paychex, Inc.                                                                            175
  11,868    PayPal Holdings, Inc.*                                                                   620
   1,410    Total System Services, Inc.                                                               84

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
  18,498    Visa, Inc. "A"                                                                      $  1,762
   4,985    Western Union Co.                                                                         95
                                                                                                --------
                                                                                                   4,992
                                                                                                --------
            ELECTRONIC COMPONENTS (0.1%)
   2,540    Amphenol Corp. "A"                                                                       189
   8,581    Corning, Inc.                                                                            250
                                                                                                --------
                                                                                                     439
                                                                                                --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
   1,385    FLIR Systems, Inc.                                                                        52
                                                                                                --------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
   3,684    TE Connectivity Ltd.                                                                     291
                                                                                                --------
            HOME ENTERTAINMENT SOFTWARE (0.2%)
   6,138    Activision Blizzard, Inc.                                                                360
   2,669    Electronic Arts, Inc.*                                                                   302
                                                                                                --------
                                                                                                     662
                                                                                                --------
            INTERNET SOFTWARE & SERVICES (2.4%)
   1,689    Akamai Technologies, Inc.*                                                                80
   2,619    Alphabet, Inc. "A"*                                                                    2,585
   2,602    Alphabet, Inc. "C"*                                                                    2,511
   9,196    eBay, Inc.*                                                                              315
  21,773    Facebook, Inc. "A"*                                                                    3,298
     849    VeriSign, Inc.*                                                                           76
   7,763    Yahoo!, Inc.*                                                                            391
                                                                                                --------
                                                                                                   9,256
                                                                                                --------
            IT CONSULTING & OTHER SERVICES (0.7%)
   5,486    Accenture plc "A"                                                                        683
   5,487    Cognizant Technology Solutions Corp. "A"                                                 367
   1,287    CSRA, Inc.                                                                                39
   2,609    DXC Technology Co.*                                                                      202
     827    Gartner, Inc.*                                                                            99
   9,071    International Business Machines Corp.                                                  1,385
   1,005    Teradata Corp.*                                                                           27
                                                                                                --------
                                                                                                   2,802
                                                                                                --------
            SEMICONDUCTOR EQUIPMENT (0.2%)
  11,195    Applied Materials, Inc.                                                                  513
   1,624    KLA-Tencor Corp.                                                                         169
   1,688    Lam Research Corp.                                                                       262
                                                                                                --------
                                                                                                     944
                                                                                                --------
            SEMICONDUCTORS (1.5%)
   6,955    Advanced Micro Devices, Inc.*                                                             78
   2,962    Analog Devices, Inc.                                                                     254

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   3,514    Broadcom Ltd.                                                                       $    842
  43,450    Intel Corp.                                                                            1,569
   1,910    Microchip Technology, Inc.                                                               159
   9,667    Micron Technology, Inc.*                                                                 297
   5,412    NVIDIA Corp.                                                                             781
   1,030    Qorvo, Inc.*                                                                              80
  13,315    QUALCOMM, Inc.                                                                           763
   1,701    Skyworks Solutions, Inc.                                                                 181
  10,363    Texas Instruments, Inc.                                                                  855
   2,233    Xilinx, Inc.                                                                             149
                                                                                                --------
                                                                                                   6,008
                                                                                                --------
            SYSTEMS SOFTWARE (1.6%)
   3,234    CA, Inc.                                                                                 103
  69,272    Microsoft Corp.(h)                                                                     4,838
  26,487    Oracle Corp.                                                                           1,202
   1,588    Red Hat, Inc.*                                                                           142
   5,513    Symantec Corp.                                                                           167
                                                                                                --------
                                                                                                   6,452
                                                                                                --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.2%)
  47,482    Apple, Inc.(h)                                                                         7,253
  15,299    Hewlett Packard Enterprise Co.                                                           288
  17,896    HP, Inc.                                                                                 336
   2,928    NetApp, Inc.                                                                             118
   2,663    Seagate Technology plc                                                                   116
   2,986    Western Digital Corp.                                                                    269
   8,853    Xerox Corp.                                                                               63
                                                                                                --------
                                                                                                   8,443
                                                                                                --------
            Total Information Technology                                                          44,242
                                                                                                --------
            MATERIALS (1.3%)
            ----------------
            COMMODITY CHEMICALS (0.1%)
   3,488    LyondellBasell Industries N.V. "A"                                                       281
                                                                                                --------
            CONSTRUCTION MATERIALS (0.1%)
     517    Martin Marietta Materials, Inc.                                                          116
   1,365    Vulcan Materials Co.                                                                     170
                                                                                                --------
                                                                                                     286
                                                                                                --------
            DIVERSIFIED CHEMICALS (0.3%)
   9,913    Dow Chemical Co.                                                                         614
   7,690    E.I. du Pont de Nemours & Co.                                                            607
   1,519    Eastman Chemical Co.                                                                     122
                                                                                                --------
                                                                                                   1,343
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            DIVERSIFIED METALS & MINING (0.0%)
  11,714    Freeport-McMoRan, Inc.*                                                             $    135
                                                                                                --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   2,035    CF Industries Holdings, Inc.                                                              54
   1,113    FMC Corp.                                                                                 84
   3,873    Monsanto Co.                                                                             455
   3,097    Mosaic Co.                                                                                70
                                                                                                --------
                                                                                                     663
                                                                                                --------
            GOLD (0.0%)
   4,833    Newmont Mining Corp.                                                                     165
                                                                                                --------
            INDUSTRIAL GASES (0.2%)
   1,923    Air Products & Chemicals, Inc.                                                           277
   2,524    Praxair, Inc.                                                                            334
                                                                                                --------
                                                                                                     611
                                                                                                --------
            METAL & GLASS CONTAINERS (0.0%)
   3,094    Ball Corp.                                                                               126
                                                                                                --------
            PAPER PACKAGING (0.1%)
     906    Avery Dennison Corp.                                                                      76
   4,263    International Paper Co.                                                                  225
   1,361    Sealed Air Corp.                                                                          61
   2,595    WestRock Co.                                                                             141
                                                                                                --------
                                                                                                     503
                                                                                                --------
            SPECIALTY CHEMICALS (0.3%)
   1,113    Albemarle Corp.                                                                          127
   2,321    Ecolab, Inc.                                                                             308
     807    International Flavors & Fragrances, Inc.                                                 111
   2,397    PPG Industries, Inc.                                                                     255
     714    Sherwin-Williams Co.                                                                     237
                                                                                                --------
                                                                                                   1,038
                                                                                                --------
            STEEL (0.0%)
   2,663    Nucor Corp.                                                                              155
                                                                                                --------
            Total Materials                                                                        5,306
                                                                                                --------
            REAL ESTATE (1.4%)
            ------------------
            REAL ESTATE SERVICES (0.0%)
   2,808    CBRE Group, Inc. "A"*                                                                     98
                                                                                                --------
            REITs - HEALTH CARE (0.2%)
   4,221    HCP, Inc.                                                                                132

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   2,774    Ventas, Inc.                                                                        $    184
   3,536    Welltower, Inc.                                                                          257
                                                                                                --------
                                                                                                     573
                                                                                                --------
            REITs - HOTEL & RESORT (0.0%)
   6,924    Host Hotels & Resorts, Inc.                                                              125
                                                                                                --------
            REITs - INDUSTRIAL (0.1%)
   5,203    ProLogis, Inc.                                                                           289
                                                                                                --------
            REITs - OFFICE (0.1%)
   1,478    Boston Properties, Inc.                                                                  179
     887    SL Green Realty Corp.                                                                     90
   1,221    Vornado Realty Trust                                                                     112
                                                                                                --------
                                                                                                     381
                                                                                                --------
            REITs - RESIDENTIAL (0.2%)
   1,347    Apartment Investment & Management Co. "A"                                                 58
   1,424    AvalonBay Communities, Inc.                                                              272
   3,035    Equity Residential                                                                       198
     507    Essex Property Trust, Inc.                                                               130
   1,171    Mid-America Apartment Communities, Inc.                                                  120
   2,624    UDR, Inc.                                                                                101
                                                                                                --------
                                                                                                     879
                                                                                                --------
            REITs - RETAIL (0.3%)
     663    Federal Realty Investment Trust                                                           81
   4,318    GGP, Inc.                                                                                 96
   3,567    Kimco Realty Corp.                                                                        63
   1,254    Macerich Co.                                                                              72
   2,079    Realty Income Corp.                                                                      114
   1,543    Regency Centers Corp.                                                                     94
   2,878    Simon Property Group, Inc.                                                               444
                                                                                                --------
                                                                                                     964
                                                                                                --------
            REITs - SPECIALIZED (0.5%)
   3,766    American Tower Corp.                                                                     494
   3,338    Crown Castle International Corp.                                                         339
   1,413    Digital Realty Trust, Inc.                                                               167
     806    Equinix, Inc.                                                                            355
   1,331    Extra Space Storage, Inc.                                                                103
   2,366    Iron Mountain, Inc.                                                                       83
   1,505    Public Storage                                                                           324
   6,302    Weyerhaeuser Co.                                                                         208
                                                                                                --------
                                                                                                   2,073
                                                                                                --------
            Total Real Estate                                                                      5,382
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES (1.0%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.0%)
   2,615    Level 3 Communications, Inc.*                                                       $    156
                                                                                                --------
            INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
  54,322    AT&T, Inc.(h)                                                                          2,093
   5,667    CenturyLink, Inc.                                                                        141
  35,902    Verizon Communications, Inc.                                                           1,675
                                                                                                --------
                                                                                                   3,909
                                                                                                --------
            Total Telecommunication Services                                                       4,065
                                                                                                --------
            UTILITIES (1.6%)
            ----------------
            ELECTRIC UTILITIES (1.0%)
   2,301    Alliant Energy Corp.                                                                      95
   4,277    American Electric Power Co., Inc.                                                        307
   6,147    Duke Energy Corp.                                                                        527
   2,813    Edison International                                                                     230
   1,649    Entergy Corp.                                                                            130
   3,350    Eversource Energy                                                                        208
   8,119    Exelon Corp.                                                                             295
   3,652    FirstEnergy Corp.                                                                        107
   4,239    NextEra Energy, Inc.                                                                     600
   4,472    PG&E Corp.                                                                               306
   1,023    Pinnacle West Capital Corp.                                                               90
   5,981    PPL Corp.                                                                                239
  10,274    Southern Co.                                                                             520
   4,885    Xcel Energy, Inc.                                                                        234
                                                                                                --------
                                                                                                   3,888
                                                                                                --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
   5,809    AES Corp.                                                                                 68
   2,797    NRG Energy, Inc.                                                                          45
                                                                                                --------
                                                                                                     113
                                                                                                --------
            MULTI-UTILITIES (0.5%)
   2,468    Ameren Corp.                                                                             140
   3,852    CenterPoint Energy, Inc.                                                                 110
   2,468    CMS Energy Corp.                                                                         117
   3,225    Consolidated Edison, Inc.                                                                267
   5,544    Dominion Resources, Inc.                                                                 448
   1,653    DTE Energy Co.                                                                           181
   4,866    Public Service Enterprise Group, Inc.                                                    218
   1,475    SCANA Corp.                                                                              101

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------

   2,211    Sempra Energy                                                                       $    257
   2,943    WEC Energy Group, Inc.                                                                   185
                                                                                                --------
                                                                                                   2,024
                                                                                                --------
            WATER UTILITIES (0.1%)
   1,639    American Water Works Co., Inc.                                                           128
                                                                                                --------
            Total Utilities                                                                        6,153
                                                                                                --------
            Total Blue Chip Stocks (cost: $105,282)                                              190,164
                                                                                                --------

            RIGHTS (0.0%)

            CONSUMER STAPLES (0.0%)
            -----------------------
            FOOD RETAIL (0.0%)
   1,460    Safeway Casa Ley CVR*(b),(j)                                                               1
   1,460    Safeway PDC, LLC CVR*(b),(j)                                                               -
                                                                                                --------
                                                                                                       1
                                                                                                --------
            Total Consumer Staples                                                                     1
                                                                                                --------
            Total Rights (cost: $1)                                                                    1
                                                                                                --------
            Total Equity Securities (cost: $105,283)                                             190,165
                                                                                                --------

            TOTAL INVESTMENTS (COST: $303,469)                                                  $393,777
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                                                                               CONTRACT    APPRECIATION/
NUMBER OF                                                  EXPIRATION           VALUE     (DEPRECIATION)
CONTRACTS                                                    DATE               (000)              (000)
--------------------------------------------------------------------------------------------------------
            FUTURES(k)

            LONG FUTURES

            EQUITY CONTRACTS
      8     E-mini S&P 500                                  6/16/2017           $964            $      7
                                                                                ----            --------

            TOTAL FUTURES                                                       $964            $      7
                                                                                ====            ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Tax-Exempt Securities:
  Tax-Exempt Bonds                             $      -         $184,848               $-       $184,848
  Tax-Exempt Money Market Instruments:
    Variable-Rate Demand Notes                        -           17,400                -         17,400
Government & U.S. Treasury Money
  Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                  1,264                -                -          1,264
  U.S. Treasury Bills                               100                -                -            100
Equity Securities:
  Blue Chip Stocks                              190,164                -                -        190,164
  Rights                                              -                -                1              1
Futures(1)                                            7                -                -              7
--------------------------------------------------------------------------------------------------------
Total                                          $191,535         $202,248               $1       $393,784
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                               RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                                       RIGHTS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                            $1
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                    -
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2017                                                                            $1
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    USD       Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank, A.G. or JP Morgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2017, was $168,000, which represented less than 0.1% of the Fund's net assets.

    (c) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (d)  Up to 6.05% of the coupon may be PIK.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

    (g) Securities with a value of $100,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (h) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2017.

    (i) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (j) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

    (k) The contract value of futures purchased and/or sold as a percentage of net assets is 0.2%.

    (l) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $303,469)                                $393,777
   Cash                                                                                               91
   Receivables:
       Capital shares sold                                                                           404
       Dividends and interest                                                                      2,972
   Variation margin on futures contracts                                                               7
                                                                                                --------
           Total assets                                                                          397,251
                                                                                                --------
LIABILITIES
   Payables:
       Securities purchased                                                                        5,701
       Capital shares redeemed                                                                       255
   Accrued management fees                                                                           164
   Accrued transfer agent's fees                                                                      12
   Other accrued expenses and payables                                                                99
                                                                                                --------
           Total liabilities                                                                       6,231
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $391,020
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $307,465
   Accumulated undistributed net investment income                                                 1,663
   Accumulated net realized loss on investments and futures transactions                          (8,423)
   Net unrealized appreciation of investments and future contracts                                90,315
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $391,020
                                                                                                ========
   Capital shares outstanding, no par value                                                       20,841
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $  18.76
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                     $ 3,562
   Interest                                                                                        7,825
                                                                                                 -------
       Total income                                                                               11,387
                                                                                                 -------
EXPENSES
   Management fees                                                                                 1,811
   Administration and servicing fees                                                                 538
   Transfer agent's fees                                                                             291
   Custody and accounting fees                                                                       140
   Postage                                                                                            24
   Shareholder reporting fees                                                                         26
   Trustees' fees                                                                                     31
   Registration fees                                                                                  45
   Professional fees                                                                                 101
   Other                                                                                              19
                                                                                                 -------
           Total expenses                                                                          3,026
                                                                                                 -------
NET INVESTMENT INCOME                                                                              8,361
                                                                                                 -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                                                 5,305
       Futures transactions                                                                          393
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                13,470
       Futures contracts                                                                             (69)
                                                                                                 -------
           Net realized and unrealized gain                                                       19,099
                                                                                                 -------
   Increase in net assets resulting from operations                                              $27,460
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------
                                                                            2017                    2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  8,361                $  7,347
   Net realized gain on investments                                        5,305                   1,051
   Net realized gain (loss) on futures transactions                          393                    (123)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                         13,470                   5,788
      Futures contracts                                                      (69)                     76
                                                                        --------------------------------
      Increase in net assets resulting from operations                    27,460                  14,139
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (8,091)                 (7,796)
                                                                        --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              93,123                  85,967
   Reinvested dividends                                                    7,516                   7,346
   Cost of shares redeemed                                               (56,322)                (55,503)
                                                                        --------------------------------
      Increase in net assets from capital share transactions              44,317                  37,810
                                                                        --------------------------------
   Net increase in net assets                                             63,686                  44,153

NET ASSETS
   Beginning of year                                                     327,334                 283,181
                                                                        --------------------------------
   End of year                                                          $391,020                $327,334
                                                                        ================================
Accumulated undistributed net investment income:
   End of year                                                          $  1,663                $  1,301
                                                                        ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             5,140                   4,990
   Shares issued for dividends reinvested                                    418                     428
   Shares redeemed                                                        (3,114)                 (3,221)
                                                                        --------------------------------
      Increase in shares outstanding                                       2,444                   2,197
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Growth and Tax Strategy Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived from the values used for tax valuation and reporting purposes. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2017* (IN THOUSANDS)

                                        ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    -----------------------------------------------------------------------------------------------
                                 STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS          LOCATION           FAIR VALUE        LOCATION           FAIR VALUE
    -----------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized         $7**                                 $-
                                 appreciation of
                                 investments and
                                 futures contracts
    -----------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2017.
    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2017 (IN THOUSANDS)

                                                                                     CHANGE IN
                                                                                     UNREALIZED
    DERIVATIVES NOT                                                                  APPRECIATION/
    ACCOUNTED FOR AS        STATEMENT OF OPERATIONS         REALIZED GAIN (LOSS)     (DEPRECIATION)
    HEDGING INSTRUMENTS     LOCATION                        ON DERIVATIVES           ON DERIVATIVES
    -----------------------------------------------------------------------------------------------
    Equity contracts        Net realized gain                       $393                   $(69)
                            on Futures transactions/
                            Change in net unrealized
                            appreciation/(depreciation)
                            of Futures contracts
    -----------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $3,000, which represents 0.5% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, REIT return of capital dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $92,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                               2017                      2016
                                            ------------------------------------
Ordinary income*                            $2,390,000                $2,153,000
Tax-exempt income                            5,701,000                 5,643,000
                                            ----------                ----------
   Total distributions paid                 $8,091,000                $7,796,000
                                            ==========                ==========

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $ 1,027,000
Undistributed ordinary income*                                           768,000
Accumulated capital and other losses                                  (8,288,000)
Unrealized appreciation of investments                                90,180,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2017, the Fund utilized pre-enactment capital loss carryforwards of $5,441,000, to offset capital gains. At May 31, 2017, the Fund had pre-enactment capital loss carryforwards of $8,288,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                    PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
                    ----------------------------------------
                    EXPIRES                         BALANCE
                    -------                       ----------
                     2018                         $8,288,000
                                                  ----------
                                 Total            $8,288,000
                                                  ==========

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $57,465,000 and $12,945,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $303,597,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $95,066,000 and $4,886,000, respectively, resulting in net unrealized appreciation of $90,180,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Cash collateral is invested in high-quality short-term investments. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. As of May 31, 2017, the Fund had no securities on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to the Composite Index which is comprised of 51% of the Lipper General Municipal Bond Funds Index, which measures the total return performance of the largest funds tracked by Lipper that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and 49% of the Lipper Large-Cap Core Funds Index, which measures the total return performance of the funds tracked by Lipper that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Index. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                      (IN BASIS POINTS)(1)
    ----------------------------------------------------------------
    +/- 20 to 50                              +/- 4
    +/- 51 to 100                             +/- 5
    +/- 101 and greater                       +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $1,811,000, which included a 0.01% performance adjustment of $18,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $232,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $538,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $9,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $291,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                              ------------------------------------------------------------------------
                                  2017             2016             2015           2014           2013
                              ------------------------------------------------------------------------
Net asset value at
  beginning of period         $  17.79         $  17.48         $  16.86       $  15.59       $  14.02
                              ------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income            .42              .43              .44            .41            .37
  Net realized and
    unrealized gain                .96              .35              .59           1.26           1.57
                              ------------------------------------------------------------------------
Total from investment
  operations                      1.38              .78             1.03           1.67           1.94
                              ------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.41)            (.47)            (.41)          (.40)          (.37)
                              ------------------------------------------------------------------------
Net asset value at end
  of period                   $  18.76          $ 17.79         $  17.48       $  16.86       $  15.59
                              ========================================================================
Total return (%)*                 7.88             4.60             6.16          10.92          14.07
Net assets at end
  of period (000)             $391,020         $327,334         $283,181       $221,445       $188,461
Ratios to average
  net assets:**
  Expenses (%)(a)                  .84              .87              .85            .92            .96
  Net investment income (%)       2.33             2.53             2.63           2.60           2.51
Portfolio turnover (%)               4               10                9              5              5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $358,878,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                     -                -                -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2016-
                                      DECEMBER 1, 2016          MAY 31, 2017            MAY 31, 2017
                                      -----------------------------------------------------------------
Actual                                   $1,000.00               $1,076.60                 $4.30

Hypothetical
 (5% return before expenses)              1,000.00                1,020.79                  4.18

*Expenses are equal to the Fund's annualized expense ratio of 0.83%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.66% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and Northern Trust Investments, Inc. (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2016, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2016, was in the top 5% of its performance universe for the three-year period ended December 31, 2016, and was in the top 25% of its performance universe for the five- and ten-year periods ended December 31, 2016.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance;
(ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

================================================================================

72  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

74  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

76  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEl
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

80  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

82  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)
   =============================================================================
   23403-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA INTERNATIONAL FUND]

 ==============================================================

         ANNUAL REPORT
         USAA INTERNATIONAL FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

SHAREHOLDER VOTING RESULTS                                                   15

FINANCIAL INFORMATION

   Distributions to Shareholders                                             16

   Report of Independent Registered
     Public Accounting Firm                                                  17

   Portfolio of Investments                                                  18

   Notes to Portfolio of Investments                                         42

   Financial Statements                                                      44

   Notes to Financial Statements                                             48

EXPENSE EXAMPLE                                                              68

ADVISORY AGREEMENT(S)                                                        70

TRUSTEES' AND OFFICERS' INFORMATION                                          77

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(c)2017, USAA. All rights reserved.

207233-0717
================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size, including mid- and small-cap companies. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

MFS Investment Management              Lazard Asset Management

    DANIEL LING                            PAUL MOGHTADER, CFA
    FILIPE M.G. BENZINHO                   TARAS IVANENKO, CFA
                                           CIPRIAN MARIN
Wellington Management Company LLP          CRAIG SCHOLL, CFA
                                           SUSANNE WILLUMSEN
    JAMES H. SHAKIN, CFA
    ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    World equity markets posted strong positive results over the reporting period ended May 31, 2017. Returns for U.S. and overseas developed markets were more or less comparable, while emerging markets led performance for the reporting period, supported by a stabilization in commodity prices and signs of improved growth in Russia and China. While European equities wavered in the wake of the late-June 2016 United Kingdom (U.K.) vote to leave the European Union ("Brexit"), broad improvement in the region's economic figures and favorable political results after the Brexit referendum served to restore investor optimism. Developed markets rose sharply in the immediate wake of the U.S. presidential election, which raised the prospect of growth-friendly policies from the incoming Trump administration and Republican-held Congress. Emerging markets dipped briefly post-election, as investors anticipated a strengthening in the U.S. dollar. During March 2017, the market began giving some of their gains, as the Federal Reserve caught the market off-guard by signaling an interest rate increase at its next meeting. In addition, the Republicans' failed efforts on health care reform raised questions about the party's ability to implement the remainder of its economic agenda. Equities ended the reporting period on a firm note, with investor sentiment strengthened by ongoing improvement in the global economy.

================================================================================

2  | USAA INTERNATIONAL FUND

================================================================================

o HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 19.87%, 19.97%, and 19.58%, respectively. This compares to returns of 16.44% for the MSCI EAFE Index (Index) and 17.07% for the Lipper International Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS), Wellington Management Company LLP (Wellington Management) and Lazard Asset Management (Lazard) are the subadvisers to the Fund. The subadvisers provide day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Lazard focuses on non-U.S. small-capitalization stocks. Stock selection was favorable as the portion of the Fund's portfolio managed by Lazard outperformed the Index in eight out of eleven sectors, led by its health care and energy holdings. Stock selection lagged meaningfully only in the industrials and telecommunication services sectors. On a country basis, stock selection was particularly strong in Japan and Israel and lagged in Australia and Switzerland.

    Stocks which provided the largest contribution to returns over the reporting period included Ipsen S.A., the French pharmaceutical concern. The company recently acquired Sanofi's consumer health care products business and a pancreatic cancer drug from Merrimack, and both are expected to add to earnings per share in 2018. Showa Denko

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    18-41.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    K.K., a Japanese specialty chemical firm, recovered fully from its sell-off in early 2016, as it has enjoyed strong demand for its Li-on Battery materials and high-purity gases. Furukawa Electric Co. Ltd. also enjoyed a strong year, driven by strong demand for production of fiber optic cable, which has led the company to expand its manufacturing capacity.

    Stocks that detracted from performance during the reporting period included Berendsen plc, a U.K.-based commercial supplier of work wear which experienced increased costs and labor difficulties in the effort to maintain service levels. Lazard eliminated the Fund's position given the weakened market sentiment towards the stock. A position in Whitehaven Coal Ltd. lagged as coal pricing has continued to be soft, in part driven by decreased demand from China as the country transitions to a more service-oriented economy. Investors sold off on U.K.-based airline tour operator Dart Group plc due to the Brexit news, and its stock continued to slump given the weak British pound and post-vote economic uncertainty. The position held by the Fund was sold.

    Relative performance of the factors employed by Lazard's model shifted notably during the reporting period. Through most of the latter half of 2016, investors gravitated toward value-oriented stocks, while stocks with stronger financials or experiencing favorable market sentiment either lagged or were flat to the market. Through May 2017, there has been a transition as investor sentiment and quality factors have rallied and have been the most significant sources of excess return in the portfolio.

    In Lazard's view, equity volatility may increase going forward, and non-U.S. stocks appear to offer an attractive alternative to the large and more expensive segments of the market.

o   WHAT WERE THE PRINCIPAL FACTORS IN MFS'S PERFORMANCE RELATIVE TO THE INDEX?

    MFS seeks to identify high-quality companies with sustainable above-average growth and returns, whose prospects are not reflected in their valuation. An overweight position and security selection in the technology sector contributed to the Fund's performance relative to the Index, highlighted by holdings of semiconductor manufacturer Taiwan

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

    Semiconductor Manufacturing Co. Ltd. ADR. Strong stock selection within healthcare boosted relative performance, most notably a position in German pharmaceutical giant Bayer AG. Stock selection within the transportation sector also added value, in particular, exposure to the Canadian National Railway Co. Other leading individual contributors included a position in France-domiciled retailer LVMH Moet Hennessy Louis Vuitton SE, the world's largest luxury goods company. An underweight allocation to the lagging utilities & communications sector helped relative performance as well. Finally, currency exposures relative to the benchmark, while not actively managed by MFS, were favorable for results.

    While MFS strives to be fully invested, the Fund's modest cash position used to maintain liquidity and fund new purchases was the leading detractor from performance relative to the benchmark in a rising market. An underweight position in the energy sector, selection within industrials, and an overweight position in to leisure all detracted slightly as well. Leading individual detractors included holdings of British multinational advertising and public relations firm WPP plc, Japanese medical device manufacturer Terumo Corp., and Swedish multinational clothing retailer Hennes & Mauritz AB "B".

    At reporting period-end, the MFS portfolio's largest overweight position versus the benchmark was the consumer staples sector, where MFS continues to view companies as having more durable business models, greater geographical diversification, and less earnings volatility than the overall market. The financial services sector remains the MFS' portfolio's largest underweight position, on concerns around regulatory risk, higher capital requirements and lower returns for these companies going forward. MFS will continue to focus on company fundamentals and valuations rather than macroeconomic forecasts, while seeking to take advantage of relative valuation shifts in the market.

o WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON MANAGEMENT'S PERFORMANCE RELATIVE TO THE INDEX?

    The Wellington Management portion of the Fund outperformed the MSCI EAFE Index, largely as a result of positive stock selection within the information technology, financials, and industrials sectors. This

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    strength was partially offset by weak stock selection within the materials, energy, and consumer discretionary sectors. Sector allocation, a residual outcome of Wellington Management's stock selection process, also contributed to relative results over the reporting period. In particular, overweight allocations to materials and information technology, as well as an underweight allocation to health care, helped performance. This was partially offset by an overweight allocation to consumer discretionary and an underweight allocation to industrials. A modest cash balance in a strongly upward trending market also constrained performance. From a regional perspective, security selection in Japan and Europe added the most value. Within Europe, holdings in the U.K. and France added the most value.

    Top individual contributors to relative performance during the reporting period included Swiss electronics and semiconductor manufacturer STMicroelectronics N.V., Japanese multinational information technology company Fujitsu Ltd., and an out-of-benchmark position in Ivanhoe Mines Ltd. "A", a Canadian mineral exploration and development company. The Fund's position in STMicroelectronics N.V. was sold into strength during the reporting period. Conversely, out-of-benchmark positions in Banco Popular Espanol, Japan Steel Works Ltd., and Canadian miner Eldorado Gold Corp. were the top individual detractors from performance over the reporting period.

    At the end of the reporting period, the Wellington Management portion of the Fund had overweight allocations to the energy, information technology, and financials sectors, while the leading underweights allocations were to the consumer staples, health care, and real estate sectors. On a regional basis, the Fund's largest overweight allocations were to emerging markets and Japan, with corresponding underweight allocations to Europe ex-U.K. and Asia ex-Japan.

    Thank you for allowing us to help manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)

--------------------------------------------------------------------------------
                                        5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.7 Billion                 $1.4 Billion
Net Asset Value Per Share               $31.16                       $26.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                       10 YEARS
    19.87%                             10.27%                        3.31%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                       1.13%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERNATIONAL      LIPPER INTERNATIONAL        MSCI EAFE
                      FUND SHARES              FUNDS INDEX               INDEX
05/31/07              $10,000.00               $10,000.00             $10,000.00
06/30/07               10,010.00                10,031.71              10,012.22
07/31/07                9,772.00                 9,896.79               9,864.76
08/31/07                9,819.00                 9,798.54               9,710.60
09/30/07               10,194.00                10,384.42              10,230.12
10/31/07               10,487.00                10,897.83              10,632.07
11/30/07               10,211.00                10,446.30              10,282.45
12/31/07               10,012.00                10,280.96              10,051.02
01/31/08                9,289.00                 9,410.63               9,122.52
02/29/08                9,395.00                 9,425.99               9,253.22
03/31/08                9,490.00                 9,312.22               9,155.86
04/30/08                9,917.00                 9,844.59               9,652.82
05/31/08               10,128.00                 9,992.02               9,746.82
06/30/08                9,271.00                 9,134.83               8,949.64
07/31/08                9,012.00                 8,817.29               8,662.40
08/31/08                8,709.00                 8,462.46               8,311.37
09/30/08                7,812.00                 7,347.64               7,109.63
10/31/08                6,451.00                 5,800.53               5,675.03
11/30/08                5,958.00                 5,423.27               5,368.29
12/31/08                6,482.00                 5,795.94               5,691.04
01/31/09                5,752.00                 5,206.07               5,132.56
02/28/09                5,232.00                 4,728.36               4,606.00
03/31/09                5,635.00                 5,079.48               4,897.91
04/30/09                6,125.00                 5,708.32               5,525.04
05/31/09                6,855.00                 6,482.03               6,178.68
06/30/09                6,749.00                 6,381.81               6,143.54
07/31/09                7,494.00                 7,024.27               6,704.45
08/31/09                7,745.00                 7,278.38               7,068.90
09/30/09                8,159.00                 7,645.31               7,339.55
10/31/09                8,022.00                 7,435.32               7,247.84
11/30/09                8,364.00                 7,706.79               7,392.95
12/31/09                8,585.00                 7,841.65               7,499.43
01/31/10                8,143.00                 7,462.89               7,169.03
02/28/10                8,143.00                 7,502.41               7,119.88
03/31/10                8,650.00                 7,989.45               7,564.33
04/30/10                8,508.00                 7,898.12               7,427.45
05/31/10                7,570.00                 7,079.98               6,572.84
06/30/10                7,570.00                 6,987.78               6,507.29
07/31/10                8,274.00                 7,623.71               7,124.37
08/31/10                7,966.00                 7,367.30               6,903.17
09/30/10                8,789.00                 8,104.04               7,579.59
10/31/10                9,154.00                 8,400.43               7,853.42
11/30/10                8,746.00                 8,092.98               7,475.32
12/31/10                9,432.00                 8,706.80               8,080.64
01/31/11                9,529.00                 8,833.88               8,271.32
02/28/11                9,777.00                 9,082.75               8,544.04
03/31/11                9,719.00                 8,993.34               8,352.55
04/30/11               10,448.00                 9,468.78               8,851.82
05/31/11               10,196.00                 9,193.22               8,590.29
06/30/11               10,068.00                 9,032.00               8,482.73
07/31/11                9,917.00                 8,866.80               8,347.84
08/31/11                9,025.00                 8,083.70               7,594.11
09/30/11                8,024.00                 7,137.78               6,870.49
10/31/11                8,940.00                 7,863.98               7,532.95
11/30/11                8,699.00                 7,640.35               7,167.51
12/31/11                8,507.00                 7,445.83               7,099.56
01/31/12                9,031.00                 7,942.12               7,478.29
02/29/12                9,526.00                 8,385.00               7,907.37
03/31/12                9,696.00                 8,381.01               7,870.63
04/30/12                9,546.00                 8,238.55               7,716.57
05/31/12                8,495.00                 7,387.03               6,830.61
06/30/12                9,019.00                 7,805.13               7,309.52
07/31/12                9,066.00                 7,882.56               7,392.41
08/31/12                9,290.00                 8,109.67               7,590.94
09/30/12                9,577.00                 8,358.01               7,815.49
10/31/12                9,676.00                 8,416.04               7,880.54
11/30/12                9,932.00                 8,599.10               8,070.97
12/31/12               10,384.00                 8,912.96               8,328.99
01/31/13               10,731.00                 9,278.19               8,768.32
02/28/13               10,671.00                 9,164.36               8,685.15
03/31/13               10,703.00                 9,256.38               8,756.46
04/30/13               10,930.00                 9,597.29               9,212.73
05/31/13               10,871.00                 9,505.00               8,990.26
06/30/13               10,536.00                 9,204.73               8,670.85
07/31/13               11,138.00                 9,712.14               9,128.41
08/31/13               10,894.00                 9,538.58               9,007.66
09/30/13               11,616.00                10,189.35               9,673.57
10/31/13               11,903.00                10,513.59               9,998.84
11/30/13               12,074.00                10,615.45              10,075.41
12/31/13               12,256.00                10,804.78              10,226.17
01/31/14               11,557.00                10,330.27               9,814.40
02/28/14               12,212.00                10,898.41              10,360.01
03/31/14               12,112.00                10,850.65              10,293.98
04/30/14               12,337.00                10,962.86              10,442.79
05/31/14               12,553.00                11,146.67              10,612.38
06/30/14               12,590.00                11,255.13              10,714.71
07/31/14               12,220.00                10,973.24              10,504.47
08/31/14               12,312.00                11,042.19              10,488.31
09/30/14               11,999.00                10,637.62              10,085.13
10/31/14               11,854.00                10,576.33               9,938.70
11/30/14               12,140.00                10,713.43              10,073.88
12/31/14               11,633.00                10,347.26               9,724.91
01/31/15               11,765.00                10,403.45               9,772.45
02/28/15               12,461.00                10,984.67              10,356.66
03/31/15               12,329.00                10,871.75              10,199.33
04/30/15               12,830.00                11,264.75              10,615.76
05/31/15               12,801.00                11,287.07              10,561.42
06/30/15               12,420.00                10,994.23              10,262.17
07/31/15               12,652.00                11,065.99              10,475.25
08/31/15               11,720.00                10,301.69               9,704.66
09/30/15               11,305.00                 9,844.25               9,211.90
10/31/15               11,993.00                10,505.90               9,931.99
11/30/15               11,898.00                10,415.81               9,777.48
12/31/15               11,697.00                10,208.85               9,645.73
01/31/16               10,967.00                 9,596.74               8,948.21
02/29/16               10,665.00                 9,406.98               8,784.28
03/31/16               11,373.00                10,047.23               9,355.85
04/30/16               11,553.00                10,238.64               9,626.71
05/31/16               11,553.00                10,215.57               9,539.26
06/30/16               11,177.00                 9,948.17               9,219.05
07/31/16               11,767.00                10,374.39               9,686.28
08/31/16               11,872.00                10,471.91               9,693.15
09/30/16               12,021.00                10,608.51               9,812.23
10/31/16               11,864.00                10,394.24               9,611.52
11/30/16               11,627.00                10,189.22               9,420.10
12/31/16               11,902.00                10,382.15               9,742.21
01/31/17               12,368.00                10,754.93              10,024.81
02/28/17               12,488.00                10,866.44              10,168.16
03/31/17               12,866.00                11,222.99              10,448.08
04/30/17               13,306.00                11,553.50              10,713.93
05/31/17               13,848.00                11,959.39              11,107.17

                                   [END CHART]

                   Data from 5/31/07 through 5/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)

--------------------------------------------------------------------------------
                                        5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                           $2.3 Billion                 $2.0 Billion
Net Asset Value Per Share               $31.07                       $26.34

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS            SINCE INCEPTION 8/01/08
    19.97%                           10.42%                      5.40%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                      1.00%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERNATIONAL
                    FUND INSTITUTIONAL    LIPPER INTERNATIONAL         MSCI EAFE
                          SHARES              FUNDS INDEX                INDEX
07/31/08               $10,000.00             $10,000.00              $10,000.00
08/31/08                 9,823.00               9,597.57                9,594.76
09/30/08                 8,811.00               8,333.22                8,207.46
10/31/08                 7,276.00               6,578.58                6,551.33
11/30/08                 6,720.00               6,150.72                6,197.23
12/31/08                 7,311.00               6,573.37                6,569.82
01/31/09                 6,494.00               5,904.38                5,925.10
02/28/09                 5,910.00               5,362.59                5,317.23
03/31/09                 6,370.00               5,760.81                5,654.21
04/30/09                 6,924.00               6,474.00                6,378.18
05/31/09                 7,754.00               7,351.49                7,132.76
06/30/09                 7,633.00               7,237.83                7,092.19
07/31/09                 8,480.00               7,966.47                7,739.72
08/31/09                 8,764.00               8,254.66                8,160.43
09/30/09                 9,241.00               8,670.81                8,472.88
10/31/09                 9,086.00               8,432.65                8,367.01
11/30/09                 9,477.00               8,740.54                8,534.53
12/31/09                 9,730.00               8,893.49                8,657.45
01/31/10                 9,229.00               8,463.92                8,276.03
02/28/10                 9,233.00               8,508.74                8,219.29
03/31/10                 9,813.00               9,061.11                8,732.36
04/30/10                 9,652.00               8,957.53                8,574.36
05/31/10                 8,593.00               8,029.65                7,604.46
06/30/10                 8,597.00               7,925.08                7,512.11
07/31/10                 9,399.00               8,646.32                8,224.47
08/31/10                 9,050.00               8,355.51                7,969.11
09/30/10                 9,988.00               9,191.07                8,749.98
10/31/10                10,406.00               9,527.22                9,066.10
11/30/10                 9,948.00               9,178.53                8,629.62
12/31/10                10,725.00               9,874.69                9,328.41
01/31/11                10,840.00              10,018.81                9,548.53
02/28/11                11,127.00              10,301.06                9,863.36
03/31/11                11,061.00              10,199.66                9,642.31
04/30/11                11,890.00              10,738.87               10,218.67
05/31/11                11,612.00              10,426.35                9,916.76
06/30/11                11,467.00              10,243.50                9,792.59
07/31/11                11,299.00              10,056.14                9,636.86
08/31/11                10,284.00               9,168.00                8,766.75
09/30/11                 9,145.00               8,095.20                7,931.39
10/31/11                10,191.00               8,918.81                8,696.14
11/30/11                 9,913.00               8,665.19                8,274.27
12/31/11                 9,699.00               8,444.57                8,195.83
01/31/12                10,297.00               9,007.43                8,633.04
02/29/12                10,867.00               9,509.72                9,128.38
03/31/12                11,056.00               9,505.19                9,085.97
04/30/12                10,889.00               9,343.62                8,908.12
05/31/12                 9,695.00               8,377.89                7,885.35
06/30/12                10,292.00               8,852.07                8,438.21
07/31/12                10,351.00               8,939.88                8,533.91
08/31/12                10,607.00               9,197.45                8,763.09
09/30/12                10,934.00               9,479.11                9,022.31
10/31/12                11,047.00               9,544.92                9,097.40
11/30/12                11,343.00               9,752.54                9,317.24
12/31/12                11,861.00              10,108.50                9,615.10
01/31/13                12,263.00              10,522.72               10,122.28
02/28/13                12,194.00              10,393.62               10,026.26
03/31/13                12,235.00              10,497.98               10,110.34
04/30/13                12,496.00              10,884.62               10,635.30
05/31/13                12,427.00              10,779.95               10,378.49
06/30/13                12,044.00              10,439.40               10,009.75
07/31/13                12,738.00              11,014.87               10,537.96
08/31/13                12,464.00              10,818.04               10,398.57
09/30/13                13,285.00              11,556.10               11,167.31
10/31/13                13,619.00              11,923.83               11,542.80
11/30/13                13,810.00              12,039.35               11,631.19
12/31/13                14,026.00              12,254.07               11,805.23
01/31/14                13,223.00              11,715.92               11,329.88
02/28/14                13,979.00              12,360.27               11,959.74
03/31/14                13,864.00              12,306.10               11,883.51
04/30/14                14,122.00              12,433.36               12,055.30
05/31/14                14,371.00              12,641.83               12,251.08
06/30/14                14,413.00              12,764.83               12,369.21
07/31/14                13,993.00              12,445.13               12,126.12
08/31/14                14,099.00              12,523.34               12,107.46
09/30/14                13,744.00              12,064.50               11,642.42
10/31/14                13,583.00              11,994.99               11,473.37
11/30/14                13,906.00              12,150.48               11,629.43
12/31/14                13,327.00              11,735.19               11,226.57
01/31/15                13,484.00              11,798.92               11,281.45
02/28/15                14,279.00              12,458.10               11,955.87
03/31/15                14,132.00              12,330.02               11,774.25
04/30/15                14,708.00              12,775.75               12,254.98
05/31/15                14,675.00              12,801.06               12,192.25
06/30/15                14,241.00              12,468.94               11,846.80
07/31/15                14,508.00              12,550.33               12,092.78
08/31/15                13,441.00              11,683.51               11,203.20
09/30/15                12,965.00              11,164.70               10,634.35
10/31/15                13,756.00              11,915.11               11,465.63
11/30/15                13,646.00              11,812.93               11,287.26
12/31/15                13,420.00              11,578.21               11,135.17
01/31/16                12,579.00              10,883.99               10,329.94
02/29/16                12,237.00              10,668.78               10,140.69
03/31/16                13,053.00              11,394.92               10,800.52
04/30/16                13,259.00              11,612.00               11,113.21
05/31/16                13,264.00              11,585.84               11,012.25
06/30/16                12,831.00              11,282.57               10,642.60
07/31/16                13,511.00              11,765.95               11,181.97
08/31/16                13,632.00              11,876.56               11,189.91
09/30/16                13,808.00              12,031.49               11,327.37
10/31/16                13,627.00              11,788.48               11,095.67
11/30/16                13,355.00              11,555.95               10,874.69
12/31/16                13,675.00              11,774.76               11,246.54
01/31/17                14,213.00              12,197.54               11,572.78
02/28/17                14,351.00              12,324.01               11,738.27
03/31/17                14,782.00              12,728.39               12,061.41
04/30/17                15,294.00              13,103.23               12,368.31
05/31/17                15,914.00              13,563.56               12,822.27

                                   [END CHART]

                       Data from 7/31/08 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the Lipper International Funds Index and the MSCI EAFE Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                        5/31/17                     5/31/16
--------------------------------------------------------------------------------
Net Assets                           $7.5 Million                $6.4 Million
Net Asset Value Per Share               $31.04                      $26.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS            SINCE INCEPTION 8/01/10
    19.58%                           9.95%                       7.05%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.46%        AFTER REIMBURSEMENT       1.35%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017.
If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2015, the expense limitation was 1.40% of the Adviser Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERNATIONAL
                      FUND ADVISER       LIPPER INTERNATIONAL          MSCI EAFE
                         SHARES               FUNDS INDEX                INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,346.00                9,663.67                9,689.52
09/30/10               10,311.00               10,630.05               10,638.96
10/31/10               10,735.00               11,018.82               11,023.33
11/30/10               10,257.00               10,615.53               10,492.61
12/31/10               11,056.00               11,420.69               11,342.26
01/31/11               11,165.00               11,587.38               11,609.90
02/28/11               11,456.00               11,913.82               11,992.70
03/31/11               11,383.00               11,796.54               11,723.92
04/30/11               12,229.00               12,420.17               12,424.71
05/31/11               11,934.00               12,058.72               12,057.62
06/30/11               11,784.00               11,847.24               11,906.65
07/31/11               11,597.00               11,630.55               11,717.31
08/31/11               10,555.00               10,603.36               10,659.35
09/30/11                9,381.00                9,362.60                9,643.65
10/31/11               10,446.00               10,315.16               10,573.50
11/30/11               10,159.00               10,021.82               10,060.55
12/31/11                9,936.00                9,766.67                9,965.17
01/31/12               10,543.00               10,417.66               10,496.77
02/29/12               11,123.00               10,998.58               11,099.05
03/31/12               11,312.00               10,993.34               11,047.48
04/30/12               11,137.00               10,806.48               10,831.24
05/31/12                9,909.00                9,689.55                9,587.67
06/30/12               10,516.00               10,237.97               10,259.88
07/31/12               10,571.00               10,339.52               10,376.24
08/31/12               10,824.00               10,637.43               10,654.90
09/30/12               11,155.00               10,963.18               10,970.09
10/31/12               11,266.00               11,039.29               11,061.38
11/30/12               11,560.00               11,279.42               11,328.68
12/31/12               12,085.00               11,691.10               11,690.85
01/31/13               12,485.00               12,170.17               12,307.51
02/28/13               12,411.00               12,020.87               12,190.77
03/31/13               12,448.00               12,141.56               12,290.87
04/30/13               12,709.00               12,588.74               12,931.29
05/31/13               12,634.00               12,467.68               12,619.03
06/30/13               12,239.00               12,073.81               12,170.70
07/31/13               12,937.00               12,739.38               12,812.94
08/31/13               12,653.00               12,511.73               12,643.45
09/30/13               13,486.00               13,365.34               13,578.15
10/31/13               13,816.00               13,790.65               14,034.70
11/30/13               14,002.00               13,924.25               14,142.18
12/31/13               14,211.00               14,172.59               14,353.79
01/31/14               13,398.00               13,550.18               13,775.82
02/28/14               14,155.00               14,295.41               14,541.65
03/31/14               14,038.00               14,232.77               14,448.97
04/30/14               14,300.00               14,379.95               14,657.84
05/31/14               14,547.00               14,621.06               14,895.89
06/30/14               14,585.00               14,763.32               15,039.52
07/31/14               14,150.00               14,393.57               14,744.42
08/31/14               14,253.00               14,484.01               14,721.74
09/30/14               13,884.00               13,953.34               14,155.83
10/31/14               13,716.00               13,872.95               13,950.29
11/30/14               14,038.00               14,052.78               14,140.04
12/31/14               13,453.00               13,572.47               13,650.21
01/31/15               13,602.00               13,646.18               13,716.94
02/28/15               14,404.00               14,408.56               14,536.95
03/31/15               14,250.00               14,260.44               14,316.12
04/30/15               14,827.00               14,775.94               14,900.63
05/31/15               14,784.00               14,805.21               14,824.36
06/30/15               14,342.00               14,421.10               14,404.33
07/31/15               14,606.00               14,515.23               14,703.41
08/31/15               13,525.00               13,512.70               13,621.78
09/30/15               13,045.00               12,912.67               12,930.13
10/31/15               13,832.00               13,780.56               13,940.87
11/30/15               13,722.00               13,662.39               13,723.99
12/31/15               13,492.00               13,390.92               13,539.07
01/31/16               12,641.00               12,588.01               12,560.01
02/29/16               12,297.00               12,339.10               12,329.90
03/31/16               13,107.00               13,178.93               13,132.18
04/30/16               13,314.00               13,430.00               13,512.37
05/31/16               13,314.00               13,399.74               13,389.62
06/30/16               12,874.00               13,048.99               12,940.16
07/31/16               13,557.00               13,608.05               13,595.98
08/31/16               13,674.00               13,735.98               13,605.63
09/30/16               13,841.00               13,915.16               13,772.77
10/31/16               13,659.00               13,634.10               13,491.05
11/30/16               13,385.00               13,365.17               13,222.36
12/31/16               13,695.00               13,618.24               13,674.49
01/31/17               14,234.00               14,107.21               14,071.16
02/28/17               14,367.00               14,253.47               14,272.37
03/31/17               14,793.00               14,721.16               14,665.27
04/30/17               15,301.00               15,154.69               15,038.43
05/31/17               15,921.00               15,687.09               15,590.39

                                   [END CHART]

                       Data from 7/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/17 o
                                (% of Net Assets)

Pharmaceuticals ..........................................................  8.5%
Diversified Banks ........................................................  6.9%
Packaged Foods & Meat ....................................................  4.1%
Integrated Oil & Gas .....................................................  3.3%
Restaurants ..............................................................  2.8%
Personal Products ........................................................  2.8%
Distillers & Vintners ....................................................  2.7%
Life & Health Insurance ..................................................  2.6%
Electrical Components & Equipment ........................................  2.6%
Auto Parts & Equipment ...................................................  2.3%

                      o TOP 10 EQUITY HOLDINGS - 5/31/17 o
                                (% of Net Assets)

Nestle S.A. ..............................................................  2.6%
Bayer AG .................................................................  2.3%
Roche Holding AG .........................................................  1.9%
Hoya Corp. ...............................................................  1.8%
ING Groep N.V. ...........................................................  1.7%
Compass Group plc ........................................................  1.7%
WPP plc ..................................................................  1.7%
SAP SE ...................................................................  1.7%
UBS Group AG .............................................................  1.7%
AIA Group Ltd. ...........................................................  1.6%

You will find a complete list of securities that the Fund owns on pages 18-41.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                        o COUNTRY ALLOCATION - 5/31/17 o

                        [PIE CHART OF COUNTRY ALLOCATION]

JAPAN                                                                      19.5%
UNITED KINGDOM                                                             14.7%
FRANCE                                                                     12.3%
SWITZERLAND                                                                10.0%
GERMANY                                                                     8.9%
NETHERLANDS                                                                 4.4%
CANADA                                                                      3.1%
OTHERS*                                                                    27.0%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                               FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.            9,714,117,381                 352,502,522
Jefferson C. Boyce                9,717,710,105                 348,909,798
Dawn M. Hawley                    9,714,577,808                 352,042,095
Paul L. McNamara                  9,668,206,065                 398,413,838
Richard Y. Newton III             9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.         9,715,801,431                 350,818,472
Michael F. Reimherr               9,711,558,498                 355,061,405

================================================================================

                                               SHAREHOLDERS VOTING RESULTS |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

          DIVIDEND RECEIVED                   FOREIGN                   FOREIGN                QUALIFIED
         DEDUCTION (CORPORATE                  TAXES                    SOURCE                 INTEREST
           SHAREHOLDERS)(1)                    PAID(2)                  INCOME                  INCOME
         -------------------------------------------------------------------------------------------------
                 1.50%                      $7,369,000               $94,928,000                $109,000
         -------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.5%)

              COMMON STOCKS (98.4%)

              CONSUMER DISCRETIONARY (13.7%)
              ------------------------------
              ADVERTISING (1.7%)
    54,900    Gendai Agency, Inc.                                                             $      278
 2,966,793    WPP plc                                                                             66,666
                                                                                              ----------
                                                                                                  66,944
                                                                                              ----------
              APPAREL RETAIL (0.7%)
 1,001,788    Hennes & Mauritz AB "B"                                                             24,954
   105,300    Honeys Co. Ltd.                                                                      1,072
   288,378    KappAhl AB                                                                           1,583
    23,430    Nishimatsuya Chain Co. Ltd.                                                            247
    72,800    PAL Group Holdings Co. Ltd.                                                          1,800
                                                                                              ----------
                                                                                                  29,656
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.9%)
66,458,800    Global Brands Group Holdings Ltd.*                                                   8,444
    12,863    Hermes International                                                                 6,357
   119,594    Luxottica Group S.p.A.                                                               7,248
   212,954    LVMH Moet Hennessy Louis Vuitton SE                                                 54,339
 1,141,000    Sanyo Shokai Ltd.                                                                    1,638
                                                                                              ----------
                                                                                                  78,026
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (2.3%)
    283,200   Ahresty Corp.                                                                        2,734
    333,800   Aisan Industry Co. Ltd.                                                              2,655
    144,742   Delphi Automotive plc                                                               12,733
    861,200   Denso Corp.                                                                         36,711
    132,500   Exedy Corp.                                                                          3,619
     18,115   Faurecia                                                                               951
     64,100   G-Tekt Corp.                                                                         1,178
     59,300   Imasen Electric Industrial Co. Ltd.                                                    644
     50,300   Kasai Kogyo Co. Ltd.                                                                   615
    232,100   Keihin Corp.                                                                         3,183
    213,700   Nissin Kogyo Co. Ltd.                                                                3,379
    208,600   NOK Corp.                                                                            4,566
    134,300   Press Kogyo Co. Ltd.                                                                   603
    353,970   Showa Corp.*                                                                         3,445

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  262,558     Sogefi S.p.A.*                                                                  $    1,513
  296,200     Sumitomo Riko Co. Ltd.                                                               3,057
   44,100     Taiho Kogyo Co. Ltd.                                                                   556
  249,800     Tokai Rika Co. Ltd.                                                                  4,583
  182,700     Toyoda Gosei Co. Ltd.                                                                4,391
3,176,000     Xinyi Glass Holdings Ltd.                                                            3,122
                                                                                              ----------
                                                                                                  94,238
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
  342,300     Honda Motor Co. Ltd.                                                                 9,634
  935,180     Mitsubishi Motors Corp.                                                              6,063
   29,260     Renault S.A.                                                                         2,731
                                                                                              ----------
                                                                                                  18,428
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.1%)
1,052,434     Halfords Group plc                                                                   4,926
                                                                                              ----------
              BROADCASTING (0.6%)
   44,885     M6-Metropole Television S.A.                                                         1,069
  386,889     ProSiebenSat.1 Media AG                                                             16,426
  384,204     Television Francaise 1 S.A.                                                          4,929
  144,600     Tokyo Broadcasting System, Inc.                                                      2,396
                                                                                              ----------
                                                                                                  24,820
                                                                                              ----------
              CASINOS & GAMING (0.2%)
  262,778     888 Holdings plc                                                                       984
   23,117     Bet-At-Home.com AG                                                                   3,729
  802,000     Melco International Dev. Ltd.                                                        2,110
                                                                                              ----------
                                                                                                   6,823
                                                                                              ----------
              COMPUTER & ELECTRONICS RETAIL (0.2%)
  807,803     Dixons Carphone plc                                                                  3,420
  673,500     EDION Corp.                                                                          6,428
                                                                                              ----------
                                                                                                   9,848
                                                                                              ----------
              CONSUMER ELECTRONICS (0.3%)
  252,300     Alpine Electronics, Inc.                                                             3,609
  286,910     Funai Electric Co. Ltd.                                                              2,238
  249,000     Nikon Corp.                                                                          3,838
1,960,100     Pioneer Corp.*                                                                       3,522
                                                                                              ----------
                                                                                                  13,207
                                                                                              ----------
              DEPARTMENT STORES (0.2%)
1,035,980     Marks & Spencer Group plc                                                            5,105
5,208,000     New World Department Store China Ltd.*                                                 849
   56,658     Tokmanni Group Corp.                                                                   527
                                                                                              ----------
                                                                                                   6,481
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DISTRIBUTORS (0.0%)
   23,200     Arata Corp.                                                                     $      746
                                                                                              ----------
              EDUCATION SERVICES (0.1%)
   99,100     Benesse Holdings, Inc.                                                               3,637
                                                                                              ----------
              FOOTWEAR (0.1%)
8,212,000     Daphne International Holdings Ltd.*                                                    874
1,106,004     Geox S.p.A.                                                                          3,397
                                                                                              ----------
                                                                                                   4,271
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.1%)
   132,400    Kohnan Shoji Co. Ltd.                                                                2,544
                                                                                              ----------
              HOMEBUILDING (0.4%)
    92,952    Bellway plc                                                                          3,384
    95,306    Bonava AB "B"                                                                        1,722
   459,916    Crest Nicholson Holdings plc                                                         3,742
   329,900    Haseko Corp.                                                                         4,188
   152,300    Nihon House Holdings Co. Ltd.                                                          697
   279,509    Redrow plc                                                                           2,019
                                                                                              ----------
                                                                                                  15,752
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
   155,017    Dalata Hotel Group plc*                                                                899
   549,000    Fujita Kanko, Inc.                                                                   1,750
   336,916    Scandic Hotels Group AB(a)                                                           4,322
                                                                                              ----------
                                                                                                   6,971
                                                                                              ----------
              HOUSEHOLD APPLIANCES (0.1%)
    38,400    SodaStream International Ltd.*                                                       2,034
                                                                                              ----------
              INTERNET & DIRECT MARKETING RETAIL (0.0%)
   760,670    Qliro Group AB*                                                                      1,409
                                                                                              ----------
              LEISURE FACILITIES (0.1%)
   376,100    Tokyo Dome Corp.                                                                     3,362
                                                                                              ----------
              LEISURE PRODUCTS (0.2%)
   124,020    Sankyo Co. Ltd.                                                                      4,160
   189,081    Technogym S.p.A.(a)                                                                  1,570
     8,334    Trigano S.A.                                                                           910
                                                                                              ----------
                                                                                                   6,640
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.4%)
   113,000    Avex Group Holdings, Inc.                                                            1,454
   684,917    Cineworld Group plc                                                                  6,336
   504,878    Entertainment One Ltd.                                                               1,590

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  184,000     Shochiku Co. Ltd.                                                               $    2,251
  951,855     Technicolor S.A.                                                                     4,906
                                                                                              ----------
                                                                                                  16,537
                                                                                              ----------
              PUBLISHING (0.0%)
  425,844     Arnoldo Mondadori Editore S.p.A.*                                                      791
   45,600     Proto Corp.                                                                            698
                                                                                              ----------
                                                                                                   1,489
                                                                                              ----------
              RESTAURANTS (2.8%)
3,101,131     Compass Group plc                                                                   66,727
  411,189     EI Group plc*                                                                          754
  525,500     Fairwood Holdings Ltd.                                                               2,232
  520,503     SSP Group plc                                                                        3,267
1,050,482     Yum China Holdings, Inc.*                                                           40,349
                                                                                              ----------
                                                                                                 113,329
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
   38,400     Studio Alice Co. Ltd.                                                                  828
                                                                                              ----------
              SPECIALTY STORES (0.4%)
1,259,155     JD Sports Fashion plc                                                                7,318
   83,604     Matas A/S                                                                            1,389
  126,469     WH Smith plc                                                                         2,907
  179,900     Xebio Holdings Co. Ltd.                                                              2,921
                                                                                              ----------
                                                                                                  14,535
                                                                                              ----------
              TEXTILES (0.1%)
1,346,000     Shikibo Ltd.                                                                         1,653
3,529,000     Unitika Ltd.*                                                                        2,549
                                                                                              ----------
                                                                                                   4,202
                                                                                              ----------
              Total Consumer Discretionary                                                       551,683
                                                                                              ----------
              CONSUMER STAPLES (14.3%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.0%)
  375,597     Costa Group Holdings Ltd.                                                            1,264
                                                                                              ----------
              BREWERS (1.2%)
4,024,907     Ambev S.A. ADR                                                                      22,982
  164,637     Carlsberg A/S "B"                                                                   17,927
   76,768     Heineken N.V.                                                                        7,561
                                                                                              ----------
                                                                                                  48,470
                                                                                              ----------
              DISTILLERS & VINTNERS (2.7%)
1,431,070     Diageo plc                                                                          42,906
  467,348     Pernod Ricard S.A.                                                                  63,472
                                                                                              ----------
                                                                                                 106,378
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.1%)
   169,000    Cawachi Ltd.                                                                    $    4,216
    34,100    Nihon Chouzai Co. Ltd.                                                               1,209
                                                                                              ----------
                                                                                                   5,425
                                                                                              ----------
              FOOD DISTRIBUTORS (0.1%)
2,471,483     Metcash Ltd.*                                                                        3,765
                                                                                              ----------
              FOOD RETAIL (0.6%)
   25,500     Arcs Co. Ltd.                                                                          552
   27,100     Heiwado Co. Ltd.                                                                       586
1,830,243     J Sainsbury plc                                                                      6,626
  286,952     Loblaw Companies Ltd.                                                               16,219
                                                                                              ----------
                                                                                                  23,983
                                                                                              ----------
              HOUSEHOLD PRODUCTS (1.6%)
   295,539    Pz Cussons plc                                                                       1,316
   602,431    Reckitt Benckiser Group plc                                                         61,615
                                                                                              ----------
                                                                                                  62,931
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.2%)
   272,016    Distribuidora Internacional de Alimentacion S.A.                                     1,674
   170,920    Metro AG                                                                             5,722
                                                                                              ----------
                                                                                                   7,396
                                                                                              ----------
              PACKAGED FOODS & MEAT (4.1%)
2,058,364     a2 Milk Co. Ltd.*(b)                                                                 4,929
  477,680     DANONE S.A.                                                                         35,459
  788,200     Feed One Co. Ltd.                                                                    1,566
  671,000     Fujiya Co. Ltd.                                                                      1,551
   91,514     La Doria S.p.A.                                                                      1,140
  248,720     Leroy Seafood Group ASA                                                              1,339
  286,000     Marudai Food Co. Ltd.                                                                1,327
   54,900     Maruha Nichiro Corp.                                                                 1,572
   49,600     Mitsui Sugar Co. Ltd.                                                                1,471
  232,000     Morinaga Milk Industry Co. Ltd.                                                      1,948
1,205,163     Nestle S.A.                                                                        102,841
  404,000     Nisshin Oillio Group Ltd.                                                            2,386
   80,978     Salmar ASA                                                                           2,192
   16,843     Schouw & Co.                                                                         1,801
   21,400     Starzen Co. Ltd.                                                                       887
   44,700     Suedzucker AG                                                                          956
                                                                                              ----------
                                                                                                 163,365
                                                                                              ----------
              PERSONAL PRODUCTS (2.8%)
  516,485     Beiersdorf AG                                                                       55,466
2,881,800     Best World International Ltd.                                                        3,082

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  370,000     Kao Corp.                                                                       $   23,329
  129,619     L'Oreal S.A.                                                                        27,731
   18,380     Ontex Group N.V.                                                                       664
   43,500     Ya-Man Ltd.                                                                          2,530
                                                                                              ----------
                                                                                                 112,802
                                                                                              ----------
              SOFT DRINKS (0.0%)
   79,717     Fevertree Drinks plc                                                                 1,805
                                                                                              ----------
              TOBACCO (0.9%)
  914,700     Japan Tobacco, Inc.                                                                 34,366
                                                                                              ----------
              Total Consumer Staples                                                             571,950
                                                                                              ----------
              ENERGY (4.0%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
1,015,776     Whitehaven Coal Ltd.*                                                                1,910
                                                                                              ----------
              INTEGRATED OIL & GAS (3.3%)
2,466,901     BP plc                                                                              14,834
2,192,872     ENI S.p.A.                                                                          34,709
1,294,094     Gazprom PAO ADR                                                                      5,383
  107,114     Lukoil PJSC ADR                                                                      5,168
  359,194     Petroleo Brasileiro S.A. ADR*                                                        3,046
  428,909     Royal Dutch Shell plc "B"                                                           11,846
  143,279     Statoil ASA                                                                          2,491
1,158,634     Suncor Energy, Inc.                                                                 36,264
  700,600     Surgutneftegas ADR                                                                   3,643
  155,500     Surgutneftegaz ADR                                                                     806
  257,379     Total S.A.                                                                          13,667
                                                                                              ----------
                                                                                                 131,857
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
   74,715     Ocean Yield ASA                                                                        568
  827,949     Saipem S.p.A.*                                                                       3,358
  560,822     Subsea 7 S.A.                                                                        8,064
                                                                                              ----------
                                                                                                  11,990
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
  137,036     Det Norske Oljeselskap ASA                                                           2,238
  270,700     INPEX Corp.                                                                          2,490
  163,900     Japan Petroleum Exploration Co. Ltd.                                                 3,300
   80,710     KazMunaiGas Exploration Production GDR                                                 782
  193,300     Painted Pony Energy Ltd.*                                                              681
  561,329     Pantheon Resources plc*                                                                477
                                                                                              ----------
                                                                                                   9,968
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING (0.1%)
    55,076    CropEnergies AG                                                                 $      640
   228,100    Fuji Oil Co. Ltd.                                                                      690
    31,700    Idemitsu Kosan Co. Ltd.                                                                887
   103,313    VERBIO Vereinigte Bioenergi AG                                                       1,120
                                                                                              ----------
                                                                                                   3,337
                                                                                              ----------
              Total Energy                                                                       159,062
                                                                                              ----------
              FINANCIALS (15.5%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
    14,888    Banca Generali S.p.A.                                                                  430
     8,723    Deutsche Beteiligungs AG                                                               405
    12,529    HBM Healthcare Investments AG                                                        1,499
   594,796    Julius Baer Group Ltd.*                                                             30,798
   275,483    Julius Baer Holding AG "B"                                                           3,783
   349,588    Magellan Financial Group Ltd.                                                        6,541
    46,900    SBI Holdings, Inc.                                                                     607
   482,100    Uranium Participation Corp.*                                                         1,342
                                                                                              ----------
                                                                                                  45,405
                                                                                              ----------
              CONSUMER FINANCE (0.1%)
  482,341     Arrow Global Group plc                                                               2,481
                                                                                              ----------
              DIVERSIFIED BANKS (6.9%)
  573,244     Aldermore Group plc*                                                                 1,799
  930,644     Allahabad Bank Ltd.*                                                                 1,011
1,055,039     Alpha Bank AE*                                                                       2,430
  710,622     Banca Popolare dell'Emilia Romagna SC                                                3,480
1,891,100     Banco Popular Espanol*                                                               1,294
7,565,663     Barclays plc                                                                        20,471
  137,322     BNP Paribas S.A.                                                                     9,691
1,414,815     CaixaBank S.A.                                                                       6,682
  440,991     Canara Bank Ltd.*                                                                    2,405
  936,498     Corporation Bank*                                                                      724
  244,400     Dah Sing Financial Holdings Ltd.                                                     1,869
3,042,000     DBS Group Holdings Ltd.                                                             45,004
1,823,639     HSBC Holdings plc                                                                   15,874
4,177,258     ING Groep N.V.                                                                      69,872
  121,025     KB Financial Group, Inc.                                                             5,794
  377,399     KBC Groep N.V.                                                                      28,396
1,592,300     Mitsubishi UFJ Financial Group, Inc.                                                 9,933
4,182,600     Mizuho Financial Group, Inc.                                                         7,281
  349,604     Norwegian Finance Holdings ASA*                                                      2,958
  229,200     Sberbank of Russia PJSC ADR                                                          2,565
   69,435     Shinhan Financial Group Co. Ltd.                                                     3,067

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    141,298   Societe Generale S.A.                                                           $    7,408
    652,048   Standard Chartered plc*                                                              6,149
    249,900   Sumitomo Mitsui Financial Group, Inc.                                                8,967
    151,790   Sumitomo Mitsui Trust Holdings, Inc.                                                 5,140
    421,264   UniCredit S.p.A.*                                                                    7,368
                                                                                              ----------
                                                                                                 277,632
                                                                                              ----------
              DIVERSIFIED CAPITAL MARKETS (1.7%)
     97,329   Close Brothers Group plc                                                             2,008
  4,172,230   UBS Group AG*                                                                       66,338
                                                                                              ----------
                                                                                                  68,346
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
    120,500   Aizawa Securities Co. Ltd.                                                             730
  2,274,000   Haitong International Securities Group Ltd.(b)                                       1,316
    335,200   Ichiyoshi Securities Co. Ltd.                                                        2,667
                                                                                              ----------
                                                                                                   4,713
                                                                                              ----------
              LIFE & HEALTH INSURANCE (2.6%)
  9,225,400   AIA Group Ltd.                                                                      65,409
    305,700   Dai-Ichi Life Holdings, Inc.                                                         5,091
    654,758   Just Group plc                                                                       1,156
    775,966   Prudential plc                                                                      17,357
    394,172   Societa Cattolica di Assicurazioni                                                   3,407
    501,494   Storebrand ASA                                                                       3,273
    473,400   T&D Holdings, Inc.                                                                   6,698
    217,658   TONGYANO Life Insurance Co. Ltd.                                                     2,100
     38,796   Wuestenrot & Wuerttembergische AG                                                      844
                                                                                              ----------
                                                                                                 105,335
                                                                                              ----------
              MULTI-LINE INSURANCE (1.2%)
    146,781   Ageas                                                                                5,927
     20,648   ASR Nederland N.V.                                                                     663
    402,538   Assicurazioni Generali S.p.A.                                                        6,353
     60,794   Topdanmark A/S*                                                                      1,828
    338,414   Uniqa Insurance Group AG                                                             2,946
    100,712   Zurich Insurance Group AG                                                           29,604
                                                                                              ----------
                                                                                                  47,321
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (0.1%)
     21,521   Corporacion Financiera Alba S.A.                                                     1,262
  3,342,000   First Pacific Co. Ltd.                                                               2,616
                                                                                              ----------
                                                                                                   3,878
                                                                                              ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
 62,529,000   G-Resources Group Ltd.                                                               1,059
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
   384,802    Coface S.A.                                                                     $    3,130
   506,462    Hastings Group Holdings plc                                                          2,047
                                                                                              ----------
                                                                                                   5,177
                                                                                              ----------
              REGIONAL BANKS (0.4%)
   404,000    77th Bank Ltd.                                                                       1,769
    21,300    Aichi Bank Ltd.                                                                      1,179
   684,600    FIDEA Holdings Co. Ltd.                                                              1,168
   146,400    Mebuki Financial Group, Inc.                                                           572
   162,000    Miyazaki Bank Ltd.                                                                     515
   394,000    Oita Bank Ltd.                                                                       1,459
   197,006    Sparebank 1 Nord-Norge                                                               1,306
   265,268    SpareBank 1 SMN                                                                      2,182
   142,960    SpareBank 1 SR-Bank ASA                                                              1,210
     2,052    St. Galler Kantonalbank "A"                                                            889
   465,600    Tochigi Bank Ltd.                                                                    2,026
   134,400    Tomony Holdings, Inc.                                                                  658
   586,000    Towa Bank Ltd.                                                                         640
                                                                                              ----------
                                                                                                  15,573
                                                                                              ----------
              SPECIALIZED FINANCE (0.2%)
   440,595    Element Financial Corp.                                                              2,792
    12,100    Fuyo General Lease Co. Ltd.                                                            654
   600,800    Japan Securities Finance Co.                                                         2,989
   152,985    Plus500 Ltd.                                                                         1,009
    23,400    Ricoh Leasing Co. Ltd.                                                                 723
                                                                                              ----------
                                                                                                   8,167
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.9%)
   51,126     Deutsche Pfandbriefbank AG                                                             651
1,193,627     Housing Dev. Finance Corp. Ltd.                                                     29,171
  787,238     OneSavings Bank plc                                                                  4,131
  179,271     Paragon Group Cos. plc                                                               1,054
                                                                                              ----------
                                                                                                  35,007
                                                                                              ----------
              Total Financials                                                                   620,094
                                                                                              ----------
              HEALTH CARE (12.5%)
              -------------------
              BIOTECHNOLOGY (0.0%)
    40,933    Swedish Orphan Biovitrum AB*                                                           642
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
    98,760    Suzuken Co. Ltd.                                                                     3,246
    81,200    Vital KSK Holdings, Inc.                                                               696
                                                                                              ----------
                                                                                                   3,942
                                                                                              ----------

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (1.5%)
   63,138     CellaVision AB                                                                  $    1,202
   97,974     El.En. S.p.A.                                                                        3,298
  133,560     GN Store Nord A/S                                                                    4,075
  111,200     Nikkiso Co. Ltd.                                                                     1,068
1,284,100     Terumo Corp.                                                                        52,176
                                                                                              ----------
                                                                                                  61,819
                                                                                              ----------
              HEALTH CARE FACILITIES (0.2%)
  365,485     Capio AB(a)                                                                          2,166
  266,576     CVS Group plc                                                                        4,833
  432,805     Summerset Group Holdings Ltd.                                                        1,496
                                                                                              ----------
                                                                                                   8,495
                                                                                              ----------
              HEALTH CARE SERVICES (0.1%)
  102,300     BML, Inc.                                                                            2,088
   52,900     Unimat Retirement Community Co. Ltd.                                                   530
                                                                                              ----------
                                                                                                   2,618
                                                                                              ----------
              HEALTH CARE SUPPLIES (1.8%)
  224,573     Advanced Medical Solutions Group plc                                                   826
1,433,700     Hoya Corp.                                                                          70,604
                                                                                              ----------
                                                                                                  71,430
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (0.1%)
  578,733     AGFA-Gevaert N.V.*                                                                   2,645
   27,048     CompuGroup Medical SE                                                                1,537
                                                                                              ----------
                                                                                                   4,182
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
   99,800     CMIC Holdings Co. Ltd.                                                               1,254
   89,500     EPS Holdings, Inc.                                                                   1,349
  196,291     Qiagen N.V.*                                                                         6,609
                                                                                              ----------
                                                                                                   9,212
                                                                                              ----------
              PHARMACEUTICALS (8.5%)
    3,693     Alk-Abello A/S                                                                         557
  165,873     Almirall S.A.                                                                        2,883
  161,487     AstraZeneca plc                                                                     10,890
  708,257     Bayer AG                                                                            93,963
   77,200     Daito Pharmaceutical Co. Ltd.                                                        1,562
   70,400     Eisai Co. Ltd.                                                                       3,710
   98,238     Ipsen S.A.                                                                          12,387
   16,600     Kaken Pharmaceutical Co. Ltd.                                                          956
   27,000     Kissei Pharmaceutical Co. Ltd.                                                         693
   64,800     Kyorin Holding, Inc.                                                                 1,335

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   924,555    Mayne Pharma Group Ltd.*(b)                                                     $      745
   240,633    Merck KGaA                                                                          29,045
   588,664    Novartis AG                                                                         48,197
   968,601    Novo Nordisk A/S "B"                                                                41,164
    35,658    Orion Oyj "B"                                                                        2,307
    31,041    Recordati S.p.A.                                                                     1,249
   284,143    Roche Holding AG                                                                    77,978
   182,500    Takeda Pharmaceutical Co. Ltd.                                                       9,404
   982,000    United Laboratories International Holdings Ltd.*                                       650
                                                                                              ----------
                                                                                                 339,675
                                                                                              ----------
              Total Health Care                                                                  502,015
                                                                                              ----------
              INDUSTRIALS (15.2%)
              -------------------
              AEROSPACE & DEFENSE (1.0%)
  504,947     Chemring Group plc                                                                   1,174
  114,311     MTU Aero Engines AG                                                                 16,128
1,771,702     Rolls-Royce Holdings plc*                                                           19,803
   61,669     Saab AB "B"                                                                          3,209
                                                                                              ----------
                                                                                                  40,314
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (0.6%)
  299,000     Iseki & Co. Ltd.                                                                       602
1,534,700     Kubota Corp.                                                                        24,278
                                                                                              ----------
                                                                                                  24,880
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.2%)
  193,007     CTT-Correios de Portugal S.A.                                                        1,175
1,227,758     PostNL N.V.                                                                          6,001
                                                                                              ----------
                                                                                                   7,176
                                                                                              ----------
              AIRLINES (0.4%)
  663,121     Air France-KLM*                                                                      7,487
  291,273     Deutsche Lufthansa AG                                                                5,659
1,210,919     SAS AB*                                                                              2,229
                                                                                              ----------
                                                                                                  15,375
                                                                                              ----------
              BUILDING PRODUCTS (1.1%)
   158,761    Compagnie de Saint-Gobain                                                            8,877
   306,400    Daikin Industries Co. Ltd.                                                          30,032
    44,900    Sanko Metal Industrial Co. Ltd.                                                      1,289
   149,400    Sankyo Tateyama, Inc.                                                                2,172
                                                                                              ----------
                                                                                                  42,370
                                                                                              ----------
              COMMERCIAL PRINTING (0.0%)
   173,200    Toppan Forms Co. Ltd.                                                                1,813
                                                                                              ----------

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING (0.7%)
  178,000     Asanuma Corp.                                                                   $      524
   26,041     CFE                                                                                  3,992
  472,000     Chiyoda Corp.                                                                        2,655
  236,854     Costain Group plc                                                                    1,478
  126,000     Daiho Corp.                                                                            611
   25,686     Eiffage S.A.                                                                         2,336
  178,000     Kumagai Gumi Co. Ltd.                                                                  553
  527,636     Maire Tecnimont S.p.A.                                                               2,211
  158,400     Matsui Construction Co. Ltd.                                                         1,264
  300,071     Mota - Engil, SGPS, S.A.                                                               917
  132,800     Obayashi Road Corp.                                                                  1,126
  132,041     Peab AB                                                                              1,566
  917,250     Raubex Group Ltd.                                                                    1,678
  514,260     Shikun & Binui Ltd.(c)                                                               1,249
  206,200     Shinnihon Corp.                                                                      1,920
1,025,000     Toyo Engineering Corp.                                                               2,378
  322,041     YIT Oyj                                                                              2,724
                                                                                              ----------
                                                                                                  29,182
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
  168,196     Alstom S.A.*                                                                         5,891
   40,463     Wacker Neuson SE                                                                       893
                                                                                              ----------
                                                                                                   6,784
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.4%)
  719,782     Cape plc                                                                             2,228
    6,971     Cewe Stiftung & Co. KGaA                                                               615
  364,601     Downer EDI Ltd.                                                                      1,734
  332,243     HomeServe plc                                                                        3,146
  166,036     Intrum Justitia AB*                                                                  5,620
  184,264     SmartGroup Corp. Ltd.                                                                  931
                                                                                              ----------
                                                                                                  14,274
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.6%)
  140,400     Furukawa Electric Co. Ltd.                                                           6,282
  350,000     Iwasaki Electric Co. Ltd.                                                              547
  431,888     Legrand S.A.                                                                        29,609
  777,394     Schneider Electric SE*                                                              59,872
  811,000     Swcc Showa Holdings Co. Ltd.*                                                          615
  259,000     Ushio, Inc.                                                                          3,326
  173,201     Zumtobel Group AG                                                                    3,564
                                                                                              ----------
                                                                                                 103,815
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
  308,369     Rentokil Initial plc                                                                 1,055
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEAVY ELECTRICAL EQUIPMENT (0.1%)
   68,298     Gamesa Corporacion Tecnologica S.A.                                             $    1,549
1,021,100     Melrose Industries plc                                                               3,148
                                                                                              ----------
                                                                                                   4,697
                                                                                              ----------
              HIGHWAYS & RAILTRACKS (0.0%)
   58,441     SIAS S.p.A.                                                                            653
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (1.1%)
   55,818     Adecco Group AG                                                                      4,161
1,830,115     Hays plc                                                                             3,935
  582,334     Randstad Holdings N.V.                                                              33,689
  181,523     SThree plc                                                                             722
                                                                                              ----------
                                                                                                  42,507
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
   100,501    Koninklijke Philips N.V.                                                             3,552
    83,888    Rheinmetall AG                                                                       8,050
   850,863    Smiths Group plc                                                                    17,574
                                                                                              ----------
                                                                                                  29,176
                                                                                              ----------
              INDUSTRIAL MACHINERY (1.6%)
    56,275    Aalberts Industries N.V.                                                             2,276
   147,800    FANUC Corp.                                                                         29,053
     1,819    Georg Fischer                                                                        1,715
   141,700    Hisaka Works Ltd.                                                                    1,203
    95,800    Hoden Seimitsu Kako Kenkyu Co. Ltd.                                                    891
    40,427    Industria Macchine Automatic S.p.A.                                                  3,613
   228,000    Japan Steel Works Ltd.                                                               3,306
   452,476    Morgan Advanced Materials plc                                                        1,741
    86,100    Nippon Thompson Co. Ltd.                                                               473
   675,000    Ryobi Ltd.                                                                           2,724
    68,200    Sansei Technologies, Inc.                                                              533
    58,033    Stabilus S.A.                                                                        4,704
   778,000    Toshiba Machine Co. Ltd.                                                             3,428
   319,185    Valmet Oyj                                                                           6,210
   226,427    Vesuvius plc                                                                         1,691
    24,589    Washtec AG                                                                           1,911
                                                                                              ----------
                                                                                                  65,472
                                                                                              ----------
              MARINE (0.7%)
  157,967     D/S Norden A/S*                                                                      2,698
   36,629     DFDS A/S                                                                             2,025
  158,100     Iino Kaiun Kaisha Ltd.                                                                 654
   75,421     Kuehne & Nagel International AG                                                     12,171
1,374,000     Mitsui O.S.K. Lines Ltd.                                                             3,945
  584,000     NS United Kaiun Kaisha Ltd.                                                          1,202

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
15,958,000    Pacific Basin Shipping Ltd.*                                                    $    3,195
    70,415    Stolt-Nielsen Ltd.                                                                   1,021
                                                                                              ----------
                                                                                                  26,911
                                                                                              ----------
              MARINE PORTS & SERVICES (0.0%)
    86,947    Hamburger Hafen und Logistik AG                                                      1,861
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (0.2%)
   300,100    KOKUYO Co. Ltd.                                                                      3,986
   111,400    Okamura Corp.                                                                        1,003
   169,200    Relia, Inc.                                                                          1,867
                                                                                              ----------
                                                                                                   6,856
                                                                                              ----------
              RAILROADS (1.3%)
   687,332    Canadian National Railway Co.                                                       53,220
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (1.3%)
   960,178    Experian plc                                                                        20,017
    30,432    Intertrust N.V.(a)                                                                     632
 1,462,909    RELX N.V.                                                                           30,353
                                                                                              ----------
                                                                                                  51,002
                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
   230,016    Ahlsell AB(a)                                                                        1,514
    35,977    B&B Tools AB "B"                                                                       799
   368,700    BOC Aviation Ltd.                                                                    1,897
     3,427    Bossard Holdings AG "A"                                                                675
    74,343    Cramo Oyj                                                                            2,165
    92,000    Daiichi Jitsugyo Co. Ltd.                                                              507
   711,000    Hanwa Co. Ltd.                                                                       4,950
   443,218    Howden Joinery Group plc                                                             2,587
    81,400    Inabata & Co. Ltd.                                                                     994
 2,053,000    Kanematsu Corp.                                                                      4,023
   113,800    Kuroda Electric Co. Ltd.                                                             2,174
   155,915    Ramirent Oyj                                                                         1,618
   272,430    Rexel S.A.                                                                           4,799
 2,202,052    SIG plc                                                                              4,375
                                                                                              ----------
                                                                                                  33,077
                                                                                              ----------
              TRUCKING (0.2%)
 2,743,915    FirstGroup plc*                                                                      5,296
    33,100    Hamakyorex Co. Ltd.                                                                    750
   618,207    National Express Group plc                                                           2,953
    66,538    Nobina AB(a)                                                                           421
                                                                                              ----------
                                                                                                   9,420
                                                                                              ----------
              Total Industrials                                                                  611,890
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (11.6%)
              ------------------------------

              APPLICATION SOFTWARE (2.3%)
209,047       Dassault Systemes S.A.                                                          $   19,289
618,843       SAP SE                                                                              66,348
 70,599       SimCorp A/S                                                                          4,387
 21,394       Temenos Group AG                                                                     1,990
                                                                                              ----------
                                                                                                  92,014
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.2%)
926,372       LM Ericsson Telephone Co. "B" ADR                                                    6,758
 17,169       Silicom Ltd.                                                                           875
262,739       Telit Communications plc                                                             1,126
                                                                                              ----------
                                                                                                   8,759

              DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
749,036       Amadeus IT Group S.A.                                                               43,628
163,642       Nets A/S*(a)                                                                         3,282
                                                                                              ----------
                                                                                                  46,910
                                                                                              ----------
              ELECTRONIC COMPONENTS (1.2%)
 91,400       CMK Corp.                                                                              726
 52,200       Dai-Ichi Seiko Co. Ltd.                                                                913
236,800       Hosiden Corp.                                                                        2,690
764,900       Japan Display, Inc.*                                                                 1,368
542,800       Kyocera Corp.                                                                       31,274
 62,800       Meiko Electronics Co. Ltd.                                                             763
348,900       Nichicon Corp.                                                                       3,418
440,000       Nippon Chemi-Con Corp.                                                               1,573
198,100       Sumida Corp.                                                                         2,953
109,390       Taiyo Yuden Co. Ltd.                                                                 1,554
413,000       Tamura Corp.                                                                         1,887
                                                                                              ----------
                                                                                                  49,119
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
482,700       Citizen Holdings Co. Ltd.                                                            3,151
 20,650       Comet Holding AG                                                                     2,590
 24,902       Datalogic S.p.A.                                                                       720
                                                                                              ----------
                                                                                                   6,461
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (0.3%)
 80,819       G5 Entertainment AB                                                                  1,995
203,600       GungHo Online Entertainment, Inc.                                                      509
 47,441       NHN Entertainment Corp.*                                                             3,000
 14,950       Nintendo Co. Ltd.                                                                    4,542
  9,136       UbiSoft Entertainment S.A.*                                                            508
                                                                                              ----------
                                                                                                  10,554
                                                                                              ----------

================================================================================

32      | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (1.2%)
  241,982     Alibaba Group Holdings Ltd. ADR*                                                $   29,633
   11,600     Criteo S.A. ADR*                                                                       608
   90,300     DeNA Co. Ltd.                                                                        1,997
  520,200     Gree, Inc.                                                                           4,307
   15,900     Mixi, Inc.                                                                             998
1,258,923     Moneysupermarket.com Group plc                                                       5,656
   37,500     Wix.com Ltd.*                                                                        2,764
1,380,690     Xlmedia plc                                                                          2,228
                                                                                              ----------
                                                                                                  48,191
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.6%)
    4,266     Alten S.A.                                                                             380
  353,338     Appen Ltd.                                                                             964
   90,713     Computacenter plc                                                                      990
1,185,000     Fujitsu Ltd.                                                                         8,643
   20,520     GFT Technologies SE                                                                    465
   62,600     Ines Corp.                                                                             652
  140,600     Net One Systems Co. Ltd.                                                             1,343
   34,500     Nihon Unisys Ltd.                                                                      583
  158,831     Softcat plc                                                                            890
   24,661     Sopra Steria Group                                                                   3,909
1,091,186     Tata Consultancy Services Ltd.                                                      42,957
   65,900     TIS, Inc.                                                                            1,910
                                                                                              ----------
                                                                                                  63,686
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
    12,315    BE Semiconductor Industries N.V.                                                       659
    22,600    NuFlare Technology, Inc.                                                             1,486
    59,479    Siltronic AG*                                                                        5,330
    86,460    Tokyo Seimitsu Co. Ltd.                                                              2,970
                                                                                              ----------
                                                                                                  10,445
                                                                                              ----------
              SEMICONDUCTORS (1.7%)
  353,079     Kontron AG*                                                                          1,241
  719,800     MediaTek, Inc.                                                                       5,504
   99,800     Miraial Co. Ltd.                                                                       813
   27,700     ROHM Co. Ltd.                                                                        2,224
   36,961     S.O.I.T.E.C.*                                                                        2,039
1,132,900     Shinko Electric Industries Co. Ltd.                                                  9,022
1,338,477     Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     47,329
                                                                                              ----------
                                                                                                  68,172
                                                                                              ----------
              SYSTEMS SOFTWARE (0.8%)
   26,200     Alpha Systems, Inc.                                                                    477
  271,026     Check Point Software Technologies Ltd.*                                             30,369

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    80,600    Computer Engineering & Consulting Ltd.                                          $    1,713
    60,300    Fuji Soft, Inc.                                                                      1,780
                                                                                              ----------
                                                                                                  34,339
                                                                                              ----------
              TECHNOLOGY DISTRIBUTORS (0.2%)
   300,000    Daiwabo Holdings Co. Ltd.                                                            1,097
   749,853    Electrocomponents plc                                                                5,667
                                                                                              ----------
                                                                                                   6,764
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
7,338,000     Acer, Inc.                                                                           4,025
  186,000     Canon, Inc.                                                                          6,348
4,432,000     China Display Optoelectronic Technology Holdings Ltd.*                                 586
1,367,464     Compal Electronics, Inc. GDR(d)                                                      4,569
   47,213     Logitech International S.A.                                                          1,726
   58,900     Melco Holdings, Inc.                                                                 1,697
                                                                                              ----------
                                                                                                  18,951
                                                                                              ----------
              Total Information Technology                                                       464,365
                                                                                              ----------
              MATERIALS (7.3%)
              ----------------
              ALUMINUM (0.0%)
   180,000    Daiki Aluminium Industry Co. Ltd.                                                      983
   255,600    Nippon Light Metal Holdings Co. Ltd.                                                   598
                                                                                              ----------
                                                                                                   1,581
                                                                                              ----------
              COMMODITY CHEMICALS (0.5%)
   405,295    Ercros S.A.*                                                                         1,293
    33,276    Lenzing AG                                                                           5,960
   142,000    Mitsui Chemicals, Inc.                                                                 705
   864,937    Orica Ltd.                                                                          12,648
                                                                                              ----------
                                                                                                  20,606
                                                                                              ----------
              CONSTRUCTION MATERIALS (0.4%)
   908,988    CSR Ltd.                                                                             2,817
   130,492    LafargeHolcim Ltd.                                                                   7,834
    18,674    RHI AG                                                                                 679
    43,012    Vicat S.A.                                                                           3,169
                                                                                              ----------
                                                                                                  14,499
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.2%)
   515,300    Showa Denko K.K.                                                                    10,018
                                                                                              ----------
              DIVERSIFIED METALS & MINING (1.0%)
    35,598    AMG Advanced Metallurgical Group N.V.                                                1,013
   286,819    Anglo American plc*                                                                  3,812
   562,900    Ivanhoe Mines Ltd. "A"*                                                              1,609
   355,645    Mineral Resources Ltd.                                                               2,669

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
14,504,000    NetMind Financial Holdings Ltd.*                                                $       75
   147,500    Northern Dynasty Minerals Ltd.*                                                        232
   911,000    Pacific Metals Co. Ltd.*                                                             2,344
   603,818    Rio Tinto plc                                                                       24,137
 1,500,747    Western Areas Ltd.*                                                                  2,453
                                                                                              ----------
                                                                                                  38,344
                                                                                              ----------
              GOLD (0.6%)
   178,300    Barrick Gold Corp.                                                                   2,949
   772,092    Centamin plc                                                                         1,656
   483,300    Centerra Gold, Inc.                                                                  2,744
 1,175,115    Eldorado Gold Corp.                                                                  3,584
 1,083,964    Gold Fields Ltd.                                                                     3,835
   605,367    Kinross Gold Corp.*                                                                  2,609
   168,928    Northern Star Resources Ltd.                                                           592
 4,837,339    Resolute Mining Ltd.                                                                 4,170
   288,128    St. Barbara Ltd.*                                                                      617
                                                                                              ----------
                                                                                                  22,756
                                                                                              ----------
              INDUSTRIAL GASES (2.0%)
   485,486    Air Liquide S.A.                                                                    59,173
   105,731    Linde AG                                                                            20,185
                                                                                              ----------
                                                                                                  79,358
                                                                                              ----------
              METAL & GLASS CONTAINERS (0.1%)
 2,059,371    Nampak Ltd.*                                                                         3,219
    14,688    Vidrala S.A.                                                                           950
                                                                                              ----------
                                                                                                   4,169
                                                                                              ----------
              PAPER PACKAGING (0.0%)
 3,592,000    AMVIG Holdings Ltd.                                                                  1,143
                                                                                              ----------
              PAPER PRODUCTS (0.1%)
    33,850    Ahlstrom-Munksjo Oyj                                                                   740
   107,373    Altri S.G.P.S. S.A.                                                                    524
   181,000    Nippon Paper Industries Co. Ltd.                                                     3,439
    59,638    SEMAPA - Sociedade de Investimento e Gestao S.G.P.S. S.A.                            1,110
                                                                                              ----------
                                                                                                   5,813
                                                                                              ----------
              PRECIOUS METALS & MINERALS (0.1%)
   107,304    Anglo American Platinum Ltd.*                                                        2,282
   656,942    Impala Platinum Holdings Ltd.*                                                       1,842
   235,029    Lonmin plc*                                                                            222
                                                                                              ----------
                                                                                                   4,346
                                                                                              ----------
              SPECIALTY CHEMICALS (1.6%)
   472,724    Akzo Nobel N.V.                                                                     39,567
   139,947    Borregaard ASA                                                                       1,648

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    40,395    H&R GmbH & Co. KGaA*                                                            $      578
   319,800    JSR Corp.                                                                            5,365
    16,900    Sanyo Chemical Industries Ltd.                                                         783
   137,900    Shin-Etsu Chemical Co. Ltd.                                                         12,367
   271,608    Synthomer plc                                                                        1,764
    93,000    Tokuyama Corp.*                                                                        411
                                                                                              ----------
                                                                                                  62,483
                                                                                              ----------
              STEEL (0.7%)
   168,334    Bluescope Steel Ltd.                                                                 1,438
   131,900    Chubu Steel Plate Co. Ltd.                                                             742
   659,476    Ferrexpo plc                                                                         1,459
    53,200    Godo Steel Ltd.                                                                        856
   108,366    Hill & Smith Holdings plc                                                            2,009
    52,900    Kobe Steel Ltd.*                                                                       484
   178,300    Kyoei Steel Ltd.                                                                     2,705
   192,600    Nakayama Steel Works Ltd.                                                            1,137
   181,800    Neturen Co. Ltd.                                                                     1,643
   401,000    Nippon Denko Co. Ltd.                                                                1,383
   319,143    Outokumpu Oyj                                                                        2,538
    94,234    Salzgitter AG                                                                        3,589
   402,800    Tokyo Steel Manufacturing Co. Ltd.                                                   3,197
    28,000    Topy Industries Ltd.                                                                   739
   101,850    Yamato Kogyo Co. Ltd.                                                                2,443
    35,300    Yodogawa Steel Works Ltd.                                                              961
                                                                                              ----------
                                                                                                  27,323
                                                                                              ----------
              Total Materials                                                                    292,439
                                                                                              ----------
              REAL ESTATE (1.7%)
              ------------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.4%)
4,162,000     Emperor International Holdings Ltd.                                                  1,292
  370,000     Great Eagle Holdings Ltd.                                                            1,823
  178,000     Heiwa Real Estate Co. Ltd.                                                           2,949
  156,500     Mugen Estate Co. Ltd.                                                                1,323
  248,800     Raysum Co. Ltd.                                                                      2,076
  199,600     Samty Co. Ltd.                                                                       2,069
   55,400     Sun Frontier Fudousan Co. Ltd.                                                         584
  787,200     Tokyu Fudosan Holdings Corp.                                                         4,720
                                                                                              ----------
                                                                                                  16,836
                                                                                              ----------
              REAL ESTATE DEVELOPMENT (0.3%)
   52,002     ADLER Real Estate AG*                                                                  877
1,119,424     Aveo Group                                                                           2,728
   17,800     Goldcrest Co. Ltd.                                                                     371

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
1,173,800     Wheelock Properties Ltd.                                                        $    1,468
5,920,100     Yanlord Land Group Ltd.                                                              8,044
                                                                                              ----------
                                                                                                  13,488
                                                                                              ----------
              REAL ESTATE OPERATING COMPANIES (0.4%)
   11,428     Big Shopping Centers Ltd.(c)                                                           878
   73,290     CA Immobilien Anlagen AG                                                             1,749
  170,700     Daibiru Corp.                                                                        1,737
  166,457     Dios Fastigheter AB                                                                    917
  171,733     Gazit Globe Ltd.(c)                                                                  1,675
  522,610     Hemfosa Fastigheter AB                                                               5,430
  208,271     Sponda OYJ                                                                             973
   19,900     Unizo Holdings Co. Ltd.                                                                500
  240,510     WCM Beteiligungs-und & Grundbesitz AG*                                                 863
   37,160     Wihlborgs Fastigheter AB                                                               760
                                                                                              ----------
                                                                                                  15,482
                                                                                              ----------
              REAL ESTATE SERVICES (0.2%)
  443,900     Japan Asset Marketing Co. Ltd.*                                                        509
    9,118     LSL Property Services plc                                                               27
  655,656     Savills plc                                                                          7,308
                                                                                              ----------
                                                                                                   7,844
                                                                                              ----------
              REITs - DIVERSIFIED (0.1%)
  411,731     Growthpoint Properties Australia Ltd.                                                1,019
      114     Kenedix, Inc.                                                                          635
    1,374     Sekisui House Ltd.                                                                   1,496
                                                                                              ----------
                                                                                                   3,150
                                                                                              ----------
              REITs - HEALTH CARE (0.1%)
   25,695     Aedifica REIT                                                                        2,153
                                                                                              ----------
              REITs - OFFICE (0.0%)
1,927,112     Cromwell Property Group REIT                                                         1,367
                                                                                              ----------
              REITs - RESIDENTIAL (0.0%)
1,255,495     Irish Residential Properties REIT plc                                                1,847
                                                                                              ----------
              REITs - RETAIL (0.2%)
    3,169     Altarea REIT                                                                           676
  492,971     Charter Hall Retail REIT                                                             1,594
1,037,234     Immobiliare Grande Distribuzione SIIQ S.p.A.                                           964
  639,823     NewRiver REIT plc                                                                    2,896
  622,220     Shopping Centres Australasia REIT                                                    1,068
                                                                                              ----------
                                                                                                   7,198
                                                                                              ----------
              Total Real Estate                                                                   69,365
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (1.0%)
              ---------------------------------

              ALTERNATIVE CARRIERS (0.0%)

   277,824    Retelit S.p.A.*                                                                 $      462
                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
  448,438     Hellenic Telecommunications Organization S.A.                                        5,113
  180,921     KT Corp.                                                                             5,260
1,882,030     Magyar Telekom Telecommunications plc                                                3,134
4,000,450     Singapore Telecommunications Ltd.                                                   10,871
  158,500     Telefonica Brasil S.A.                                                               2,292
  412,666     Telefonica S.A.                                                                      4,596
                                                                                              ----------
                                                                                                  31,266
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   214,925    Cellcom Israel Ltd.*(c)                                                              2,091
   108,539    Freenet AG                                                                           3,875
   134,676    Orange Belgium S.A.                                                                  3,139
                                                                                                   9,105
                                                                                              ----------
              Total Telecommunication Services                                                    40,833
                                                                                              ----------
              UTILITIES (1.6%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
    51,239    BKW AG                                                                               3,116
   294,000    Companhia Paranaense de Energia-Copel                                                2,530
   105,930    Okinawa Electric Power Co., Inc.                                                     2,591
                                                                                              ----------
                                                                                                   8,237
                                                                                              ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
1,285,202     NTPC Ltd.                                                                            3,187
                                                                                              ----------
              MULTI-UTILITIES (1.3%)
1,947,070     Centrica plc                                                                         5,100
  457,727     E.ON SE                                                                              4,005
2,346,814     Engie                                                                               35,814
2,295,779     Iren S.p.A.                                                                          5,534
  167,924     RWE AG*                                                                              3,411
                                                                                              ----------
                                                                                                  53,864
                                                                                              ----------
              RENEWABLE ELECTRICITY (0.0%)
   91,858     Capital Stage AG                                                                       640
              Total Utilities                                                                     65,928
                                                                                              ----------
              Total Common Stocks (cost: $2,892,429)                                           3,949,624
                                                                                              ----------

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (0.1%)

              MATERIALS (0.1%)
              ----------------

              CONSTRUCTION MATERIALS (0.1%)
    142,948   Buzzi Unicem S.p.A. (cost: $1,557)                                              $    2,150
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (0.0%)
      6,222   iShares Core MSCI EAFE ETF (cost: $379)                                                384
                                                                                              ----------

              RIGHTS (0.0%)

              INDUSTRIALS (0.0%)
              ------------------

              AEROSPACE & DEFENSE (0.0%)
125,840,684   Rolls Royce Holdings plc*(d) (cost: $162)                                              162
                                                                                              ----------
              Total Equity Securities (cost: $2,894,527)                                       3,952,320
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                            COUPON
(000)                                                              RATE          MATURITY
--------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (1.3%)

                DISCOUNT NOTES (0.7%)
$ 27,075        Federal Home Loan Bank                             0.68%         6/01/2017        27,075
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
                GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
27,015,437      State Street Institutional Treasury Money Market Fund
                  Premier Class, 0.69%(e)                                                         27,015
                                                                                              ----------
                Total Money Market Instruments (cost: $54,090)                                    54,090
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH

              COLLATERAL FROM SECURITIES LOANED (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
2,522,686     Invesco Government & Agency Portfolio Institutional
                Class, 0.71%(e)                                                               $    2,523
   44,290     Morgan Stanley Institutional Liquidity Funds Government
              Portfolio Institutional Class, 0.68%(e)                                                 44
  559,950     Western Asset Institutional Government Reserves
                Institutional Class, 0.71%(e)                                                        560
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash
              Collateral from Securities Loaned (cost: $3,127)                                     3,127
                                                                                              ----------
              TOTAL INVESTMENTS (COST: $2,951,744)                                            $4,009,537
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1           LEVEL 2           LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $3,939,162          $ 10,462             $   -     $3,949,624
  Preferred Stocks                              2,150                 -                 -          2,150
  Exchange-Traded Funds                           384                 -                 -            384
  Rights                                            -               162                 -            162
Money Market Instruments:
  Discount Notes                                    -            27,075                 -         27,075
  Government & U.S. Treasury
      Money Market Funds                       27,015                 -                 -         27,015
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned        3,127                 -                 -          3,127
--------------------------------------------------------------------------------------------------------
Total                                      $3,971,838          $ 37,699             $   -     $4,009,537
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                   TRANSFERS INTO              TRANSFERS INTO             TRANSFERS INTO
                                         (OUT OF)                    (OUT OF)                   (OUT OF)
ASSETS ($ IN 000S)                        LEVEL 1                     LEVEL 2                    LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks(I)                           $(428)                        $428                        $ -
--------------------------------------------------------------------------------------------------------
Total                                      $(428)                        $428                        $ -
--------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares.
           Dividends are paid in U.S. dollars.

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2017.

    (c) Securities with a value of $5,893,000, which represented 0.1% of the Fund's net assets, were classified as Level 2 at May 31, 2017, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (d) Security was fair valued at May 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $4,731,000, which represented 0.1% of the Fund's net assets.

    (e) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (Including securities on loan of $2,961) (cost of $2,951,744)                          $4,009,537
   Cash denominated in foreign currencies (identified cost of $1,112)                              1,113
   Receivables:
       Capital shares sold                                                                         2,067
       USAA Asset Management Company (Note 7D)                                                         8
       Dividends and interest                                                                     16,780
       Securities sold                                                                             5,838
       Other                                                                                           4
   Unrealized appreciation on foreign currency contracts held, at value                                3
                                                                                              ----------
            Total assets                                                                       4,035,350
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                            3,127
       Securities purchased                                                                        1,480
       Capital shares redeemed                                                                    14,830
   Accrued management fees                                                                         2,595
   Accrued transfer agent's fees                                                                      57
   Other accrued expenses and payables                                                               879
                                                                                              ----------
            Total liabilities                                                                     22,968
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $4,012,382
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,961,091
   Accumulated undistributed net investment income                                                33,768
   Accumulated net realized loss on investments                                                  (39,814)
   Net unrealized appreciation of investments                                                  1,057,793
   Net unrealized depreciation of foreign currency translations                                     (456)
                                                                                              ----------
                 Net assets applicable to capital shares outstanding                          $4,012,382
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,696,372/54,436 capital shares
            outstanding, no par value)                                                        $    31.16
                                                                                              ==========
       Institutional Shares (net assets of $2,308,470/74,289 capital shares
            outstanding, no par value)                                                        $    31.07
                                                                                              ==========
        Adviser Shares (net assets of $7,540/243 capital shares outstanding,
            no par value)                                                                     $    31.04
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $9,095)                                        $   86,499
   Interest                                                                                          175
   Securities lending (net)                                                                            1
                                                                                              ----------
       Total income                                                                               86,675
                                                                                              ----------
EXPENSES
   Management fees                                                                                26,915
   Administration and servicing fees:
       Fund Shares                                                                                 2,228
       Institutional Shares                                                                        2,072
       Adviser Shares                                                                                 10
   Transfer agent's fees:
       Fund Shares                                                                                 2,235
       Institutional Shares                                                                        2,072
   Distribution and service fees (Note 7F):
       Adviser Shares                                                                                 17
   Custody and accounting fees:
       Fund Shares                                                                                   411
       Institutional Shares                                                                          569
       Adviser Shares                                                                                  2
   Postage:
       Fund Shares                                                                                   184
       Institutional Shares                                                                           99
       Adviser Shares                                                                                  1
   Shareholder reporting fees:
       Fund Shares                                                                                    62
       Institutional Shares                                                                           11
   Trustees' fees                                                                                     31
   Registration fees:
       Fund Shares                                                                                    57
       Institutional Shares                                                                           31
       Adviser Shares                                                                                 20
   Professional fees                                                                                 223
   Other                                                                                              54
                                                                                              ----------
            Total expenses                                                                        37,304
                                                                                              ----------
   Expenses reimbursed:
       Adviser Shares                                                                                (11)
                                                                                              ----------
            Net expenses                                                                          37,293
                                                                                              ----------
NET INVESTMENT INCOME                                                                             49,382
                                                                                              ----------

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $31)                                     $   42,367
       Foreign currency transactions                                                                (801)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                               584,580
       Foreign currency translations                                                                (242)
                                                                                              ----------
           Net realized and unrealized gain                                                      625,904
                                                                                              ----------
   Increase in net assets resulting from operations                                           $  675,286
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                                      2017          2016
--------------------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                                       $    49,382    $   50,255
   Net realized gain (loss) on investments                                          42,367       (35,821)
   Net realized loss on foreign currency transactions                                 (801)       (1,388)
   Net realized loss on futures transactions                                             -           (71)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                 584,580      (355,898)
       Foreign currency translations                                                  (242)          170
                                                                               -------------------------
       Increase (decrease) in net assets resulting
            from operations                                                        675,286      (342,753)
                                                                               -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                 (22,090)      (24,704)
       Institutional Shares                                                        (33,926)      (20,957)
       Adviser Shares                                                                  (87)          (69)
                                                                               -------------------------
            Total distributions of net investment income                           (56,103)      (45,730)
                                                                               -------------------------
   Net realized gains:
       Fund Shares                                                                       -       (73,981)
       Institutional Shares                                                              -       (58,193)
       Adviser Shares                                                                    -          (277)
                                                                               -------------------------
            Total distributions of net realized gains                                    -      (132,451)
                                                                               -------------------------
       Distributions to shareholders                                               (56,103)     (178,181)
                                                                               -------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)

   Fund Shares                                                                       8,004      (210,382)
   Institutional Shares                                                            (48,212)      462,715
   Adviser Shares                                                                       29           (31)
                                                                               -------------------------
       Total net increase (decrease) in net assets from
            capital share transactions                                             (40,179)      252,302
                                                                               -------------------------
   Net increase (decrease) in net assets                                           579,004      (268,632)
NET ASSETS
   Beginning of year                                                             3,433,378     3,702,010
                                                                               -------------------------
   End of year                                                                 $ 4,012,382    $3,433,378
                                                                               =========================
Accumulated undistributed net investment income:
   End of year                                                                 $    33,768    $   34,070
                                                                               =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA International Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

        which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

        evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

        equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by less than $500 respectively. For the year ended May 31, 2017, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2017, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $25,000, which represents 4.8% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax re-class and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $6,419,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                                    2017                       2016
                                                               -----------------------------------------
Ordinary income*                                               $56,103,000                  $ 45,730,000
Long-term realized capital gain                                          -                   132,451,000
                                                               -----------                  ------------
     Total distributions paid                                  $56,103,000                  $178,181,000
                                                               ===========                  ============

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                                 47,860,000
Accumulated capital and other losses                                                          (23,989,000)
Unrealized appreciation of investments                                                      1,027,419,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had long-term capital loss carryforwards of $23,989,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $1,394,332,000 and $1,438,670,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $2,981,659,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $1,128,493,000 and $100,615,000, respectively, resulting in net unrealized appreciation of $1,027,878,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $1,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

loaned securities having a fair market value of approximately $2,961,000, and the value of the cash collateral received was $3,127,000.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                    YEAR ENDED
                                                 MAY 31, 2017                  MAY 31, 2016
--------------------------------------------------------------------------------------------------
                                            SHARES         AMOUNT          SHARES         AMOUNT
                                           -------------------------------------------------------
FUND SHARES:
Shares sold                                  8,504       $ 235,535        10,260         $ 283,916
Shares issued from
 reinvested dividends                          811          21,661         3,602            97,298
Shares redeemed                             (9,069)       (249,192)      (23,072)         (591,596)
                                           -------------------------------------------------------
Net increase (decrease) from
 capital share transactions                    246       $   8,004        (9,210)        $(210,382)
                                           =======================================================
INSTITUTIONAL SHARES:
Shares sold                                 10,126       $ 277,737        29,576         $ 741,544
Shares issued from
 reinvested dividends                        1,274          33,923         2,937            79,129
Shares redeemed                            (12,911)       (359,872)      (13,038)         (357,958)
                                           -------------------------------------------------------
Net increase (decrease) from
 capital share transactions                 (1,511)      $ (48,212)       19,475         $ 462,715
                                           =======================================================
ADVISER SHARES:
Shares sold                                      1       $      30             1         $      24
Shares issued from
 reinvested dividends                            -*              -*            -*                3
Shares redeemed**                                -*             (1)           (2)              (58)
                                           -------------------------------------------------------
Net increase (decrease) from
 capital share transactions                      1       $      29            (1)        $     (31)
                                           =======================================================

*Represents less than 500 shares or $500.
**Net of redemption fees, if any.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper International Funds Index, which tracks the total return performance of the funds within this category.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/-100 to 400                                 +/-4
    +/-401 to 700                                 +/-5
    +/-701 and greater                            +/-6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $26,915,000, which included a 0.01% performance adjustment for the Institutional Shares in the amount of $180,000. For the year ended May 31, 2017, the Fund Shares and Adviser Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment Subadvisory Agreements with Lazard Asset Management (Lazard), MFS Investment Management (MFS), and Wellington Management Company LLP (Wellington Management) under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $2,495,000.

     The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33%

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

    on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion on the portion of the Fund's average net assets that MFS manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $7,206,000.

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on assets over $700 million of the portion of the Fund's average net assets that Wellington Management manages. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $2,915,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,228,000, $2,072,000, and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $86,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Adviser Shares incurred reimbursable expenses of $11,000, of which $8,000 was a receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,235,000, $2,072,000, and less than $500, respectively. Additionally, the Fund recorded a capital contribution from SAS of less than $500 at May 31, 2017, for adjustments related to corrections to certain shareholder transactions.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $17,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.3
Cornerstone Equity                                                      1.2
Target Retirement Income                                                0.6
Target Retirement 2020                                                  1.8
Target Retirement 2030                                                  4.4
Target Retirement 2040                                                  5.4
Target Retirement 2050                                                  3.3
Target Retirement 2060                                                  0.3

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 240,000 Adviser Shares, which represents 98.8% of the Adviser Shares outstanding and 0.2% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                 2017              2016               2015            2014              2013
                           ---------------------------------------------------------------------------------
Net asset value at
 beginning of period       $    26.40       $     30.90         $    31.25      $    27.29       $     21.59
                           ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income            .42               .35(a)             .38             .34(a)            .32(a)
 Net realized and
  unrealized gain (loss)         4.76             (3.34)(a)            .16            3.86(a)           5.71(a)
                           ---------------------------------------------------------------------------------
Total from investment
 operations                      5.18             (2.99)(a)            .54            4.20(a)           6.03(a)
                           ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.42)             (.37)              (.50)           (.24)             (.33)
 Realized capital gains             -             (1.14)              (.39)              -                 -
                           ---------------------------------------------------------------------------------
Total distributions              (.42)            (1.51)              (.89)           (.24)             (.33)
                           ---------------------------------------------------------------------------------
Net asset value at end
 of period                 $    31.16       $     26.40         $    30.90      $    31.25       $     27.29
                           =================================================================================
TOTAL RETURN (%)*               19.87             (9.75)              1.97           15.44             28.01
Net assets at end
 of period (000)           $1,696,372       $ 1,430,667         $1,958,773      $1,836,335       $ 1,509,000
Ratios to average
 net assets:**
 Expenses (%)(b)                 1.11              1.13               1.12            1.16              1.21
 Net investment income (%)       1.33              1.27               1.42            1.16              1.27

Portfolio turnover (%)             40                62(c)              17              14                20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $1,485,619,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)         (.00%)(+)             -            (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                  2017            2016                2015            2014              2013
                           ---------------------------------------------------------------------------------
Net asset value at
 beginning of period       $     26.34      $    30.82          $    31.17      $    27.23       $     21.59
                           ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income             .45             .47(a)              .46             .38               .42(a)
 Net realized and
  unrealized gain (loss)          4.74           (3.42)(a)             .12            3.85              5.65(a)
                           ---------------------------------------------------------------------------------
Total from investment
 operations                       5.19           (2.95)(a)             .58            4.23              6.07(a)
                           ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.46)           (.39)               (.54)           (.29)             (.43)
 Realized capital gains              -           (1.14)               (.39)              -                 -
                           ---------------------------------------------------------------------------------
Total distributions               (.46)          (1.53)               (.93)           (.29)             (.43)
                           ---------------------------------------------------------------------------------
Net asset value at
 end of period             $     31.07      $    26.34          $    30.82      $    31.17       $     27.23
                           =================================================================================
Total return (%)*                19.97           (9.61)               2.11           15.60             28.23
Net assets at
 end of period (000)       $ 2,308,470      $1,996,349          $1,735,756      $1,720,967       $ 1,235,652
Ratios to average
 net assets:**
 Expenses (%)(b)                  1.00            1.00                 .99            1.01              1.02
 Net investment
  income (%)                      1.43            1.74                1.53            1.33              1.65

Portfolio turnover (%)              40              62(c)               17              14                20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $2,072,838,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)       (.00%)(+)              -            (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s).

================================================================================

66  | USAA INTERNATIONAL FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                                 ---------------------------------------------------------------------------
                                     2017             2016                2015            2014          2013
                                 ---------------------------------------------------------------------------
Net asset value at
 beginning of period             $  26.31           $30.77              $31.13          $27.17        $21.54
                                 ---------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .35              .31                 .32             .25           .23
 Net realized and
  unrealized gain (loss)             4.74            (3.35)                .12            3.84          5.69
                                 ---------------------------------------------------------------------------
Total from investment
 operations                          5.09            (3.04)                .44            4.09          5.92
                                 ---------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.36)            (.28)               (.41)           (.13)         (.29)
 Realized capital gains                 -            (1.14)               (.39)              -             -
                                 ---------------------------------------------------------------------------
Total distributions                  (.36)           (1.42)               (.80)           (.13)         (.29)
                                 ---------------------------------------------------------------------------
Redemption fees added
 to beneficial interest                 -              .00(e)                -               -             -
                                 ---------------------------------------------------------------------------
Net asset value at
 end of period                   $  31.04           $26.31              $30.77          $31.13        $27.17
                                 ===========================================================================
Total return (%)*                   19.58            (9.94)               1.62           15.10         27.56
Net assets at
 end of period (000)             $  7,540           $6,362              $7,481          $7,698        $6,641
Ratios to average net assets:**
 Expenses (%)(c)
                                     1.35             1.37(b)             1.44(a)         1.46          1.55
 Expenses, excluding
  reimbursements (%)(c)              1.51             1.46                1.51            1.46          1.68
 Net investment income (%)           1.08             1.14                1.07             .85           .97
Portfolio turnover (%)                 40               62(d)               17              14            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $6,667,000.
(a) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.55% of their average net assets.
(b) Prior to October 1, 2015, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.40% of their average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)(+)        (.00%)(+)              -            (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadviser(s).
(e) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

68  | USAA INTERNATIONAL FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2016-
                                       DECEMBER 1, 2016       MAY 31, 2017            MAY 31, 2017
                                       -------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00            $1,191.00                  $6.01
Hypothetical
 (5% return before expenses)              1,000.00             1,019.45                   5.54

INSTITUTIONAL SHARES
Actual                                    1,000.00             1,191.60                   5.52
Hypothetical
 (5% return before expenses)              1,000.00             1,019.90                   5.09

ADVISER SHARES
Actual                                    1,000.00             1,189.40                   7.37
Hypothetical
 (5% return before expenses)              1,000.00             1,018.20                   6.79

*Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares, 1.01% for Institutional Shares, and 1.35% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 19.10% for Fund Shares, 19.16% for Institutional Shares, and 18.94% for Adviser Shares for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  69

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and MFS, Wellington Management, and Lazard (each a Subadviser and together, the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with

================================================================================

70  | USAA INTERNATIONAL FUND

================================================================================

Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadvisers. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -

================================================================================

72  | USAA INTERNATIONAL FUND

================================================================================

which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2016, was in the top 35% of its performance universe for the three-year period ended December 31, 2016, and was in the top 20% of its performance universe for the five- and ten-year periods ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that

================================================================================

74  | USAA INTERNATIONAL FUND

================================================================================

continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Fund's Subadvisory Agreements, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadvisers include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadvisers.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

their relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadvisers from their relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreements. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreements, although the Board noted that the Subadvisory Agreements contains breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadvisers. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreements, among others: (i) the Subadvisers are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadvisers maintain appropriate compliance programs; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadvisers. Based on its conclusions, the Board determined that approval of the Subadvisory Agreements with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

76  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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78  | USAA INTERNATIONAL FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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80  | USAA INTERNATIONAL FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

82  | USAA INTERNATIONAL FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

84  | USAA INTERNATIONAL FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23409-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

 ==============================================================

       ANNUAL REPORT
       USAA MANAGED ALLOCATION FUND
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

    Distributions to Shareholders                                             9

    Report of Independent Registered
      Public Accounting Firm                                                 10

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        13

    Financial Statements                                                     15

    Notes to Financial Statements                                            18

EXPENSE EXAMPLE                                                              29

ADVISORY AGREEMENT(S)                                                        31

TRUSTEES' AND OFFICERS' INFORMATION                                          36

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207216-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTING PRIMARILY OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities, as well as derivatives, including futures contracts, and hedge funds.*

*The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program. The Fund may be offered to other persons and legal entities that USAA Asset Management Company may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                      LANCE HUMPHREY, CFA
    WASIF A. LATIF                           ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns in the reporting period ended May 31, 2017, as several favorable developments fueled a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets indicating a broadening of an expansion that previously had been largely confined to the United States. Notably, stronger economic data from China appeared to alleviate concerns about a possible "hard landing" in the country that had weighed on the world markets in late 2015 and early 2016. Here in the United States, the Republican sweep of the November 2016 elections raised hopes for a more growth-oriented policy direction in Washington D.C., contributing to improvements in both consumer and business sentiment. Together, these factors created the foundation for higher revenues and stronger bottom-line earnings--as well as healthier profit margins and improving balance sheets--for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and the willingness of investors to pay higher valuations provided a two-fold boost to stock prices. Large-cap U.S.
    stocks generated favorable gains, and small cap stocks registered even better returns due to their domestic focus and greater sensitivity to investors' appetite for risk. Developed-market international equities fell slightly short of U.S. equities, but that obscures the substantial improvement in relative performance that has occurred thus far in 2017. Emerging-market stocks, for their part, recovered from a

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

    multi-year stretch of underperformance to outpace their developed-market peers. The recovery in global growth and commodity prices, in conjunction with constructive political developments in some of the major countries within the emerging markets asset class, provided a strong base for returns during the reporting period.

    Favorable economic trends, while a positive for stocks, acted as a headwind to bonds. The Federal Reserve enacted quarter-point interest-rate increases in both December 2016 and March 2017, and the consensus as of the end of May 2017 was that the central bank was likely on track for up to two more interest rate increases by year-end 2017. As a result, U.S. Treasuries weakened, with the worst relative performance occurring among longer-term issues. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the Fund had a total return of 8.94%. This compares to returns of 17.46% for the S&P 500(R) Index and 1.58% for the Bloomberg Barclays U.S. Aggregate Bond Index*.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    This Fund is designed to provide us with flexibility in implementing tactical asset allocation shifts within USAA's Managed Portfolios. By using the Fund in this manner, we are able to make allocation changes more quickly and with less disruption to the Managed Portfolios. The Fund primarily uses exchange-traded funds (ETF) to implement its asset

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    allocations since ETFs are highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently. The Fund's asset allocations therefore reflect the need to round out the Managed Portfolios, rather than an active strategy.

    With this in mind, the Fund's allocation to emerging-market stocks was the largest contributor to performance. We maintained this position throughout the reporting period, enabling the Fund to capitalize on the strong return of the asset class.

    The Fund also held a position in large-cap U.S. equities through the middle part of the reporting period. While initially a detractor due to the adverse effect of election-related uncertainty in September and October of 2016, this position enabled the Fund to benefit from the rally that occurred from late 2016 through the end of the first quarter 2017. An allocation to small cap stocks, which the Fund has held since January 2017, had a neutral impact on performance. The Fund held a weighting in developed-market international equities in April and May of 2017, but this also had only a minimal effect on relative performance.

    The fixed-income investments within the Fund's portfolio made a positive contribution to returns. An allocation to emerging-market bonds, which moved higher amid improving investor risk appetites and signs of stronger growth for countries within the asset class, was a notable positive through the first half of the reporting period. We elected to close out the position in November 2016 and re-position the proceeds elsewhere. The Fund also benefited from having an allocation to high-yield bonds from December 2016 onward. On the negative side, a position in investment-grade corporate bonds, which the Fund held from the beginning of the reporting period until December 2016, detracted modestly as concerns about rising U.S. interest rates caused the asset class to lose ground in the second half of 2016.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)

--------------------------------------------------------------------------------
                                      5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                        $765.9 Million               $708.6 Million
Net Asset Value Per Share            $11.61                       $10.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                       5 YEARS              SINCE INCEPTION 2/01/10
    8.94%                         4.44%                          5.58%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                      0.98%

               (includes acquired fund fees and expenses of 0.23%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                        BLOOMBERG BARCLAYS
                         S&P 500                  USAA MANAGED            U.S. AGGREGATE
                          INDEX                 ALLOCATION FUND             BOND INDEX
01/31/10                $10,000.00                $10,000.00               $10,000.00
02/28/10                 10,309.77                 10,200.00                10,037.34
03/31/10                 10,931.91                 10,420.00                10,025.00
04/30/10                 11,104.50                 10,490.00                10,129.36
05/31/10                 10,217.80                 10,140.00                10,214.60
06/30/10                  9,682.92                  9,980.00                10,374.78
07/31/10                 10,361.33                 10,600.00                10,485.46
08/31/10                  9,893.58                 10,230.00                10,620.38
09/30/10                 10,776.53                 11,100.00                10,631.70
10/31/10                 11,186.57                 11,250.00                10,669.56
11/30/10                 11,188.00                 11,030.00                10,608.23
12/31/10                 11,935.71                 11,258.00                10,493.84
01/31/11                 12,218.61                 11,227.00                10,506.05
02/28/11                 12,637.20                 11,373.00                10,532.33
03/31/11                 12,642.23                 11,508.00                10,538.15
04/30/11                 13,016.63                 11,780.00                10,671.92
05/31/11                 12,869.29                 11,832.00                10,811.19
06/30/11                 12,654.77                 11,759.00                10,779.54
07/31/11                 12,397.44                 11,916.00                10,950.59
08/31/11                 11,723.99                 12,031.00                11,110.58
09/30/11                 10,899.81                 11,592.00                11,191.40
10/31/11                 12,091.08                 12,240.00                11,203.42
11/30/11                 12,064.36                 11,989.00                11,193.70
12/31/11                 12,187.77                 12,052.00                11,316.73
01/31/12                 12,733.97                 12,535.00                11,416.10
02/29/12                 13,284.61                 12,771.00                11,413.48
03/31/12                 13,721.79                 12,580.00                11,350.94
04/30/12                 13,635.66                 12,647.00                11,476.78
05/31/12                 12,816.15                 11,984.00                11,580.63
06/30/12                 13,344.20                 12,377.00                11,585.17
07/31/12                 13,529.54                 12,523.00                11,744.96
08/31/12                 13,834.27                 12,703.00                11,752.64
09/30/12                 14,191.77                 12,928.00                11,768.82
10/31/12                 13,929.72                 12,917.00                11,791.96
11/30/12                 14,010.53                 12,961.00                11,810.57
12/31/12                 14,138.23                 13,243.00                11,793.75
01/31/13                 14,870.52                 13,383.00                11,711.27
02/28/13                 15,072.39                 13,278.00                11,769.97
03/31/13                 15,637.65                 13,360.00                11,779.37
04/30/13                 15,938.94                 13,524.00                11,898.56
05/31/13                 16,311.78                 13,266.00                11,686.26
06/30/13                 16,092.73                 12,832.00                11,505.49
07/31/13                 16,911.60                 13,161.00                11,521.22
08/31/13                 16,421.81                 12,856.00                11,462.33
09/30/13                 16,936.79                 13,231.00                11,570.84
10/31/13                 17,715.34                 13,594.00                11,664.39
11/30/13                 18,255.19                 13,676.00                11,620.72
12/31/13                 18,717.34                 13,780.00                11,555.05
01/31/14                 18,070.21                 13,423.00                11,725.78
02/28/14                 18,896.81                 13,875.00                11,788.13
03/31/14                 19,055.65                 13,995.00                11,768.05
04/30/14                 19,196.51                 14,090.00                11,867.35
05/31/14                 19,647.13                 14,280.00                12,002.47
06/30/14                 20,052.99                 14,447.00                12,008.67
07/31/14                 19,776.45                 14,197.00                11,978.55
08/31/14                 20,567.60                 14,483.00                12,110.79
09/30/14                 20,279.17                 14,006.00                12,028.56
10/31/14                 20,774.49                 14,137.00                12,146.79
11/30/14                 21,333.22                 14,197.00                12,232.96
12/31/14                 21,279.48                 13,968.00                12,244.43
01/31/15                 20,640.69                 13,968.00                12,501.17
02/28/15                 21,826.94                 14,466.00                12,383.64
03/31/15                 21,481.76                 14,320.00                12,441.12
04/30/15                 21,687.83                 14,539.00                12,396.49
05/31/15                 21,966.72                 14,563.00                12,366.63
06/30/15                 21,541.49                 14,247.00                12,231.77
07/31/15                 21,992.81                 14,381.00                12,316.82
08/31/15                 20,665.90                 13,688.00                12,299.10
09/30/15                 20,154.55                 13,360.00                12,382.29
10/31/15                 21,854.67                 13,992.00                12,384.41
11/30/15                 21,919.67                 13,931.00                12,351.67
12/31/15                 21,573.95                 13,645.00                12,311.76
01/31/16                 20,503.37                 13,194.00                12,481.15
02/29/16                 20,475.70                 13,068.00                12,569.71
03/31/16                 21,864.73                 13,557.00                12,685.01
04/30/16                 21,949.50                 13,708.00                12,733.73
05/31/16                 22,343.67                 13,670.00                12,736.99
06/30/16                 22,401.55                 14,172.00                12,965.85
07/31/16                 23,227.47                 14,435.00                13,047.82
08/31/16                 23,260.08                 14,523.00                13,032.92
09/30/16                 23,264.48                 14,586.00                13,025.25
10/31/16                 22,840.11                 14,398.00                12,925.63
11/30/16                 23,685.99                 13,858.00                12,619.91
12/31/16                 24,154.17                 13,866.00                12,637.69
01/31/17                 24,612.29                 14,110.00                12,662.50
02/28/17                 25,589.54                 14,443.00                12,747.61
03/31/17                 25,619.39                 14,533.00                12,740.89
04/30/17                 25,882.50                 14,764.00                12,839.24
05/31/17                 26,246.74                 14,892.00                12,938.03

                                   [END CHART]

                       Data from 1/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Bloomberg Barclay U.S. Aggregate Bond Index is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION* - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS**                    50.3%
FIXED-INCOME EXCHANGE-TRADED FUNDS**                     24.5%
DOMESTIC EXCHANGE-TRADED FUNDS**                         24.2%
MONEY MARKET INSTRUMENTS                                  1.0%

                                   [END CHART]

*Does not include short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on page 11-12.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
--------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

                     DIVIDEND RECEIVED
                    DEDUCTION (CORPORATE               QUALIFIED
                      SHAREHOLDERS)(1)              INTEREST INCOME
                    -----------------------------------------------
                           12.49%                       $73,000
                    -----------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MANAGED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Managed Allocation Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Managed Allocation Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (99.0%)

            EXCHANGE-TRADED FUNDS (99.0%)

            DOMESTIC EXCHANGE-TRADED FUNDS (24.2%)
 1,360,380  iShares Russell 2000 ETF(a)                                                         $185,447
                                                                                                --------
            FIXED-INCOME EXCHANGE-TRADED FUNDS (24.5%)
 2,113,910  iShares iBoxx $ High Yield Corporate Bond ETF(a)                                     187,398
                                                                                                --------
            INTERNATIONAL EXCHANGE-TRADED FUNDS (50.3%)
 3,204,620  iShares Core MSCI EAFE ETF                                                           197,469
 4,608,910  Vanguard FTSE Emerging Markets ETF                                                   187,767
                                                                                                --------
            Total International Exchange-Traded Funds                                            385,236
                                                                                                --------
            Total Exchange-Traded Funds                                                          758,081
                                                                                                --------
            Total Equity Securities (cost: $706,859)                                             758,081
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE         MATURITY
--------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.0%)

            COMMERCIAL PAPER (0.5%)

            FINANCIALS (0.5%)
            -----------------
            ASSET-BACKED FINANCING (0.5%)
$    4,250  Victory Receivables(b),(c)                               0.95%       6/08/2017         4,249
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
 3,810,975  State Street Institutional Treasury Money Market Fund
              Premier Class, 0.69%(d)                                                              3,811
                                                                                                --------
            Total Money Market Instruments (cost: $8,060)                                          8,060
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES   SECURITY                                                                             (000)
------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH

            COLLATERAL FROM SECURITIES LOANED (33.1%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (33.1%)
29,100,000  BlackRock Liquidity Funds T-Fund Portfolio Institutional Class, 0.67%(d)        $   29,100
37,857,977  Federated Government Obligations Fund Institutional Class, 0.67%(d)                 37,858
34,714,900  Fidelity Government Portfolio Class I, 0.64%(d)                                     34,715
37,860,555  Goldman Sachs Financial Square Government Fund
              Institutional Class, 0.68%(d)                                                     37,861
38,262,192  Invesco Government & Agency Portfolio Institutional Class, 0.71%(d)                 38,262
36,879,686  Morgan Stanley Institutional Liquidity Funds Government
              Portfolio Institutional Class, 0.68%(d)                                           36,880
38,916,492  Western Asset Institutional Government Reserves
              Institutional Class, 0.71%(d)                                                     38,916
                                                                                            ----------
            Total Short-Term Investments Purchased with
              Cash Collateral from Securities Loaned (cost: $253,592)                          253,592
                                                                                            ----------
            TOTAL INVESTMENTS (COST: $968,511)                                              $1,019,733
                                                                                            ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2      LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
    Domestic Exchange-Traded Funds             $  185,447        $    -          $-         $  185,447
    Fixed-Income Exchange-Traded Funds            187,398             -           -            187,398
    International Exchange-Traded Funds           385,236             -           -            385,236

Money Market Instruments:
  Commercial Paper                                      -         4,249           -              4,249
  Government & U.S. Treasury
    Money Market Funds                              3,811             -           -              3,811

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned          253,592             -           -            253,592
------------------------------------------------------------------------------------------------------
Total                                          $1,015,484        $4,249          $-         $1,019,733
------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 50.3% of net assets at May 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of May 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (Including securities on loan of $247,956) (cost of $968,511)                          $1,019,733
   Receivables:
       Capital shares sold                                                                           502
       Interest                                                                                        3
       Other                                                                                         156
                                                                                              ----------
           Total assets                                                                        1,020,394
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                          253,592
       Capital shares redeemed                                                                       419
   Accrued management fees                                                                           389
   Other accrued expenses and payables                                                               115
                                                                                              ----------
           Total liabilities                                                                     254,515
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $  765,879
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  767,912
   Accumulated undistributed net investment income                                                 3,088
   Accumulated net realized loss on investments                                                  (56,343)
   Net unrealized appreciation of investments                                                     51,222
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $  765,879
                                                                                              ==========
   Capital shares outstanding, no par value                                                       65,980
                                                                                              ==========
   Net asset value, redemption price, and offering price per share                            $    11.61
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                     $20,948
   Interest                                                                                           99
   Securities lending (net)                                                                          319
                                                                                                 -------
       Total income                                                                               21,366
                                                                                                 -------
EXPENSES
   Management fees                                                                                 4,425
   Administration and servicing fees                                                                 369
   Transfer agent's fees                                                                             369
   Custody and accounting fees                                                                        96
   Postage                                                                                           195
   Shareholder reporting fees                                                                         15
   Trustees' fees                                                                                     31
   Registration fees                                                                                  31
   Professional fees                                                                                  88
   Other                                                                                              21
                                                                                                 -------
            Total expenses                                                                         5,640
                                                                                                 -------
NET INVESTMENT INCOME                                                                             15,726
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
      Investments                                                                                 10,904
      Long-term capital gain distributions from other investment companies                             8
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 36,149
                                                                                                 -------
          Net realized and unrealized gain                                                        47,061
                                                                                                 -------
   Increase in net assets resulting from operations                                              $62,787
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------
                                                                            2017                    2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  15,726             $   24,312
   Net realized gain (loss) on investments                                 10,904                (66,489)
   Net realized gain on long-term capital gain
       distributions from other investment companies                            8                      -
   Change in net unrealized
       appreciation/(depreciation) of investments                          36,149                (77,754)
                                                                        --------------------------------
       Increase (decrease) in net assets resulting
           from operations                                                 62,787               (119,931)
                                                                        --------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (15,780)               (24,927)
   Net realized gains                                                           -                (18,210)
                                                                        --------------------------------
       Distributions to shareholders                                      (15,780)               (43,137)
                                                                        --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              109,626                251,360
   Reinvested dividends                                                    15,777                 42,890
   Cost of shares redeemed                                               (115,123)              (821,204)
                                                                        --------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                              10,280               (526,954)
                                                                        --------------------------------
   Net increase (decrease) in net assets                                   57,287               (690,022)

NET ASSETS
   Beginning of year                                                      708,592              1,398,614
                                                                        --------------------------------
   End of year                                                          $ 765,879             $  708,592
                                                                        ================================
Accumulated undistributed net investment income:
   End of year                                                          $   3,088             $    3,142
                                                                        ================================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              9,699                 22,700
   Shares issued for dividends reinvested                                   1,462                  3,876
   Shares redeemed                                                        (10,219)               (78,170)
                                                                        --------------------------------
       Increase (decrease) in shares outstanding                              942                (51,594)
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Managed Allocation Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 1.0% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                 2017            2016
                                             ----------------------------
Ordinary income*                             $15,780,000      $24,927,000
Long-term realized capital gain                        -       18,210,000
                                             -----------      -----------
  Total distributions paid                   $15,780,000      $43,137,000
                                             ===========      ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        $  3,088,000
Accumulated capital and other losses                                   (56,343,000)
Unrealized appreciation of investments                                  51,222,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2017, the Fund utilized capital loss carryforwards of $10,912,000, to offset capital gains. At May 31, 2017, the Fund had net capital loss carryforwards of $56,343,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                      CAPITAL LOSS CARRYFORWARDS
                               ------------------------------------------
                                             TAX CHARACTER
                               ------------------------------------------
                               (NO EXPIRATION)                  BALANCE
                               ---------------                -----------
                                Short-Term                    $13,324,000
                                 Long-Term                     43,019,000
                                                              -----------
                                     Total                    $56,343,000
                                                              ===========

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $1,390,724,000 and $1,384,162,000, respectively.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $968,511,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $51,957,000 and $735,000, respectively, resulting in net unrealized appreciation of $51,222,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $319,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $247,956,000, and the value of the cash collateral received was $253,592,000.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $4,425,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $369,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $369,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                    ----------------------------------------------------------------------------
                                        2017             2016               2015             2014           2013
                                    ----------------------------------------------------------------------------
Net asset value at
  beginning of period               $  10.90         $  11.99         $    11.99       $    11.32       $  10.67
                                    ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .24              .24(a)             .23              .20            .18
  Net realized and
    unrealized gain (loss)               .72             (.97)(a)            .00(b)           .66            .95
                                    ----------------------------------------------------------------------------
Total from investment
  operations                             .96             (.73)(a)            .23              .86           1.13
                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.25)            (.21)              (.23)            (.18)          (.23)
  Realized capital gains                   -             (.15)                 -             (.01)          (.25)
                                    ----------------------------------------------------------------------------
Total distributions                     (.25)            (.36)              (.23)            (.19)          (.48)
                                    ----------------------------------------------------------------------------
Net asset value at end
  of period                         $  11.61         $  10.90         $    11.99       $    11.99       $  11.32
                                    ============================================================================
Total return (%)*                       8.94            (6.13)              1.98             7.65          10.70
Net assets at end
  of period (000)                   $765,879         $708,592         $1,398,614       $1,219,192       $714,894
Ratios to average
  net assets:**
  Expenses (%)(c)                        .76              .75                .74              .73            .74
  Net investment
    income (%)                          2.13             2.09               2.04             1.80           1.68
Portfolio turnover (%)                   194(e)            90(e)              35(d)            65             65

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $737,584,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                           -                -                  -             (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Reflects overall decrease in purchases and sales of securities.
(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

28  | USAA MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2016-
                                      DECEMBER 1, 2016         MAY 31, 2017             MAY 31, 2017
                                      -----------------------------------------------------------------
Actual                                   $1,000.00              $1,074.60                   $3.93

Hypothetical
 (5% return before expenses)              1,000.00               1,021.14                    3.83

*Expenses are equal to the Fund's annualized expense ratio of 0.76%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.46% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

30  | USAA MANAGED ALLOCATION FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as

================================================================================

32  | USAA MANAGED ALLOCATION FUND

================================================================================

current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one, three-and five-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The

================================================================================

34  | USAA MANAGED ALLOCATION FUND

================================================================================

Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

36  | USAA MANAGED ALLOCATION FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

38  | USAA MANAGED ALLOCATION FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA MANAGED ALLOCATION FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

42  | USAA MANAGED ALLOCATION FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

44  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   93923-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

 ==============================================================

       ANNUAL REPORT
       USAA PRECIOUS METALS AND MINERALS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON           [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    14

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered
      Public Accounting Firm                                                  16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      23

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENT(S)                                                         47

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207217-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DAN DENBOW, CFA                                            [PHOTO OF DAN DENBOW]
USAA Asset Management Company
--------------------------------------------------------------------------------

o  PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
   PERIOD.

   The price of gold ended on a high for the reporting period ended May 31, 2017. Gold opened the period at $1,215 an ounce and reached a high of $1,366 on July 8, 2016. However, the price of gold began to decrease as the summer progressed, and dropped notably in October 2016. The weakness could be attributed in part to concern over the potential for the U.S. dollar to strengthen in the wake of the late 2016-June United Kingdom vote to leave the European Union and as the Federal Reserve (the Fed) resumed its movement toward normalizing interest rates. Gold would see another downward leg following the U.S. presidential election, bottoming at $1,128 in December 2016 as U.S. Treasury rates moved higher on speculation over the impact of a new administration's policies on growth and inflation. Higher U.S. interest rates would tend to support a stronger U.S. dollar, which is generally a bearish development for gold. Gold recovered to end the reporting period at $1,269 an ounce, or approximately 4.4% higher. Silver prices rose 8.4% for the reporting period, while platinum prices declined 3.0%.

   Shares of mining stocks finished the reporting period relatively flat, with senior producers up slightly and junior miners experiencing modest declines in aggregate, driven in part by technical demand factors.

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -2.83%, -2.31%, and -2.83%, respectively. This compares to a total return of 17.46% for the S&P 500(R) Index, 1.59% for the NYSE Arca Gold Miners (GDM) Index, and 1.74% for the Lipper Precious Metals Equity Funds Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

   At the end of May 2017, approximately 86% of the Fund's assets were invested in gold stocks. In terms of specific company weightings, the leading detractor from performance was the Fund's position in Platinum Group Metals Ltd. The relatively new South African miner experienced delays in reaching the production stage, and was forced to seek additional capital in order to complete the development of its main asset. We expect pressure on the company's shares should ease now that production has begun, and we also believe the market has not fully recognized the value of a more recent, much larger, discovery by the company. Another leading detractor was SEMAFO, Inc. (SEMAFO), a Canadian-based mining company with assets in West Africa. SEMAFO has experienced disappointing results from a mining deposit, but its management has a strong track record in general and a new mine is expected to come into production in 2018. Shares of Alacer Gold Corp. (Alacer), a miner with assets in Turkey, declined during the reporting

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

   period, in part due to operational issues but also as a result of geopolitical uncertainty. We have confidence in the management team and anticipate that value could be realized as Alacer moves forward with the second phase of developing its main asset. Eldorado Gold Corp. (Eldorado), which operates a global range of far-flung assets, also saw its shares suffer on concerns around political risk. Specifically, the company struggled to realize the value of its mining assets in China given the operating conditions there, while deployment of an asset in Greece was delayed by the government's failure to issue the necessary approvals. We expect Eldorado's shares to recover as the company was able to disentangle itself from its assets in China and the outlook is for its Greece mine to ultimately go into production mode. The company also has two new assets that it expects will go into production within the next three years.

   Positive contributions to the Fund's performance were led by a position in Mexican miner Fresnillo plc (Fresnillo). The company is the world's largest producer of silver from ore, and it has seen its results boosted by the strengthening in the metal's price. Fresnillo appears to be well-managed and has made new discoveries that have the potential to add meaningful results. Another leading contributor was Royal Gold, Inc., whose shares benefited as a financially distressed mine in which it has a royalty interest was purchased, putting the royalty stream on a firmer footing. After suffering as a result of production issues and an acquisition viewed as ill-advised by the market, shares of Goldcorp, Inc. performed well in the reporting period. New management has changed the narrative around the company, allowing its shares to close the valuation gap regarding other senior producers. Finally, Centamin plc, a miner with its principal asset in Egypt, delivered on production during the reporting period, alleviating investor fears around the impact of geopolitical uncertainty on the company's operating environment.

   The Fund will typically have modest exposure to silver and platinum stocks. For some time, we have maintained a somewhat higher than average silver exposure, having initially added to this weighting on the

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   back of weaker share prices for silver miners. More recently, we have trimmed this exposure on relative value concerns and as we have seen opportunities emerge among gold miners. At the end of the reporting period, the Fund's weighting to silver was approximately 10.8%. We have maintained only nominal exposure to platinum mining stocks, as the challenging labor environment in South Africa has led to concerns about production costs for platinum. In addition, there has been a reduction in demand for platinum driven largely by a decline in diesel auto sales in Europe. At the end of the reporting period the Fund held just 1.3% in platinum miners.

   With respect to the Fund's core exposure to gold miners, we have been seeking to take advantage of a dislocation in stock prices for junior miners caused by the rebalancing of the leading exchange-traded fund that invests in that segment. In addition, we have been adding to Australian miners, which have benefited from the weakening of their domestic currency, and also display in aggregate stronger financials and more efficient operations than many of their North American counterparts.

   Gold prices continue to be impacted by expectations around the pace of the Fed's interest rate increase cycle, as well by the volume of central bank purchases and imports by China. Supply factors are favorable for gold, as capital expenditures and exploration and production activity by miners have been quiet.

   As always, the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios. Thank you for your continued confidence and investment in the Fund.

   Thank you for allowing us to help you manage your investments.

   The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, they may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets                                 $585.5 Million       $647.1 Million
Net Asset Value Per Share                      $12.91               $13.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                         10 YEARS
    -2.83%                          -11.58%                          -2.66%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                       1.34%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         LIPPER PRECIOUS        USAA PRECIOUS
                                          METALS EQUITY       METALS AND MINERALS    NYSE ARCA GOLD
                    S&P 500 INDEX          FUNDS INDEX           FUND SHARES       MINERS (GDM) INDEX
05/31/07             $10,000.00             $10,000.00           $10,000.00            $10,000.00
06/30/07               9,833.87               9,864.67             9,837.00              9,674.71
07/31/07               9,528.97              10,115.76            10,007.00             10,229.34
08/31/07               9,671.81               9,537.27             9,633.00              9,591.13
09/30/07              10,033.52              11,549.46            11,653.00             11,529.42
10/31/07              10,193.13              12,989.75            13,295.00             12,905.74
11/30/07               9,766.99              11,723.59            11,906.00             11,839.03
12/31/07               9,699.23              11,889.16            12,290.00             11,938.69
01/31/08               9,117.45              12,707.19            13,375.00             13,042.74
02/29/08               8,821.26              13,795.07            14,539.00             13,809.59
03/31/08               8,783.17              12,557.18            13,337.00             12,452.59
04/30/08               9,210.94              11,856.21            12,483.00             11,350.09
05/31/08               9,330.25              12,656.37            13,424.00             12,023.09
06/30/08               8,543.67              12,879.59            13,919.00             12,609.70
07/31/08               8,471.85              11,337.03            12,396.00             11,342.55
08/31/08               8,594.40              10,023.31            10,982.00              9,798.03
09/30/08               7,828.57               8,786.81             9,694.00              8,800.10
10/31/08               6,513.78               5,443.91             5,744.00              5,437.67
11/30/08               6,046.39               6,405.16             7,094.00              6,940.26
12/31/08               6,110.72               8,014.51             9,270.00              8,790.95
01/31/09               5,595.67               8,032.54             9,174.00              8,895.11
02/28/09               4,999.86               8,009.54             9,230.00              8,679.85
03/31/09               5,437.82               8,981.94            10,472.00              9,660.29
04/30/09               5,958.27               8,464.33             9,749.00              8,602.30
05/31/09               6,291.53              10,995.15            12,852.00             11,563.34
06/30/09               6,304.01               9,760.96            11,165.00              9,888.97
07/31/09               6,780.83              10,435.38            12,002.00             10,408.81
08/31/09               7,025.65              10,528.50            12,089.00             10,336.20
09/30/09               7,287.81              11,835.88            13,628.00             11,844.35
10/31/09               7,152.43              11,451.26            13,157.00             11,114.92
11/30/09               7,581.45              13,571.49            15,685.00             13,361.25
12/31/09               7,727.89              12,815.48            15,055.00             12,128.72
01/31/10               7,449.89              11,600.65            13,554.00             10,700.80
02/28/10               7,680.67              12,410.89            14,501.00             11,553.08
03/31/10               8,144.16              12,925.66            14,904.00             11,660.11
04/30/10               8,272.74              14,320.32            16,773.00             13,322.96
05/31/10               7,612.15              13,836.71            16,325.00             13,092.71
06/30/10               7,213.67              14,183.78            16,689.00             13,704.48
07/31/10               7,719.08              13,886.69            16,179.00             12,736.79
08/31/10               7,370.61              15,190.63            17,818.00             14,132.07
09/30/10               8,028.40              16,406.81            19,137.00             14,789.10
10/31/10               8,333.87              17,041.61            19,332.00             15,111.63
11/30/10               8,334.94              17,676.76            20,067.00             15,719.18
12/31/10               8,891.98              18,597.04            21,065.00             16,343.47
01/31/11               9,102.73              16,527.21            18,379.00             14,350.22
02/28/11               9,414.58              18,060.81            19,901.00             15,926.35
03/31/11               9,418.33              18,242.35            20,103.00             16,022.27
04/30/11               9,697.25              19,045.08            21,272.00             16,576.56
05/31/11               9,587.48              17,927.18            19,916.00             15,486.25
06/30/11               9,427.67              16,996.43            19,169.00             14,570.43
07/31/11               9,235.96              17,833.82            20,073.00             15,182.40
08/31/11               8,734.24              18,916.67            21,704.00             16,755.89
09/30/11               8,120.24              15,905.56            18,713.00             14,724.74
10/31/11               9,007.72              17,210.73            19,734.00             15,711.42
11/30/11               8,987.82              17,288.34            19,769.00             16,131.59
12/31/11               9,079.75              15,007.94            16,954.00             13,814.61
01/31/12               9,486.67              16,782.55            18,888.00             15,157.39
02/29/12               9,896.89              16,495.26            18,389.00             14,869.97
03/31/12              10,222.59              14,733.35            16,560.00             13,315.61
04/30/12              10,158.42              13,994.92            15,760.00             12,462.52
05/31/12               9,547.89              12,554.24            14,133.00             11,776.29
06/30/12               9,941.29              12,757.11            14,374.00             12,058.96
07/31/12              10,079.36              12,524.24            13,875.00             11,546.95
08/31/12              10,306.38              13,750.64            15,311.00             12,925.90
09/30/12              10,572.71              15,499.65            17,409.00             14,478.50
10/31/12              10,377.49              15,146.76            17,009.00             14,270.53
11/30/12              10,437.70              13,872.86            15,355.00             12,844.34
12/31/12              10,532.83              13,522.50            14,943.00             12,645.13
01/31/13              11,078.38              12,530.88            13,629.00             11,351.28
02/28/13              11,228.77              11,216.97            12,075.00             10,221.52
03/31/13              11,649.88              11,199.30            12,192.00             10,358.11
04/30/13              11,874.34               9,309.50             9,914.00              8,300.89
05/31/13              12,152.10               8,938.81             9,296.00              8,084.17
06/30/13              11,988.91               7,409.75             7,742.00              6,705.42
07/31/13              12,598.96               8,236.89             8,722.00              7,389.56
08/31/13              12,234.07               8,855.64             9,452.00              7,706.80
09/30/13              12,617.73               8,130.08             8,583.00              6,883.71
10/31/13              13,197.73               8,135.70             8,605.00              6,901.09
11/30/13              13,599.92               7,248.81             7,580.00              6,103.32
12/31/13              13,944.22               7,053.01             7,275.00              5,866.73
01/31/14              13,462.11               7,699.60             7,995.00              6,499.97
02/28/14              14,077.92               8,590.62             9,066.00              7,180.75
03/31/14              14,196.25               7,919.14             8,313.00              6,561.96
04/30/14              14,301.19               8,129.46             8,547.00              6,714.80
05/31/14              14,636.90               7,675.29             7,877.00              6,244.08
06/30/14              14,939.26               9,001.87             9,451.00              7,351.13
07/31/14              14,733.24               8,804.13             9,200.00              7,227.04
08/31/14              15,322.64               8,954.58             9,518.00              7,438.18
09/30/14              15,107.76               7,334.37             7,671.00              5,967.32
10/31/14              15,476.77               6,133.09             6,321.00              4,871.95
11/30/14              15,893.01               6,427.89             6,644.00              5,160.59
12/31/14              15,852.98               6,461.35             6,673.00              5,180.36
01/31/15              15,377.08               7,268.14             7,663.00              6,234.83
02/28/15              16,260.83               7,049.02             7,329.00              5,974.21
03/31/15              16,003.67               6,208.42             6,402.00              5,151.20
04/30/15              16,157.20               6,772.82             7,069.00              5,680.31
05/31/15              16,364.97               6,685.09             6,933.00              5,517.98
06/30/15              16,048.17               6,194.82             6,390.00              5,002.07
07/31/15              16,384.40               5,065.37             5,016.00              3,882.78
08/31/15              15,395.87               5,193.20             5,186.00              3,963.87
09/30/15              15,014.92               5,012.24             5,005.00              3,874.18
10/31/15              16,281.49               5,369.45             5,401.00              4,231.86
11/30/15              16,329.91               4,921.52             4,903.00              3,872.78
12/31/15              16,072.36               4,939.40             4,903.00              3,908.45
01/31/16              15,274.78               4,987.54             4,903.00              4,039.37
02/29/16              15,254.17               6,410.16             6,447.00              5,498.15
03/31/16              16,288.98               6,822.85             6,877.00              5,718.89
04/30/16              16,352.13               8,645.54             8,805.00              7,324.69
05/31/16              16,645.79               7,714.69             7,861.00              6,451.06
06/30/16              16,688.92               9,381.41             9,523.00              7,920.17
07/31/16              17,304.22              10,274.93            10,349.00              8,716.98
08/31/16              17,328.51               8,827.25             8,782.00              7,301.43
09/30/16              17,331.79               9,223.97             9,218.00              7,578.42
10/31/16              17,015.64               8,547.15             8,449.00              7,025.53
11/30/16              17,645.81               7,290.21             7,199.00              5,978.33
12/31/16              17,994.60               7,307.59             7,171.00              6,044.87
01/31/17              18,335.89               8,365.59             8,283.00              6,872.71
02/28/17              19,063.93               8,073.40             7,887.00              6,603.46
03/31/17              19,086.17               8,071.25             7,928.00              6,562.76
04/30/17              19,282.19               7,800.97             7,638.00              6,435.36
05/31/17              19,553.54               7,849.29             7,638.00              6,557.82

                                   [END CHART]

                       Data from 5/31/07 through 5/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets                                 $2.9 Million         $14.1 Million
Net Asset Value Per Share                     $13.06               $13.98

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08
    -2.31%                   -11.33%                         -4.69%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                      1.00%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               LIPPER PRECIOUS         USAA PRECIOUS
                                                METALS EQUITY      METALS & MINERALS FUND      NYSE ARCA GOLD
                        S&P 500 INDEX            FUNDS INDEX        INSTITUTIONAL SHARES     MINERS (GDM) INDEX
08/31/08                  $10,144.65             $ 8,841.22              $ 9,185.00               $ 8,638.30
09/30/08                    9,240.68               7,750.54                8,107.00                 7,758.49
10/31/08                    7,688.73               4,801.88                4,804.00                 4,794.05
11/30/08                    7,137.03               5,649.77                5,932.00                 6,118.79
12/31/08                    7,212.97               7,069.32                7,756.00                 7,750.42
01/31/09                    6,605.01               7,085.23                7,676.00                 7,842.25
02/28/09                    5,901.73               7,064.94                7,727.00                 7,652.47
03/31/09                    6,418.69               7,922.66                8,769.00                 8,516.86
04/30/09                    7,033.02               7,466.10                8,168.00                 7,584.09
05/31/09                    7,426.40               9,698.44               10,766.00                10,194.65
06/30/09                    7,441.13               8,609.80                9,360.00                 8,718.47
07/31/09                    8,003.95               9,204.69               10,063.00                 9,176.78
08/31/09                    8,292.93               9,286.83               10,136.00                 9,112.76
09/30/09                    8,602.38              10,440.02               11,430.00                10,442.41
10/31/09                    8,442.58              10,100.77               11,036.00                 9,799.31
11/30/09                    8,948.99              11,970.94               13,161.00                11,779.76
12/31/09                    9,121.85              11,304.09               12,631.00                10,693.11
01/31/10                    8,793.70              10,232.54               11,376.00                 9,434.21
02/28/10                    9,066.10              10,947.22               12,175.00                10,185.61
03/31/10                    9,613.20              11,401.28               12,516.00                10,279.97
04/30/10                    9,764.97              12,631.46               14,090.00                11,746.00
05/31/10                    8,985.23              12,204.89               13,719.00                11,543.00
06/30/10                    8,514.87              12,511.02               14,027.00                12,082.36
07/31/10                    9,111.44              12,248.97               13,604.00                11,229.21
08/31/10                    8,700.12              13,399.13               14,982.00                12,459.34
09/30/10                    9,476.55              14,471.88               16,095.00                13,038.60
10/31/10                    9,837.13              15,031.81               16,263.00                13,322.96
11/30/10                    9,838.39              15,592.06               16,886.00                13,858.59
12/31/10                   10,495.91              16,403.81               17,730.00                14,408.99
01/31/11                   10,744.67              14,578.08               15,469.00                12,651.67
02/28/11                   11,112.78              15,930.81               16,757.00                14,041.24
03/31/11                   11,117.20              16,090.94               16,930.00                14,125.81
04/30/11                   11,446.44              16,799.01               17,916.00                14,614.49
05/31/11                   11,316.87              15,812.95               16,781.00                13,653.24
06/30/11                   11,128.23              14,991.97               16,154.00                12,845.81
07/31/11                   10,901.94              15,730.60               16,922.00                13,385.35
08/31/11                   10,309.72              16,685.74               18,300.00                14,772.59
09/30/11                   9,584.96               14,029.74               15,779.00                12,981.86
10/31/11                   10,632.53              15,180.99               16,641.00                13,851.75
11/30/11                   10,609.03              15,249.45               16,674.00                14,222.19
12/31/11                   10,717.55              13,237.99               14,300.00                12,179.45
01/31/12                   11,197.87              14,803.31               15,933.00                13,363.30
02/29/12                   11,682.08              14,549.90               15,517.00                13,109.90
03/31/12                   12,066.53              12,995.78               13,977.00                11,739.52
04/30/12                   11,990.79              12,344.44               13,303.00                10,987.41
05/31/12                   11,270.14              11,073.66               11,933.00                10,382.40
06/30/12                   11,734.49              11,252.61               12,136.00                10,631.62
07/31/12                   11,897.47              11,047.20               11,721.00                10,180.21
08/31/12                   12,165.44              12,128.97               12,934.00                11,395.94
09/30/12                   12,479.81              13,671.71               14,710.00                12,764.76
10/31/12                   12,249.38              13,360.44               14,374.00                12,581.41
11/30/12                   12,320.44              12,236.78               12,976.00                11,324.04
12/31/12                   12,432.74              11,927.74               12,634.00                11,148.40
01/31/13                   13,076.69              11,053.06               11,518.00                10,007.70
02/28/13                   13,254.21               9,894.10               10,209.00                 9,011.66
03/31/13                   13,751.28               9,878.52               10,308.00                 9,132.08
04/30/13                   14,016.22               8,211.59                8,385.00                 7,318.36
05/31/13                   14,344.09               7,884.62                7,865.00                 7,127.30
06/30/13                   14,151.46               6,535.88                6,551.00                 5,911.74
07/31/13                   14,871.55               7,265.47                7,377.00                 6,514.90
08/31/13                   14,440.85               7,811.26                7,996.00                 6,794.59
09/30/13                   14,893.70               7,171.26                7,264.00                 6,068.93
10/31/13                   15,578.33               7,176.22                7,283.00                 6,084.25
11/30/13                   16,053.07               6,393.92                6,420.00                 5,380.91
12/31/13                   16,459.47               6,221.22                6,163.00                 5,172.32
01/31/14                   15,890.40               6,791.55                6,775.00                 5,730.60
02/28/14                   16,617.28               7,577.49                7,680.00                 6,330.81
03/31/14                   16,756.96               6,985.20                7,044.00                 5,785.26
04/30/14                   16,880.83               7,170.72                7,242.00                 5,920.01
05/31/14                   17,277.09               6,770.11                6,676.00                 5,505.01
06/30/14                   17,633.99               7,940.24                8,019.00                 6,481.02
07/31/14                   17,390.80               7,765.82                7,802.00                 6,371.62
08/31/14                   18,086.53               7,898.53                8,071.00                 6,557.77
09/30/14                   17,832.89               6,469.40                6,507.00                 5,261.00
10/31/14                   18,268.46               5,409.78                5,366.00                 4,295.29
11/30/14                   18,759.78               5,669.82                5,640.00                 4,549.76
12/31/14                   18,712.53               5,699.33                5,667.00                 4,567.19
01/31/15                   18,150.79               6,410.98                6,505.00                 5,496.85
02/28/15                   19,193.94               6,217.70                6,227.00                 5,267.07
03/31/15                   18,890.40               5,476.23                5,442.00                 4,541.48
04/30/15                   19,071.62               5,974.07                6,007.00                 5,007.97
05/31/15                   19,316.86               5,896.69                5,897.00                 4,864.85
06/30/15                   18,942.93               5,464.24                5,432.00                 4,410.01
07/31/15                   19,339.80               4,467.99                4,268.00                 3,423.20
08/31/15                   18,172.96               4,580.74                4,412.00                 3,494.69
09/30/15                   17,723.30               4,421.12                4,258.00                 3,415.62
10/31/15                   19,218.33               4,736.21                4,599.00                 3,730.96
11/30/15                   19,275.48               4,341.11                4,172.00                 3,414.38
12/31/15                   18,971.47               4,356.87                4,177.00                 3,445.83
01/31/16                   18,030.03               4,399.33                4,177.00                 3,561.25
02/29/16                   18,005.70               5,654.18                5,499.00                 4,847.37
03/31/16                   19,227.17               6,018.20                5,868.00                 5,041.98
04/30/16                   19,301.71               7,625.93                7,506.00                 6,457.71
05/31/16                   19,648.34               6,804.86                6,697.00                 5,687.49
06/30/16                   19,699.25               8,275.02                8,115.00                 6,982.70
07/31/16                   20,425.54               9,063.16                8,819.00                 7,685.21
08/31/16                   20,454.21               7,786.21                7,487.00                 6,437.21
09/30/16                   20,458.08               8,136.14                7,861.00                 6,681.40
10/31/16                   20,084.90               7,539.15                7,209.00                 6,193.96
11/30/16                   20,828.74               6,430.45                6,146.00                 5,270.71
12/31/16                   21,240.45               6,445.77                6,121.00                 5,329.37
01/31/17                   21,643.30               7,379.00                7,078.00                 6,059.23
02/28/17                   22,502.67               7,121.26                6,742.00                 5,821.85
03/31/17                   22,528.92               7,119.38                6,777.00                 5,785.96
04/30/17                   22,760.29               6,880.97                6,537.00                 5,673.64
05/31/17                   23,080.59               6,923.59                6,542.00                 5,781.61

                                   [END CHART]

                       Data from 7/31/08 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                              5/31/17              5/31/16
--------------------------------------------------------------------------------
Net Assets                                 $18.3 Million        $16.9 Million
Net Asset Value Per Share                      $12.80               $13.79

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/10
    -2.83%                   -11.69%                         -10.53%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                       1.38%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                LIPPER PRECIOUS                               USAA PRECIOUS
                                                 METALS EQUITY        NYSE ARCA GOLD        METALS & MINERALS
                        S&P 500 INDEX             FUNDS INDEX        MINERS (GDM) INDEX    FUND ADVISER SHARES
07/31/10                 $10,000.00               $10,000.00             $10,000.00            $10,000.00
08/31/10                   9,548.56                10,938.98              11,095.47             11,031.00
09/30/10                  10,400.72                11,814.77              11,611.32             11,845.00
10/31/10                  10,796.45                12,271.90              11,864.55             11,963.00
11/30/10                  10,797.84                12,729.28              12,341.55             12,416.00
12/31/10                  11,519.47                13,391.99              12,831.70             13,028.00
01/31/11                  11,792.50                11,901.47              11,266.75             11,366.00
02/28/11                  12,196.50                13,005.84              12,504.21             12,302.00
03/31/11                  12,201.36                13,136.57              12,579.52             12,424.00
04/30/11                  12,562.70                13,714.63              13,014.71             13,144.00
05/31/11                  12,420.50                12,909.61              12,158.68             12,302.00
06/30/11                  12,213.46                12,239.37              11,439.64             11,837.00
07/31/11                  11,965.10                12,842.38              11,920.11             12,393.00
08/31/11                  11,315.14                13,622.16              13,155.50             13,396.00
09/30/11                  10,519.69                11,453.81              11,560.79             11,548.00
10/31/11                  11,669.42                12,393.69              12,335.46             12,177.00
11/30/11                  11,643.64                12,449.58              12,665.35             12,193.00
12/31/11                  11,762.74                10,807.43              10,846.22             10,451.00
01/31/12                  12,289.89                12,085.35              11,900.47             11,641.00
02/29/12                  12,821.33                11,878.47              11,674.82             11,332.00
03/31/12                  13,243.27                10,609.69              10,454.45             10,200.00
04/30/12                  13,160.14                10,077.94               9,784.66              9,706.00
05/31/12                  12,369.21                 9,040.48               9,245.88              8,703.00
06/30/12                  12,878.85                 9,186.57               9,467.82              8,848.00
07/31/12                  13,057.72                 9,018.88               9,065.83              8,540.00
08/31/12                  13,351.82                 9,902.03              10,148.47              9,421.00
09/30/12                  13,696.85                11,161.52              11,367.46             10,709.00
10/31/12                  13,443.95                10,907.40              11,204.18             10,461.00
11/30/12                  13,521.94                 9,990.04              10,084.44              9,441.00
12/31/12                  13,645.19                 9,737.75               9,928.03              9,190.00
01/31/13                  14,351.94                 9,023.66               8,912.20              8,377.00
02/28/13                  14,546.77                 8,077.50               8,025.19              7,422.00
03/31/13                  15,092.32                 8,064.78               8,132.43              7,488.00
04/30/13                  15,383.10                 6,703.90               6,517.25              6,092.00
05/31/13                  15,742.94                 6,436.96               6,347.10              5,710.00
06/30/13                  15,531.53                 5,335.86               5,264.61              4,755.00
07/31/13                  16,321.84                 5,931.50               5,801.74              5,355.00
08/31/13                  15,849.13                 6,377.07               6,050.82              5,799.00
09/30/13                  16,346.15                 5,854.58               5,404.59              5,265.00
10/31/13                  17,097.55                 5,858.63               5,418.23              5,279.00
11/30/13                  17,618.58                 5,219.97               4,791.88              4,652.00
12/31/13                  18,064.61                 5,078.97               4,606.13              4,463.00
01/31/14                  17,440.04                 5,544.59               5,103.30              4,904.00
02/28/14                  18,237.82                 6,186.23               5,637.80              5,562.00
03/31/14                  18,391.12                 5,702.68               5,151.97              5,100.00
04/30/14                  18,527.07                 5,854.14               5,271.97              5,241.00
05/31/14                  18,961.97                 5,527.08               4,902.40              4,828.00
06/30/14                  19,353.68                 6,482.37               5,771.57              5,796.00
07/31/14                  19,086.78                 6,339.97               5,674.15              5,641.00
08/31/14                  19,850.34                 6,448.32               5,839.92              5,834.00
09/30/14                  19,571.97                 5,281.59               4,685.10              4,700.00
10/31/14                  20,050.02                 4,416.52               3,825.10              3,873.00
11/30/14                  20,589.26                 4,628.81               4,051.72              4,070.00
12/31/14                  20,537.39                 4,652.91               4,067.24              4,089.00
01/31/15                  19,920.87                 5,233.89               4,895.14              4,693.00
02/28/15                  21,065.76                 5,076.10               4,690.51              4,490.00
03/31/15                  20,732.61                 4,470.77               4,044.35              3,922.00
04/30/15                  20,931.50                 4,877.20               4,459.77              4,330.00
05/31/15                  21,200.67                 4,814.03               4,332.32              4,246.00
06/30/15                  20,790.26                 4,460.98               3,927.26              3,911.00
07/31/15                  21,225.85                 3,647.64               3,048.48              3,074.00
08/31/15                  19,945.21                 3,739.69               3,112.14              3,175.00
09/30/15                  19,451.70                 3,609.38               3,041.73              3,063.00
10/31/15                  21,092.52                 3,866.62               3,322.55              3,304.00
11/30/15                  21,155.25                 3,544.06               3,040.63              3,001.00
12/31/15                  20,821.59                 3,556.93               3,068.63              3,001.00
01/31/16                  19,788.34                 3,591.60               3,171.42              3,001.00
02/29/16                  19,761.64                 4,616.04               4,316.75              3,946.00
03/31/16                  21,102.23                 4,913.23               4,490.06              4,211.00
04/30/16                  21,184.04                 6,225.77               5,750.81              5,391.00
05/31/16                  21,564.47                 5,555.46               5,064.90              4,811.00
06/30/16                  21,620.34                 6,755.69               6,218.34              5,830.00
07/31/16                  22,417.46                 7,399.12               6,843.94              6,336.00
08/31/16                  22,448.93                 6,356.63               5,732.55              5,377.00
09/30/16                  22,453.18                 6,642.31               5,950.02              5,642.00
10/31/16                  22,043.60                 6,154.92               5,515.94              5,171.00
11/30/16                  22,859.99                 5,249.79               4,693.75              4,407.00
12/31/16                  23,311.84                 5,262.30               4,745.99              4,387.00
01/31/17                  23,753.98                 6,024.18               5,395.95              5,070.00
02/28/17                  24,697.16                 5,813.77               5,184.56              4,829.00
03/31/17                  24,725.96                 5,812.22               5,152.60              4,851.00
04/30/17                  24,979.90                 5,617.59               5,052.57              4,679.00
05/31/17                  25,331.44                 5,652.39               5,148.72              4,675.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS* - 5/31/17 o
                                (% of Net Assets)

Randgold Resources Ltd. ADR ............................................... 4.9%
Agnico-Eagle Mines Ltd. ................................................... 4.9%
Newmont Mining Corp. ...................................................... 4.5%
OceanaGold Corp. .......................................................... 4.2%
Royal Gold, Inc. .......................................................... 4.1%
Newcrest Mining Ltd. ...................................................... 4.0%
Wheaton Precious Metals Corp. ............................................. 3.9%
Eldorado Gold Corp. ....................................................... 3.5%
Centerra Gold, Inc. ....................................................... 3.5%
Goldcorp, Inc. ............................................................ 3.1%

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

                         o ASSET ALLOCATION* - 5/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

Gold                                                                       86.1%
Silver                                                                     10.8%
Money Market Instruments                                                    1.6%
Platinum Group Metals                                                       1.3%

                                   [END CHART]

*Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-20.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                              NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                              FOR                      VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                9,689,863,032                  376,756,871
Robert L. Mason, Ph.D.            9,714,117,381                  352,502,522
Jefferson C. Boyce                9,717,710,105                  348,909,798
Dawn M. Hawley                    9,714,577,808                  352,042,095
Paul L. McNamara                  9,668,206,065                  398,413,838
Richard Y. Newton III             9,665,513,520                  401,106,382
Barbara B. Ostdiek, Ph.D.         9,715,801,431                  350,818,472
Michael F. Reimherr               9,711,558,498                  355,061,405

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

  DIVIDEND RECEIVED
 DEDUCTION (CORPORATE      FOREIGN TAXES      FOREIGN SOURCE       QUALIFIED INTEREST
   SHAREHOLDERS)(1)           PAID(2)             INCOME                INCOME
-------------------------------------------------------------------------------------
        4.93%                $367,000           $8,428,000              $2,000
-------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Precious Metals and Minerals Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.2%)
             COMMON STOCKS (98.2%)
             GOLD (86.1%)
             AFRICAN GOLD COMPANIES (5.6%)
   900,000   AngloGold Ashanti Ltd. ADR                                                        $ 10,251
   770,000   Endeavour Mining Corp.*                                                             12,141
 3,200,000   Gold Fields Ltd. ADR                                                                11,456
 8,566,400   Great Basin Gold Ltd.*(a)                                                                -
 6,500,000   Great Basin Gold Ltd.*(a),(b),(c)                                                        -
                                                                                               --------
                                                                                                 33,848
                                                                                               --------
             AUSTRALIAN GOLD COMPANIES (17.4%)
13,200,000   Doray Minerals Ltd.*(d)                                                              3,041
 7,063,636   Kingsgate Consolidated Ltd.*                                                           997
 6,289,968   Metals X Ltd.*                                                                       3,622
 1,550,000   Newcrest Mining Ltd.                                                                24,348
 3,200,000   Northern Star Resources Ltd.                                                        11,223
 7,500,000   OceanaGold Corp.                                                                    25,261
10,450,000   Perseus Mining Ltd.*                                                                 2,282
13,145,000   Perseus Mining Ltd.*(d)                                                              2,871
13,500,000   Ramelius Resources Ltd.*(d)                                                          4,113
 8,250,574   Saracen Mineral Holdings Ltd.*(d)                                                    6,407
 7,484,255   St. Barbara Ltd.*                                                                   16,016
 3,898,694   Westgold Resources Ltd.*(d)                                                          5,649
                                                                                               --------
                                                                                                105,830
                                                                                               --------
             EUROPEAN GOLD COMPANIES (7.2%)
 6,700,000   Centamin plc                                                                        14,185
   315,000   Randgold Resources Ltd. ADR                                                         29,868
                                                                                               --------
                                                                                                 44,053
                                                                                               --------
             NORTH AMERICAN GOLD COMPANIES (53.2%)
   610,000   Agnico-Eagle Mines Ltd.                                                             29,530
 8,403,900   Alacer Gold Corp.*(d)                                                               12,318
 2,600,000   Alamos Gold, Inc. "A"                                                               17,496
 3,200,000   Asanko Gold, Inc.*(a),(d)                                                            4,128
 3,044,572   AuRico Metals, Inc.*                                                                 2,659

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
   240,000   Axmin, Inc.*(b)                                                                   $      7
 1,700,000   B2Gold Corp.*                                                                        4,266
   700,000   Barrick Gold Corp.                                                                  11,578
 3,700,000   Centerra Gold, Inc.                                                                 21,008
   600,000   Detour Gold Corp.*                                                                   7,764
 5,344,600   Dundee Precious Metals, Inc.*(d)                                                     8,942
 7,000,000   Eldorado Gold Corp.                                                                 21,350
 1,400,000   Goldcorp, Inc.                                                                      19,026
 7,541,672   Golden Star Resources Ltd.*(d)                                                       4,910
 1,350,000   Guyana Goldfields, Inc.*                                                             5,407
 1,800,000   IAMGOLD Corp.*                                                                       8,046
 4,400,000   Kinross Gold Corp.*                                                                 18,964
   803,414   Kirkland Lake Gold Ltd.*                                                             6,245
 1,733,200   Klondex Mines Ltd.*                                                                  5,184
 7,922,500   Mandalay Resources Corp.(d)                                                          3,402
 5,757,622   Nautilus Minerals, Inc.*(b),(c)                                                      1,044
 2,400,000   New Gold, Inc.*                                                                      6,936
   800,000   Newmont Mining Corp.                                                                27,320
   375,000   Northern Star Mining Corp.*(a),(b)                                                       -
   535,700   Osisko Gold Royalties Ltd.                                                           5,655
 1,052,830   Pretium Resources, Inc.*                                                             9,423
 1,768,000   Primero Mining Corp.*(d)                                                               654
   310,000   Royal Gold, Inc.                                                                    24,930
 4,700,000   SEMAFO, Inc.*                                                                        9,568
 1,500,000   Tahoe Resources, Inc.                                                               13,281
   400,000   Torex Gold Resources, Inc.*                                                          6,686
 1,900,000   Yamana Gold, Inc.                                                                    4,959
                                                                                               --------
                                                                                                322,686
                                                                                               --------
             SOUTH AMERICAN GOLD COMPANIES (2.7%)
 1,300,000   Compania de Minas Buenaventura S.A. ADR                                             16,172
                                                                                               --------
             Total Gold (cost: $713,482)                                                        522,589
                                                                                               --------

             PLATINUM GROUP METALS (1.3%)
 7,370,000   Platinum Group Metals Ltd.*(d) (cost: $17,878)                                       7,886
                                                                                               --------

             SILVER (10.8%)
   750,000   Fresnillo plc                                                                       15,229
   750,000   MAG Silver Corp.*                                                                    9,028
 1,000,000   Pan American Silver Corp.                                                           17,440
 1,150,000   Wheaton Precious Metals Corp.                                                       23,586
                                                                                               --------
             Total Silver (cost: $56,855)                                                        65,283
                                                                                               --------
             Total Common Stocks (cost: $788,215)                                               595,758
                                                                                               --------

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             WARRANTS (0.0%)
             GOLD (0.0%)
             NORTH AMERICAN GOLD COMPANIES (0.0%)
   632,000   Primero Mining Corp.* (cost: $100)                                                $     18
                                                                                               --------
             Total Equity Securities (cost: $788,315)                                           595,776
                                                                                               --------

             MONEY MARKET INSTRUMENTS (1.6%)
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
 9,534,263   State Street Institutional Treasury Money Market Fund
               Premier Class, 0.69%(e) (cost: $9,534)                                             9,534
                                                                                               --------

             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (3.3%)
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.3%)
   716,382   Goldman Sachs Financial Square Government Fund Institutional Class, 0.68%(e)           716
 6,133,928   Invesco Government & Agency Portfolio Institutional Class, 0.71%(e)                  6,134
 1,170,174   Morgan Stanley Institutional Liquidity Funds Government Portfolio
               Institutional Class, 0.68%(e)                                                      1,170
12,013,640   Western Asset Institutional Government Reserves Institutional Class, 0.71%(e)       12,014
                                                                                               --------
             Total Short-Term Investments Purchased with Cash Collateral from
               Securities Loaned (cost: $20,034)                                                 20,034
                                                                                               --------
             TOTAL INVESTMENTS (COST: $817,883)                                                $625,344
                                                                                               ========

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1           LEVEL 2         LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $591,630            $4,128              $-           $595,758
  Warrants                                      18                 -               -                 18
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                       9,534                 -               -              9,534
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned    20,034                 -               -             20,034
-------------------------------------------------------------------------------------------------------
Total                                     $621,216            $4,128              $-           $625,344
-------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region Classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                      RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------
($ IN 000s)                                                        COMMON STOCKS
--------------------------------------------------------------------------------
Balance as of May 31, 2016                                               $ 1,174
Purchases                                                                      -
Sales                                                                          -
Transfers into Level 3                                                         -
Transfers out of Level 3                                                  (1,174)
Net realized gain (loss) on investments                                        -
Change in net unrealized appreciation/(depreciation) of investments            -
--------------------------------------------------------------------------------
Balance as of May 31, 2017                                               $     -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of June 1, 2016, through May 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                         TRANSFERS INTO        TRANSFERS INTO     TRANSFERS INTO
                               (OUT OF)              (OUT OF)           (OUT OF)
ASSETS ($ IN 000s)              LEVEL 1               LEVEL 2            LEVEL 3
--------------------------------------------------------------------------------
Common Stocks(I)               $(10,680)              $10,680            $     -
Common Stocks(II)                 1,174                     -             (1,174)
--------------------------------------------------------------------------------
Total                          $ (9,506)              $10,680            $(1,174)
--------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an adjustment to the quoted price based on market events.

(II)Transferred from Level 3 to Level 1 due to the availability of significant observable valuation inputs once the securities began actively trading.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 84.6% of net assets at May 31, 2017.

o  CATEGORIES AND DEFINITIONS

   WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Security was fair valued at May 31, 2017, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $4,128,000, which represented 0.7% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

   (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2017, was $1,051,000, which represented 0.2% of the Fund's net assets.

   (c) Restricted security that is not registered under the Securities Act of 1933.

   (d) The security, or a portion thereof, was out on loan as of May 31, 2017.

   (e) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $16,324) (cost of $817,883)                                   $  625,344
   Cash denominated in foreign currencies (identified cost of $1,699)                          1,711
   Receivables:
      Capital shares sold                                                                        130
      Dividends and interest                                                                     221
      Securities sold                                                                          2,052
      Other                                                                                      880
                                                                                          ----------
         Total assets                                                                        630,338
                                                                                          ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                        20,034
      Securities purchased                                                                     1,440
      Capital shares redeemed                                                                    300
   Accrued management fees                                                                       362
   Accrued transfer agent's fees                                                                  52
   Other accrued expenses and payables                                                         1,433
                                                                                          ----------
         Total liabilities                                                                    23,621
                                                                                          ----------
            Net assets applicable to capital shares outstanding                           $  606,717
                                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $1,463,621
   Overdistribution of net investment income                                                 (41,563)
   Accumulated net realized loss on investments                                             (621,524)
   Net unrealized depreciation of investments                                               (192,539)
   Net unrealized appreciation of foreign currency translations                                   13
   Net unrealized depreciation of foreign capital gains tax                                   (1,291)
                                                                                          ----------
            Net assets applicable to capital shares outstanding                           $  606,717
                                                                                          ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $585,515/45,283 capital shares
         outstanding, no par value)                                                       $    12.93
                                                                                          ==========
      Institutional Shares (net assets of $2,893/221 capital
         shares outstanding, no par value)                                                $    13.07
                                                                                          ==========
      Adviser Shares (net assets of $18,309/1,429 capital shares
         outstanding, no par value)                                                       $    12.82
                                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $358)                                       $   8,582
   Interest                                                                                       91
   Securities lending (net)                                                                       39
                                                                                           ---------
      Total income                                                                             8,712
                                                                                           ---------
EXPENSES
   Management fees                                                                             4,960
   Administration and servicing fees:
      Fund Shares                                                                              1,005
      Institutional Shares                                                                        11
      Adviser Shares                                                                              31
   Transfer agent's fees:
      Fund Shares                                                                              1,887
      Institutional Shares                                                                        11
      Adviser Shares                                                                               6
   Distribution and service fees (Note 7D):
      Adviser Shares                                                                              51
   Custody and accounting fees:
      Fund Shares                                                                                125
      Institutional Shares                                                                         2
      Adviser Shares                                                                               4
   Postage:
      Fund Shares                                                                                141
      Adviser Shares                                                                               5
   Shareholder reporting fees:
      Fund Shares                                                                                 50
   Trustees' fees                                                                                 31
   Registration fees:
      Fund Shares                                                                                 40
      Institutional Shares                                                                        18
      Adviser Shares                                                                              18
   Professional fees                                                                             112
   Other                                                                                          25
                                                                                           ---------
         Total expenses                                                                        8,533
                                                                                           ---------
NET INVESTMENT INCOME                                                                            179
                                                                                           ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                                            (69,821)
      Foreign currency transactions                                                              (56)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                             56,878
      Foreign currency translations                                                               52
      Foreign capital gains tax                                                                 (398)
                                                                                           ---------
         Net realized and unrealized loss                                                    (13,345)
                                                                                           ---------
   Decrease in net assets resulting from operations                                        $ (13,166)
                                                                                           =========

See accompanying notes to financial statements.

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------------
                                                                                  2017          2016
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                              $     179     $  (1,490)
   Net realized loss on investments                                            (69,821)     (358,969)
   Payment from USAA Asset Management Company for loss
      realized on disposal of investments in violation of restrictions               -            52
   Net realized gain (loss) on foreign currency transactions                       (56)           23
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                               56,878       421,095
      Foreign currency translations                                                 52           (36)
      Foreign capital gains tax                                                   (398)         (893)
                                                                             -----------------------
      Increase (decrease) in net assets resulting from operations              (13,166)       59,782
                                                                             -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                              (22,606)            -
      Institutional Shares                                                        (382)            -
      Adviser Shares                                                              (718)            -
                                                                             -----------------------
              Distributions to shareholders                                    (23,706)            -
                                                                             -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE
TRANSACTIONS (NOTE 6)
   Fund Shares                                                                 (26,942)       (3,482)
   Institutional Shares                                                        (11,312)     (128,077)
   Adviser Shares                                                                3,767         2,436
                                                                             -----------------------
      Total net decrease in net assets from capital share
              transactions                                                     (34,487)     (129,123)
                                                                             -----------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 7C):
      Institutional Shares                                                          13             -
                                                                             -----------------------
   Net decrease in net assets                                                  (71,346)      (69,341)
NET ASSETS
   Beginning of year                                                           678,063       747,404
                                                                             -----------------------
   End of year                                                               $ 606,717     $ 678,063
                                                                             =======================
Accumulated undistributed (overdistribution of)
   net investment loss (income):
   End of year                                                               $ (41,563)    $ (25,283)
                                                                             =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Precious Metals and Minerals Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic
946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

      that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Repurchase agreements are valued at cost.

   6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

   Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2017, the Adviser Shares charged redemption fees of $5,000.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 0.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and increase accumulated net realized loss on investments by $7,247,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                   2017                 2016
                                               ---------------------------------
Ordinary income*                               $23,706,000          $          -

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                (629,150,000)
Unrealized depreciation of investments                              (227,754,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment company and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had net capital loss carryforwards of $621,463,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used. Late year losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended May 31, 2017, the Fund deferred to June 1, 2017, late year losses of $7,687,000.

                           CAPITAL LOSS CARRYFORWARDS
                 -------------------------------------------
                                  TAX CHARACTER
                 -------------------------------------------
                 (NO EXPIRATION)                   BALANCE
                 ---------------                ------------
                   Short-Term                   $ 15,006,000
                    Long-Term                    606,457,000
                                                ------------
                        Total                   $621,463,000
                                                ============

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $94,698,000 and $127,830,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $851,820,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $118,995,000 and $345,471,000, respectively, resulting in net unrealized depreciation of $226,476,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $39,000, which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund loaned securities having a fair market value of approximately $16,324,000, and the value of the cash collateral received was $20,034,000.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                  YEAR ENDED
                                                MAY 31, 2017                MAY 31, 2016
   -----------------------------------------------------------------------------------------
                                            SHARES         AMOUNT       SHARES        AMOUNT
                                           -------------------------------------------------
   FUND SHARES:
   Shares sold                               7,516      $ 111,147        9,859     $ 104,119
   Shares issued from
    reinvested dividends                     2,005         22,052            -**           -**
   Shares redeemed                         (10,792)      (160,141)      (9,955)     (107,601)
                                           -------------------------------------------------
   Net decrease from capital
    share transactions                      (1,271)     $ (26,942)         (96)    $  (3,482)
                                           =================================================

   INSTITUTIONAL SHARES:
   Shares sold                                 339      $   4,872        3,002     $  29,044
   Shares issued from
    reinvested dividends                        34            378            -             -
   Shares redeemed                          (1,157)       (16,562)     (15,094)     (157,121)
                                           -------------------------------------------------
   Net decrease from capital
    share transactions                        (784)     $ (11,312)     (12,092)    $(128,077)
                                           =================================================
   ADVISER SHARES:
   Shares sold                                 802      $  12,338          798     $   8,826
   Shares issued from
    reinvested dividends                        60            648            -             -
   Shares redeemed*                           (656)        (9,219)        (588)       (6,390)
                                           -------------------------------------------------
   Net increase from capital
    share transactions                         206      $   3,767          210     $   2,436
                                           =================================================

*Net of redemption fees, if any.
**Represents less than 500 shares or $500.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2017, the Fund had no subadviser(s).

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Precious Metals Equity Funds Index.

   The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
   ------------------------------------------------------------------
   +/- 100 to 400                              +/- 4
   +/- 401 to 700                              +/- 5
   +/- 701 and greater                         +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $4,960,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(254,000), $(45,000), and $(6,000), respectively. For the Fund Shares,
   Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.41)%, and (0.03)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,005,000, $11,000, and $31,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.
   SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,887,000, $11,000, and $6,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of $13,000 during the year ended May 31, 2017, for adjustments related to corrections to certain shareholder transactions.

D. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
   (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $51,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

May 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.2
Target Retirement 2030                                                  0.0*
Target Retirement 2040                                                  0.0*

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 130,000 Adviser Shares, which represents 9.1% of the Adviser Shares outstanding and 0.3% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                   -----------------------------------------------------------------------
                                       2017            2016             2015           2014           2013
                                   -----------------------------------------------------------------------
Net asset value at
 beginning of period               $  13.90        $  12.29         $  14.12       $  16.69        $ 25.80
                                   -----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income (loss)                        (.14)            .08             (.06)(a)       (.02)(a)       (.00)(a),(b)
 Net realized and
  unrealized gain (loss)               (.60)           1.53(c)         (1.61)(a)      (2.53)(a)      (8.67)(a)
                                   -----------------------------------------------------------------------
Total from investment
 operations                            (.46)           1.61            (1.67)(a)      (2.55)(a)      (8.67)(a)
                                   -----------------------------------------------------------------------
Less distributions from:
 Net investment income                 (.51)              -             (.16)          (.02)             -
 Realized capital gains                   -               -                -              -           (.44)
                                   -----------------------------------------------------------------------
Total distributions                    (.51)              -             (.16)          (.02)          (.44)
                                   -----------------------------------------------------------------------
Net asset value at end
 of period                         $  12.93        $  13.90         $  12.29       $  14.12        $ 16.69
                                   =======================================================================
Total return (%)*                     (2.68)          13.10(c)        (11.77)        (15.26)        (34.23)
Net assets at end
 of period (000)                   $585,515        $647,140         $573,456       $710,487       $841,841
Ratios to average
 net assets:**
 Expenses (%)(d)                       1.22            1.33             1.25           1.24           1.18
 Net investment
  income (loss) (%)                     .02            (.31)            (.46)          (.13)          (.01)
Portfolio turnover (%)                   14              17                8             10             15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $670,012,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2016, the Manager reimbursed the Fund Shares
    $50,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund
    Shares' net realized loss and total return was less than $0.01/0.01% per share.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -               -                -           (.00%)(+)      (.00%)(+)
(+) Represents less than 0.01% of average net assets.

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                     ---------------------------------------------------------------------
                                       2017            2016             2015           2014           2013
                                     ---------------------------------------------------------------------
Net asset value at
 beginning of period                 $13.98        $  12.34         $  14.17       $  16.77       $  25.87
                                     ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income (loss)(a)        .07             .01             (.03)           .02            .06
 Net realized and
  unrealized gain (loss)(a)            (.47)           1.63(b)         (1.60)         (2.56)         (8.72)
                                     ---------------------------------------------------------------------
Total from investment
 operations(a)                         (.40)           1.64            (1.63)         (2.54)         (8.66)
                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income                 (.51)              -             (.20)          (.06)             -
 Realized capital gains                   -               -                -              -           (.44)
                                     ---------------------------------------------------------------------
Total distributions                    (.51)              -             (.20)          (.06)          (.44)
                                     ---------------------------------------------------------------------
Net asset value at end
 of period                           $13.07        $  13.98         $  12.34       $  14.17       $  16.77
                                     =====================================================================
Total return (%)*                     (2.23)          13.29(b)        (11.46)        (15.11)        (34.10)
Net assets at end
 of period (000)                     $2,893        $14,050          $161,591       $183,768       $317,818
Ratios to average net assets:**
 Expenses (%)(c)                        .76            .99               .99           1.00            .99
 Net investment
  income (loss) (%)                     .46            .13              (.20)           .11            .27
Portfolio turnover (%)                   14             17                 8             10             15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $11,005,000.
(a) Calculated using average shares. For the year ended May 31, 2017, average shares were 734,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Institutional
    Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the
    Institutional Shares' net realized loss and total return was less than
    $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          -              -                 -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                     ---------------------------------------------------------------------
                                        2017          2016             2015           2014            2013
                                     ---------------------------------------------------------------------
Net asset value at
 beginning of period                 $ 13.79       $ 12.20          $ 14.01        $ 16.57         $ 25.68
                                     ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment loss                    (.04)         (.04)(a)         (.08)(a)       (.05)(a)        (.06)(a)
 Net realized and
  unrealized gain (loss)                (.50)         1.63(a),(b)     (1.58)(a)      (2.51)(a)       (8.61)(a)
                                     ---------------------------------------------------------------------
Total from investment
 operations                             (.46)         1.59(a)         (1.66)(a)      (2.56)(a)       (8.67)(a)
                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.51)            -             (.15)           .00(c)            -
 Realized capital gains                    -             -                -              -            (.44)
                                     ---------------------------------------------------------------------
Total distributions                     (.51)            -             (.15)           .00(c)         (.44)
                                     ---------------------------------------------------------------------
Redemption fees added
 to beneficial interests(c)              .00           .00              .00            .00             .00
Net asset value at end
 of period                           $ 12.82       $ 13.79          $ 12.20        $ 14.01         $ 16.57
                                     =====================================================================
Total return (%)*                      (2.68)        13.03(b)        (11.83)        (15.45)         (34.39)
Net assets at end
 of period (000)                     $18,309       $16,873          $12,357        $15,727         $11,052
Ratios to average
 net assets:**
 Expenses (%)(d)                        1.30          1.37             1.39(e)        1.40            1.45
 Expenses, excluding
  reimbursements (%)(d)                 1.30          1.37             1.39           1.40            1.49
 Net investment loss (%)                (.04)         (.36)            (.60)          (.31)           (.23)
Portfolio turnover (%)                    14            17                8             10              15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $20,462,000.
(a) Calculated using average shares.
(b) During the year ended May 31, 2016, the Manager reimbursed the Adviser
    Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Adviser
    Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -             -                -           (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares' average net assets.

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2016-
                                     DECEMBER 1, 2016         MAY 31, 2017             MAY 31, 2017
                                     ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00             $1,062.70                   $6.48

Hypothetical
 (5% return before expenses)              1,000.00              1,018.65                    6.34

INSTITUTIONAL SHARES
Actual                                    1,000.00              1,066.10                    3.40

Hypothetical
 (5% return before expenses)              1,000.00              1,021.64                    3.33

ADVISER SHARES
Actual                                    1,000.00              1,062.60                    6.94

Hypothetical
 (5% return before expenses)              1,000.00              1,018.20                    6.79

*Expenses are equal to the annualized expense ratio of 1.26% for Fund Shares, 0.66% for Institutional Shares, and 1.35% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.27% for Fund Shares, 6.61% for Institutional Shares, and 6.26% for Adviser Shares for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and was above the average of its performance universe and below its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2016, and was in the top 45% of its performance universe for the ten-year period ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, noting certain differences in the Fund's investment strategy with the investment strategies of the funds in the performance universe.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23407-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST(R)]

 ==============================================================

         ANNUAL REPORT
         USAA TREASURY MONEY MARKET TRUST(R)
         MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY AND
FRIENDS, IT'S EASY TO DEFER DECISIONS ON            [PHOTO OF BROOKS ENGLEHARDT]
FINANCIAL MATTERS. AN INVESTMENT PLAN ...
CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

   Distributions to Shareholders                                              9

   Report of Independent Registered
     Public Accounting Firm                                                  10

   Portfolio of Investments                                                  11

   Notes to Portfolio of Investments                                         13

   Financial Statements                                                      15

   Notes to Financial Statements                                             18

EXPENSE EXAMPLE                                                              27

ADVISORY AGREEMENT(S)                                                        29

TRUSTEES' AND OFFICERS' INFORMATION                                          35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207218-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PROVIDES INVESTORS MAXIMUM CURRENT INCOME WHILE MAINTAINING THE HIGHEST DEGREE OF SAFETY AND LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                               [PHOTO OF ANTHONY M. ERA, Jr.]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The Federal Reserve (the Fed) raised short-term interest rates twice during the reporting period ended May 31, 2017. When the period began in June 2016, policymakers dropped their plans for an interest rate increase after the release of unexpectedly weak employment numbers. They did not take action at their July 2016 meeting either, largely because of the unexpected "leave" vote in the United Kingdom's late-June 2016 referendum concerning its membership in the European Union. During August 2016, Fed chair Janet Yellen said the odds of an interest rate increase had "strengthened," but any increase remained on hold in September 2016, as the Fed stated that it wanted to wait for "further evidence of continued progress toward its objectives." Policymakers left interest rates unchanged again at their November 2016 meeting, which took place just before the U.S. presidential election. In December 2016, however, the Fed raised the federal funds target rate 0.25% and also said that it was likely to increase interest rates three times in 2017. No action was taken in either January or February 2017. However, in March 2017, improving economic data, including signs of strength in the labor market, led the Fed to increase the federal funds target rate another 0.25% to a range between 0.75% to 1.00%. Policymakers left rates unchanged in May 2017, but they were widely expected to raise interest rates at their June 2017 meeting.

    The Fed's interest rate increase helped lift interest rates on money market securities from their long-held historical lows, although yields on money market funds generally remained low during the reporting period. In the

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    summer of 2016, yields on U.S. Treasury money market funds were pressured by supply-and-demand dynamics. In advance of the implementation of money market fund reform, which became effective in October 2016, many tax-exempt and taxable money market funds shifted assets into U.S. Treasury money market funds. Throughout the reporting period, investors continued to rely on money market funds, despite low absolute yields, because of the low risk and liquidity they offered.

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2017, the seven-day yield on the Fund was 0.37%. The total return for the same period was 0.08%, compared to an average of 0.08% for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to invest in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. Our purchases focused primarily on eligible short-term repurchase agreements with approved counterparties, as well as U.S. Treasury bills and notes with either fixed or floating interest rates. If the Fed raises interest rates in the near term, securities that mature sooner, or possess a floating interest rate, would allow the Fund to capture interest rate increases sooner in a rising interest rate environment (compared to securities with longer final maturities).

    Thank you for allowing us to help you manage your investments.

    Refer to page 5 for the iMoneyNet, Inc. definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND)
(Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                       5/31/17                       5/31/16
--------------------------------------------------------------------------------
Net Assets                           $2.6 Billion                 $188.9 Million
Net Asset Value Per Share               $1.00                         $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                  25 Days                       19 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                       10 YEARS
     0.08%                              0.02%                         0.39%

--------------------------------------------------------------------------------
                         7-DAY YIELD AS OF 5/31/17
--------------------------------------------------------------------------------
                                    0.37%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                    0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                 USAA TREASURY
                               MONEY MARKET TRUST             iMONEYNET AVERAGE
 5/31/2016                          0.000%                         0.025%
 6/28/2016                          0.000%                         0.025%
 7/26/2016                          0.000%                         0.025%
 8/30/2016                          0.000%                         0.025%
 9/27/2016                          0.000%                         0.025%
10/25/2016                          0.000%                         0.030%
11/29/2016                          0.000%                         0.035%
12/27/2016                          0.060%                         0.030%
 1/31/2017                          0.090%                         0.040%
 2/28/2017                          0.100%                         0.040%
 3/28/2017                          0.240%                         0.120%
 4/25/2017                          0.290%                         0.130%
 5/30/2017                          0.360%                         0.170%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 5/30/17.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                USAA TREASURY
                                                              MONEY MARKET TRUST
05/31/07                                                         $10,000.00
06/30/07                                                          10,040.00
07/31/07                                                          10,079.00
08/31/07                                                          10,119.00
09/30/07                                                          10,152.00
10/31/07                                                          10,188.00
11/30/07                                                          10,221.00
12/31/07                                                          10,246.00
01/31/08                                                          10,270.00
02/29/08                                                          10,289.00
03/31/08                                                          10,303.00
04/30/08                                                          10,317.00
05/31/08                                                          10,332.00
06/30/08                                                          10,345.00
07/31/08                                                          10,358.00
08/31/08                                                          10,372.00
09/30/08                                                          10,381.00
10/31/08                                                          10,382.00
11/30/08                                                          10,383.00
12/31/08                                                          10,383.00
01/31/09                                                          10,383.00
02/28/09                                                          10,383.00
03/31/09                                                          10,383.00
04/30/09                                                          10,383.00
05/31/09                                                          10,383.00
06/30/09                                                          10,383.00
07/31/09                                                          10,383.00
08/31/09                                                          10,383.00
09/30/09                                                          10,383.00
10/31/09                                                          10,383.00
11/30/09                                                          10,383.00
12/31/09                                                          10,383.00
01/31/10                                                          10,383.00
02/28/10                                                          10,383.00
03/31/10                                                          10,383.00
04/30/10                                                          10,383.00
05/31/10                                                          10,383.00
06/30/10                                                          10,383.00
07/31/10                                                          10,383.00
08/31/10                                                          10,383.00
09/30/10                                                          10,383.00
10/31/10                                                          10,383.00
11/30/10                                                          10,383.00
12/31/10                                                          10,383.00
01/31/11                                                          10,383.00
02/28/11                                                          10,383.00
03/31/11                                                          10,383.00
04/30/11                                                          10,383.00
05/31/11                                                          10,383.00
06/30/11                                                          10,383.00
07/31/11                                                          10,383.00
08/31/11                                                          10,383.00
09/30/11                                                          10,383.00
10/31/11                                                          10,383.00
11/30/11                                                          10,383.00
12/31/11                                                          10,383.00
01/31/12                                                          10,383.00
02/29/12                                                          10,383.00
03/31/12                                                          10,383.00
04/30/12                                                          10,383.00
05/31/12                                                          10,383.00
06/30/12                                                          10,383.00
07/31/12                                                          10,383.00
08/31/12                                                          10,383.00
09/30/12                                                          10,384.00
10/31/12                                                          10,384.00
11/30/12                                                          10,384.00
12/31/12                                                          10,384.00
01/31/13                                                          10,384.00
02/28/13                                                          10,384.00
03/31/13                                                          10,384.00
04/30/13                                                          10,384.00
05/31/13                                                          10,384.00
06/30/13                                                          10,384.00
07/31/13                                                          10,384.00
08/31/13                                                          10,384.00
09/30/13                                                          10,384.00
10/31/13                                                          10,384.00
11/30/13                                                          10,384.00
12/31/13                                                          10,384.00
01/31/14                                                          10,384.00
02/28/14                                                          10,384.00
03/31/14                                                          10,384.00
04/30/14                                                          10,384.00
05/31/14                                                          10,384.00
06/30/14                                                          10,384.00
07/31/14                                                          10,384.00
08/31/14                                                          10,384.00
09/30/14                                                          10,384.00
10/31/14                                                          10,384.00
11/30/14                                                          10,384.00
12/31/14                                                          10,384.00
01/31/15                                                          10,384.00
02/28/15                                                          10,384.00
03/31/15                                                          10,384.00
04/30/15                                                          10,384.00
05/31/15                                                          10,384.00
06/30/15                                                          10,384.00
07/31/15                                                          10,384.00
08/31/15                                                          10,384.00
09/30/15                                                          10,384.00
10/31/15                                                          10,384.00
11/30/15                                                          10,384.00
12/31/15                                                          10,384.00
01/31/16                                                          10,384.00
02/29/16                                                          10,384.00
03/31/16                                                          10,384.00
04/30/16                                                          10,384.00
05/31/16                                                          10,384.00
06/30/16                                                          10,384.00
07/31/16                                                          10,384.00
08/31/16                                                          10,384.00
09/30/16                                                          10,384.00
10/31/16                                                          10,384.00
11/30/16                                                          10,384.00
12/31/16                                                          10,384.00
01/31/17                                                          10,385.00
02/28/17                                                          10,385.00
03/31/17                                                          10,387.00
04/30/17                                                          10,389.00
05/31/17                                                          10,392.00

                                   [END CHART]

                       Data from 5/31/07 through 5/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                          o PORTFOLIO MIX - 5/31/17 o

                          [PIE CHART OF PORTFOLIO MIX]

REPURCHASE AGREEMENTS                                                      49.2%
U.S. TREASURY BILLS                                                        35.9%
U.S. TREASURY NOTES                                                        14.6%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                       NUMBER OF SHARES VOTING
---------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
---------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

                                 QUALIFIED INTEREST
                                       INCOME
                                  ----------------
                                     $2,115,000
                                  ----------------

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TREASURY MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Treasury Money Market Trust (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Treasury Money Market Trust at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
(000)         SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (50.5%)

              NOTES (14.6%)(c)
$   5,000     0.88%, 6/15/2017                                                                     $    5,000
   40,000     0.88%, 7/15/2017                                                                         40,004
   94,000     1.04%, 7/31/2017(a)                                                                      94,014
   44,000     0.88%, 8/15/2017                                                                         44,001
   75,000     1.13%, 10/31/2017(a)                                                                     75,066
   10,800     4.25%, 11/15/2017                                                                        10,956
   15,000     1.00%, 12/15/2017                                                                        14,997
  100,000     1.23%, 1/31/2018(a)                                                                     100,204
                                                                                                   ----------
                                                                                                      384,242
                                                                                                   ----------

              BILLS (35.9%)(e)
   50,000     0.60%, 6/01/2017                                                                         50,000
   55,000     0.65%, 6/08/2017                                                                         54,992
   50,000     0.73%, 6/15/2017                                                                         49,987
   92,000     0.71%, 6/22/2017                                                                         91,961
   85,000     0.83%, 6/29/2017                                                                         84,951
   27,000     0.72%, 7/06/2017                                                                         26,981
   30,000     0.80%, 7/13/2017                                                                         29,973
   69,000     0.84%, 7/20/2017                                                                         68,926
   55,000     0.86%, 7/27/2017                                                                         54,932
   75,000     0.88%, 8/03/2017                                                                         74,888
   71,000     0.89%, 8/10/2017                                                                         70,883
   13,000     0.91%, 8/17/2017                                                                         12,978
   44,000     0.91%, 8/24/2017                                                                         43,919
   90,000     0.95%, 8/31/2017                                                                         89,809
   50,000     0.92%, 9/07/2017                                                                         49,876
   24,000     0.94%, 9/14/2017                                                                         23,936
   65,000     0.98%, 10/12/2017                                                                        64,782
                                                                                                   ----------
                                                                                                      943,774
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $1,328,016)                                     1,328,016
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
(000)         SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (49.2%)
$  79,852     Bank of America, N.A., 0.79%, acquired 5/31/2017 and due
                on 6/01/2017 at $79,852 (collateralized by $63,654 of
                U.S. Treasury, 2.13% - 3.63%(c), due 12/31/2022 - 8/15/2043;
                $8,704 of U.S. Treasury(b), 0.75%, due 2/15/2045; combined
                market value $81,449)                                                              $   79,852
  163,000    Credit Agricole Corp. Inv. Bank, 0.79%, acquired 5/31/2017 and due on 6/01/2017 at $163,000 (collateralized by $169,275 of
                U.S. Treasury, 1.50%(c), due 2/28/2023; market value $166,260)                        163,000
  100,000    Credit Suisse First Boston, LLC, 0.75%, acquired 5/31/2017 and due on 6/01/2017 at $100,000 (collateralized by $102,555 of
                U.S. Treasury, 2.00%(c), due 8/15/2025; market value $102,004)                        100,000
  350,000    HSBC Bank USA, Inc., 0.72%, acquired 5/31/2017 and due on
                6/01/2017 at $350,000 (collateralized by $353,624 of U.S.
                Treasury, 2.13% - 2.25%(c), due 3/31/2024 - 2/15/2027;
                market value $357,003)                                                                350,000
  248,000    Mitsubishi Securities International plc, 0.70%, acquired 5/31/2017 and due on
                6/01/2017 at $248,000 (collateralized by $151,708 of U.S. Treasury,
                1.13% - 4.25%(c), due 9/30/2017 - 5/15/2046; $52,232 of U.S. Treasury,
                0.13% - 2.38%, due 1/15/2020 - 1/15/2025; $99,999 of U.S. Treasury,
                2.99%(d), due 5/15/2044; $853 of U.S. Treasury, 0.98% - 1.01%(e),
                due 9/21/2017 - 10/12/2017; combined market value $252,965)                           248,000
  350,000    Natixis Securities Americas, LLC, 0.81%, acquired 5/31/2017 and due on
                6/01/2017 at $350,000 (collateralized by $325,613 of U.S. Treasury,
                1.13% - 6.75%(c), due 12/31/2019 - 8/15/2042; $11,795 of U.S. Treasury(b),
                0.75% - 2.38%, due 1/15/2025 - 2/15/2046; $696 of GNMA(f), 4.00%,
                due 4/20/2047; combined market value $357,008)                                        350,000
                                                                                                   ----------
             Total Repurchase Agreements (cost: $1,290,852)                                         1,290,852
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $2,618,868)                                                  $2,618,868
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                LEVEL 1                 LEVEL 2            LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities:
  Notes                                $-                   $  384,242             $-              $  384,242
  Bills                                 -                      943,774              -                 943,774
Repurchase Agreements                   -                    1,290,852              -               1,290,852
-------------------------------------------------------------------------------------------------------------
Total                                  $-                   $2,618,868             $-              $2,618,868
-------------------------------------------------------------------------------------------------------------

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at May 31, 2017, for federal income tax purposes, was $2,618,868,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

    (b) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

    (e) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (f) Mortgage-backed securities issued by Government National Mortgage Association (GNMA) are supported by the full faith and credit of the U.S. Government.

See accompanying notes to financial statements.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)              $1,328,016
   Investment in repurchase agreements (cost approximates market value)               1,290,852
   Cash                                                                                   1,375
   Receivables:
       Capital shares sold                                                               43,754
       Interest                                                                             634
                                                                                     ----------
           Total assets                                                               2,664,631
                                                                                     ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                           37,904
       Dividends on capital shares                                                            1
   Accrued management fees                                                                  279
   Other accrued expenses and payables                                                      397
                                                                                     ----------
           Total liabilities                                                             38,581
                                                                                     ----------
              Net assets applicable to capital shares outstanding                    $2,626,050
                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $2,626,050
                                                                                     ==========
       Capital shares outstanding, no par value                                       2,626,050
                                                                                     ==========
       Net asset value, redemption price, and offering price per share               $     1.00
                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                       $8,469
                                                                                         ------
EXPENSES
   Management fees                                                                        2,249
   Administration and servicing fees                                                      1,799
   Transfer agent's fees                                                                  1,799
   Custody and accounting fees                                                              207
   Postage                                                                                  480
   Shareholder reporting fees                                                                32
   Trustees' fees                                                                            31
   Registration fees                                                                        245
   Professional fees                                                                        133
   Other                                                                                     25
                                                                                         ------
            Total expenses                                                                7,000
   Expenses reimbursed                                                                     (646)
                                                                                         ------
            Net expenses                                                                  6,354
                                                                                         ------
NET INVESTMENT INCOME                                                                    $2,115
                                                                                         ======

See accompanying notes to financial statements.

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------
                                                                         2017              2016
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $     2,115         $       1
                                                                  -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (2,115)               (1)
                                                                  -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        9,649,637           177,628
   Reinvested dividends                                                 2,113                 1
   Cost of shares redeemed                                         (7,214,563)         (108,420)
                                                                  -----------------------------
       Increase in net assets from capital
          share transactions                                        2,437,187            69,209
                                                                  -----------------------------
   Net increase in net assets                                       2,437,187            69,209

NET ASSETS
  Beginning of year                                                   188,863           119,654
                                                                  -----------------------------
  End of year                                                     $ 2,626,050         $ 188,863
                                                                  =============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                       9,649,637           177,628
  Shares issued for dividends reinvested                                2,113                 1
  Shares redeemed                                                  (7,214,563)         (108,420)
                                                                  -----------------------------
       Increase in shares outstanding                               2,437,187            69,209
                                                                  =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA Treasury Money Market Trust (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $12,000, which represents 2.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                2017                   2016
                                             ---------------------------------
Ordinary income*                             $2,115,000               $1,000

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $1,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $2,249,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended May 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,799,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $42,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended May 31, 2017, the Fund incurred reimbursable expenses of $646,000.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account. For the year ended May 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,799,000.

================================================================================

24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------------
                                        2017           2016            2015              2014              2013
                                  --------------------------------------------------------------------------------
Net asset value at
 beginning of period              $     1.00       $   1.00        $   1.00          $   1.00             $   1.00
                                  --------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income(a)                .00            .00             .00               .00                  .00
Less distributions from:
 Net investment income(a)               (.00)          (.00)           (.00)             (.00)                (.00)
                                  --------------------------------------------------------------------------------
Net asset value at
 end of period                    $     1.00       $   1.00        $   1.00          $   1.00             $   1.00
                                  ================================================================================
Total return (%)*(b)                     .08            .00(d)          .00(d)            .00(d)               .00(d)
Net assets at end
 of period (000)                  $2,626,050       $188,863        $119,654          $128,416             $141,474
Ratios to average
 net assets:**
 Expenses (%)(b),(c)                     .35            .17             .06               .04                  .15
 Expenses, excluding
  reimbursements (%)(c)                  .39            .49             .52               .48                  .49
 Net investment
  income (%)                             .12            .00(d)          .00(d)            .00(d)               .00(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $1,807,506,000.
(a) Represents less than $0.01 per share.
(b) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -               -              (.00%)(+)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Represents less than 0.01%.

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26  | USAA TREASURY MONEY MARKET TRUST

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                      BEGINNING               ENDING              DURING PERIOD*
                                    ACCOUNT VALUE          ACCOUNT VALUE        DECEMBER 1, 2016 -
                                   DECEMBER 1, 2016        MAY 31, 2017            MAY 31, 2017
                                   ---------------------------------------------------------------
Actual                                $1,000.00             $1,000.80                  $2.00

Hypothetical
 (5% return before expenses)           1,000.00              1,022.94                   2.02

*Expenses are equal to the Fund's annualized expense ratio of 0.40%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.08% for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

28  | USAA TREASURY MONEY MARKET TRUST

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the

================================================================================

30  | USAA TREASURY MONEY MARKET TRUST

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was above the median of its expense group and its expense universe. The Board took into

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion of the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2016, and was in the top 20% of its performance universe for the ten-year period ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the factors that contributed to the Fund's underperformance relative to its peer group. The Board also noted the Fund's strong performance relative to its peer group over the longer term, including its top quartile performance over the ten-year period ended December 31, 2016. The Board also noted the relatively small range among the performance returns among the peer group.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for

================================================================================

32  | USAA TREASURY MONEY MARKET TRUST

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

34  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

36  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA TREASURY MONEY MARKET TRUST

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

40  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

42  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23415-0717                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

 ==============================================================

       ANNUAL REPORT
       USAA WORLD GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WHEN TRAVELING AND VISITING WITH FAMILY
AND FRIENDS, IT'S EASY TO DEFER DECISIONS           [PHOTO OF BROOKS ENGLEHARDT]
ON FINANCIAL MATTERS. AN INVESTMENT PLAN
.... CAN HELP YOU STAY ON TRACK."

--------------------------------------------------------------------------------

JULY 2017

Investors seemed to be in wait-and-see mode as the reporting period came to an end on May 31, 2017. The wave of confidence, which had swept the financial markets after the November 2016 U.S. presidential election, began to dissipate in March 2017 as the Trump administration's plans for health care and tax reform, reduced regulation, and increased infrastructure spending faced unexpected challenges.

During the winter of 2016, U.S. stocks had hit record highs based on expectations that Republican initiatives could boost economic growth. Stronger economic growth also had the potential to increase inflation, which might lead the Federal Reserve (the Fed) to accelerate short-term interest rate increases. Legislative resistance and political obstacles during the spring of 2017 raised doubts about the timeline for these initiatives. As investors grew cautious, U.S. stocks posted fewer gains and remained relatively range-bound through the end of the reporting period. However, for the reporting period as a whole, U.S. stocks generated double-digit returns. Developed markets stocks produced similar results, while emerging markets stocks recorded even stronger gains.

In the bond market, investors appeared somewhat skeptical about future economic growth, as evidenced by the flattening of the U.S. Treasury yield curve after the November 2016 U.S. presidential election. Although longer-term U.S. Treasury yields rose, they increased less than shorter-term U.S. Treasury yields. Some of the action on the short-end of the U.S. Treasury yield curve was in anticipation of Fed interest rate increases. (The Fed raised the target federal funds rate in December 2016 and again in March 2017.) We believe bond investors considered government policy-related expectations too optimistic--that the anticipated economic growth might not fully materialize, creating less inflationary pressure and less reason for the Fed to raise interest rates quickly. As this view seemed validated by political events during the spring of 2017, longer-term interest rates dropped and the U.S. Treasury yield curve flattened further.

Investors also sought to interpret conflicting economic data. Although the unemployment rate hit a new low near the end of the reporting period, hiring slowed. First-quarter 2017 corporate earnings were surprisingly strong, but

================================================================================

================================================================================

consumer spending grew at its slowest rate since 2009. First-quarter 2017, U.S. Gross Domestic Product (GDP) increased at a disappointing rate of 0.7%, and while the numbers were expected to improve for second quarter 2017, some recent forecasts showed a downward trend.

U.S. stock valuations were near record highs at the end of the reporting period, and volatility was close to a quarter-century low in May 2017.

At USAA Investments, we are concerned that high valuations could make U.S. stocks vulnerable to an event-driven volatility spike. Overall, at the end of the reporting period, we considered European stocks more attractive than U.S. stocks. We also favored emerging markets stocks, as their valuations appear attractive relative to developed markets stocks, their economic and company fundamentals are improving, and price momentum appears to be on their side.

As for bonds, we do not envision an interest rate increase that would undercut bond prices. Although the Fed raised short-term interest rates at its June 2017 policy meeting, the market does not seem to anticipate another interest rate increase until December 2017 or January 2018. We believe interest rates are likely to stay relatively low for some time to come. If so, bond investments should be able to generate higher income without losing too much in terms of price. (Bond prices and interest rates move in opposite directions.)

During this time, we know that many of you are celebrating graduation season and planning for summer vacations. Perhaps you should also review your investment plan. When traveling and visiting with family and friends, it's easy to defer decisions on financial matters. An investment plan--one based on long-term objectives, risk tolerance, and personal time horizon--can help you stay on track. If you have questions or would like to reassess your plan, please do not hesitate to call one of our financial advisors. Rest assured that while you enjoy your summer, our team of portfolio managers will continue working hard on your behalf.

From all of us at USAA Investments, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    14

FINANCIAL INFORMATION

   Distributions to Shareholders                                              15

   Report of Independent Registered Public Accounting Firm                    16

   Portfolio of Investments                                                   17

   Notes to Portfolio of Investments                                          24

   Financial Statements                                                       25

   Notes to Financial Statements                                              29

EXPENSE EXAMPLE                                                               48

ADVISORY AGREEMENT(S)                                                         50

TRUSTEES' AND OFFICERS' INFORMATION                                           58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

207219-0717

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA WORLD GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

MFS Investment Management

    DAVID R. MANNHEIM                          ROGER MORLEY
    RYAN P. MCALLISTER

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    World equity markets posted strong positive results during the reporting period ended May 31, 2017. Returns for U.S. and overseas developed markets were more or less comparable, while emerging markets led performance for the reporting period, supported by a stabilization in commodity prices and signs of improved growth in Russia and China. While European equities wavered in the wake of the late-June 2016 United Kingdom (U.K.) vote to leave the European Union ("Brexit"), broad improvement in the region's economic figures and favorable political results after the Brexit referendum served to restore investor optimism. Developed markets rose sharply in the immediate wake of the U.S. presidential election, which raised the prospect of growth-friendly policies from the incoming Trump administration and Republican-held Congress. Emerging markets dipped briefly post-election, as investors anticipated a strengthening in the U.S. dollar. During March 2017, the market began giving back some of its gains, as the U.S. Federal Reserve caught the market off-guard by signaling an interest rate increase at its next meeting. In addition, the Republicans' failed efforts on health care reform raised questions about the party's ability to implement the remainder of its economic agenda. Equities ended the reporting period on a firm note, with investor sentiment strengthened by ongoing improvement in the global economy.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

    For the reporting period ended May 31, 2017, U.S. stocks returned 17.46% as gauged by the S&P 500 Index. Returns for developed market international stocks lagged modestly as reflected in the 16.44% return for the MSCI EAFE Index, while the MSCI Emerging Markets Index experienced a return of 27.41% for the full reporting period.

o HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 17.85%, 17.89%, and 17.50%, respectively. This compares to returns of 16.42% for the MSCI World Index (Index) and 18.44% for the Lipper Global Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, positive contributions to the Fund's performance versus the Index were led by strong stock selection within both the health care and retailing sectors. Underweight positions in both the utilities & communications and energy sectors also aided

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages 17-23.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    relative returns. Stock selection within health care was highlighted by German pharmaceutical giant Bayer AG, while France-domiciled LVMH Moet Hennessy Louis Vuitton SE, the world's largest luxury goods company, led performance among the Fund's retail positions. Other leading positive contributors included media company Time Warner, Inc. within the leisure sector and South Korean semiconductor and electronics manufacturer Samsung Electronics Co. Ltd. within the technology sector.

    Conversely, an underweight allocation to the technology sector and a combination of negative stock selection and an overweight position in the consumer staples sector detracted from performance. The single largest detractor was a lack of exposure to consumer electronics icon Apple Inc. within the technology sector. Among the Fund's consumer staples holdings, the biggest laggards were cosmetics company Coty, Inc "A". and British multinational consumer goods company Reckitt Benckiser Group plc.

    MFS continues to favor global consumer staples and luxury goods companies with strong brands and diverse geographical footprints. The Fund also has significant exposure to media companies which MFS views as attractively valued. Within the health care sector, the Funds holdings are primarily in medical technology and life sciences companies with growth opportunities driven by long-term demographic trends and distinctive product advantages. By contrast, the Fund is underweight in the financials due to concerns around regulatory risk, higher capital requirements and lower returns for the sector going forward. MFS is also underweight in both energy and metals & mining companies, given their sensitivity to commodity prices. The Fund does not own any telecommunication or electric power companies as MFS believes their potential returns and growth rates remain relatively low. Similarly, MFS has not found many companies in fast-changing technology industries that meet its sustainable growth and reasonable valuation criteria.

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

    MFS believes a degree of caution is warranted given the uncertainties around the implementation of the Republican agenda, historically high equity valuations and late-cycle dynamics in the United States. The Fund's portfolio managers will continue to focus on identifying reasonably valued companies that they believe can deliver above-average growth and returns through a full market cycle.

    Thank you for allowing us to help manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)

--------------------------------------------------------------------------------
                                          5/31/17                     5/31/16
--------------------------------------------------------------------------------
Net Assets                             $1.3 Billion                $1.2 Billion
Net Asset Value Per Share                 $31.17                      $27.20

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    17.85%                            13.68%                          6.38%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                    1.17%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA WORLD GROWTH         LIPPER GLOBAL             MSCI WORLD
                     FUND SHARES             FUNDS INDEX                INDEX
05/31/07             $10,000.00              $10,000.00              $10,000.00
06/30/07               9,954.00                9,985.45                9,922.87
07/31/07               9,745.00                9,783.45                9,703.11
08/31/07               9,801.00                9,766.98                9,695.75
09/30/07              10,195.00               10,165.19               10,156.83
10/31/07              10,436.00               10,511.66               10,468.36
11/30/07              10,250.00               10,049.03               10,040.46
12/31/07              10,116.00                9,956.81                9,910.92
01/31/08               9,418.00                9,254.60                9,153.54
02/29/08               9,433.00                9,172.02                9,100.56
03/31/08               9,578.00                9,114.69                9,013.33
04/30/08               9,872.00                9,513.73                9,487.05
05/31/08              10,031.00                9,645.28                9,631.71
06/30/08               9,184.00                8,847.63                8,863.51
07/31/08               9,055.00                8,641.39                8,646.94
08/31/08               8,945.00                8,546.38                8,525.48
09/30/08               8,163.00                7,642.82                7,511.48
10/31/08               6,843.00                6,269.50                6,087.29
11/30/08               6,365.00                5,849.27                5,693.27
12/31/08               6,676.00                6,096.03                5,875.93
01/31/09               6,012.00                5,639.45                5,361.17
02/28/09               5,430.00                5,159.12                4,812.40
03/31/09               5,877.00                5,501.51                5,175.30
04/30/09               6,443.00                6,020.03                5,755.86
05/31/09               6,983.00                6,563.87                6,277.38
06/30/09               7,004.00                6,550.90                6,249.05
07/31/09               7,689.00                7,097.92                6,778.33
08/31/09               7,928.00                7,380.09                7,057.97
09/30/09               8,307.00                7,649.50                7,339.29
10/31/09               8,151.00                7,492.03                7,208.72
11/30/09               8,561.00                7,783.54                7,503.28
12/31/09               8,771.00                7,989.59                7,638.02
01/31/10               8,400.00                7,686.37                7,322.33
02/28/10               8,510.00                7,793.48                7,425.55
03/31/10               9,033.00                8,248.54                7,885.42
04/30/10               9,012.00                8,280.39                7,886.53
05/31/10               8,097.00                7,512.75                7,131.09
06/30/10               7,903.00                7,288.21                6,886.59
07/31/10               8,567.00                7,865.48                7,444.91
08/31/10               8,186.00                7,563.81                7,166.96
09/30/10               9,012.00                8,304.85                7,835.24
10/31/10               9,399.00                8,637.22                8,127.31
11/30/10               9,179.00                8,462.81                7,951.84
12/31/10               9,839.00                9,059.31                8,536.50
01/31/11               9,908.00                9,187.67                8,729.36
02/28/11              10,218.00                9,481.76                9,035.00
03/31/11              10,176.00                9,500.98                8,945.90
04/30/11              10,823.00                9,856.61                9,325.94
05/31/11              10,739.00                9,644.38                9,132.47
06/30/11              10,597.00                9,461.13                8,988.00
07/31/11              10,365.00                9,247.26                8,825.03
08/31/11               9,587.00                8,504.07                8,203.24
09/30/11               8,687.00                7,630.65                7,494.72
10/31/11               9,697.00                8,425.60                8,269.95
11/30/11               9,550.00                8,274.76                8,068.04
12/31/11               9,411.00                8,157.12                8,063.55
01/31/12               9,932.00                8,677.57                8,468.21
02/29/12              10,458.00                9,108.16                8,881.87
03/31/12              10,760.00                9,167.49                8,996.06
04/30/12              10,675.00                9,006.05                8,893.90
05/31/12               9,778.00                8,201.62                8,126.14
06/30/12              10,192.00                8,566.71                8,540.21
07/31/12              10,351.00                8,686.06                8,650.00
08/31/12              10,681.00                8,838.16                8,869.29
09/30/12              10,946.00                9,064.72                9,112.97
10/31/12              10,962.00                9,057.31                9,051.38
11/30/12              11,297.00                9,159.52                9,167.29
12/31/12              11,614.00                9,454.92                9,339.69
01/31/13              12,274.00                9,923.90                9,815.45
02/28/13              12,381.00                9,903.16                9,831.65
03/31/13              12,644.00               10,128.61               10,061.94
04/30/13              12,826.00               10,416.86               10,378.80
05/31/13              12,998.00               10,484.08               10,382.72
06/30/13              12,687.00               10,253.15               10,126.89
07/31/13              13,416.00               10,771.34               10,660.03
08/31/13              13,025.00               10,545.85               10,433.13
09/30/13              13,738.00               11,074.82               10,954.92
10/31/13              14,167.00               11,461.76               11,383.73
11/30/13              14,462.00               11,675.71               11,586.04
12/31/13              14,836.00               11,886.91               11,831.20
01/31/14              14,123.00               11,484.93               11,392.99
02/28/14              14,973.00               12,046.00               11,963.33
03/31/14              14,918.00               12,094.37               11,980.65
04/30/14              15,012.00               12,152.77               12,103.41
05/31/14              15,369.00               12,398.12               12,341.54
06/30/14              15,517.00               12,613.25               12,562.32
07/31/14              15,067.00               12,343.74               12,361.84
08/31/14              15,330.00               12,626.09               12,634.23
09/30/14              14,918.00               12,240.59               12,291.33
10/31/14              15,100.00               12,322.60               12,370.84
11/30/14              15,626.00               12,562.42               12,618.76
12/31/14              15,387.00               12,345.78               12,415.28
01/31/15              15,145.00               12,189.77               12,190.32
02/28/15              16,001.00               12,862.54               12,904.53
03/31/15              15,854.00               12,723.24               12,702.53
04/30/15              16,057.00               12,984.29               13,000.44
05/31/15              16,153.00               13,057.74               13,045.22
06/30/15              15,815.00               12,788.30               12,741.89
07/31/15              16,181.00               12,922.00               12,970.61
08/31/15              15,010.00               12,082.85               12,112.29
09/30/15              14,593.00               11,635.46               11,665.53
10/31/15              15,708.00               12,467.63               12,589.96
11/30/15              15,579.00               12,467.06               12,527.31
12/31/15              15,137.00               12,203.17               12,307.12
01/31/16              14,500.00               11,430.18               11,570.85
02/29/16              14,431.00               11,268.86               11,484.74
03/31/16              15,444.00               12,080.18               12,264.08
04/30/16              15,774.00               12,271.64               12,458.14
05/31/16              15,751.00               12,353.57               12,528.11
06/30/16              15,531.00               12,163.35               12,387.73
07/31/16              16,191.00               12,698.13               12,911.09
08/31/16              16,347.00               12,775.88               12,921.82
09/30/16              16,307.00               12,874.14               12,990.46
10/31/16              15,896.00               12,675.49               12,739.06
11/30/16              15,873.00               12,875.45               12,922.23
12/31/16              16,210.00               13,135.94               13,231.44
01/31/17              16,740.00               13,479.71               13,550.78
02/28/17              17,163.00               13,824.98               13,926.73
03/31/17              17,496.00               14,049.40               14,075.08
04/30/17              17,979.00               14,297.38               14,283.48
05/31/17              18,562.00               14,631.02               14,585.64

                                   [END CHART]

                       Data from 5/31/07 through 5/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Shares to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA WORLD GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIWGX)

--------------------------------------------------------------------------------
                                         5/31/17                      5/31/16
--------------------------------------------------------------------------------
Net Assets                            $6.9 Million                 $5.2 Million
Net Asset Value Per Share                $31.14                       $27.14

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 8/07/15
    17.89%                                                    7.74%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.54%     AFTER REIMBURSEMENT         1.10%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated October 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after September 30, 2017. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA WORLD GROWTH            LIPPER
                   FUND INSTITUTIONAL         GLOBAL FUNDS             MSCI WORLD
                         SHARES                  INDEX                   INDEX
07/31/15              $10,000.00              $10,000.00              $10,000.00
08/31/15                9,247.00                9,350.60                9,338.25
09/30/15                8,994.00                9,004.38                8,993.82
10/31/15                9,677.00                9,648.38                9,706.53
11/30/15                9,601.00                9,647.94                9,658.23
12/31/15                9,329.00                9,443.72                9,488.46
01/31/16                8,939.00                8,845.52                8,920.82
02/29/16                8,892.00                8,720.68                8,854.43
03/31/16                9,518.00                9,348.54                9,455.28
04/30/16                9,722.00                9,496.71                9,604.90
05/31/16                9,708.00                9,560.11                9,658.84
06/30/16                9,576.00                9,412.91                9,550.61
07/31/16                9,983.00                9,826.76                9,954.11
08/31/16               10,080.00                9,886.92                9,962.39
09/30/16               10,055.00                9,962.96               10,015.30
10/31/16                9,805.00                9,809.24                9,821.48
11/30/16                9,790.00                9,963.98                9,962.70
12/31/16                9,997.00               10,165.56               10,201.09
01/31/17               10,324.00               10,431.60               10,447.30
02/28/17               10,585.00               10,698.80               10,737.14
03/31/17               10,791.00               10,872.47               10,851.52
04/30/17               11,088.00               11,064.37               11,012.19
05/31/17               11,445.00               11,322.57               11,245.15

                                   [END CHART]

                       Data from 7/31/15 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USWGX)

--------------------------------------------------------------------------------
                                       5/31/17                       5/31/16
--------------------------------------------------------------------------------
Net Assets                          $19.7 Million                 $16.6 Million
Net Asset Value Per Share               $31.07                        $27.13

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17
--------------------------------------------------------------------------------
    1 YEAR                 5 YEARS                   SINCE INCEPTION 8/01/10
    17.50%                  13.39%                            11.29%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/16*
--------------------------------------------------------------------------------
                                      1.42%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA WORLD GROWTH                                   LIPPER
                      FUND ADVISER             MSCI WORLD            GLOBAL FUNDS
                         SHARES                  INDEX                   INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,321.00                9,626.65                9,616.47
09/30/10               10,256.00               10,524.29               10,558.61
10/31/10               10,697.00               10,916.59               10,981.18
11/30/10               10,447.00               10,680.91               10,759.44
12/31/10               11,191.00               11,466.23               11,517.82
01/31/11               11,262.00               11,725.27               11,681.01
02/28/11               11,616.00               12,135.80               12,054.91
03/31/11               11,568.00               12,016.12               12,079.35
04/30/11               12,298.00               12,526.60               12,531.49
05/31/11               12,196.00               12,266.73               12,261.66
06/30/11               12,029.00               12,072.67               12,028.68
07/31/11               11,765.00               11,853.77               11,756.77
08/31/11               10,879.00               11,018.59               10,811.90
09/30/11                9,855.00               10,066.91                9,701.45
10/31/11               10,999.00               11,108.19               10,712.13
11/30/11               10,831.00               10,836.98               10,520.36
12/31/11               10,669.00               10,830.96               10,370.79
01/31/12               11,260.00               11,374.49               11,032.48
02/29/12               11,850.00               11,930.12               11,579.93
03/31/12               12,188.00               12,083.50               11,655.36
04/30/12               12,092.00               11,946.28               11,450.10
05/31/12               11,073.00               10,915.03               10,427.36
06/30/12               11,543.00               11,471.21               10,891.53
07/31/12               11,718.00               11,618.68               11,043.27
08/31/12               12,085.00               11,913.23               11,236.65
09/30/12               12,387.00               12,240.53               11,524.70
10/31/12               12,399.00               12,157.81               11,515.27
11/30/12               12,773.00               12,313.49               11,645.22
12/31/12               13,127.00               12,545.06               12,020.78
01/31/13               13,867.00               13,184.10               12,617.04
02/28/13               13,983.00               13,205.87               12,590.66
03/31/13               14,274.00               13,515.20               12,877.30
04/30/13               14,480.00               13,940.80               13,243.77
05/31/13               14,668.00               13,946.07               13,329.24
06/30/13               14,316.00               13,602.43               13,035.64
07/31/13               15,136.00               14,318.54               13,694.45
08/31/13               14,687.00               14,013.77               13,407.78
09/30/13               15,488.00               14,714.64               14,080.29
10/31/13               15,973.00               15,290.62               14,572.24
11/30/13               16,307.00               15,562.36               14,844.25
12/31/13               16,719.00               15,891.65               15,112.77
01/31/14               15,918.00               15,303.05               14,601.70
02/28/14               16,874.00               16,069.14               15,315.03
03/31/14               16,812.00               16,092.39               15,376.53
04/30/14               16,917.00               16,257.29               15,450.78
05/31/14               17,321.00               16,577.15               15,762.71
06/30/14               17,482.00               16,873.70               16,036.22
07/31/14               16,973.00               16,604.41               15,693.57
08/31/14               17,259.00               16,970.29               16,052.54
09/30/14               16,799.00               16,509.70               15,562.43
10/31/14               16,998.00               16,616.50               15,666.70
11/30/14               17,588.00               16,949.51               15,971.60
12/31/14               17,321.00               16,676.20               15,696.16
01/31/15               17,041.00               16,374.03               15,497.82
02/28/15               18,001.00               17,333.36               16,353.16
03/31/15               17,829.00               17,062.03               16,176.06
04/30/15               18,058.00               17,462.18               16,507.96
05/31/15               18,160.00               17,522.33               16,601.34
06/30/15               17,778.00               17,114.90               16,258.78
07/31/15               18,186.00               17,422.11               16,428.75
08/31/15               16,863.00               16,269.21               15,361.88
09/30/15               16,392.00               15,669.13               14,793.08
10/31/15               17,639.00               16,910.82               15,851.08
11/30/15               17,492.00               16,826.68               15,850.36
12/31/15               16,996.00               16,530.91               15,514.86
01/31/16               16,280.00               15,541.96               14,532.09
02/29/16               16,188.00               15,426.29               14,327.00
03/31/16               17,328.00               16,473.10               15,358.48
04/30/16               17,693.00               16,733.76               15,601.91
05/31/16               17,667.00               16,827.75               15,706.08
06/30/16               17,413.00               16,639.19               15,464.23
07/31/16               18,148.00               17,342.17               16,144.14
08/31/16               18,324.00               17,356.58               16,242.98
09/30/16               18,272.00               17,448.78               16,367.91
10/31/16               17,810.00               17,111.09               16,115.36
11/30/16               17,784.00               17,357.13               16,369.58
12/31/16               18,153.00               17,772.46               16,700.76
01/31/17               18,747.00               18,201.40               17,137.82
02/28/17               19,215.00               18,706.37               17,576.79
03/31/17               19,576.00               18,905.63               17,862.11
04/30/17               20,117.00               19,185.56               18,177.38
05/31/17               20,758.00               19,591.42               18,601.57

                                   [END CHART]

                       Data from 7/31/10 through 5/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and Lipper Global Funds Index is calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/17 o
                                (% of Net Assets)

Health Care Equipment ....................................................  8.1%
Pharmaceuticals ..........................................................  6.0%
Household Products .......................................................  5.6%
Packaged Foods & Meat ....................................................  5.5%
Asset Management & Custody Banks .........................................  4.8%
Industrial Conglomerates .................................................  4.2%
Movies & Entertainment ...................................................  4.0%
Life Sciences Tools & Services ...........................................  3.9%
Distillers & Vintners ....................................................  3.9%
Apparel, Accessories & Luxury Goods ......................................  3.8%

                      o TOP 10 EQUITY HOLDINGS - 5/31/17 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ...........................................  3.0%
Bayer AG .................................................................  2.9%
Nestle S.A. ..............................................................  2.6%
Honeywell International, Inc. ............................................  2.5%
Medtronic plc ............................................................  2.3%
Reckitt Benckiser Group plc ..............................................  2.3%
Visa, Inc. "A" ...........................................................  2.2%
Svenska Cellulosa AB "B" .................................................  2.1%
Accenture plc "A" ........................................................  2.1%
Stryker Corp. ............................................................  2.1%

You will find a complete list of securities that the Fund owns on pages 17-23.

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/17 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              53.4%
OTHER*                                                                     12.7%
UNITED KINGDOM                                                              9.8%
SWITZERLAND                                                                 9.0%
FRANCE                                                                      8.4%
GERMANY                                                                     6.7%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                               NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                     9,689,863,032                376,756,871
Robert L. Mason, Ph.D.                 9,714,117,381                352,502,522
Jefferson C. Boyce                     9,717,710,105                348,909,798
Dawn M. Hawley                         9,714,577,808                352,042,095
Paul L. McNamara                       9,668,206,065                398,413,838
Richard Y. Newton III                  9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.              9,715,801,431                350,818,472
Michael F. Reimherr                    9,711,558,498                355,061,405

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2017:

  DIVIDEND RECEIVED               LONG-TERM               FOREIGN            FOREIGN              QUALIFIED
DEDUCTION (CORPORATE            CAPITAL GAIN               TAXES              SOURCE               INTEREST
   SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            PAID(3)            INCOME                INCOME
------------------------------------------------------------------------------------------------------------
        90.48%                   $23,962,000             $903,000          $14,594,000              $14,000
------------------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.
(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2017

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2017

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.2%)

              COMMON STOCKS (99.2%)

              CONSUMER DISCRETIONARY (17.1%)
              ------------------------------
              ADVERTISING (2.5%)
    104,720   Omnicom Group, Inc.                                                                 $    8,767
  1,137,175   WPP plc                                                                                 25,553
                                                                                                  ----------
                                                                                                      34,320
                                                                                                  ----------
              APPAREL RETAIL (0.3%)
    205,006   Urban Outfitters, Inc.*                                                                  3,868
                                                                                                  ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (3.8%)
    374,651   Burberry Group plc                                                                       8,761
    161,355   Compagnie Financiere Richemont S.A.                                                     13,461
      5,767   Hermes International                                                                     2,850
    102,076   LVMH Moet Hennessy Louis Vuitton SE                                                     26,047
                                                                                                  ----------
                                                                                                      51,119
                                                                                                  ----------
              AUTO PARTS & EQUIPMENT (0.7%)
    102,565   Delphi Automotive plc                                                                    9,023
                                                                                                  ----------
              AUTOMOTIVE RETAIL (0.5%)
     11,624   AutoZone, Inc.*                                                                          7,043
                                                                                                  ----------
              CABLE & SATELLITE (1.8%)
     26,938   Charter Communications, Inc. "A"*                                                        9,308
    166,271   Comcast Corp. "A"                                                                        6,932
    609,202   Sky plc                                                                                  7,779
                                                                                                  ----------
                                                                                                      24,019
                                                                                                  ----------
              CASINOS & GAMING (0.4%)
    575,200   Sands China Ltd.                                                                         2,654
     23,407   Wynn Resorts Ltd.                                                                        3,012
                                                                                                  ----------
                                                                                                       5,666
                                                                                                  ----------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
     51,668   Marriott International, Inc."A"                                                          5,562
                                                                                                  ----------
              MOTORCYCLE MANUFACTURERS (0.5%)
    114,320   Harley-Davidson, Inc.                                                                    6,060
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (4.0%)
    264,455   Time Warner, Inc.                                                                   $   26,311
    256,988   Walt Disney Co.                                                                         27,739
                                                                                                  ----------
                                                                                                      54,050
                                                                                                  ----------
              RESTAURANTS (1.8%)
    737,313   Compass Group plc                                                                       15,865
    154,051   Whitbread plc                                                                            8,517
                                                                                                  ----------
                                                                                                      24,382
                                                                                                  ----------
              SPECIALTY STORES (0.4%)
    277,669   Sally Beauty Holdings, Inc.*                                                             5,004
                                                                                                  ----------
              Total Consumer Discretionary                                                           230,116
                                                                                                  ----------
              CONSUMER STAPLES (18.9%)
              ------------------------
              BREWERS (2.4%)
  1,248,029   Ambev S.A.                                                                               7,216
    110,630   Carlsberg A/S "B"                                                                       12,046
    137,178   Heineken N.V.                                                                           13,510
                                                                                                  ----------
                                                                                                      32,772
                                                                                                  ----------
              DISTILLERS & VINTNERS (3.9%)
    885,734   Diageo plc                                                                              26,556
    192,893   Pernod Ricard S.A.                                                                      26,198
                                                                                                  ----------
                                                                                                      52,754
                                                                                                  ----------
              HOUSEHOLD PRODUCTS (5.6%)
    218,249   Colgate-Palmolive Co.                                                                   16,666
    295,464   Reckitt Benckiser Group plc                                                             30,219
    814,230   Svenska Cellulosa AB "B"                                                                28,732
                                                                                                  ----------
                                                                                                      75,617
                                                                                                  ----------
              PACKAGED FOODS & MEAT (5.5%)
    317,847   DANONE S.A.                                                                             23,594
    208,791   Kellogg Co.                                                                             14,950
    416,848   Nestle S.A.                                                                             35,571
                                                                                                  ----------
                                                                                                      74,115
                                                                                                  ----------
              PERSONAL PRODUCTS (1.5%)
  1,026,212   Coty, Inc. "A"                                                                          19,436
                                                                                                  ----------
              Total Consumer Staples                                                                 254,694
                                                                                                  ----------
              ENERGY (1.0%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (1.0%)
    109,433   National Oilwell Varco, Inc.                                                             3,575
    148,022   Schlumberger Ltd.                                                                       10,301
                                                                                                  ----------
                                                                                                      13,876
                                                                                                  ----------
              Total Energy                                                                            13,876
                                                                                                  ----------

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              FINANCIALS (10.3%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (4.8%)
    444,081   Bank of New York Mellon Corp.                                                       $   20,925
    285,284   Franklin Resources, Inc.                                                                11,922
    144,868   Julius Baer Group Ltd.*                                                                  7,501
    299,742   State Street Corp.                                                                      24,417
                                                                                                  ----------
                                                                                                      64,765
                                                                                                  ----------
              CONSUMER FINANCE (1.3%)
    223,182   American Express Co.                                                                    17,172
                                                                                                  ----------
              DIVERSIFIED BANKS (1.1%)
    145,816   Erste Group Bank AG*                                                                     5,291
    748,658   Grupo Financiero Banorte S.A. "O"                                                        4,302
    516,600   Kasikornbank Public Co. Ltd.                                                             2,836
     48,282   Komercni Banka A/S                                                                       1,924
                                                                                                  ----------
                                                                                                      14,353
                                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (1.3%)
  1,126,769   UBS Group AG*                                                                           17,916
                                                                                                  ----------
              FINANCIAL EXCHANGES & DATA (0.6%)
     71,938   Deutsche Boerse AG                                                                       7,473
                                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (0.9%)
     60,357   Goldman Sachs Group, Inc.                                                               12,751
                                                                                                  ----------
              REINSURANCE (0.3%)
     47,893   Swiss Re AG                                                                              4,366
                                                                                                  ----------
              Total Financials                                                                       138,796
                                                                                                  ----------
              HEALTH CARE (20.2%)
              -------------------
              HEALTH CARE EQUIPMENT (8.1%)
    317,436   Abbott Laboratories                                                                     14,494
    374,305   Medtronic plc                                                                           31,547
     48,887   Sonova Holding AG                                                                        8,096
    198,743   Stryker Corp.                                                                           28,412
    224,001   Zimmer Biomet Holdings, Inc.                                                            26,703
                                                                                                  ----------
                                                                                                     109,252
                                                                                                  ----------
              HEALTH CARE SUPPLIES (2.2%)
     69,910   Cooper Companies, Inc.                                                                  15,293
     84,138   DENTSPLY SIRONA, Inc.                                                                    5,345
    167,900   Hoya Corp.                                                                               8,268
                                                                                                  ----------
                                                                                                      28,906
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              LIFE SCIENCES TOOLS & SERVICES (3.9%)
    230,846   Thermo Fisher Scientific, Inc.                                                      $   39,888
     71,804   Waters Corp.*                                                                           12,897
                                                                                                  ----------
                                                                                                      52,785
                                                                                                  ----------
              PHARMACEUTICALS (6.0%)
    294,396   Bayer AG                                                                                39,057
     43,569   Johnson & Johnson                                                                        5,588
     98,595   Merck KGaA                                                                              11,901
     87,893   Roche Holding AG                                                                        24,120
                                                                                                  ----------
                                                                                                      80,666
                                                                                                  ----------
              Total Health Care                                                                      271,609
                                                                                                  ----------
              INDUSTRIALS (15.2%)
              -------------------
              AEROSPACE & DEFENSE (1.8%)
     70,447   MTU Aero Engines AG                                                                      9,940
    121,819   United Technologies Corp.                                                               14,774
                                                                                                  ----------
                                                                                                      24,714
                                                                                                  ----------
              AGRICULTURAL & FARM MACHINERY (0.6%)
    538,000   Kubota Corp.                                                                             8,511
                                                                                                  ----------
              AIR FREIGHT & LOGISTICS (1.5%)
    191,428   United Parcel Service, Inc. "B"                                                         20,286
                                                                                                  ----------
              AIRPORT SERVICES (0.8%)
     53,849   Aena S.A.                                                                               10,870
                                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
    166,101   Legrand S.A.                                                                            11,388
    202,688   Schneider Electric SE*                                                                  15,610
                                                                                                  ----------
                                                                                                      26,998
                                                                                                  ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
    134,067   Adecco Group AG                                                                          9,994
                                                                                                  ----------
              INDUSTRIAL CONGLOMERATES (4.2%)
    113,545   3M Co.                                                                                  23,216
    247,928   Honeywell International, Inc.                                                           32,972
                                                                                                  ----------
                                                                                                      56,188
                                                                                                  ----------
              RAILROADS (2.7%)
    299,509   Canadian National Railway Co.                                                           23,191
    140,875   Kansas City Southern                                                                    13,411
                                                                                                  ----------
                                                                                                      36,602
                                                                                                  ----------

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
     75,550   Brenntag AG                                                                         $    4,371
     63,986   NOW, Inc.*                                                                               1,056
     26,509   W.W. Grainger, Inc.                                                                      4,567
                                                                                                  ----------
                                                                                                       9,994
                                                                                                  ----------
              Total Industrials                                                                      204,157
                                                                                                  ----------
              INFORMATION TECHNOLOGY (11.7%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (0.7%)
    276,889   Cisco Systems, Inc.                                                                      8,730
                                                                                                  ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.8%)
    150,843   PayPal Holdings, Inc.*                                                                   7,875
    308,030   Visa, Inc. "A"                                                                          29,334
                                                                                                  ----------
                                                                                                      37,209
                                                                                                  ----------
              ELECTRONIC COMPONENTS (0.6%)
    114,607   Amphenol Corp. "A"                                                                       8,550
                                                                                                  ----------
              INTERNET SOFTWARE & SERVICES (0.8%)
    329,740   eBay, Inc.*                                                                             11,310
                                                                                                  ----------
              IT CONSULTING & OTHER SERVICES (2.8%)
    230,477   Accenture plc "A"                                                                       28,687
    140,644   Cognizant Technology Solutions Corp. "A"                                                 9,411
                                                                                                  ----------
                                                                                                      38,098
                                                                                                  ----------
              SEMICONDUCTORS (0.5%)
     88,436   Microchip Technology, Inc.                                                               7,367
                                                                                                  ----------
              SYSTEMS SOFTWARE (2.6%)
    125,481   Check Point Software Technologies Ltd.*                                                 14,060
    452,881   Oracle Corp.                                                                            20,556
                                                                                                  ----------
                                                                                                      34,616
                                                                                                  ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
      5,977   Samsung Electronics Co. Ltd.                                                            11,932
                                                                                                  ----------
              Total Information Technology                                                           157,812
                                                                                                  ----------
              MATERIALS (4.8%)
              ----------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (1.1%)
    125,916   Monsanto Co.                                                                            14,785
                                                                                                  ----------
              INDUSTRIAL GASES (2.5%)
     59,388   Air Liquide S.A.                                                                         7,238
     92,126   Linde AG                                                                                17,588
     71,296   Praxair, Inc.                                                                            9,432
                                                                                                  ----------
                                                                                                      34,258
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (1.2%)
    188,170   Akzo Nobel N.V.                                                                     $   15,750
                                                                                                  ----------
              Total Materials                                                                         64,793
                                                                                                  ----------
              Total Common Stocks                                                                  1,335,853
                                                                                                  ----------
              Total Equity Securities (cost: $807,947)                                             1,335,853
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE              MATURITY
------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.8%)

              DISCOUNT NOTES (0.7%)

              U.S. GOVERNMENT (0.7%)
              ----------------------
$     9,126   Federal Home Loan Bank                             0.68%            6/01/201 7           9,126
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
  1,101,056   State Street Institutional Treasury Money Market Fund Premier Class, 0.69%(a)            1,101
                                                                                                  ----------
              Total Money Market Instruments (cost: $10,227)                                          10,227
                                                                                                  ----------
              TOTAL INVESTMENTS (COST: $818,174)                                                  $1,346,080
                                                                                                  ==========

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                  $1,335,853          $    -              $-       $1,335,853
Money Market Instruments:
  Discount Notes                                          -           9,126               -            9,126
  Government & U.S. Treasury Money Market Funds       1,101               -               -            1,101
------------------------------------------------------------------------------------------------------------
Total                                            $1,336,954          $9,126              $-       $1,346,080
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2016, through May 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 46.6% of net assets at May 31, 2017.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at May 31, 2017.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $818,174)                                  $1,346,080
   Cash denominated in foreign currencies (identified cost of $227)                                      227
   Receivables:
       Capital shares sold                                                                               417
       USAA Asset Management Company (Note 7D)                                                             5
       Dividends and interest                                                                          3,400
       Securities sold                                                                                   206
       Other                                                                                              44
   Unrealized appreciation on foreign currency contracts held, at value                                    3
                                                                                                  ----------
           Total assets                                                                            1,350,382
                                                                                                  ----------
LIABILITIES
   Payables:
       Securities purchased                                                                            2,787
       Capital shares redeemed                                                                           546
   Accrued management fees                                                                               844
   Accrued transfer agent's fees                                                                          59
   Other accrued expenses and payables                                                                   190
                                                                                                  ----------
           Total liabilities                                                                           4,426
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $1,345,956
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $  790,381
   Accumulated undistributed net investment income                                                     5,883
   Accumulated net realized gain on investments                                                       21,800
   Net unrealized appreciation of investments                                                        527,906
   Net unrealized depreciation of foreign currency translations                                          (14)
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $1,345,956
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,319,357/42,337 capital shares outstanding, no par value)     $    31.16
                                                                                                  ==========
       Institutional Shares (net assets of $6,877/221 capital shares outstanding, no par value)   $    31.14
                                                                                                  ==========
       Adviser Shares (net assets of $19,722/635 capital shares outstanding, no par value)        $    31.07
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,263)                                               $22,502
   Interest                                                                                               33
   Securities lending (net)                                                                               44
                                                                                                     -------
       Total income                                                                                   22,579
                                                                                                     -------
EXPENSES
   Management fees                                                                                     9,217
   Administration and servicing fees:
       Fund Shares                                                                                     1,794
       Institutional Shares                                                                                6
       Adviser Shares                                                                                     26
   Transfer agent's fees:
       Fund Shares                                                                                     2,119
       Institutional Shares                                                                                6
       Adviser Shares                                                                                     19
   Distribution and service fees (Note 7F):
       Adviser Shares                                                                                     43
   Custody and accounting fees:
       Fund Shares                                                                                       144
       Institutional Shares                                                                                1
       Adviser Shares                                                                                      1
   Postage:
       Fund Shares                                                                                       147
       Adviser Shares                                                                                      2
   Shareholder reporting fees:
       Fund Shares                                                                                        51
   Trustees' fees                                                                                         31
   Registration fees:
       Fund Shares                                                                                        37
       Institutional Shares                                                                               22
       Adviser Shares                                                                                     19
   Professional fees                                                                                     158
   Other                                                                                                  30
                                                                                                     -------
           Total expenses                                                                             13,873

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

   Expenses reimbursed:
       Institutional Shares                                                                         $    (16)
                                                                                                    --------
           Net expenses                                                                               13,857
                                                                                                    --------
NET INVESTMENT INCOME                                                                                  8,722
                                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $1)                                              30,993
       Foreign currency transactions                                                                    (112)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                   165,425
       Foreign currency translations                                                                      47
                                                                                                    --------
           Net realized and unrealized gain                                                          196,353
                                                                                                    --------
   Increase in net assets resulting from operations                                                 $205,075
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------
                                                                                         2017           2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                           $    8,722     $    9,289
   Net realized gain on investments                                                    30,993         23,121
   Net realized loss on foreign currency transactions                                    (112)          (120)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                    165,425        (64,830)
       Foreign currency translations                                                       47             55
                                                                                   -------------------------
       Increase (decrease) in net assets resulting from operations                    205,075        (32,485)
                                                                                   -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                     (8,757)        (8,171)
       Institutional Shares*                                                              (40)           (45)
       Adviser Shares                                                                     (84)           (42)
                                                                                   -------------------------
           Total distributions of net investment income                                (8,881)        (8,258)
                                                                                   -------------------------
   Net realized gains:
       Fund Shares                                                                    (23,893)       (23,403)
       Institutional Shares*                                                             (125)           (97)
       Adviser Shares                                                                    (344)          (353)
                                                                                   -------------------------
           Total distributions of net realized gains                                  (24,362)       (23,853)
                                                                                   -------------------------
       Distributions to shareholders                                                  (33,243)       (32,111)
                                                                                   -------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)

   Fund Shares                                                                         (6,270)        11,202
   Institutional Shares*                                                                  781          5,505
   Adviser Shares                                                                         657         (8,861)
                                                                                   -------------------------
       Total net increase (decrease) in net assets from capital share transactions     (4,832)         7,846
                                                                                   -------------------------
   Net increase (decrease) in net assets                                              167,000        (56,750)

NET ASSETS

   Beginning of year                                                                1,178,956      1,235,706
                                                                                   -------------------------
   End of year                                                                     $1,345,956     $1,178,956
                                                                                   =========================
Accumulated undistributed net investment income:
   End of year                                                                     $    5,883     $    6,409
                                                                                   =========================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the USAA World Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund Shares), World Growth Fund Institutional Shares (Institutional Shares), and World Growth Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

        they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2017, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2017, the Adviser Shares charged redemption fees of $1,000.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended May 31, 2017, the Fund paid CAPCO facility fees of $9,000, which represents 1.6% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $367,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2017, and 2016, was as follows:

                                                   2017             2016
                                               ----------------------------
Ordinary income*                               $ 9,281,000      $ 8,946,000
Long-term realized capital gain                 23,962,000       23,165,000
                                               -----------      -----------
   Total distributions paid                    $33,243,000      $32,111,000
                                               ===========      ===========

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

As of May 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                         7,569,000
Undistributed long-term capital gains                                 21,468,000
Unrealized appreciation of investments                               526,542,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2017, were $141,346,000 and $172,675,000, respectively.

As of May 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $819,523,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2017, for federal income tax purposes, were $543,134,000 and $16,577,000, respectively, resulting in net unrealized appreciation of $526,557,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended May 31, 2017, the Fund received securities-lending income of $44,000, which is net of the 10% of income retained by Citibank. As of May 31, 2017, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                     YEAR ENDED              YEAR ENDED
                                                                    MAY 31, 2017            MAY 31, 2016
------------------------------------------------------------------------------------------------------------
                                                                SHARES        AMOUNT     SHARES       AMOUNT
                                                                --------------------------------------------
FUND SHARES:
Shares sold                                                      5,012     $ 141,576      5,786    $ 155,150
Shares issued from reinvested dividends                          1,177        32,291      1,176       31,173
Shares redeemed                                                 (6,400)     (180,137)    (6,553)    (175,121)
                                                                --------------------------------------------
Net increase (decrease) from capital share transactions           (211)    $  (6,270)       409    $  11,202
                                                                ============================================
INSTITUTIONAL SHARES (COMMENCED ON AUGUST 7, 2015):
Shares sold                                                         44     $   1,210        195    $   5,556
Shares issued from reinvested dividends                              1            34          -            -
Shares redeemed                                                    (17)         (463)        (2)         (51)
                                                                --------------------------------------------
Net increase from capital share transactions                        28     $     781        193    $   5,505
                                                                ============================================
ADVISER SHARES:
Shares sold                                                         79     $   2,207         66    $   1,797
Shares issued from reinvested dividends                              7           178          7          176
Shares redeemed*                                                   (62)       (1,728)      (401)     (10,834)
                                                                --------------------------------------------
Net increase (decrease) from capital share transactions             24     $     657       (328)   $  (8,861)
                                                                ============================================

*Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the funds within the Lipper Global Fund category.

    For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 100 to 400                               +/- 4
     +/- 401 to 700                               +/- 5
     +/- 701 and greater                          +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

     Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $9,217,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $74,000, less than $500, and $1,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.01%, less than 0.01%, and less than 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the year ended May 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $3,763,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,794,000, $6,000, and $26,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2017, the Fund reimbursed the Manager $29,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through September 30, 2017, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2017, the Institutional Shares incurred reimbursable expenses of $16,000, of which $5,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,119,000, $6,000, and $19,000, respectively. At May 31, 2017, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distribution payable.

F. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $43,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2017, USAA and its affiliates owned 173,000 Institutional Shares and 315,000 Adviser Shares, which represents 78.5% of the Institutional Shares outstanding, 49.7% of the Adviser Shares outstanding, and 1.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the August 1, 2017, Regulation S-X amendments compliance date.

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                            ----------------------------------------------------------------
                                                  2017          2016          2015          2014        2013
                                            ----------------------------------------------------------------
Net asset value at beginning of period      $    27.20    $    28.69    $    28.00    $    24.24    $  18.41
                                            ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .19           .21           .24           .20         .19
  Net realized and unrealized gain (loss)         4.55          (.95)         1.16          4.19        5.85
                                            ----------------------------------------------------------------
Total from investment operations                  4.74          (.74)         1.40          4.39        6.04
                                            ----------------------------------------------------------------
Less distributions from:
  Net investment income                           (.21)         (.19)         (.28)         (.19)       (.20)
  Realized capital gains                          (.57)         (.56)         (.43)         (.44)       (.01)
                                            ----------------------------------------------------------------
Total distributions                               (.78)         (.75)         (.71)         (.63)       (.21)
                                            ----------------------------------------------------------------
Net asset value at end of period            $    31.16    $    27.20    $    28.69    $    28.00    $  24.24
                                            ================================================================

Total return (%)*                                17.81         (2.49)         5.10         18.24       32.93
Net assets at end of period (000)           $1,319,357    $1,157,148    $1,208,909    $1,128,586    $879,178
Ratios to average net assets:**
  Expenses (%)(a)                                 1.13          1.17          1.17          1.19        1.25
  Net investment income (%)                        .72           .81           .91           .75         .93
Portfolio turnover (%)                              12            10             9             9          12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $1,196,086,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                     -             -             -          (.00%)(+)   (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED                 PERIOD ENDED
                                                                       MAY 31,                     MAY 31,
                                                                     ---------------------------------------
                                                                         2017                        2016***
                                                                     ---------------------------------------
Net asset value at beginning of period                                 $27.14                      $28.83
                                                                       ----------------------------------
Income (loss) from investment operations:
  Net investment income                                                   .20                         .24
  Net realized and unrealized gain (loss)                                4.55                       (1.11)
                                                                       ----------------------------------
Total from investment operations                                         4.75                       (0.87)
                                                                       ----------------------------------
Less distributions from:
  Net investment income                                                  (.18)                       (.26)
  Realized capital gains                                                 (.57)                       (.56)
                                                                       ----------------------------------
Total distributions                                                      (.75)                       (.82)
                                                                       ----------------------------------
Net asset value at end of period                                       $31.14                      $27.14
                                                                       ==================================

Total return (%)*                                                       17.89                       (2.92)
Net assets at end of period (000)                                      $6,877                      $5,228
Ratios to average net assets:**

  Expenses (%)                                                           1.09                        1.10(a)
  Expenses, excluding reimbursements (%)                                 1.37                        1.54(a)
  Net investment income (%)                                               .78                        1.11(a)
Portfolio turnover (%)                                                     12                          10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $5,883,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

46  | USAA WORLD GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                                               -------------------------------------------------------------
                                                  2017          2016          2015          2014        2013
                                               -------------------------------------------------------------
Net asset value at beginning of period         $ 27.13       $ 28.55       $ 27.90       $ 24.17      $18.37
                                               -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .12           .14           .19           .18         .13
  Net realized and unrealized gain (loss)         4.53          (.93)         1.13          4.16        5.82
                                               -------------------------------------------------------------
Total from investment operations                  4.65          (.79)         1.32          4.34        5.95
                                               -------------------------------------------------------------
Less distributions from:
  Net investment income                           (.14)         (.07)         (.24)         (.17)       (.14)
  Realized capital gains                          (.57)         (.56)         (.43)         (.44)       (.01)
                                               -------------------------------------------------------------
Total distributions                               (.71)         (.63)         (.67)         (.61)       (.15)
                                               -------------------------------------------------------------
Redemption fees added to beneficial interests      .00(b)        .00(b)        .00(b)          -           -
                                               -------------------------------------------------------------
Net asset value at end of period               $ 31.07       $ 27.13       $ 28.55       $ 27.90      $24.17
                                               =============================================================
Total return (%)*                                17.50         (2.72)         4.84         18.08       32.47
Net assets at end of period (000)              $19,722       $16,580       $26,797       $21,583      $8,490
Ratios to average net assets:**
  Expenses (%)(a)                                 1.42          1.42          1.38(c)       1.35        1.60
  Expenses, excluding reimbursements (%)(a)       1.42          1.42          1.38          1.35        1.63
  Net investment income (%)                        .45           .49           .72           .64         .59
Portfolio turnover (%)                              12            10             9             9          12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2017, average net assets were $17,384,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                     -             -             -          (.00%)(+)   (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the
    Adviser Shares to 1.60% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

May 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2016, through May 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

48  | USAA WORLD GROWTH FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                              BEGINNING                 ENDING             DURING PERIOD*
                                            ACCOUNT VALUE            ACCOUNT VALUE       DECEMBER 1, 2016 -
                                           DECEMBER 1, 2016          MAY 31, 2017           MAY 31, 2017
                                           ----------------------------------------------------------------
FUND SHARES
Actual                                        $1,000.00                $1,169.10               $6.11

Hypothetical
  (5% return before expenses)                  1,000.00                 1,019.30                5.69

INSTITUTIONAL SHARES
Actual                                         1,000.00                 1,169.00                5.95

Hypothetical
  (5% return before expenses)                  1,000.00                 1,019.45                5.54

ADVISER SHARES
Actual                                         1,000.00                 1,167.30                7.78

Hypothetical
  (5% return before expenses)                  1,000.00                 1,017.75                7.24

*Expenses are equal to the annualized expense ratio of 1.13% for Fund Shares, 1.10% for Institutional Shares, and 1.44% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 16.91% for Fund Shares, 16.90% for Institutional Shares, and 16.73% for Adviser Shares for the six-month period of December 1, 2016, through May 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and MFS (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

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50  | USAA WORLD GROWTH FUND

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group"), and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with similar investment classifications/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its

================================================================================

52  | USAA WORLD GROWTH FUND

================================================================================

expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager.

The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one- and three-year periods ended December 31, 2016, and was in the top 10% of its performance universe for the five- and ten-year periods ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of

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54  | USAA WORLD GROWTH FUND

================================================================================

profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on their conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies;
(ii) the Subadviser maintains an appropriate compliance program;

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56  | USAA WORLD GROWTH FUND

================================================================================

(iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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58  | USAA WORLD GROWTH FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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60  | USAA WORLD GROWTH FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA WORLD GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    1 Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    2   Member of Executive Committee.
    3   Member of Audit and Compliance Committee.
    4   Member of Product Management and Distribution Committee.
    5   Member of Corporate Governance Committee.
    6   Member of Investments Committee.
    7 The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    8 Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    9 Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+)   Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED OFFICERS(1)

--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

64  | USAA WORLD GROWTH FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

66  | USAA WORLD GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================
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ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2017 and 2016 were $439,547 and $434,610, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2017 and 2016 were $71,420 and $70,020, respectively.All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service, foreign tax compliance, tax consulting services, and foreign tax reclaim filings for fiscal years ended May 31, 2017 and 2016 were $135,059 and $77,043, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2017 and 2016.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for May 31, 2017 and 2016 were $280,939 and $220,063, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2017 and 2016 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.


Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2017

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     07/25/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/26/2017
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/25/2017
         -----------------------------

*Print the name and title of each signing officer under his or her signature.